                                                   Filed pursuant to Rule 497(c)
                                                    as to Schroder International
                                             Diversified Value Fund and Schroder
                                                  Total Return Fixed Income Fund
                                                     and pursuant to Rule 497(e)
                                                       as to all the other Funds
                                                        of Schroder Series Trust
                                               under the Securities Act of 1933,
                                                                      as amended
                                                 Registration File No.: 33-65632

[SCHRODERS LOGO]
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PROSPECTUS

August 30, 2006

EQUITY FUNDS
------------

SCHRODER EMERGING MARKET EQUITY FUND

SCHRODER INTERNATIONAL ALPHA FUND

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

SCHRODER NORTH AMERICAN EQUITY FUND

SCHRODER U.S. OPPORTUNITIES FUND

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

TAXABLE FIXED INCOME FUNDS
--------------------------

SCHRODER ENHANCED INCOME FUND

SCHRODER STRATEGIC BOND FUND

SCHRODER TOTAL RETURN FIXED INCOME FUND

TAX-EXEMPT FIXED INCOME FUNDS
-----------------------------

SCHRODER MUNICIPAL BOND FUND

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

Investor Shares

This Prospectus describes eleven mutual funds (each, a "Fund" and collectively, the "Funds") offered by Schroder Capital Funds (Delaware), Schroder Series
Trust, and Schroder Global Series Trust (each, a "Trust" and collectively, the
"Trusts").

     SCHRODER EMERGING MARKET EQUITY FUND seeks capital appreciation through investment principally in equity securities of companies in emerging market countries in regions such as Asia, Latin America, Eastern Europe, the
     Middle East, and Africa.

     SCHRODER INTERNATIONAL ALPHA FUND seeks long-term capital appreciation through investment in securities markets outside the United States.

     SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND seeks long-term capital appreciation by investing principally in a portfolio of equity securities of companies located outside the United States that the Fund's investment sub-adviser considers to offer attractive valuations.

     SCHRODER NORTH AMERICAN EQUITY FUND seeks capital growth by investing primarily in equity securities of companies in the United States.

     SCHRODER U.S. OPPORTUNITIES FUND seeks capital appreciation by investing primarily in equity securities of companies in the United States with market capitalizations of $2.2 billion or less.

     SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND seeks capital appreciation by investing primarily in equity securities of small and mid cap companies in the United States.

     SCHRODER ENHANCED INCOME FUND seeks high current income, consistent with the preservation of capital and reasonable liquidity. As a secondary objective, the Fund seeks a high rate of total return. The Fund invests in a diversified portfolio of U.S. dollar-denominated income-producing obligations. The Fund's dollar weighted average portfolio duration will typically be from three to six months.

     SCHRODER STRATEGIC BOND FUND seeks a high level of total return by investing in a portfolio of debt securities of issuers across a spectrum of sectors and markets around the world.

     SCHRODER TOTAL RETURN FIXED INCOME FUND seeks a high level of total return by investing in a portfolio of fixed income obligations. The Fund intends to maintain a dollar-weighted average portfolio duration of three to six years.

     SCHRODER MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital by investing in a portfolio of investment grade municipal bonds. The Fund intends to maintain a dollar-weighted average portfolio maturity of five to ten years.

     SCHRODER SHORT-TERM MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital by investing in a portfolio of investment grade short-term municipal bonds. The Fund intends to maintain a dollar-weighted average portfolio maturity of not more than three years.

This Prospectus explains what you should know about the Funds before you invest.
Please read it carefully. You can call the Schroder Mutual Funds at (800)
464-3108 to find out more about these Funds and other funds in the Schroder family of funds. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS
PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                              SCHRODER SERIES TRUST
                          SCHRODER GLOBAL SERIES TRUST

                                                                            PAGE
                                                                            ----

                                       -i-

--------------------------------------------------------------------------------
SUMMARY INFORMATION

SCHRODER EMERGING MARKET EQUITY FUND

     INVESTMENT OBJECTIVE. To seek capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of companies the Fund's sub-adviser considers to be "emerging market" issuers. The Fund may invest the remainder of its assets in securities of issuers located anywhere in the world. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks. The Fund may also invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depository
     Receipts ("GDRs"), European Depository Receipts ("EDRs") or other similar securities representing ownership of foreign securities (collectively,
     "Depositary Receipts"). The Fund may also invest in securities of closed-end investment companies and exchange-traded funds ("ETFs"), including securities of emerging market issuers. An investment in a domestic closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of emerging market issuers, and has "emerging market" or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of emerging market issuers for purposes of determining if the Fund has invested at least 80% of its net assets in such securities.

     The Fund invests principally in equity securities of issuers domiciled or doing business in "emerging market" countries in regions such as Asia,
     Latin America, Eastern Europe, the Middle East and Africa. The Fund's
     sub-adviser currently considers "emerging market" issuers to be issuers domiciled in or deriving a substantial portion of their revenues from countries not included at the time of investment in the Morgan Stanley
     International World Index of major world economies. Countries currently in this Index include: Australia, Austria, Belgium, Canada, Denmark, Finland,
     France, Germany, Greece, Hong Kong SAR, Ireland, Italy, Japan, the
     Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
     Switzerland, the United Kingdom, and the United States. The Fund's
     sub-adviser may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund's investments. The Fund's sub-adviser has determined that Chinese companies listed in Hong Kong will be considered emerging market issuers for this purpose. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one emerging market country, although the Fund will typically seek to allocate its investments among a number of different emerging market countries.

     The Fund invests in issuers and countries that its sub-adviser believes offer the potential for capital growth. In identifying investments for the
     Fund, the Fund's sub-adviser considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities'
     attractive relative valuation, and whether the issuer enjoys proprietary advantages. The Fund may invest in securities of companies of any size, including companies with large, medium, and small market capitalizations, including micro-cap companies. The Fund may also purchase securities issued in initial public offerings. In addition, the Fund's sub-adviser considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of

                                       -1-

     local markets. The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or to take advantage of other investments the Fund's sub-adviser considers more attractive.

     The Fund may purchase or sell structured notes, or enter into swap transactions, for hedging or as an alternative to purchasing or selling securities. The Fund's sub-adviser may hedge some of the Fund's foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so. The Fund may also purchase or sell futures on indices, including country specific or overall emerging market indices. The Fund may use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    EMERGING MARKET SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies described below under "Small and Mid Cap Companies Risk."

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCIES RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    GEOGRAPHIC FOCUS RISK. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one emerging market country, although the Fund will typically seek to allocate its investments among a number of different emerging market countries. To the extent the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    SMALL AND MID CAP COMPANIES RISK. Many companies located in emerging markets have smaller market capitalizations than those of comparable companies located in developed markets. Small companies tend to be more vulnerable to adverse developments than larger companies. The
          Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small

                                       -2-

          companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group.
          Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    INVESTMENTS IN POOLED VEHICLES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds) and
          ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

     o    DEPOSITARY RECEIPTS RISK. The Fund may invest in sponsored or unsponsored Depositary Receipts. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

     o    EQUITY MARKETS RISK. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    INITIAL PUBLIC OFFERINGS (IPOS) RISK. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering.
          Such investments are subject generally to the risks described above under "Small and Mid Cap Companies Risk." Such securities have no trading history, and information about such companies may be available for very
                                       -3-

          limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do
          so. The prices of securities sold in initial public offerings can be highly volatile.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information. The Fund recently commenced operations and does not yet have historical investment performance.

                                      -4-

SCHRODER INTERNATIONAL ALPHA FUND

     INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

     PRINCIPAL INVESTMENT STRATEGIES. The Schroder International Alpha Fund
     (formerly, Schroder International Fund) will invest principally in securities of companies located outside of the United States, and normally invests at least 65% of its total assets in equity securities of companies the Fund's adviser considers to be located outside of the United States.
     The Fund will invest in a variety of countries throughout the world. The
     Fund may, from time to time, invest more than 25% of its net assets in any one country or group of countries. The Fund will consider an issuer located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if the Fund's sub-adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country. The Fund invests in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

     The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the
     Far East. The Fund expects typically to invest in forty to sixty companies located outside of the United States at any one time.

     The Fund invests in issuers that the Fund's sub-adviser believes offer the potential for capital growth. In identifying candidates for investment, the
     Fund's sub-adviser may consider the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, the quality of the securities, and whether the issuer has any proprietary advantages.
     The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available. The Fund may invest in companies of any market capitalization. The Fund may purchase or sell futures contracts and options, in order to gain exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. By employing these techniques the Fund's portfolio manager tries to add incremental return over the Fund's benchmark index, which incremental return is sometimes referred to as "alpha."

     The Fund also may do the following:

     o    Invest in securities of issuers domiciled or doing business in
          "emerging market" countries.

     o    Invest in securities of closed-end investment companies and ETFs
          (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges) that invest primarily in foreign securities.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

                                      -5-

     o    FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    EMERGING MARKETS SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    SMALL AND MID CAP COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade

                                      -6-

          less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    GEOGRAPHIC FOCUS RISK. To the extent that the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    ISSUER FOCUS RISK. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds.
          The Fund expects typically to invest in forty to sixty companies at any time. When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

     o    INVESTMENTS IN POOLED VEHICLES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds) and
          ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     Performance Information.(+)(++)

     Below is a bar chart that shows the investment returns of the Fund's
     Investor Shares for each of its last ten full calendar years of operations.
     The table following the bar chart shows how the Fund's average annual returns for the last year, for the last five years, and for the last ten years compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     1996   1997    1998    1999    2000     2001     2002    2003    2004    2005
     ----   ----   -----   -----   -----   ------   ------   -----   -----   -----

     9.93%  3.34%  13.52%  30.99%  -2.29%  -25.81%  -19.76%  32.93%  15.24%  18.32%

                                      -7-

     During the periods shown above, the highest quarterly return was 21.57% for the quarter ended December 31, 1999, and the lowest was -22.38% for the quarter ended September 30, 2002.

     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)                 ONE YEAR   FIVE YEARS   TEN YEARS
     ------------------------------------------------------   --------   ----------   ---------

     RETURN BEFORE TAXES                                       18.32%       1.53%       5.94%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)                   17.96%       0.46%       2.87%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
        SHARES (1)                                             12.30%       0.69%       3.68%
     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (2)
        (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)    13.54%       4.55%       5.84%

     (1)  After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The Morgan Stanley Capital International EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia,
          Asia, and the Far East, and reflects dividends net of non-recoverable withholding tax.

     (+)  The current portfolio management team primarily responsible for making investment decisions for the Fund assumed this responsibility effective March 2005. The performance results shown in the bar chart and table for periods prior to such date were achieved by the Fund under different lead portfolio managers.

     (++) Effective April 1, 2006, the combined advisory and administrative fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during the periods shown, the returns shown in the bar chart and table would have been lower. See "Management of the Funds --
          Management Fees."

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -8-

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

     INVESTMENT OBJECTIVE. Long-term capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests principally in a diversified portfolio of equity securities of companies located outside of the United States that the Fund's sub-adviser considers to offer attractive valuations. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

     The Fund's sub-adviser applies a proprietary quantitative investment analysis that seeks to develop a portfolio designed to capture the historically high returns from value stocks but with lower risk than the
     Morgan Stanley Capital International EAFE Index over the longer term and to provide a dividend yield typically above that Index. The sub-adviser expects that a substantial portion of the Fund's investments will normally be in countries included in the Morgan Stanley Capital International EAFE
     Index, which is a market-weighted index of companies representative of the market structure of certain developed market countries in Europe,
     Australia, Asia, and the Far East, although the Fund may invest in any country in the world, including "emerging markets" countries. (The sub-adviser currently expects to invest not more than 25% of the Fund's assets in securities of companies domiciled in emerging markets countries.)

     The main elements of the sub-adviser's portfolio construction process are the identification of attractive value stocks within a broad universe of companies around the world and careful management of portfolio risks. The portfolio construction process is bottom-up. The sub-adviser seeks to select stocks anywhere in the world with high dividends and strong cash-flow. The sub-adviser does not generally specify "top-down" geographic or sector allocations for the Fund's portfolio; rather, the Fund's geographic and sector allocations are principally the result of the sub-adviser's selection of individual companies that it believes offer the greatest value. (The sub-adviser may adjust geographic or sector weights resulting from this process in order to avoid extreme outcomes.)

     The sub-adviser does not consider benchmark weights when it constructs the
     Fund's portfolio. Individual stock weights are determined using a disciplined stock weighting process. The Fund's sub-adviser believes that indices weighted by market capitalization reflect a natural bias towards expensive stocks and geographic regions, and that, by contrast, a
     "bottom-up" approach to portfolio construction, not constrained by reference to a specific benchmark or index, has the potential to provide investment in less expensive stocks offering better investment value.

     The Fund will normally invest at least 65% of its net assets in equity securities of companies located in countries outside of the United States.
     The Fund will invest in a variety of countries throughout the world. The
     Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries. The Fund's sub-adviser will consider an issuer to be located in a country if it is organized under the laws of and its equity securities are principally traded in that country, or it is domiciled or has its principal place of business located in and its equity securities are principally traded in that country, or if the Fund's sub-adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country. The Fund may invest in companies of any market capitalization, including large, well known companies, as well as smaller, less closely followed companies, including micro-cap companies.

                                      -9-

     The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies.

     The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or when the sub-adviser considers more attractive investment candidates are available.

     The Fund may purchase or sell futures contracts and options and enter into total return swaps, in order to gain exposure to particular securities or markets in connection with hedging transactions or otherwise to increase total return. The Fund may from time to time enter into other transactions involving derivatives, including over-the-counter transactions, if the sub-adviser considers it appropriate.

     The Fund may also invest in closed-end investment companies, trusts, ETFs
     (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), and real estate investment trusts ("REITs").

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    EMERGING MARKETS SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

                                      -10-

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    GEOGRAPHIC FOCUS RISK. To the extent that the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    SMALL AND MID CAP COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    INVESTMENTS IN POOLED VEHICLES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds), trusts, and ETFs. Investing in another investment company or pooled vehicle exposes the Fund to all the risks of that other investment company or pooled vehicle, and, in general, subjects it to a pro rata portion of the other investment company or pooled vehicle's fees and expenses.

     o    REAL ESTATE INVESTMENT TRUST RISK. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free

                                      -11-

          pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information. The Fund recently commenced operations and does not yet have historical investment performance.

                                      -12-

SCHRODER NORTH AMERICAN EQUITY FUND

     INVESTMENT OBJECTIVE. The Fund seeks long-term capital growth.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests principally in equity securities of companies in the United States. The Fund may invest in common and preferred stocks, convertible preferred stocks, and warrants to purchase common and preferred stocks.

     The Fund's sub-adviser is responsible for day-to-day portfolio management.
     It uses a proprietary quantitative investment analysis that evaluates market and economic sectors, companies, and stocks on the basis of long-term historical data. The Fund's sub-adviser uses that analysis to construct a highly diversified portfolio of stocks. In addition, the Fund's sub-adviser attempts to identify anticipated short-term deviations from longer-term historical trends and cycles, and may adjust the Fund's portfolio to take advantage of those deviations.

     The Fund's investment portfolio, including the number of companies represented in the portfolio and the sector weightings of the portfolio, will change as the Fund's sub-adviser's evaluation of economic and market factors, as well as factors affecting individual companies, changes.

     The Fund will invest in a well diversified portfolio of companies of any size that its sub-adviser judges to be attractive compared to the overall market. The Fund's portfolio may include large, well known companies, as well as smaller, less closely followed companies, including micro-cap companies. The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available.

     The Fund may purchase or sell futures contracts and options, in order to gain exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. The Fund may also invest in closed-end investment companies and in ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges).

     The Fund normally invests at least 80% of its net assets in equity securities of companies organized and principally traded in, or with their principal places of business and principally traded in, North America. The
     Fund may use derivatives for purposes of complying with this test. An investment in a U.S. closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of
     North American companies, and has "North America" or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of North American companies for purposes of determining if the Fund has invested at least 80% of its net assets in such securities. The Fund considers North America to consist of the United
     States and Canada.

     The Fund's sub-adviser may trade the Fund's portfolio securities more frequently than many other mutual funds. Frequent trading of the Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common

                                      -13-

          and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect North American equities markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and
          "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. There can be no assurance that the sub-adviser's use of the quantitative analysis described above will produce a portfolio that will achieve long-term capital growth or that the Fund's sub-adviser will interpret or implement the results of any quantitative analysis in a manner that will result in long-term capital growth. In addition, to the extent that the sub-adviser adjusts the Fund's portfolio to take advantage of short-term deviations from longer-term historical trends and cycles, there can be no assurance that such deviations will in fact occur or that the
          Fund's portfolio will be positioned optimally to take advantage of them.

     o    SMALL AND MID CAP COMPANIES RISK. Small and mid cap companies tend to be more vulnerable to adverse developments than larger companies. The
          Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small and mid cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    GEOGRAPHIC FOCUS RISK. Because the Fund invests principally in equity securities of North American companies, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

                                      -14-

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    INVESTMENTS IN POOLED VEHICLES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds) and
          ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

     o    FREQUENT TRADING/PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's sub-adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 160%.

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Investor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the
     Fund's average annual returns for the last year and life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2004    2005
     -----   ----
     11.61%  7.01%

     During the periods shown above, the highest quarterly return was 9.30% for the quarter ended December 31, 2004, and the lowest was -1.40% for the quarter ended March 31, 2005.

                                      -15-

     AVERAGE ANNUAL TOTAL RETURNS                                        LIFE OF FUND
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)          ONE YEAR   (SINCE SEPTEMBER 17, 2003)
     -----------------------------------------------   --------   --------------------------

     RETURN BEFORE TAXES                                 7.01%              12.43%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)             5.36%              10.59%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
        FUND SHARES (1)                                  5.49%               9.79%
     FTSE NORTH AMERICAN INDEX (2) (REFLECTS NO
        DEDUCTION FOR FEES, EXPENSES OR TAXES)           7.45%              12.48%
     S&P 500 INDEX (3)                                   4.91%              10.90%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The FTSE North American Index is a market capitalization value weighted composite index of over 700 U.S. and Canadian companies and reflects the reinvestment of dividends.

     (3)  The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -16-

SCHRODER U.S. OPPORTUNITIES FUND

     INVESTMENT OBJECTIVE. To seek capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES. In selecting investments for the Fund, the
     Fund's adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.

     The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks and REITs. Under current market conditions, the Fund expects to invest primarily in equity securities of small and micro capitalization companies in the United States. The Fund's adviser considers small capitalization companies to be companies that have market capitalizations of $2.2 billion or less, and micro-capitalization companies to be companies with market capitalizations of $500 million or less, measured at the time of investment. However, the Fund may invest any portion of its assets in equity securities of larger companies. The Fund may also invest in securities of companies outside the United States, although the Fund will normally invest at least 80% of its net assets in securities of companies the Fund's adviser considers to be located in the
     United States. The Fund will consider an issuer located in the United
     States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled and has its principal place of business located in the United
     States and is principally traded in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States. The Fund generally sells securities when the Fund's adviser believes they are fully priced or when more attractive investment candidates become available. The
     Fund may purchase securities offered in initial public offerings.

     The Fund may use options (puts and calls) for hedging purposes, or to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the
     Fund and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's
     Statement of Additional Information ("SAI").

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    SMALL COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

                                      -17-

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    EQUITY MARKETS RISK. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    REAL ESTATE INVESTMENT TRUST RISK. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

     o    INITIAL PUBLIC OFFERINGS (IPOS) RISK. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering.
          Such investments are subject generally to the risks described above under "Small Companies Risk." Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired.
          The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

     o    ISSUER FOCUS RISK. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds.
          When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

                                      -18-

     o    GEOGRAPHIC FOCUS RISK. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than performance of other mutual funds that invest more broadly.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o    OVER-THE-COUNTER RISK. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     Performance Information.(+)(++)

     Below is a bar chart that shows the investment returns of the Fund's
     Investor Shares for each of its last ten full calendar years of operations.
     The table following the bar chart shows how the Fund's average annual returns for the last year, the last five years, and for the last ten years compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

      1996   1997   1998   1999   2000   2001   2002    2003   2004   2005
     -----  -----  -----  -----  -----  -----  ------  -----  -----  -----
     22.29% 26.86% -9.23% 13.10% 31.22% 11.56% -18.87% 37.14% 25.29% 6.42%

     During the periods shown above, the highest quarterly return was 18.60% for the quarter ended June 30, 1997, and the lowest was -23.27% for the quarter ended September 30, 1998.

                                      -19-

     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)       ONE YEAR   FIVE YEARS   TEN YEARS
     --------------------------------------------   --------   ----------   ---------

     RETURN BEFORE TAXES                              6.42%       10.60%      13.21%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)          5.85%        9.49%      10.46%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
        OF FUND SHARES (1)                            4.96%        8.80%      10.02%
     RUSSELL 2000 INDEX (2) (REFLECTS NO
        DEDUCTION FOR FEES, EXPENSES OR TAXES)        4.55%        8.22%       9.26%

     (1)  After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

     (+)  The current portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 1, 2003. The performance results shown in the bar chart and table for periods prior to January 1, 2003 were achieved by the Fund under a different portfolio manager.

     (++) Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during the periods shown, the returns shown in the bar chart and table would have been lower. See "Management of the Funds --
          Management Fees."

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -20-

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

     INVESTMENT OBJECTIVE. To seek capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in companies in the United States (determined as described below) that the Fund's adviser considers to be small or mid cap companies. In selecting investments for the Fund, the Fund's adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors. These factors generally apply to all investments made by the Fund, including initial public offerings, although the Fund may also invest in certain initial public offerings that the portfolio manager believes will be in high demand. The Fund may sell a security when the Fund's adviser believes it is fully priced or when investments become available that it believes are more attractive.

     The Fund normally invests at least 80% of its net assets in companies considered by the Fund's adviser at the time to be small or mid cap companies located in the United States. The Fund's adviser currently considers a company to be a small or mid cap company if the company has a market capitalization (at the time of purchase) of between $1 billion and
     $7 billion. The Fund may also invest in equity securities of micro-cap companies or larger companies, if the Fund's adviser believes they offer the potential for capital appreciation. The Fund invests in common and preferred stocks, convertible preferred stocks, warrants to purchase common and preferred stocks, and REITs. The Fund may purchase securities on securities exchanges as well as over-the-counter, and may also purchase securities offered in initial public offerings. The Fund may use options for hedging purposes, or to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's SAI.

     The Fund's adviser will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the
     United States and is principally traded in the United States, or is domiciled or has its principal place of business located in the United
     States and is principally traded in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    SMALL AND MID CAP COMPANIES RISK. Small and mid cap companies tend to be more vulnerable to adverse developments than larger companies. The
          Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small and mid cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in

                                      -21-

          their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    REAL ESTATE INVESTMENT TRUST RISK. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

     o    INITIAL PUBLIC OFFERINGS (IPOS) RISK. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering.
          Such investments are subject generally to the risks described above under "Small and Mid Cap Companies Risk." Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

     o    EQUITY MARKETS RISK. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks.

                                      -22-

          Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    OVER-THE-COUNTER RISK. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

     o    GEOGRAPHIC FOCUS RISK. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than performance of other mutual funds that invest more broadly.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information. The Fund recently commenced operations and does not yet have historical investment performance. For performance information with respect to other investment accounts managed by the Fund's adviser, see the Fund's SAI.

                                      -23-

SCHRODER ENHANCED INCOME FUND

     INVESTMENT OBJECTIVES. Principally, to seek high current income, consistent with the preservation of capital and reasonable liquidity; secondarily, to seek a high rate of total return.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a diversified portfolio of U.S. dollar-denominated income-producing obligations.

     The Fund will normally invest at least 80% of its net assets in income-producing obligations, which may include, for example:

     o    securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     o    debt securities of domestic or foreign corporations;

     o    mortgage-backed and other asset-backed securities;

     o    obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises;

     o    obligations of international agencies or supranational entities;

     o    commercial paper and master demand notes;

     o    preferred securities; and

     o    short-term investments, such as repurchase agreements, money market securities, bank certificates of deposit, fixed time deposits, and bankers' acceptances.

     The Fund's adviser currently expects that a substantial portion of the
     Fund's assets will be invested in mortgage-backed and other asset-backed securities.

     Foreign securities in which the Fund invests will be denominated in the
     U.S. dollar.

     The Fund's dollar weighted average portfolio duration will typically be from three to six months, although the adviser may extend the Fund's dollar weighted average portfolio duration to as long as 1.5 years, in response to economic, market, or other conditions. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

     The Fund is not a money market fund and is not subject to the portfolio quality, maturity, and other requirements applicable to money market funds.

     The Fund's investment adviser will trade the Fund's portfolio securities actively. The adviser may sell certain investments it believes are fully priced and purchase securities it believes may be undervalued, or it may trade securities to take advantage of what it believes to be temporary disparities in normal yield relationships between securities. The Fund's adviser uses quantitative analysis to understand the structures and risks of fixed income securities available for investment, and to identify market sectors offering favorable investment opportunities.

                                      -24-

     The Fund may enter into interest rate futures and options, interest rate swap agreements, and credit default swaps. (A derivative instrument will be considered to be an income-producing obligation if it is itself an income-producing obligation or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by an income-producing obligation.) The Fund may use these "derivatives" for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's SAI.

     The Fund will normally maintain a dollar weighted average rating of the securities owned by the Fund of at least Aa2 (or the equivalent), considering unrated securities backed by the full faith and credit of the
     U.S. Government to be rated AAA, by following the guidelines listed below:

     o    The Fund will normally invest only in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in securities of "investment grade," which means either that a nationally recognized statistical rating organization (for example, Moody's
          Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
          Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality.

     o    The Fund will normally invest more than 50% of its total assets in securities which a nationally recognized statistical rating organization has rated Aaa or AAA (or the equivalent).

     o    The Fund will normally invest no more than 25% of its total assets in securities that are rated below Aa3 (or the equivalent) by a nationally recognized statistical rating organization.

     o    The Fund will normally invest no more than 10% of its total assets in securities that are rated below A3 (or the equivalent) by a nationally recognized statistical rating organization.

     o    The Fund expects not to invest in money market securities that have a short-term rating lower than A2 (or the equivalent) by a nationally recognized statistical rating organization.

     In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used for purposes of determining whether the Fund has complied with these limitations. If a security is not rated by a nationally recognized statistical rating organization but the Fund's adviser believes that it is of comparable quality to a security that is so rated, that security will be considered to have been rated at that level.

                                      -25-

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. Asset-backed securities in which the
          Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral
          (usually automobiles) securing certain contracts, or other factors.

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under
          "Mortgage and Asset-Backed Securities Risk"), extension risk (as described above under "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

                                      -26-

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Investor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the
     Fund's average annual returns for the last year (life of the Fund) compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the
     Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2005
     ----
     2.92%

     During the period shown above, the highest quarterly return was 0.95% for the quarter ended June 30, 2005, and the lowest was 0.47% for the quarter ended March 31, 2005.

     AVERAGE ANNUAL TOTAL RETURNS                                ONE YEAR
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)                 (LIFE OF FUND)
     ------------------------------------------------------   --------------
     RETURN BEFORE TAXES                                           2.92%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)                       1.75%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
        SHARES (1)                                                 1.89%
     LIBOR 3 MONTH USD FIXED INDEX (2)
        (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        3.64%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the

                                      -27-

          return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The LIBOR 3 Month USD Fixed Index is a broad-based basket of U.S. debt securities.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -28-

SCHRODER STRATEGIC BOND FUND

     INVESTMENT OBJECTIVE. To seek a high level of total return.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks its objective by investing in a portfolio of debt securities of issuers across a spectrum of sectors and markets around the world. The Fund normally invests substantially all, and at least 80%, of its net assets in debt securities. The Fund may use derivatives for purposes of complying with this test. The Fund may, from time to time, invest more than 25% of its net assets in any one country or group of countries. The Fund's sub-adviser will normally (though it will not necessarily) hedge a substantial portion of the Fund's foreign currency exposure back into the U.S. dollar, in order to limit the effects of changes in foreign currencies on the value of the Fund's portfolio. The
     Fund is a non-diversified investment company.

     The Fund may invest in any type of debt securities, including, for example, corporate debt securities, securities issued or guaranteed by sovereign governments, their agencies, or instrumentalities (including securities issued by the U.S. Government, the Government National Mortgage
     Association, Federal Home Loan Banks, Fannie Mae, and Freddie Mac) and
     mortgage-backed securities (including collateralized mortgage obligations).
     The Fund may invest in convertible securities and warrants. The Fund may invest in securities of any maturity, but will normally seek to maintain a dollar-weighted average portfolio duration of 10 years or less. The Fund may invest a substantial portion of its assets in mortgage-backed and mortgage-related securities, including collateralized mortgage obligations, and other asset-backed securities. Asset-backed securities in which the
     Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

     The Fund will invest principally in securities of "investment grade" at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody's Investor Service, Inc., Standard
     & Poor's Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Fund's sub-adviser has determined the securities to be of comparable quality. Up to 40% of the Fund's total assets may be invested in securities rated below
     "investment grade," sometimes referred to as "junk bonds" (or, if unrated, determined by the Fund's sub-adviser to be of comparable quality).

     The Fund may (though it will not necessarily) purchase and sell interest rate futures contracts and enter into swap transactions, foreign currency forwards and swap transactions, and options, as a substitute for cash investments, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the
     Fund's portfolio. The Fund may take long or short positions in so-called credit default swaps or other credit derivatives as an alternative to buying or selling debt securities themselves or otherwise to increase the
     Fund's total return. The Fund may also invest in money market securities when the Fund's sub-adviser expects the return on such securities to exceed the return on securities with longer durations.

     In managing the Fund, the Fund's sub-adviser will allocate the Fund's assets among issuers, types of securities, industries, interest rates, and geographical regions, including emerging markets. An investment team located in London will make top-down investment allocation decisions.
     Subject to the oversight of this investment team, other investment

                                      -29-

     teams located in various geographical regions or specializing in particular types of investments will implement those asset allocation decisions by selecting the specific securities in which the Fund will invest. In this way, the Fund's sub-adviser attempts to construct a portfolio representing many of the firm's "best ideas." The Fund's sub-adviser will change asset allocations and the Fund's portfolio securities in response to changes in its assessment of market, economic, political, and other factors. The sub-adviser may sell securities when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value. The Fund's sub-adviser may trade the Fund's portfolio securities more frequently than many other mutual funds. Frequent trading of the Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCIES RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    GEOGRAPHIC FOCUS RISK. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. To the extent the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    HIGH-YIELD/JUNK BONDS RISK. Securities rated below investment grade
          ("high-yield bonds" or "junk bonds") lack outstanding investment characteristics and have

                                      -30-

          speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

     o    MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. Asset-backed securities in which the
          Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral
          (usually automobiles) securing certain contracts, or other factors.

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under
          "Mortgage and Asset-Backed Securities Risk"), extension risk (as described above under "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock, and so subject to the risks of investments in both debt securities and equity securities.

     o    WARRANTS RISK. The Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

                                      -31-

     o    EMERGING MARKET SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o    FREQUENT TRADING/PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's sub-adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be greater than 400%.

     o    NON-DIVERSIFICATION RISK. The Fund is a non-diversified investment company. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

Performance Information. The Fund recently commenced operations and does not yet have historical investment performance. For performance information with respect to other investment accounts managed by the Fund's adviser, see the Fund's SAI.

                                      -32-

SCHRODER TOTAL RETURN FIXED INCOME FUND

     INVESTMENT OBJECTIVE. To seek a high level of total return.

     PRINCIPAL INVESTMENT STRATEGIES. The Schroder Total Return Fixed Income
     Fund (formerly, Schroder U.S. Core Fixed Income Fund) normally invests at least 80% of its net assets in fixed income obligations. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days' prior written notice to shareholders). In making investments for the Fund, the adviser seeks to invest the Fund's assets in a portfolio of securities that offer high total return -- from current income, increases in market values of the Fund's investments, or both. The adviser currently considers fixed income obligations to include:

     o    securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     o    debt securities of domestic or foreign corporations;

     o    mortgage-backed and other asset-backed securities;

     o    taxable and tax-exempt municipal bonds;

     o    obligations of international agencies or supranational entities;

     o    debt securities convertible into equity securities;

     o    inflation-indexed bonds;

     o    structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations;

     o    delayed funding loans and revolving credit facilities; and

     o    short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers'
          acceptances.

     The Fund may invest in securities of companies located in a variety of countries outside the United States, including obligations of non-U.S.
     governmental issuers or of private issuers located in any country outside the United States, including emerging market countries. The Fund will normally invest no more than 20% of its total assets in securities that are not denominated in the U.S. dollar.

     The Fund's adviser currently expects that a substantial portion of the
     Fund's assets will be invested in mortgage-backed and asset-backed securities.

     The Fund will invest principally in securities of "investment grade" at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody's Investor Service, Inc., Standard
     & Poor's Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. The Fund may invest up to 20% of the Fund's total assets in securities rated below "investment grade" (or, if unrated, determined by the Fund's adviser to be of comparable quality), sometimes referred to as "junk bonds," although normally the Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody's Investor
     Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
     Service, Inc.) has rated the securities CC- (or the equivalent) or better, or the Fund's adviser has determined the

                                      -33-

     securities to be of comparable quality. If more than one nationally recognized statistical rating organization has rated a security, the adviser will consider the highest rating for the purposes of determining whether the security is "investment grade."

     Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies. The Fund may also invest in zero-coupon securities.

     The Fund may enter into interest rate futures and options, interest rate swap agreements and credit default swaps. (A derivative instrument will be considered to be a fixed income security if it is itself a fixed income security or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by a fixed income security.) The Fund may use these "derivatives" strategies for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage)
     or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's SAI.

     The Fund intends to maintain a dollar weighted average portfolio duration of three to six years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

     The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies.

     In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The adviser focuses on the sectors and securities it believes are undervalued relative to the market.

     The Fund's adviser will trade the Fund's portfolio securities actively. In selecting individual securities for investment, the Fund's adviser typically:

     o    uses in-depth fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;

     o    exploits inefficiencies in the valuation of risk and reward;

     o    looks to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and

     o    considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

                                      -34-

     The Fund generally sells securities in order to take advantage of investments in other securities offering what the adviser believes is the potential for more attractive current income or capital gain or both.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. Asset-backed securities in which the
          Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral
          (usually automobiles) securing certain contracts, or other factors.

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under
          "Mortgage and Asset-Backed Securities Risk"), extension risk (as described above under "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

                                      -35-

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    EMERGING MARKETS SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock, and so subject to the risks of investments in both debt securities and equity securities.

     o    FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

     o    HIGH-YIELD/JUNK BONDS RISK. Securities rated below investment grade
          ("high-yield bonds" or "junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                      -36-

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Investor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the
     Fund's average annual returns for the last year (life of the Fund) compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the
     Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2005
     ----
     3.08%

     During the period shown above, the highest quarterly return was 3.20% for the quarter ended June 30, 2005, and the lowest was -0.82% for the quarter ended September 30, 2005.

     AVERAGE ANNUAL TOTAL RETURNS                              ONE YEAR
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)               (LIFE OF FUND)
     ----------------------------------------------------   --------------
     RETURN BEFORE TAXES                                         3.08%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)                     1.60%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
        SHARES (1)                                               1.99%
     LEHMAN US AGGREGATE BOND INDEX (2) (REFLECTS NO
        DEDUCTION FOR FEES, EXPENSES OR TAXES)                   2.43%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The Lehman US Aggregate Bond Index is a widely used measure of short-term debt returns. It is not managed.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -37-

SCHRODER MUNICIPAL BOND FUND

     INVESTMENT OBJECTIVE. To seek a high level of current income exempt from federal income tax, consistent with the preservation of capital.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

     o    pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax ("AMT"));

     o    are investment grade in quality; and

     o    have intermediate to long-term effective maturities (three years or longer) (a bond's effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

     "Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

     The Fund's adviser considers a security "investment grade" if either a nationally recognized statistical rating organization (for example, Moody's
     Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
     Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical ratings organizations have given different ratings to securities owned by the Fund, the higher rating will be used. The Fund's adviser expects that a significant portion of the securities in which the
     Fund invests will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

     The Fund intends to maintain a dollar weighted average effective portfolio maturity of five to ten years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal AMT. The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S.
     Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when-issued basis.

     Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

     The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

     The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market -- that is, in a group of issuers that finance similar projects -- including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

                                      -38-

     In selecting individual securities for investment, the Fund's adviser typically:

     o    assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

     o    uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

     o    compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

     o    looks to exploit any inefficiencies between intrinsic value and market trading price; and

     o    subordinates sector weightings to individual securities that may be undervalued.

     The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the Fund's adviser devotes substantial independent research to the selection of the Fund's investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

     PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    VOLATILITY OF THE MUNICIPAL BOND MARKET RISK. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer maturities and in the case of portfolios of securities with longer average maturities.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    STATE AND ISSUER RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make the Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of that issue more than if such Fund invested in a greater number of securities.

                                      -39-

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), extension risk (as described above under
          "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    MANAGEMENT RISK. Because the Fund is an actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Investor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the
     Fund's average annual returns for the last year and life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2004   2005
     ----   ----
     3.70%  3.07%

     During the periods shown above, the highest quarterly return was 3.12% for the quarter ended September 30, 2004, and the lowest was -1.70% for the quarter ended June 30, 2004.

     AVERAGE ANNUAL TOTAL RETURNS                                   LIFE OF THE FUND
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)       ONE YEAR   (SINCE DECEMBER 31, 2003)
     --------------------------------------------   --------   -------------------------

     RETURN BEFORE TAXES                              3.07%             3.39%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)          2.83%             3.24%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
        OF FUND SHARES (1)                            3.08%             3.23%
     LEHMAN 5-YEAR MUNICIPAL BOND INDEX (2)
        (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
        OR TAXES)                                     0.95%             1.82%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                      -40-

     (2)  The Lehman 5-Year Municipal Bond Index is a rules-based, market-value-weighted unmanaged index of debt obligations issued by municipalities with an approximate maturity of five years.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -41-

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

     INVESTMENT OBJECTIVE. To seek a high level of income exempt from federal income tax, consistent with the preservation of capital.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

     o    pay interest that is exempt from federal income tax (but which may be subject to federal AMT);

     o    are investment grade in quality; and

     o    have effective maturities of no more than three years (a bond's effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

     "Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

     The Fund's adviser considers a security "investment grade" if either a nationally recognized statistical rating organization (for example, Moody's
     Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
     Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical ratings organizations have given different ratings to securities owned by the Fund, the higher rating will be used. The Fund's adviser expects that a significant portion of the securities in which the
     Fund invests will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

     The Fund intends to maintain a dollar weighted average effective portfolio maturity of not more than three years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80%
     of its net assets in municipal bonds. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal AMT. The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S.
     Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when issued basis.

     Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

     The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

     The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market -- that is, in a group of issuers that finance similar projects -- including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

                                      -42-

     In selecting individual securities for investment, the Fund's adviser typically:

     o    assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

     o    uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

     o    compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

     o    looks to exploit any inefficiencies between intrinsic value and market trading price; and

     o    subordinates sector weightings to individual securities that may be undervalued.

     The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the Fund's adviser devotes substantial independent research to the selection of the Funds' investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    VOLATILITY OF THE MUNICIPAL BOND MARKET. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    STATE AND ISSUER RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make a
          Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The
          Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of such issue more than if such Fund invested in a greater number of securities.

                                      -43-

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), extension risk (as described above under
          "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Investor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the
     Fund's average annual returns for the last year and life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2004   2005
     ----   ----
     1.79%  2.52%

     During the periods shown above, the highest quarterly return was 1.36% for the quarter ended September 30, 2004, and the lowest was -0.84% for the quarter ended June 30, 2004.

     AVERAGE ANNUAL TOTAL RETURNS                                   LIFE OF THE FUND
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)       ONE YEAR   (SINCE DECEMBER 31, 2003)
     --------------------------------------------   --------   -------------------------

     RETURN BEFORE TAXES                              2.52%             2.15%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)          2.31%             2.02%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
        OF FUND SHARES (1)                            2.52%             2.08%
     LEHMAN 1-YEAR MUNICIPAL BOND INDEX (2)
        (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
        OR TAXES)                                     1.49%             1.28%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the

                                      -44-

          return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The Lehman 1-Year Municipal Bond Index is a rules-based, market-value-weighted index of debt obligations issued by
          municipalities with short term maturities.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                   ----------

Changes in investment objective and policies. The policies described above requiring the Funds to invest at least 80% of their net assets in certain investments may be changed by the Trustees upon at least 60 days' prior written notice to shareholders. Except for any policy described in this prospectus or in the applicable Fund's SAI as fundamental, the Funds' investment objectives and policies may be changed by the Trustees without a vote of the shareholders.

                                      -45-

--------------------------------------------------------------------------------
FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
INVESTOR SHARES OF THE FUNDS.

     SHAREHOLDER FEES (paid directly from your investment):

          MAXIMUM SALES LOAD IMPOSED ON PURCHASES                 None
          MAXIMUM DEFERRED SALES LOAD                             None
          MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS      None
          REDEMPTION FEE
             Schroder Emerging Market Equity Fund                 2.00%(1)
             Schroder International Alpha Fund                    2.00%(1)
             Schroder International Diversified Value Fund        2.00%(1)
             Schroder North American Equity Fund                  None
             Schroder U.S. Opportunities Fund                     2.00%(1)
             Schroder U.S. Small and Mid Cap Opportunities Fund   2.00%(1)
             Schroder Enhanced Income Fund                        None
             Schroder Strategic Bond Fund                         2.00%(1)
             Schroder Total Return Fixed Income Fund              None
             Schroder Municipal Bond Fund                         None
             Schroder Short-Term Municipal Bond Fund              None

     (1)  Shares of this Fund held for two months or less are subject to a redemption fee of 2.00%.

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                                          SCHRODER
                                                                                            U.S.
                        SCHRODER                                   SCHRODER   SCHRODER   SMALL AND
                        EMERGING      SCHRODER        SCHRODER       NORTH      U.S.      MID CAP
                         MARKET    INTERNATIONAL   INTERNATIONAL   AMERICAN    OPPORT-    OPPORT-
                         EQUITY      ALPHA FUND     DIVERSIFIED     EQUITY     UNITIES    UNITIES
                          FUND          (1)          VALUE FUND      FUND     FUND (1)     FUND
                        --------   -------------   -------------   --------   --------   ---------

     MANAGEMENT
        FEES (2)           1.00%       0.975%           1.00%        0.25%      1.00%       1.00%
     DISTRIBUTION
        (12b-1) FEES       None         None            None         None       None        None
     OTHER EXPENSES
        (2)(3)(4)          2.14%       3.152%           2.18%        0.10%      0.40%       1.53%
     TOTAL ANNUAL
        FUND OPERATING
        EXPENSES           3.14%       4.127%           3.18%        0.35%      1.40%       2.53%
     LESS: FEE WAIVER
        AND EXPENSE
        LIMITATION (5)    (1.39)%     (2.877)%         (1.93)%       None       None       (1.13)%
     NET EXPENSES (5)      1.75%        1.25%           1.25%        0.35%      1.40%       1.40%

                                               SCHRODER                SCHRODER
                                                 TOTAL                  SHORT-
                        SCHRODER    SCHRODER    RETURN    SCHRODER       TERM
                        ENHANCED   STRATEGIC    FIXED     MUNICIPAL   MUNICIPAL
                         INCOME       BOND      INCOME      BOND         BOND
                          FUND        FUND       FUND       FUND         FUND
                        --------   ---------   --------   ---------   ---------

     MANAGEMENT
        FEES (2)          0.25%       0.75%      0.25%       0.40%       0.40%
     DISTRIBUTION
        (12b-1) FEES      None        None       None        None        None
     OTHER EXPENSES
        (2)(3)(4)         0.57%       1.21%      2.80%       0.53%       0.45%
     TOTAL ANNUAL
        FUND OPERATING
        EXPENSES          0.82%       1.96%      3.05%       0.93%       0.85%
     LESS: FEE WAIVER
        AND EXPENSE
        LIMITATION (5)   (0.42)%     (0.81%)    (2.65)%     (0.38)%     (0.30)%
     NET EXPENSES (5)     0.40%       1.15%      0.40%       0.55%       0.55%

                                      -46-

     (1)  Restated to reflect current fees.

     (2)  Management Fees for each Fund include all fees payable to the Funds'
          adviser and its affiliates for investment advisory and fund administration services. The Funds also pay administrative or sub-administrative fees directly to SEI Investments Global Fund
          Services, and those fees are included under "Other Expenses."

     (3)  "Other Expenses" for Schroder Emerging Market Equity Fund, Schroder
          International Diversified Value Fund, Schroder U.S. Small and Mid Cap
          Opportunities Fund, and Schroder Strategic Bond Fund are based on estimated amounts for each Fund's current fiscal year.

     (4)  Each Fund may at times invest excess cash in money market funds. Each
          Fund does not currently expect the fees and expenses incurred by such
          Fund as a result of these investments to exceed 0.01% of the average net assets of such Fund. In the last fiscal year, the Funds did not make any such investments and, as a result, no such fees and expenses are reflected in the table. If a Fund does make such investments, its fees and expenses may be higher than shown in the table.

     (5)  The "Net Expenses" shown for certain Funds reflect the effect of contractually imposed fee waivers and/or expense limitations on the
          Total Annual Fund Operating Expenses of each such Fund. In order to limit the expenses of these Funds' Investor Shares, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 for Schroder Enhanced Income Fund, Schroder Municipal Bond Fund, and
          Schroder Short-Term Municipal Bond Fund, March 31, 2007 for
          Schroder Emerging Market Equity Fund, Schroder International Alpha
          Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and
          Mid Cap Opportunities Fund, and June 30, 2007 for Schroder Strategic
          Bond Fund, to the extent that the Total Annual Fund Operating Expenses of a Fund allocable to its Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each
          Fund's Investor Shares): Schroder Emerging Market Equity Fund --
          1.75%; Schroder International Alpha Fund -- 1.25%; Schroder U.S.
          Opportunities Fund -- 1.70%; Schroder U.S. Small and Mid Cap
          Opportunities Fund -- 1.40%; Schroder Enhanced Income Fund -- 0.40%;
          Schroder Strategic Bond Fund -- 1.15%; Schroder Municipal Bond Fund --
          0.55%; and Schroder Short-Term Municipal Bond Fund -- 0.55%. In order to limit the expenses of each of the Schroder International
          Diversified Value Fund's and the Schroder Total Return Fixed Income
          Fund's Investor Shares, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until August 30, 2007 to the extent that the Total Annual
          Operating Expenses of a Fund (other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to each Fund's
          Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Investor Shares):
          Schroder International Diversified Value Fund -- 1.25%; and Schroder
          Total Return Fixed Income Fund -- 0.40%. Net Expenses of the Funds'
          Investor Shares may be higher than the Net Expenses shown in the table above to the extent the Fund has such interest, taxes, or
          extraordinary expenses. The Schroder International Diversified Value
          Fund and the Schroder Strategic Bond Fund do not anticipate any such expenses in each such Fund's first fiscal year. In the last fiscal year, Schroder International Alpha Fund, Schroder North American
          Equity Fund, Schroder U.S. Opportunities Fund, Schroder Enhanced
          Income Fund, Schroder Total Return Fixed Income Fund, Schroder
          Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund had
          no such expenses, and these Funds do not expect to incur such expenses in the next fiscal year. The fee waiver and/or expense limitations for the Funds may only be terminated during their term by the Board of
          Trustees.

                                      -47-

--------------------------------------------------------------------------------
EXAMPLE

     This Example is intended to help you compare the cost of investing in a
     Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your Investor Shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown above (except that, in the first year, the operating expenses are the same as the Fund's Net Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------

     SCHRODER EMERGING MARKET EQUITY FUND(1)                  $178      $838        N/A       N/A
     SCHRODER INTERNATIONAL ALPHA FUND(1)                     $127      $992     $1,871    $4,138
     SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND(2)         $127      $799        N/A       N/A
     SCHRODER NORTH AMERICAN EQUITY FUND                      $ 36      $113     $  197    $  443
     SCHRODER U.S. OPPORTUNITIES FUND(1)                      $143      $443     $  766    $1,680
     SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND(1)    $143      $680        N/A       N/A
     SCHRODER ENHANCED INCOME FUND(3)                         $ 41      $220     $  414    $  974
     SCHRODER STRATEGIC BOND FUND(4)                          $117      $537        N/A       N/A
     SCHRODER TOTAL RETURN FIXED INCOME FUND(2)               $ 41      $691     $1,368    $3,177
     SCHRODER MUNICIPAL BOND FUND(3)                          $ 56      $258     $  478    $1,108
     SCHRODER SHORT-TERM MUNICIPAL BOND FUND(3)               $ 56      $241     $  442    $1,021

     (1)  The Example assumes that you invest on March 31, 2006 for Schroder
          Emerging Market Equity Fund, Schroder International Alpha Fund,
          Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap
          Opportunities Fund. If you invest after this date your expenses may be higher due to fee waivers for these funds expiring one year after such date.

     (2)  The Example assumes that you invest on August 30, 2006 for Schroder
          International Diversified Value Fund and Schroder Total Return Fixed
          Income Fund. If you invest after this date your expenses may be higher due to fee waivers for these funds expiring one year after such date.

     (3)  The Example assumes that you invest on February 28, 2006 for Schroder
          Enhanced Income Fund, Schroder Municipal Bond Fund and Schroder
          Short-Term Municipal Bond Fund. If you invest after this date your expenses may be higher due to fee waivers for these funds expiring one year after such date.

     (4)  The Example assumes that you invest on June 30, 2006 for Schroder
          Strategic Bond Fund. If you invest after this date your expenses may be higher due to a fee waiver for this fund expiring one year after such date.

                                      -48-

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

     A Fund may not achieve its objective. The following provides more detail about certain of the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its investment return. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in this
     Prospectus or under "Investment Restrictions" in the Fund's SAI, or by applicable law, a Fund may engage in each of the practices described below, although only the Funds specifically indicated below use the applicable strategy as a principal investment strategy.

     o    INTEREST RATE RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER STRATEGIC
          BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER MUNICIPAL
          BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a
          Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

     o    CREDIT RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER STRATEGIC BOND
          FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER MUNICIPAL BOND
          FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer's securities.

          Schroder Enhanced Income Fund invests in securities of "investment grade" at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody's
          Investors Service, Inc., Standard & Poor's Rating Service, or Fitch
          Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Funds' investment adviser has determined the securities to be of comparable quality. Schroder Strategic Bond
          Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond
          Fund and Schroder Short-Term Municipal Bond Fund each invests principally in securities of "investment grade" at the time of purchase. If a security has been rated by more than one nationally recognized statistical rating organization the Funds' adviser will consider the highest rating for the purposes of determining whether the security is of "investment grade." A Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund's adviser will consider whether the security continues to be an appropriate investment for the Fund. A Fund considers whether a security is of "investment grade" only at the time of purchase.

          Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond
          Fund's adviser expects that a significant portion of the securities in which these Funds invest will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

                                      -49-

          Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment.
          Credit rating agencies base their ratings largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

          The value of a municipal bond depends on the ability and willingness of its issuer to meet its obligations on the security. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The discontinuance of the taxation supporting a specific project or specific assets or the inability to collect revenues from the project or from the assets can negatively affect the municipal bonds backed by current or anticipated revenues from the project or assets. If the
          Internal Revenue Service or a state tax authority determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable for federal or state law purposes and the security's market value could decline significantly.

     o    EXTENSION RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER STRATEGIC
          BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER MUNICIPAL
          BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). During
          periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    HIGH-YIELD/JUNK BONDS RISK. (SCHRODER STRATEGIC BOND FUND AND SCHRODER
          TOTAL RETURN FIXED INCOME FUND). Schroder Strategic Bond Fund may
          invest up to 40% of its total assets and Schroder Total Return Fixed
          Income Fund may invest up to 20% of its total assets in lower-rated fixed-income securities (commonly known as "junk bonds"), although normally the Schroder Strategic Bond Fund and the Schroder Total
          Return Fixed Income Fund will not invest in securities unless a nationally recognized statistical rating organization (for example,
          Moody's Investor Service, Inc., Standard & Poor's Rating Service, or
          Fitch Investors Service, Inc.) has rated the securities CC- (or the equivalent) or better, or the Funds' adviser has determined the securities to be of comparable quality. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund's ability to sell its securities at prices
          approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by them, a
          Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Fund

                                      -50-

          adviser's investment analysis than would be the case if the Fund was investing in securities in the higher rating categories.

     o    INFLATION/DEFLATION RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER
          STRATEGIC BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER
          MUNICIPAL BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND).
          Inflation risk is the risk that a Fund's assets or income from a
          Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time -- the opposite of inflation. Deflation may have an adverse effect on the
          creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

     o    MORTGAGE AND ASSET-BACKED SECURITIES RISK. (SCHRODER ENHANCED INCOME
          FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER TOTAL RETURN FIXED
          INCOME FUND). Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans.
          Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
          Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal.
          Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.
          Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets.
          The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering

                                      -51-

          into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

     o    LIQUIDITY RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES
          FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, AND SCHRODER
          STRATEGIC BOND FUND). Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities may be highly volatile and difficult to value.

     o    DERIVATIVES RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES
          FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, SCHRODER
          ENHANCED INCOME FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER TOTAL
          RETURN FIXED INCOME FUND). Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. A Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds' adviser or sub-adviser anticipated.
          Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index.
          Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested.
          Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into "over the counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund. See the applicable Fund's SAI for more information.

     o    SMALL AND MID CAP COMPANIES RISK. (SCHRODER EMERGING MARKET EQUITY
          FUND, SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL
          DIVERSIFIED VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER
          U.S. OPPORTUNITIES FUND, AND SCHRODER U.S. SMALL AND MID CAP
          OPPORTUNITIES FUND). The Funds may invest in companies that are smaller and less well-known than larger, more widely held companies.
          Micro, small and mid cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management

                                      -52-

          group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    EQUITY SECURITIES RISK. (SCHRODER EMERGING MARKET EQUITY FUND,
          SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S.
          OPPORTUNITIES FUND, AND SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES
          FUND). The principal risks of investing in the Funds include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Funds' adviser or sub-adviser, due to factors that adversely affect equities markets generally or particular companies in the portfolio. Common stocks represent an equity or ownership interest in an issuer and are subject to issuer and market risks that may cause their prices to fluctuate over time. Preferred stocks represent an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends and in liquidation. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Different types of investments tend to shift into and out of favor with investors depending on changes in market and economic conditions.

     o    CONVERTIBLE SECURITIES RISK. (SCHRODER EMERGING MARKET EQUITY FUND,
          SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S.
          OPPORTUNITIES FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES
          FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER TOTAL RETURN FIXED
          INCOME FUND). Schroder Strategic Bond Fund and Schroder Total Return
          Fixed Income Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated
          price or stated rate into underlying shares of common stock, and so subject to the risks of investments in both debt securities and equity securities. Schroder Emerging Market Equity Fund, Schroder
          International Alpha Fund, Schroder International Diversified Value
          Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities
          Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund may
          invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

     o    WARRANTS RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. SMALL AND MID
          CAP OPPORTUNITIES FUND, AND SCHRODER STRATEGIC BOND FUND). The Funds
          may invest in warrants to

                                      -53-

          purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock. Schroder
          Strategic Bond Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

     o    INITIAL PUBLIC OFFERINGS (IPOS) RISK. (SCHRODER EMERGING MARKET EQUITY
          FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER U.S. SMALL AND
          MID CAP OPPORTUNITIES FUND). The Funds may also purchase securities of companies in initial public offerings (IPOs), which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Funds may not be able to invest in securities issued in IPOs or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Funds. The investment performance of the Funds during periods when they are unable to invest significantly or at all in initial public offerings may be lower than during periods when the Funds are able to do so.

     o    FOREIGN INVESTMENT RISK. (SCHRODER EMERGING MARKET EQUITY FUND,
          SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER ENHANCED
          INCOME FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER TOTAL RETURN
          FIXED INCOME FUND). Schroder Emerging Market Equity Fund, Schroder
          International Alpha Fund, Schroder International Diversified Value
          Fund, Schroder Enhanced Income Fund, Schroder Strategic Bond Fund, and
          Schroder Total Return Fixed Income Fund may invest in foreign securities. Schroder North American Equity Fund may invest in securities of Canadian companies and in companies located in other countries in North America. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States.
          Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

          Schroder Emerging Market Equity Fund may invest in Chinese companies.
          While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the United
          States. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the United States government, or governments that otherwise have policies in conflict with the U.S.
          government. Investments in such companies

                                      -54-

          may subject the Schroder Emerging Market Equity Fund to the risk that these companies' reputation and price in the market will be adversely affected.

          In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the
          United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a
          Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

          Special tax considerations apply to a Fund's investments in foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, the Fund's adviser or sub-adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

          In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or character of the Fund's distributions.

     o    FOREIGN CURRENCIES RISK. (SCHRODER EMERGING MARKET EQUITY FUND,
          SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER STRATEGIC
          BOND FUND, AND SCHRODER TOTAL RETURN FIXED INCOME FUND). Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but is not required to, buy or sell foreign securities and options and futures contracts on foreign securities for hedging purposes in connection with its foreign investments.

          If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or

                                      -55-

          realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of
          U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

     o    EMERGING MARKET SECURITIES RISK. (SCHRODER EMERGING MARKET EQUITY
          FUND, SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL
          DIVERSIFIED VALUE FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER
          TOTAL RETURN FIXED INCOME FUND). Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market
          capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.
          Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

          Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

     o    GEOGRAPHIC FOCUS RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES
          FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, AND SCHRODER
          STRATEGIC BOND FUND). To the extent that a Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly. Because the Schroder North American Equity

                                      -56-

          Fund invests principally in equity securities of North American companies, and the Schroder U.S. Opportunities Fund and Schroder U.S.
          Small and Mid Cap Opportunities Fund invest principally in equity securities of U.S. companies, their performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    ISSUER FOCUS RISK. (SCHRODER INTERNATIONAL ALPHA FUND AND SCHRODER
          U.S. OPPORTUNITIES FUND). The Funds, and in particular the Schroder
          International Alpha Fund, may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. When a
          Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

     o    DEPOSITARY RECEIPTS RISK. (SCHRODER EMERGING MARKET EQUITY FUND). A
          Fund may invest in ADRs, as well as GDRs, EDRs or other similar securities representing ownership of foreign securities. Depositary
          Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Investments in non-U.S. issuers through Depository Receipts and similar instruments may involve certain risks not applicable to investing in
          U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations.
          Costs may be incurred in connection with conversions between various currencies. A Fund may invest in both sponsored and unsponsored
          Depositary Receipts. Unsponsored Depositary Receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored Depositary Receipts and the prices of unsponsored Depositary Receipts may be more volatile than if such instruments were sponsored by the issuer.

     o    INVESTMENTS IN POOLED VEHICLES RISK. (SCHRODER EMERGING MARKET EQUITY
          FUND, SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL
          DIVERSIFIED VALUE FUND, AND SCHRODER NORTH AMERICAN EQUITY FUND). A
          Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and ETFs, that are advised by the
          Fund's sub-adviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in a closed-end investment company, a Fund may pay a premium above such investment company's net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to net asset value. As a shareholder in an investment company or pooled vehicle, a Fund, and indirectly that Fund's shareholders, would bear its ratable share of the investment company's expenses, including advisory and
          administrative fees, and would at the same time continue to pay its own fees and expenses. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors generally buy and sell shares in transactions on securities exchanges.

     o    REAL ESTATE INVESTMENT TRUST RISK. (SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER U.S. SMALL
          AND MID CAP OPPORTUNITIES FUND). An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks,

                                      -57-

          such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
          Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.
          As a shareholder in a REIT a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

     o    OVER-THE-COUNTER RISK. (SCHRODER U.S. OPPORTUNITIES FUND AND SCHRODER
          U.S. SMALL AND MID CAP OPPORTUNITIES FUND). Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which a Fund pays as part of the purchase price.

     o    EQUITY MARKETS RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES
          FUND, AND SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND).
          Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

     o    MANAGEMENT RISK. (ALL FUNDS). Because the Funds are actively managed, each Fund's investment return depends on the ability of its adviser or sub-adviser to manage its portfolio successfully. A Fund's adviser or sub-adviser and its investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o    FREQUENT TRADING / PORTFOLIO TURNOVER RISK (SCHRODER NORTH AMERICAN
          EQUITY FUND, SCHRODER ENHANCED INCOME FUND, SCHRODER STRATEGIC BOND
          FUND, AND SCHRODER TOTAL RETURN FIXED INCOME FUND). The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements, in order to take advantage of what the
          Fund's adviser or sub-adviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which

                                      -58-

          are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. During periods when a Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. The Funds' adviser currently expects that the portfolio turnover rate for the current fiscal year will be greater than 400% for Schroder Strategic Bond Fund, will be approximately 400%
          for each of Schroder Enhanced Income Fund and Schroder Total Return
          Fixed Income Fund, will be approximately 160% for Schroder North
          American Equity Fund, will be approximately 100% for Schroder Emerging
          Market Equity Fund, and will not exceed 100% for each of Schroder
          International Alpha Fund, Schroder U.S. Opportunities Fund, Schroder
          U.S. Small and Mid Cap Opportunities Fund, Schroder Municipal Bond
          Fund and Schroder Short-Term Municipal Bond Fund. Consult your tax advisor regarding a Fund's portfolio turnover rate on your investments.

     o    MUNICIPAL BONDS RISK. (SCHRODER MUNICIPAL BOND FUND AND SCHRODER
          SHORT-TERM MUNICIPAL BOND FUND). Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse
          determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

          General obligations. These are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government's power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

          Special revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds for manufacturing facilities, certain transportation facilities, and publicly-owned utilities, and non-profit organizations such as private colleges, hospitals and museums, and other facilities.
          Investors can look only to the revenue generated by the project or the private company owning or operating the project rather than the credit of the state or local government authority issuing the bonds. Revenue obligations are often subject to greater credit risk than general obligations debt because they do not rely on broad taxing powers.

          Municipal bonds may be insured or guaranteed by public or private guarantors or insurers. The credit standing of such a bond would likely depend to a substantial extent on the ability and willingness of the guarantor or insurer to meet its obligations.

          The amount of public information available about the municipal bonds in a Fund's portfolio is generally less than that available for corporate equities or bonds, and the investment performance of a Fund holding such securities may therefore be more dependent on the analytical abilities of the Fund's adviser.

          Interest income from private activity bonds may be subject to federal
          AMT for individuals. Corporate shareholders will be required to include all tax-exempt interest

                                      -59-

          dividends in determining their federal AMT. The Funds may each invest as much as 100% of their net assets in investments, the income from which may result in liability for federal AMT both for individual and corporate shareholders. For more information, including possible state, local and other taxes, contact your tax advisor.

          At times, a portion of a Fund's assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Funds' adviser or its affiliates, holds all or a major portion. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Funds' adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In the event of a default by an issuer of such securities, a Fund may be required to incur expenses in enforcing its rights, and any income received by the
          Fund in respect of its investment might not be tax-exempt.

     o    TAXABLE MUNICIPAL SECURITIES RISK. (SCHRODER MUNICIPAL BOND FUND AND
          SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The Funds may invest in taxable municipal securities. These would typically include securities issued by states, public authorities, or political subdivisions but which fail to meet the requirements of the federal tax code necessary so that interest payments made on the securities will be exempt from federal income tax. These may include, for example, securities issued to finance unfunded pension liabilities or issued to finance governmental facilities where the nature or management of the facility is such that the securities may not be issued on a tax-exempt basis.
          The Funds may also hold a portion of their assets in securities issued by the U.S. Treasury and they may hold taxable money market securities or cash equivalents for liquidity or pending investment in tax-exempt securities.

     o    VOLATILITY OF THE MUNICIPAL BOND MARKET RISK. (SCHRODER MUNICIPAL BOND
          FUND AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers specifically or the municipal bond market generally. For example, political or fiscal events affecting the issuers of municipal bonds, as well as uncertainties in the municipal bond market generally related to taxation, legislative changes, or the enforceability of rights of municipal bond holders, can significantly affect the values of municipal bonds. Because many municipal bonds are issued to finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal bond market.

     o    STATE AND ISSUER RISK. (SCHRODER MUNICIPAL BOND FUND AND SCHRODER
          SHORT-TERM MUNICIPAL BOND FUND). A Fund may invest without limitation in the debt of issuers, including conduit issuers, located in the same state. Investing in bonds issued by a state, state agencies, or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers, such as possible restrictions on additional borrowings by issuers in that state or economic or legal limitations on an issuer's ability to meet payment obligations. A Fund may also invest more than 25% of its assets in a sector of the municipal bond market, including education, health care, housing, transportation or utilities sectors. Geographic or sector concentration may cause the value of a Fund's shares to change more than the values of shares of funds that invest in a greater variety of investments.

                                      -60-

          Municipal bonds backed by revenues from facilities in a particular sector are subject to the risks of investment in that sector generally. For example, investments in many of the sectors in which a
          Fund may invest are subject to the risks of changes in government regulation, fluctuations in revenues, including federal or state assistance, competition, changes in labor relations and costs, and difficulties in raising additional capital under a variety of circumstances. Revenue bonds issued in the education sector can be significantly affected also by levels of endowment, charitable giving, costs of attendance, increases or decreases in governmental assistance or other revenues, and, in the case of public schools, limits on the ability of governmental entities to increase taxes or generate other revenues, including fees, to pay for educational expenses. Investments in a health care sector are subject to changes in patient income, the availability of public or private insurance reimbursement for procedures and drug costs, the timing of such payments, the quality of management and the availability of qualified professional staff, and demographics. The housing sector can be significantly affected by changes in interest rates for single-family home buyers, governmental regulations imposed on developers of low and moderate cost multi-family units, as well as costs of land, construction and maintenance costs, neighborhood opposition to mixed-income developments, and the level of government incentives, including subsidies and tax credits. Investments in a transportation sector can be affected significantly by the cost of developing, maintaining, updating and replacing infrastructure and other hard assets, levels of federal and state assistance, quality of service, and the ability to raise fees without losing ridership. Investments in a utilities sector can be significantly affected by the ability to locate a reliable and reasonable source of the resource to be provided, infrastructure development and maintenance, the ability to pass on costs of services and resources to customers, mandatory or voluntary natural resource conservation efforts, alternatives by customers to the use of public utilities, and the effects of deregulation by many states. The foregoing factors are illustrative in nature. This discussion of the risk of concentration in sectors is not, and is not intended to be, comprehensive or exhaustive.

          A Fund may at times invest a substantial portion of its assets in securities of a particular issue, and to that extent, the Fund's investment performance and net asset value will be adversely affected by decreases in the value of such issue more than if such Fund invested in a larger range of securities.

     o    U.S. GOVERNMENT SECURITIES RISK. (SCHRODER ENHANCED INCOME FUND,
          SCHRODER STRATEGIC BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND,
          SCHRODER MUNICIPAL BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND
          FUND). U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage
          Association) are supported by the full faith and credit of the United
          States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan
          Banks) are supported by the right of the issuer to borrow from the
          U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie
          Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under "Mortgage and Asset-Backed Securities
          Risk"), extension risk (as described

                                      -61-

          above under "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    NON-DIVERSIFICATION RISK. (SCHRODER STRATEGIC BOND FUND). Schroder
          Strategic Bond Fund is a non-diversified investment company. It therefore may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

                                      -62-

--------------------------------------------------------------------------------
NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

     In addition to the principal investment strategies described in the
     Principal Investment Strategies section above, each Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Funds' adviser or sub-adviser might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Funds' adviser and sub-adviser.

     o    SHORT SALES. A Fund may sell a security short when the Fund's adviser or sub-adviser anticipates that the price of the security will decline. A Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund "closes" the short position. A short position will result in a loss if the market price of the security in question increases between the date when the
          Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where such Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

     o    WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS.
          Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

     o    SECURITIES LOANS AND REPURCHASE AGREEMENTS. A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy, as a way to recognize additional current income on securities that it owns.

     o    TEMPORARY DEFENSIVE STRATEGIES. At times, the Funds' adviser or sub-adviser may judge that conditions in the securities markets make pursuing a Fund's investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund's adviser or sub-adviser may, but is not required to, take temporary "defensive"
          positions that are inconsistent with a Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In implementing these defensive strategies, the Fund would invest in investment grade fixed income securities, cash or money market instruments to any extent the Fund's adviser or sub-adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

                                      -63-

     o    PRICING. At times market conditions might make it hard to value some investments. If a Fund has valued securities it holds too high, you may end up paying too much for the Fund's shares when you buy into a
          Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell. To the extent a Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security.

     o    OTHER INVESTMENTS. A Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

     o    SECURITIES IN DEFAULT. Schroder Strategic Bond Fund may invest in securities that are in default. Securities that are in default are subject generally to the risks described above under "Principal Risks of Investing in the Fund -- High-Yield/Junk Bonds Risk", and which offer little or no prospect for the payment of the full amount of unpaid principal and interest, although normally Schroder Strategic
          Bond Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody's Investor
          Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
          Service, Inc.) has rated the securities CC- (or the equivalent) or better, or the Fund's adviser has determined the securities to be of comparable quality.

     o    PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise noted, all percentage limitations on Fund investments will apply at the time of investment, including the requirements that: Schroder Emerging Market
          Equity Fund normally invest at least 80% of its net assets in equity securities of companies the Fund's sub-adviser considers to be
          "emerging market" issuers; Schroder International Alpha Fund normally invest at least 65% of its total assets in equity securities of companies the Fund's adviser considers to be located outside of the
          United States; Schroder International Diversified Value Fund normally invest at least 65% of its assets in equity securities of companies located in countries outside of the United States; Schroder North
          American Equity Fund normally invest at least 80% of its net assets in equity securities of companies organized and principally traded in, or with their principal places of business and principally traded in,
          North America; Schroder U.S. Opportunities Fund normally invest at least 80% of its net assets in securities of companies the Fund's adviser considers to be located in the United States; Schroder U.S.
          Small and Mid Cap Opportunities Fund normally invest at least 80% of its net assets in companies considered by the Fund's adviser at the time to be small or mid cap companies located in the United States;
          Schroder Enhanced Income Fund normally invest at least 80% of its net assets in income-producing obligations; Schroder Strategic Bond Fund normally invest at least 80% of its net assets in debt securities;
          Schroder Total Return Fixed Income Fund normally invest at least 80%
          of its net assets in fixed income obligations; Schroder Municipal Bond
          Fund normally invest at least 80% of its net assets in municipal bonds; and Schroder Short-Term Municipal Bond Fund normally invest at least 80% of its net assets in municipal bonds and at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal alternative minimum tax. An investment by a Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an

                                      -64-

          investment. References in the discussion of the Funds' investment policies above to 80% of a Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by a Fund for investment purposes.

     o    PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. A Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Fund's adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. A Fund's sale of such investments may also be restricted under securities laws. In the event that the Trustees, or persons designated by the Trustees, determine that a security is "readily marketable" pursuant to these procedures, and a Fund is not able to sell such security at the price that such persons anticipate, the
          Fund's net asset value will decrease.

                                      -65-

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS

     Each Trust is governed by a Board of Trustees. The Board of Trustees of each Trust has retained Schroders to serve as each Fund's adviser and to manage the investments of each Fund. Subject to the control of the applicable Board of Trustees, Schroders also manages each Fund's other affairs and business.

     Schroder Investment Management North America Limited ("SIMNA Ltd."), an
     affiliate of Schroders, serves as sub-adviser responsible for portfolio management of Schroder Emerging Market Equity Fund, Schroder International
     Alpha Fund, Schroder International Diversified Value Fund, Schroder North
     American Equity Fund, and Schroder Strategic Bond Fund.

     Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to the Funds and as investment adviser to other mutual funds and a broad range of institutional investors.
     Schroders plc, Schroders' ultimate parent, is a global asset management company with approximately $223.2 billion under management as of March 31,
     2006. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world's investment markets.

          o MANAGEMENT FEES. For the fiscal year ended October 31, 2005, each of the following Funds paid aggregate management fees, net of applicable expense limitations and/or fee waivers, for investment management and administration services to Schroders at the following annual rates
          (based on each Fund's average daily net assets): Schroder North
          American Equity Fund: 0.25%; Schroder U.S. Opportunities Fund: 0.73%
          (effective May 1, 2006 the Fund's management fee is 1.00%); Schroder
          Municipal Bond Fund: 0.02%; and Schroder Short-Term Municipal Bond
          Fund: 0.10%. Schroder International Alpha Fund did not pay fees during the fiscal year ended October 31, 2005 due to an expense limitation and/or fee waiver in effect during that period (effective April 1,
          2006 the Fund's management fee is 0.975% of the Fund's average daily net assets). Each of the following Funds expect to pay management fees for investment management services to Schroders at the following annual rates (based on each Fund's average daily net assets): Schroder
          Emerging Market Equity Fund: 1.00%; Schroder International
          Diversified Value Fund: 1.00%; Schroder U.S. Small and Mid Cap
          Opportunities Fund: 1.00%; Schroder Enhanced Income Fund: 0.25%;
          Schroder Strategic Bond Fund: 0.75%; and Schroder Total Return Fixed
          Income Fund: 0.25%. As compensation for SIMNA Ltd.'s services as sub-adviser, Schroders pays to SIMNA Ltd. fifty percent of the investment advisory fees Schroders receives from each of Schroder
          Emerging Market Equity Fund, Schroder International Alpha Fund,
          Schroder International Diversified Value Fund, Schroder North American
          Equity Fund, and Schroder Strategic Bond Fund. A discussion regarding the basis for the Trustees' approval of the investment management agreements for Schroder International Alpha Fund, Schroder North
          American Equity Fund, Schroder U.S. Opportunities Fund, Schroder Total
          Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder
          Short-Term Municipal Bond Fund is available in the Funds' annual report to shareholders for the fiscal year ended October 31, 2005.

                                      -66-

     o    EXPENSE LIMITATIONS AND WAIVERS. In order to limit the expenses of certain Funds' Investor Shares, Schroders has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 for Schroder Enhanced Income
          Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal
          Bond Fund, March 31, 2007 for Schroder International Alpha Fund,
          Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities
          Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund, and June
          30, 2007 for the Schroder Strategic Bond Fund, to the extent that the
          Total Annual Fund Operating Expenses of each Fund allocable to its
          Investor Shares exceed the following annual rates (based on the average daily net assets attributable to the Fund's Investor Shares):
          Schroder Emerging Market Equity Fund -- 1.75%; Schroder International
          Alpha Fund -- 1.25%; Schroder U.S. Opportunities Fund -- 1.70%;
          Schroder U.S. Small and Mid Cap Opportunities Fund -- 1.40%; Schroder
          Enhanced Income Fund -- 0.40%; Schroder Strategic Bond Fund -- 1.15%;
          Schroder Municipal Bond Fund -- 0.55%; and Schroder Short-Term
          Municipal Bond Fund -- 0.55%. In order to limit the expenses of each of Schroder International Diversified Value Fund's and Schroder Total
          Return Fixed Income Fund's Investor Shares, Schroders has
          contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until August 30, 2007 to the extent that the
          Total Annual Fund Operating Expenses of a Fund (other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to its Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Investor shares):
          Schroder International Diversified Value Fund -- 1.25%; and Schroder
          Total Return Fixed Income Fund -- 0.40%.

                                      -67-

     o    PORTFOLIO MANAGEMENT. The following portfolio managers at Schroders and SIMNA Ltd. have primary responsibility for making investment decisions for the respective Funds. For each of Schroder International
          Diversified Value Fund and Schroder North American Equity Fund, all
          investment decisions are made by a team of investment professionals at
          SIMNA Ltd. with the portfolio managers listed in the table below for that Fund having primary responsibility for making investment decisions for the Fund. Each portfolio manager's recent professional experience is also shown. Each Fund's respective SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and each portfolio manager's ownership of securities in the Fund.

                                                                                  RECENT PROFESSIONAL
FUND                     NAME              TITLE               SINCE              EXPERIENCE
----------------------   ---------------   -----------------   ----------------   ----------------------------

Schroder Emerging        James Gotto       Portfolio Manager   Inception          Mr. Gotto is a Portfolio
Market Equity Fund                                             (March 31, 2006)   Manager of SIMNA Ltd. He
                                                                                  has been an employee of
                                                                                  SIMNA Ltd. since 1991.

Schroder Emerging        Waj Hashmi, CFA   Portfolio Manager   Inception          Mr. Hashmi is a Portfolio
Market Equity Fund                                             (March 31, 2006)   Manager of SIMNA Ltd. He
                                                                                  has been an employee of
                                                                                  SIMNA Ltd. since 2000.

Schroder Emerging        Robert Davy       Portfolio Manager   Inception          Mr. Davy is a Portfolio
Market Equity Fund                                             (March 31, 2006)   Manager of SIMNA Ltd. He
                                                                                  has been an employee of
                                                                                  SIMNA Ltd. since 1986.

Schroder Emerging        Allan Conway      Head of             Inception          Mr. Conway is Head of
Market Equity Fund                         Emerging            (March 31, 2006)   Emerging Markets Equities at
                                           Markets Equities                       SIMNA Ltd. He has been an
                                                                                  employee of SIMNA Ltd.
                                                                                  since 2004. Formerly, Head
                                                                                  of Global Emerging Markets,
                                                                                  West LB Asset Management
                                                                                  and Chief Executive Officer
                                                                                  of WestAM (UK) Ltd.

Schroder International   Virginie          Lead Portfolio      March 2005         Ms. Maisonneuve is a
Alpha Fund               Maisonneuve,      Manager                                Director of Schroders. She
                         CFA                                                      has been an employee of
                                                                                  SIMNA Ltd. since 2004. She
                                                                                  is head of Schroders'
                                                                                  Europe, Australasia, Far East
                                                                                  (EAFE) Team. Formerly,
                                                                                  Co-Chief Investment Officer
                                                                                  and Director, Clay Finlay.

Schroder International   Matthew Dobbs     Portfolio Manager   2004               Mr. Dobbs manages Pacific
Alpha Fund                                                                        Basin and EAFE equities and
                                                                                  is responsible for
                                                                                  MultiRegional Small Cap. He
                                                                                  has been an employee of
                                                                                  Schroders since 1981.

                                      -68-

                                                                                   RECENT PROFESSIONAL
FUND                     NAME              TITLE               SINCE               EXPERIENCE
----------------------   ---------------   -----------------   -----------------   ----------------------------

Schroder International   Justin            Lead Portfolio      Inception (August   Mr. Abercrombie is the Lead
Diversified Value Fund   Abercrombie       Manager and         30, 2006)           Portfolio Manager and Head
and Schroder North                         Head of             (Schroder           of QEP, SIMNA Ltd. He has
American Equity Fund                       Quantitative        International       been an employee of
                                           Equity Products     Diversified Value   Schroders since 1996.
                                           ("QEP")             Fund)               Formerly, founding member
                                                                                   of QEP, SIMNA Ltd.
                                                               Inception
                                                               (September
                                                               2003) (Schroder
                                                               North American
                                                               Equity Fund)

Schroder International   John Marsland,    Senior Portfolio    Inception (August   Mr. Marsland is a Senior
Diversified Value Fund   CFA               Manager and         30, 2006)           Portfolio Manager and
and Schroder North                         Quantitative        (Schroder           Quantitative Analyst, SIMNA
American Equity Fund                       Analyst             International       Ltd. He has been an
                                                               Diversified Value   employee of SIMNA Ltd.
                                                               Fund)               since May 2006. Formerly,
                                                                                   Quantitative Fund Manager,
                                                               May 2006            WMG Advisors LLP from
                                                               (Schroder North     January 2005 to April 2006,
                                                               American Equity     Head of Risk Advisory,
                                                               Fund)               Commerzbank Securities
                                                                                   from 2000 to November
                                                                                   2004.

Schroder International   David Philpotts   Senior              Inception (August   Mr. Philpotts is Senior
Diversified Value Fund                     Quantitative        30, 2006)           Quantitative Analyst and
and Schroder North                         Analyst and         (Schroder           Portfolio Manager, SIMNA
American Equity Fund                       Portfolio Manager   International       Ltd. He has been an
                                                               Diversified Value   employee of SIMNA Ltd.
                                                               Fund)               since 1999. Formerly, Chief
                                                                                   Investment Officer, Quaestor
                                                               March 2004          Investment Management
                                                               (Schroder North     from 2001 to March 2004,
                                                               American Equity     Deputy Head of QEP, SIMNA
                                                               Fund)               Ltd. from 1999 to 2004.

Schroder International   Stephen           Senior              Inception (August   Mr. Langford is Senior
Diversified Value Fund   Langford          Quantitative        30, 2006)           Quantitative Analyst and
and Schroder North                         Analyst and         (Schroder           Portfolio Manager, SIMNA
American Equity Fund                       Portfolio Manager   International       Ltd. He has been an
                                                               Diversified Value   employee of SIMNA Ltd.
                                                               Fund)               since 2003. Formerly, Senior
                                                                                   Research Manager, Quaestor
                                                               November 2003       Investment Management
                                                               (Schroder North     from August 1999 to
                                                               American Equity     October 2003.
                                                               Fund)

                                      -69-

                                                                                   RECENT PROFESSIONAL
FUND                     NAME              TITLE               SINCE               EXPERIENCE
----------------------   ---------------   -----------------   -----------------   -----------------------------

Schroder International   Arnaud Amsellem   Senior              Inception (August   Mr. Amsellem is Senior
Diversified Value Fund                     Quantitative        30, 2006)           Quantitative Analyst and
and Schroder North                         Analyst and         (Schroder           Portfolio Manager, SIMNA
American Equity Fund                       Portfolio Manager   International       Ltd. He has been an
                                                               Diversified Value   employee of SIMNA Ltd.
                                                               Fund)               since 2005. Formerly, Senior
                                                                                   Portfolio Manager, State
                                                               July 2005           Street Hedge Fund Group,
                                                               (Schroder North     Portfolio Manager, State
                                                               American Equity     Street Active Team from
                                                               Fund)               June 2000 to June 2005.

Schroder International   Kristian Brock    Quantitative        Inception (August   Mr. Brock is a Quantitative
Diversified Value Fund                     Analyst and         30, 2006)           Analyst and Portfolio
and Schroder North                         Portfolio Manager   (Schroder           Manager, SIMNA Ltd. He has
American Equity Fund                                           International       been an employee of
                                                               Diversified Value   Schroders since 2001.
                                                               Fund)

                                                               Inception
                                                               (September
                                                               2003) (Schroder
                                                               North American
                                                               Equity Fund)

Schroder International   James Larkman     Quantitative        Inception (August   Mr. Larkman is a Quantitative
Diversified Value Fund                     Analyst and         30, 2006)           Analyst and Portfolio
and Schroder North                         Portfolio Manager   (Schroder           Manager, SIMNA Ltd. He has
American Equity Fund                                           International       been an employee of
                                                               Diversified Value   Schroders since 2003. Prior
                                                               Fund)               to joining Schroders he was
                                                                                   a student attending the
                                                               October 2005        Master's program at the
                                                               (Schroder North     University of Reading from
                                                               American Equity     July 2003 to July 2004. Prior
                                                               Fund)               to July 2003, he attended the
                                                                                   University of Bath and
                                                                                   participated in an internship
                                                                                   with Schroders.

Schroder U.S.            Jenny B. Jones    Lead Portfolio      2003 (Schroder      Ms. Jones is an Executive
Opportunities Fund and                     Manager             U.S.                Vice President of Schroders.
Schroder U.S. Small                                            Opportunities       She has been an employee
and Mid Cap                                                    Fund)               of Schroders since 2003.
Opportunities Fund                                             Inception           Formerly, portfolio manager
                                                                                   and Executive Director,
                                                               (March 31, 2006)    Morgan Stanley Investment
                                                               (Schroder U.S.      Advisors Inc.
                                                               Small and Mid
                                                               Cap
                                                               Opportunities
                                                               Fund)

Schroder Enhanced        Steven S. Lear,   Lead Portfolio      Inception           Mr. Lear is an Executive Vice
Income Fund and          CFA               Manager             (December 2004)     President of Schroders. He
Schroder Total Return                                          for each Fund       has been an employee of
Fixed Income Fund                                                                  Schroders since June 1998.

                                      -70-

                                                                                 RECENT PROFESSIONAL
FUND                    NAME               TITLE               SINCE             EXPERIENCE
---------------------   ----------------   -----------------   ---------------   -------------------------------

Schroder Enhanced       David Harris       Portfolio Manager   Inception         Mr. Harris is a Senior Vice
Income Fund and                                                (December 2004)   President of Schroders. He
Schroder Total Return                                          for each Fund     has been an employee of
Fixed Income Fund                                                                Schroders since
                                                                                 November 1992.

Schroder Enhanced       Wesley A.          Portfolio Manager   Inception         Mr. Sparks is a Senior Vice
Income Fund and         Sparks, CFA                            (December 2004)   President of Schroders. He
Schroder Total Return                                          for each Fund     has been an employee of
Fixed Income Fund                                                                Schroders since
                                                                                 December 2000. Formerly,
                                                                                 portfolio manager at Aeltus
                                                                                 Investment Management.

Schroder Enhanced       Gregg T. Moore,    Portfolio Manager   Inception         Mr. Moore is a Vice President
Income Fund and         CFA                                    (December 2004)   of Schroders and has been
Schroder Total Return                                          for each Fund     an employee of Schroders
Fixed Income Fund                                                                since June 2001. Formerly,
                                                                                 quantitative analyst at Aeltus
                                                                                 Investment Management.

Schroder Enhanced       Matthew J.         Portfolio Manager   Inception         Mr. Murphy is a Vice
Income Fund and         Murphy                                 (December 2004)   President of Schroders. He
Schroder Total Return                                          for each Fund     has been an employee of
Fixed Income Fund                                                                Schroders since July 2004.
                                                                                 Formerly, Managing Director
                                                                                 at MONY Capital Management
                                                                                 from February 2002 to
                                                                                 July 2004.

Schroder Strategic      Robert Michele,    Global Head of      Inception (June   Mr. Michele is Global Head of
Bond Fund               CFA                Fixed Income        30, 2006)         Fixed Income of Schroders.
                                                                                 He has been an employee of
                                                                                 Schroders since 1998.

Schroder Strategic      Louise Davies      Portfolio Manager   Inception (June   Ms. Davies is a Portfolio
Bond Fund                                                      30, 2006)         Manager of Schroders. She
                                                                                 has been an employee of
                                                                                 Schroders since 1999.

Schroder Municipal      David Baldt, CFA   Portfolio Manager   Inception         Mr. Baldt is an Executive
Bond Fund and                                                  (December 2003)   Vice President of Schroders.
Schroder Short-Term                                            for each Fund     He has been an employee of
Municipal Bond Fund                                                              Schroders since fall 2003.
                                                                                 Formerly, Managing Director
                                                                                 of Deutsche Asset
                                                                                 Management (formerly
                                                                                 Morgan Grenfell).

Schroder Municipal      Daniel Scholl      Portfolio Manager   Inception         Mr. Scholl is a Senior Vice
Bond Fund and                                                  (December 2003)   President of Schroders. He
Schroder Short-Term                                            for each Fund     has been an employee of
Municipal Bond Fund                                                              Schroders since fall 2003.
                                                                                 Formerly a Director and
                                                                                 Portfolio Manager of
                                                                                 Deutsche Asset Management
                                                                                 (formerly Morgan Grenfell).

                                      -71-

                                                                         RECENT PROFESSIONAL
FUND                  NAME         TITLE               SINCE             EXPERIENCE
-------------------   ----------   -----------------   ---------------   ---------------------------

Schroder Municipal    Susan Beck   Portfolio Manager   Inception         Ms. Beck is a First Vice
Bond Fund and                                          (December 2003)   President of Schroders. She
Schroder Short-Term                                    for each Fund     has been an employee of
Municipal Bond Fund                                                      Schroders since fall 2003.
                                                                         Formerly, a Vice President
                                                                         and Portfolio Manager of
                                                                         Deutsche Asset Management
                                                                         (formerly Morgan Grenfell).

Schroder Municipal    Ted Manges   Portfolio Manager   Inception         Mr. Manges is a First Vice
Bond Fund and                                          (December 2003)   President of Schroders. He
Schroder Short-Term                                    for each Fund     has been an employee of
Municipal Bond Fund                                                      Schroders since fall 2003.
                                                                         Formerly, Vice President of
                                                                         Deutsche Asset Management
                                                                         from 1999 to 2003, and
                                                                         Manager of Trading and
                                                                         Sales, Commerce Capital
                                                                         Markets from 1995 to 1999.

                                      -72-

--------------------------------------------------------------------------------
HOW THE FUNDS' SHARES ARE PRICED

     Each Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. Each Fund values its Investor Shares as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00
     p.m., Eastern Time) each day the Exchange is open. The Trusts expect that days, other than weekend days, when the Exchange will not be open are New
     Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,
     Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas
     Day. Securities for which market quotations are readily available are valued at prices which, in the opinion of Schroders, most nearly represent the market values of such securities. Securities for which market values are not readily available, or for which the Funds' adviser believes the market value is unreliable (including, for example, certain foreign securities, thinly traded securities, initial public offerings, or when there is a particular event that may affect the value of a security), are valued by Schroders at their fair values pursuant to guidelines established by the Board of Trustees, and under the ultimate supervision of the Board of Trustees, generally by reference to other securities or indexes. For instance, a pricing service may recommend a fair value based generally on prices of comparable securities. Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. Options and futures contracts traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded. Options and futures not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price. If such prices are not available, unlisted securities and derivatives are valued by Schroders at their fair values based on quotations from dealers, and if such quotations are not available, based on factors in the market where such securities trade, such as security and bond prices, interest rates, and currency exchange rates. Certain Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the
     Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the
     Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Schroder Emerging Market
     Equity Fund, Schroder International Alpha Fund, Schroder International
     Diversified Value Fund, Schroder Strategic Bond Fund, and Schroder Total
     Return Fixed Income Fund's investments may be priced based on fair values provided by a third party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Schroders' Fair Value Committee in consultation with the Board of
     Trustees. Short-term investments that will mature within 60 days are valued by Schroders using amortized cost pursuant to procedures adopted by the
     Board of Trustees. The net asset value of a Fund's Investor Shares may differ from that of its Advisor Shares due to differences in the expenses of Investor Shares and Advisor Shares.

                                      -73-

--------------------------------------------------------------------------------
HOW TO BUY SHARES

     Each Trust, through its distributor, Schroder Fund Advisors Inc., sells
     Investor Shares of its Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the applicable Fund.

     You may purchase Investor Shares of each Fund by completing the Account
     Application that accompanies this Prospectus, and sending payment by check or wire as described below. Acceptance of your order will be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority from corporations, administrators, executors, personal representatives, directors, or custodians.

     Each Fund sells its Investor Shares at their net asset value next determined after the applicable Fund, its transfer agent, Boston Financial
     Data Services, Inc. ("BFDS"), or an authorized broker or financial institution (as described below) receives your request in good order
     (meaning that the request meets the requirements set out below and in the
     Account Application, and otherwise meets the requirements implemented from time to time by the applicable Fund's transfer agent or the Fund). In order for you to receive a Fund's next determined net asset value, the Fund, BFDS or the authorized broker or financial institution must receive your order before the close of trading on the Exchange (normally 4:00 p.m., Eastern
     Time). Each Trust reserves the right to reject any order to purchase
     Investor Shares of any of its Funds. Each Trust generally expects to inform any persons that their purchase has been rejected within 24 hours.

     The minimum investments for initial and additional purchases of Investor
     Shares of a Fund are as follows:

                  INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
                  ------------------   ----------------------
                       $250,000                $1,000

     The applicable Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of Schroders, any of its affiliates or a financial intermediary authorized to sell shares of a Fund, or such employee's spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of Schroders; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

     Investor Shares of the Funds are intended for purchase by investors making a minimum initial investment of $250,000 and purchasing shares directly from the Fund. Advisor Shares of the Funds are offered through another prospectus and are intended for investors making a minimum initial investment of $2,500 through a regular account or a traditional or Roth IRA and purchasing shares through a financial intermediary.

     The Funds do not issue share certificates.

     Each Trust may suspend the offering of Investor Shares of its Funds for any period of time. Each Trust may change any investment minimum from time to time.

                                      -74-

     Purchases by check. You may purchase Investor Shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase
     Investor Shares of two or more Funds, make your check payable to Schroder
     Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Funds whose shares you are purchasing.
     Schroder Mutual Funds will not accept third-party checks or starter checks.
     You should direct your check and your completed Account Application as follows:

     REGULAR MAIL            OVERNIGHT OR EXPRESS MAIL
     Schroder Mutual Funds   Boston Financial Data Services, Inc.
     P.O. Box 8507           Attn: Schroder Mutual Funds
     Boston, MA 02266        30 Dan Road
                             Canton, MA 02021

     For initial purchases, a completed Account Application must accompany your check.

     Purchases by bank wire. If you make your initial investment by wire, a completed Account Application must precede your order. Upon receipt of the
     Application, BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the Exchange (normally
     4:00 p.m., Eastern Time) on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

     Please call BFDS at (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United
     States, please call (617) 483-5000 and ask to speak with a Schroder Mutual
     Funds representative.) Please be sure to obtain a wire reference number.
     Instruct your bank to wire funds with the assigned reference number as follows:

          STATE STREET BANK AND TRUST COMPANY
          225 Franklin Street
          Boston, Massachusetts 02110
          ABA No.: 011000028
          Attn: Schroder Mutual Funds
          DDA No.: 9904-650-0
          FBO: Account Registration
          A/C: Mutual Fund Account Number
               Name of Fund

     BFDS will not process your purchase until it receives the wired funds.

     Automatic Purchases. You can make regular investments of $100 or more per month or quarter in Investor Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the
     Account Application if you would like to utilize this option. For more information, please call (800) 464-3108.

     Brokers and other financial institutions. You may also buy and exchange
     Investor Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or Schroder Fund
     Advisors Inc. The purchase and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds.
     For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying or exchanging Investor Shares. Please consult a representative of your financial institution for further information.

     Certain brokers or other financial institutions may accept purchase orders for Investor Shares on behalf of the Funds. Such brokers or financial institutions may designate other

                                      -75-

     intermediaries to accept purchase orders on behalf of the Funds. For purposes of pricing, a Fund will be deemed to have received a purchase order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and
     Schroder Fund Advisors Inc., the Trusts' distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

     Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees the Fund charges.

     Purchases in kind. Investors may purchase Investor Shares of a Fund for cash or in exchange for securities, subject to the determination by
     Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for Investor Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for Investor Shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for Investor Shares of the Fund may be a taxable transaction to the investor, in which case the
     Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Funds value securities accepted by Schroders in the same manner as are the Funds' portfolio securities as of the time of the next determination of a Fund's net asset value. Although the Funds seek to determine the fair value of securities contributed to a
     Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the
     Funds. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone Schroders at (800) 464-3108, their
     Schroders client representative, or other financial intermediary.

     Certain payments by Schroders or its affiliates. Schroder Fund Advisors
     Inc., Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of a Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

     If correspondence to the shareholder's address of record is returned, then, unless BFDS determines the shareholder's new address, BFDS will reinvest dividends and other distributions returned to it in the applicable Fund(s), and if the correspondence included checks, the checks will be canceled and re-deposited to the shareholder's account at then-current net asset value.

                                      -76-

--------------------------------------------------------------------------------
HOW TO SELL SHARES

     When you may redeem. You may sell your Investor Shares back to a Fund on any day the Exchange is open by sending a letter of instruction or stock power form to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108.
     Redemption requests received in good order by Schroder Mutual Funds, BFDS, or an authorized broker or financial institution (as described below) prior to the close of the Exchange on any day the Exchange is open for trading will be priced at the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee the signature(s) of all account holders for any redemption request in excess of $50,000, or for any amount being sent to an address or bank account that is not registered on the account. The Stamp
     2000 Medallion Guarantee is the only acceptable form of guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than
     $50,000. Each Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

     Each Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. Each Trust generally sends payment for shares on the business day after a request is received. In case of emergencies, each Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Investor Shares by check, each Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

     Brokers and other financial institutions. You may also redeem and exchange
     Investor Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or Schroder Fund
     Advisors Inc. The redemption and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds.
     For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on exchanging or redeeming Investor Shares. Please consult a representative of your financial institution for further information.

     Certain brokers or other financial institutions may accept redemption orders for Investor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept redemption orders on behalf of the Funds. For purposes of pricing, a Fund will be deemed to have received a redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and Schroder Fund Advisors Inc., the
     Trusts' distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker

                                      -77-

     or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

     Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees a Fund charges.

     Involuntary redemptions. If, because of your redemptions, your account balance for any of the Funds falls below a minimum amount set by the
     Trustees (presently $2,000), a Trust may choose to redeem your Investor
     Shares in the Funds and pay you for them. You will receive at least 30 days' written notice before the Trust redeems your Investor Shares, and you may purchase additional Investor Shares at any time to avoid a redemption.
     Each Trust may also redeem Investor Shares if you own shares of the Funds above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

     Suspension. Each Trust may suspend the right of redemption of a Fund or postpone payment by a Fund during any period when: (1) trading on the
     Exchange is restricted, as determined by the Securities and Exchange
     Commission ("SEC"), or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the
     SEC) exists, making disposal of portfolio investments or determination of a
     Fund's net asset value not reasonably practicable.

     Redemptions in kind. The Trusts do not expect to redeem Investor Shares in kind under normal circumstances. If a Trust redeems your Investor Shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. Schroder Capital Funds (Delaware) has agreed to redeem Investor
     Shares of Schroder International Alpha Fund and Schroder U.S. Opportunities
     Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets attributable to Investor Shares during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Schroder Capital Funds (Delaware) may pay any redemption proceeds exceeding this amount for any of these Funds in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash. Schroder Global Series Trust and Schroder Series Trust may pay
     redemption proceeds in any amount with respect to Schroder Emerging Market
     Equity Fund, Schroder International Diversified Value Fund, Schroder North
     American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund,
     Schroder Enhanced Income Fund, Schroder Strategic Bond Fund, Schroder Total
     Return Fixed Income Fund, Schroder Municipal Bond Fund, or Schroder
     Short-Term Municipal Bond Fund in whole or in part by a distribution in kind of liquid securities held by the applicable Fund in lieu of cash.

     General. If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact BFDS at (800) 464-3108, your
     Schroders client representative or your financial intermediary. Each Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent

                                      -78-

     redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the Trusts generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

     Redemption fee. Schroder Emerging Market Equity Fund, Schroder
     International Alpha Fund, Schroder International Diversified Value Fund,
     Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap
     Opportunities Fund, and Schroder Strategic Bond Fund each imposes a 2.00%
     redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. The purpose of the redemption fee is principally to discourage market timing, and also to help defray costs incurred by a Fund in connection with short-term trading by investors in its shares.

     To the extent that the redemption fee applies, the price you will receive when you redeem your shares of a Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund, or shares redeemed through designated systematic withdrawal plans. The Funds reserve the right to make other exceptions to the application of the redemption fee in the future provided those exceptions are not inconsistent with the overall purpose of the redemption fee policy. The redemption fee does apply to IRAs, and may also apply to shares held in employer-sponsored retirement accounts (such as 401(k), 403(b), Keogh, profit sharing, SIMPLE
     IRA, SEP-IRA and money purchase pension accounts) and shares in retirement plans held in broker omnibus accounts.

     For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made on a first-purchased, first-redeemed basis.

                                      -79-

--------------------------------------------------------------------------------
EXCHANGES

     You can exchange your Investor Shares of a Fund for Investor Shares of other funds in the Schroder family of funds at any time at their respective net asset values. An exchange of shares of Schroder Emerging Market Equity
     Fund, Schroder International Alpha Fund, Schroder International Diversified
     Value Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid
     Cap Opportunities Fund, and Schroder Strategic Bond Fund may be subject to a redemption fee of 2.00% as described above under "Redemption Fee" (such that the exchange would be made at net asset value minus any redemption fee). The Trusts would treat the exchange as a sale of your Investor
     Shares, and any gain on the exchange will generally be subject to tax. For a listing of the Schroder funds available for exchange and to exchange
     Investor Shares, please call (800) 464-3108. (From outside the United
     States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The
     Trusts and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders would notify shareholders of any such change or suspension.

                                      -80-

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

     Schroder Enhanced Income Fund, Schroder Total Return Fixed Income Fund,
     Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund
     each declare dividends from net investment income daily and distribute these dividends monthly. Schroder Strategic Bond Fund declares dividends from net investment income and distributes these dividends quarterly.
     Schroder Emerging Market Equity Fund, Schroder International Alpha Fund,
     Schroder International Diversified Value Fund, Schroder North American
     Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and
     Mid Cap Opportunities Fund each declare dividends from net investment income and distribute these dividends annually. All Funds distribute any net investment income and any net realized capital gain at least annually.
     All Funds make distributions from net capital gain after applying any available capital loss carryovers.

     Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

     YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

     o    Reinvest all distributions in additional Investor Shares of your Fund;

     o    Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Investor Shares of your Fund;

     o    For each Fund except Schroder North American Equity Fund, receive distributions from net investment income in additional Investor Shares of your Fund while receiving capital gain distributions in cash; or

     o    Receive all distributions in cash.

     You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional
     Fund shares promptly following the period in which the reinvestment occurs.

                                      -81-

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     Excessive trading can hurt Fund performance, operations, and shareholders.
     The Board of Trustees of each of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. Each Fund discourages, and does not accommodate, frequent purchases and redemption of the Fund's shares to the extent Schroders believes that such trading is harmful to a Fund's shareholders, although a Fund will not necessarily prevent all frequent trading in its shares. Each Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to the Fund). Each Trust or Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or
     Schroders believes that the investor in question is engaged in "market timing activities" or similar activities that may be harmful to a Fund or its shareholders, although the Trusts and Schroders have not established any maximum amount or number of such exchanges that may occur in any period. Each Trust generally expects to inform any persons that their purchase has been rejected within 24 hours. In addition, the Boards of
     Trustees of Schroder Emerging Market Equity Fund, Schroder International
     Alpha Fund, Schroder International Diversified Value Fund, Schroder U.S.
     Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and
     Schroder Strategic Bond Fund have established a 2.00% redemption fee for shares of these Funds held for two months or less from their date of purchase. See "How to Sell Shares -- Redemption Fee" for further information. The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. Each Trust or its distributor may enter into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the Trust regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the Trust as having engaged in trades that violate the Trusts' "market timing" policies. Each Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trust or Schroders would do so). Please see the applicable SAI for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that the Funds or
     Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Funds, or that the Funds or Schroders will be successful in limiting or eliminating such activities.

                                      -82-

--------------------------------------------------------------------------------
PAYMENT OF FEES

     Subject to general review by the Board of Trustees, the Funds may pay
     Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, the Funds' service providers, including Schroders, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to a Fund or its shareholders.

                                      -83-

--------------------------------------------------------------------------------
TAXES

     TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxed as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less and gains on the sale of bonds characterized as a market discount sale will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Schroder
     Enhanced Income Fund, Schroder Strategic Bond Fund, Schroder Total Return
     Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term
     Municipal Bond Fund do not expect a significant portion of their distributions to be derived from qualified dividend income.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

     For Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond
     Fund, distributions designated as "exempt-interest dividends" will generally not be subject to federal income tax. Gains realized by a Fund on the sale or exchange of investments the income from which is tax-exempt will be taxable to shareholders. Shareholders of the Funds who receive social security or railroad retirement benefits should consult their tax advisor to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits. In addition, an investment in the Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

     Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

     A Fund's investment in certain debt obligations and derivative contracts may cause the Fund to recognize taxable income in excess of the cash generated by such obligations or contracts. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Internal
     Revenue Code (a "foreign person"), are subject to withholding of U.S.
     federal income tax at a rate of 30% (or lower applicable treaty rate).
     However, under the American Jobs Creation Act of 2004, effective for taxable years of the Funds beginning after December 31, 2004 and before
     January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in

                                      -84-

     excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds.

     Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.

     TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in a Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

     FOREIGN TAXES. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's return on those securities would be decreased. Shareholders of Schroders Funds that invest more than 50% of their assets in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of other Schroders funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

     DERIVATIVES. A Fund's use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

     CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a
     summary of certain U.S. federal income tax consequences of investing in the
     Funds. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Funds.

                                      -85-

--------------------------------------------------------------------------------
DISCLOSURES OF FUND PORTFOLIO INFORMATION

     Please see the applicable Fund's SAI for a description of a Fund's policies and procedures regarding the persons to whom the Funds or Schroders may disclose a Fund's portfolio securities positions, and under which circumstances.

                                      -86-

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

     The financial highlights below are intended to help you understand financial performance of each of the Schroder International Alpha Fund,
     Schroder North American Equity Fund, Schroder U.S. Opportunities Fund,
     Schroder Enhanced Income Fund, Schroder Total Return Fixed Income Fund,
     Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund
     for the past five years or, if more recent, since their inception. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Investor Shares of a Fund, assuming reinvestment of all dividends and distributions.

     Financial highlights for the Schroder Total Return Fixed Income Fund for
     the six months ended April 30, 2006 are unaudited. For all periods through the fiscal year ended October 31, 2005, the financial highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accountant to the Funds. The audited financial statements for the Funds and the related independent registered public accountant's report are contained in the Funds' combined Annual Report and are incorporated by reference into each Fund's SAI. The unaudited financial statements for the Schroder Total
     Return Fixed Income Fund are contained in its Semi-Annual Report, and are incorporated by reference into its SAI. Copies of the Annual Report and the
     Schroder Total Return Fixed Income Fund's Semi-Annual Report may be
     obtained without charge by writing the Funds at P.O. Box 8507, Boston,
     Massachusetts 02266, or by calling (800) 464-3108. The Funds' Annual Report and the Schroder Total Return Fixed Income Fund's Semi-Annual Report are
     also available on the following website: www.schroderfunds.com.

                                      -87-

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGH THE PERIOD ENDED OCTOBER 31 (AND THE PERIOD ENDED APRIL 30, 2006
(UNAUDITED) WITH RESPECT TO THE SCHRODER TOTAL RETURN FIXED INCOME FUND)

                                                             NET REALIZED
                                                            AND UNREALIZED                             DISTRIBUTIONS
                                                                GAINS                                     FROM NET
                                                              (LOSSES) ON                 DIVIDENDS       GAIN ON
                                   NET ASSET       NET        INVESTMENTS                    FROM       INVESTMENTS
                                     VALUE,    INVESTMENT     AND FOREIGN    TOTAL FROM      NET        AND FOREIGN    DISTRIBUTIONS
                                   BEGINNING     INCOME        CURRENCY      INVESTMENT   INVESTMENT      CURRENCY      FROM RETURN
                                   OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME      TRANSACTIONS     OF CAPITAL
                                   ---------   ----------   --------------   ----------   ----------   -------------   -------------

INTERNATIONAL ALPHA FUND
2005                                 $ 7.08     $ 0.14          $ 1.22         $ 1.36       $(0.09)        $   --           $--
2004                                   6.37       0.09            0.75           0.84        (0.13)            --            --
2003                                   5.37       0.10            1.08           1.18        (0.12)         (0.06)           --
2002                                   7.26       0.04           (1.13)         (1.09)          --          (0.80)           --
2001                                  16.74       0.09           (2.38)         (2.29)       (0.31)         (6.88)           --
NORTH AMERICAN EQUITY FUND
2005(b)                              $11.00     $ 0.06          $ 0.63         $ 0.69       $(0.05)        $(0.49)          $--
2005(c)                               10.88       0.22            0.62           0.84        (0.20)         (0.52)           --
2004(c)(d)                            10.00       0.09            0.86           0.95        (0.04)         (0.03)           --
U.S. OPPORTUNITIES FUND
2005                                 $19.58         --(e)       $ 2.11*        $ 2.11       $   --         $(2.03)          $--
2004                                  16.18         --(e)         3.40*          3.40           --             --            --
2003                                  12.57      (0.16)           4.11           3.95           --          (0.34)           --
2002                                  15.17      (0.10)          (1.15)         (1.25)          --          (1.35)           --
2001                                  18.01      (0.13)           0.59           0.46           --          (3.30)           --
ENHANCED INCOME FUND
2005(f)                              $10.00     $ 0.26          $(0.04)        $ 0.22       $(0.26)        $   --           $--
TOTAL RETURN FIXED INCOME FUND**
2006(g)                              $ 9.85     $ 0.23          $(0.15)        $ 0.08       $(0.25)        $(0.02)          $--
2005(f)                               10.00       0.30           (0.15)          0.15        (0.30)            --            --
MUNICIPAL BOND FUND
2005                                 $10.12     $ 0.36          $(0.15)        $ 0.21       $(0.36)        $   --           $--
2004(h)                               10.00       0.24            0.11           0.35        (0.23)            --            --
SHORT-TERM MUNICIPAL BOND FUND
2005                                 $ 9.97     $ 0.29          $(0.05)        $ 0.24       $(0.29)        $   --           $--
2004(h)                               10.00       0.15           (0.03)          0.12        (0.15)            --            --

*    Includes redemption fees. Amount was less than $0.01 per share.

**   Schroder U.S. Core Fixed Income Fund was renamed Schroder Total Return
     Fixed Income Fund effective May 15, 2006.

(a)  Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. Total return calculations for a period of less than one year are not annualized.

(b)  For the six months ended October 31, 2005, the North American Equity Fund's fiscal year end changed from April 30 to October 31. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(c)  For the year or period ended April 30.

(d)  Commenced operations on September 17, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(e)  Amount was less than $(0.01) per share.

(f)  Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(g)  For the six months ended April 30, 2006 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(h)  Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

                                      -88-

                                                                                                 RATIO OF
                                                                                                EXPENSES TO
                                                                                                AVERAGE NET    RATIO OF EXPENSES
                                                                                                  ASSETS         TO AVERAGE NET
                                                                                                (INCLUDING     ASSETS (EXCLUDING
                                                    NET ASSET                                     WAIVERS,          WAIVERS,
                                       TOTAL       VALUE, END     TOTAL     NET ASSETS, END   REIMBURSEMENTS     REIMBURSEMENTS
                                   DISTRIBUTIONS    OF PERIOD   RETURN(A)   OF PERIOD (000)    AND OFFSETS)       AND OFFSETS)
                                   -------------   ----------   ---------   ---------------   --------------   -----------------

INTERNATIONAL ALPHA FUND
2005                                  $(0.09)        $ 8.35       19.45%       $    6,545          1.25%              3.88%
2004                                   (0.13)          7.08       13.31             5,233          1.25               3.36
2003                                   (0.18)          6.37       22.66             6,242          1.25               3.27
2002                                   (0.80)          5.37      (17.20)            6,427          1.14               1.94
2001                                   (7.19)          7.26      (24.96)           20,850          0.99               1.41
NORTH AMERICAN EQUITY FUND
2005(b)                               $(0.54)        $11.15        6.35%       $1,303,276          0.35%              0.35%
2005(c)                                (0.72)         11.00        7.59           883,146          0.33               0.33
2004(c)(d)                             (0.07)         10.88        9.56           890,929          0.37               0.37
U.S. OPPORTUNITIES FUND
2005                                  $(2.03)        $19.66       11.26%       $  140,467          1.13%              1.13%
2004                                      --          19.58       21.01            73,679          1.62               1.62
2003                                   (0.34)         16.18       32.13            46,783          1.93               2.25
2002                                   (1.35)         12.57       (9.91)           41,857          1.49               1.50
2001                                   (3.30)         15.17        3.25            28,096          1.49               1.83
ENHANCED INCOME FUND
2005(f)                               $(0.26)        $ 9.96        2.17%       $  101,106          0.40%              0.82%
TOTAL RETURN FIXED INCOME FUND**
2006(g)                               $(0.27)        $ 9.66        0.79%       $   20,519          0.40%              1.92%
2005(f)                                (0.30)          9.85        1.51             9,138          0.40               3.05
MUNICIPAL BOND FUND
2005                                  $(0.36)        $ 9.97        2.14%       $   96,114          0.55%              0.93%
2004(h)                                (0.23)         10.12        3.53            45,781          0.55               1.41
SHORT-TERM MUNICIPAL BOND FUND
2005                                  $(0.29)        $ 9.92        2.47%       $  131,062          0.55%              0.85%
2004(h)                                (0.15)          9.97        1.26            74,031          0.55               1.30

                                      RATIO OF NET
                                       INVESTMENT
                                   INCOME (LOSS) TO
                                      AVERAGE NET
                                   ASSETS (INCLUDING
                                        WAIVERS,
                                     REIMBURSEMENTS       PORTFOLIO
                                      AND OFFSETS)     TURNOVER RATE
                                   -----------------   -------------

INTERNATIONAL ALPHA FUND
2005                                      1.85%             126%
2004                                      1.16              136
2003                                      2.09               50
2002                                      0.60              111
2001                                      0.57              146
NORTH AMERICAN EQUITY FUND
2005(b)                                   1.39%              30%
2005(c)                                   1.79               89
2004(c)(d)                                1.29               54
U.S. OPPORTUNITIES FUND
2005                                     (0.29)%            107%
2004                                     (0.83)             144
2003                                     (1.22)             162
2002                                     (0.75)              81
2001                                     (0.79)             105
ENHANCED INCOME FUND
2005(f)                                   3.08%              61%
TOTAL RETURN FIXED INCOME FUND**
2006(g)                                   4.80%              97%
2005(f)                                   3.61              571
MUNICIPAL BOND FUND
2005                                      3.70%              27%
2004(h)                                   2.82               46
SHORT-TERM MUNICIPAL BOND FUND
2005                                      3.03%              36%
2004(h)                                   1.95               17

                                      -89-

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USA PATRIOT ACT

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a
     Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If a Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

                                      -90-

                               INVESTMENT MANAGER
                Schroder Investment Management North America Inc.
                                875 Third Avenue
                            New York, New York 10022

                             INVESTMENT SUB-ADVISER
    SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER INTERNATIONAL ALPHA FUND,
  SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND, SCHRODER NORTH AMERICAN EQUITY
                     FUND, AND SCHRODER STRATEGIC BOND FUND
              Schroder Investment Management North America Limited
                                31 Gresham Street
                                 London EC2V 7QA

                                  ADMINISTRATOR
 SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
   FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, SCHRODER ENHANCED
  INCOME FUND, SCHRODER STRATEGIC BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME
FUND, SCHRODER MUNICIPAL BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND
                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  ADMINISTRATOR
                       SCHRODER NORTH AMERICAN EQUITY FUND
                          Schroder Fund Advisors, Inc.
                                875 Third Avenue
                            New York, New York 10022

                                SUB-ADMINISTRATOR
   SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER NORTH AMERICAN EQUITY FUND, AND
                        SCHRODER U.S. OPPORTUNITIES FUND
                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                    CUSTODIAN
                             J.P. Morgan Chase Bank
                                 270 Park Avenue
                            New York, New York 10017

                                   DISTRIBUTOR
                           Schroder Fund Advisors Inc.
                                875 Third Avenue
                            New York, New York 10022

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                               Two Heritage Drive
                        North Quincy, Massachusetts 02171

                                     COUNSEL
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                               Two Commerce Square
                                   Suite 1700
                               2001 Market Street
                        Philadelphia, Pennsylvania 19103

SCHRODER CAPITAL FUNDS (DELAWARE)
Schroder International Alpha Fund
Schroder U.S. Opportunities Fund

SCHRODER SERIES TRUST
Schroder Emerging Market Equity Fund
Schroder International Diversified Value Fund
Schroder U.S. Small and Mid Cap Opportunities Fund
Schroder Enhanced Income Fund
Schroder Strategic Bond Fund
Schroder Total Return Fixed Income Fund
Schroder Municipal Bond Fund
Schroder Short-Term Municipal Bond Fund

SCHRODER GLOBAL SERIES TRUST
Schroder North American Equity Fund

Schroder Emerging Market Equity Fund, Schroder International Diversified Value
Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Strategic
Bond Fund have a combined SAI which includes additional information about the
Funds. Each of Schroder International Alpha Fund, Schroder North American Equity
Fund, Schroder U.S. Opportunities Fund, Schroder Enhanced Income Fund, Schroder
Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder
Short-Term Municipal Bond Fund has a separate SAI and annual and semi-annual reports to shareholders which contain additional information about the applicable Funds. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the
Funds' performance during their last fiscal year. The SAIs, the financial statements included in the Funds' most recent annual reports to shareholders, and the unaudited financial statements included in the Schroder Total Return
Fixed Income Fund's most recent semi-annual report to shareholders, are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. You may get free copies of these materials, request other information about the Funds, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call (617)
483-5000 and ask to speak with a representative of the Schroder Mutual Funds.
The Funds' SAIs and annual and semi-annual reports are also available on the following website: www.schroderfunds.com.

You may review and copy information about each Fund, including its SAI, at the
Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about each Fund on the Commission's Internet site at www.sec.gov.
You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C.
20549-0102. You may need to refer to the Trusts' file number under the
Investment Company Act, which are: Schroder Capital Funds (Delaware): 811-1911;
Schroder Series Trust: 811-7840; and Schroder Global Series Trust: 811-21364.

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST
875 Third Avenue New York,
New York 10022
(800) 464-3108

File No. 811-1911 -- Schroder Capital Funds (Delaware)
File No. 811-7840 -- Schroder Series Trust
File No. 811-21364 -- Schroder Global Series Trust

                                                   Filed pursuant to Rule 497(c)
                                                    as to Schroder International
                                             Diversified Value Fund and Schroder
                                                  Total Return Fixed Income Fund
                                                     and pursuant to Rule 497(e)
                                                       as to all the other Funds
                                                        of Schroder Series Trust
                                               under the Securities Act of 1933,
                                                                      as amended
                                                 Registration File No.: 33-65632

[SCHRODERS LOGO]

PROSPECTUS

August 30, 2006

EQUITY FUNDS
------------

SCHRODER EMERGING MARKET EQUITY FUND

SCHRODER INTERNATIONAL ALPHA FUND

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

SCHRODER NORTH AMERICAN EQUITY FUND

SCHRODER U.S. OPPORTUNITIES FUND

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

TAXABLE FIXED INCOME FUNDS
--------------------------

SCHRODER ENHANCED INCOME FUND

SCHRODER STRATEGIC BOND FUND

SCHRODER TOTAL RETURN FIXED INCOME FUND

TAX-EXEMPT FIXED INCOME FUNDS
-----------------------------

SCHRODER MUNICIPAL BOND FUND

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

Advisor Shares

This Prospectus describes eleven mutual funds (each, a "Fund" and collectively, the "Funds") offered by Schroder Capital Funds (Delaware), Schroder Series
Trust, and Schroder Global Series Trust (each, a "Trust" and collectively, the
"Trusts").

     SCHRODER EMERGING MARKET EQUITY FUND seeks capital appreciation through investment principally in equity securities of companies in emerging market countries in regions such as Asia, Latin America, Eastern Europe, the
     Middle East, and Africa.

     SCHRODER INTERNATIONAL ALPHA FUND seeks long-term capital appreciation through investment in securities markets outside the United States.

     SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND seeks long-term capital appreciation by investing principally in a portfolio of equity securities of companies located outside the United States that the Fund's investment sub-adviser considers to offer attractive valuations.

     SCHRODER NORTH AMERICAN EQUITY FUND seeks capital growth by investing primarily in equity securities of companies in the United States.

     SCHRODER U.S. OPPORTUNITIES FUND seeks capital appreciation by investing primarily in equity securities of companies in the United States with market capitalizations of $2.2 billion or less.

     SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND seeks capital appreciation by investing primarily in equity securities of small and mid cap companies in the United States.

     SCHRODER ENHANCED INCOME FUND seeks high current income, consistent with the preservation of capital and reasonable liquidity. As a secondary objective, the Fund seeks a high rate of total return. The Fund invests in a diversified portfolio of U.S. dollar-denominated income-producing obligations. The Fund's dollar weighted average portfolio duration will typically be from three to six months.

     SCHRODER STRATEGIC BOND FUND seeks a high level of total return by investing in a portfolio of debt securities of issuers across a spectrum of sectors and markets around the world.

     SCHRODER TOTAL RETURN FIXED INCOME FUND seeks a high level of total return by investing in a portfolio of fixed income obligations. The Fund intends to maintain a dollar-weighted average portfolio duration of three to six years.

     SCHRODER MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital by investing in a portfolio of investment grade municipal bonds. The Fund intends to maintain a dollar-weighted average portfolio maturity of five to ten years.

     SCHRODER SHORT-TERM MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital by investing in a portfolio of investment grade short-term municipal bonds. The Fund intends to maintain a dollar-weighted average portfolio maturity of not more than three years.

This Prospectus explains what you should know about the Funds before you invest.
Please read it carefully. You can call the Schroder Mutual Funds at (800)
464-3108 to find out more about these Funds and other funds in the Schroder family of funds. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS
PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                              SCHRODER SERIES TRUST
                          SCHRODER GLOBAL SERIES TRUST

                                                                      PAGE
                                                                      ----

                                       -i-

--------------------------------------------------------------------------------
SUMMARY INFORMATION

SCHRODER EMERGING MARKET EQUITY FUND

     INVESTMENT OBJECTIVE. To seek capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of companies the Fund's sub-adviser considers to be "emerging market" issuers. The Fund may invest the remainder of its assets in securities of issuers located anywhere in the world. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks. The Fund may also invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depository
     Receipts ("GDRs"), European Depository Receipts ("EDRs") or other similar securities representing ownership of foreign securities (collectively,
     "Depositary Receipts"). The Fund may also invest in securities of closed-end investment companies and exchange-traded funds ("ETFs"), including securities of emerging market issuers. An investment in a domestic closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of emerging market issuers, and has "emerging market" or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of emerging market issuers for purposes of determining if the Fund has invested at least 80% of its net assets in such securities.

     The Fund invests principally in equity securities of issuers domiciled or doing business in "emerging market" countries in regions such as Asia,
     Latin America, Eastern Europe, the Middle East and Africa. The Fund's
     sub-adviser currently considers "emerging market" issuers to be issuers domiciled in or deriving a substantial portion of their revenues from countries not included at the time of investment in the Morgan Stanley
     International World Index of major world economies. Countries currently in this Index include: Australia, Austria, Belgium, Canada, Denmark, Finland,
     France, Germany, Greece, Hong Kong SAR, Ireland, Italy, Japan, the
     Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
     Switzerland, the United Kingdom, and the United States. The Fund's
     sub-adviser may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund's investments. The Fund's sub-adviser has determined that Chinese companies listed in Hong Kong will be considered emerging market issuers for this purpose. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one emerging market country, although the Fund will typically seek to allocate its investments among a number of different emerging market countries.

     The Fund invests in issuers and countries that its sub-adviser believes offer the potential for capital growth. In identifying investments for the
     Fund, the Fund's sub-adviser considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities'
     attractive relative valuation, and whether the issuer enjoys proprietary advantages. The Fund may invest in securities of companies of any size, including companies with large, medium, and small market capitalizations, including micro-cap companies. The Fund may also purchase securities issued in initial public offerings. In addition, the Fund's sub-adviser considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of

                                       -1-

     local markets. The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or to take advantage of other investments the Fund's sub-adviser considers more attractive.

     The Fund may purchase or sell structured notes, or enter into swap transactions, for hedging or as an alternative to purchasing or selling securities. The Fund's sub-adviser may hedge some of the Fund's foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so. The Fund may also purchase or sell futures on indices, including country specific or overall emerging market indices. The Fund may use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    EMERGING MARKET SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies described below under "Small and Mid Cap Companies Risk."

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCIES RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    GEOGRAPHIC FOCUS RISK. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one emerging market country, although the Fund will typically seek to allocate its investments among a number of different emerging market countries. To the extent the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    SMALL AND MID CAP COMPANIES RISK. Many companies located in emerging markets have smaller market capitalizations than those of comparable companies located in developed markets. Small companies tend to be more vulnerable to adverse developments than larger companies. The
          Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies.

                                       -2-

          Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    INVESTMENTS IN POOLED VEHICLES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds) and
          ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

     o    DEPOSITARY RECEIPTS RISK. The Fund may invest in sponsored or unsponsored Depositary Receipts. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

     o    EQUITY MARKETS RISK. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    INITIAL PUBLIC OFFERINGS (IPOS) RISK. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering.
          Such investments are subject generally to the risks described above under "Small and Mid Cap Companies Risk." Such securities have no trading history, and information about such companies may be available for very

                                       -3-

          limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do
          so. The prices of securities sold in initial public offerings can be highly volatile.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information. The Fund recently commenced operations and does not yet have historical investment performance.

                                       -4-

SCHRODER INTERNATIONAL ALPHA FUND

     INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

     PRINCIPAL INVESTMENT STRATEGIES. The Schroder International Alpha Fund
     (formerly, Schroder International Fund) will invest principally in securities of companies located outside of the United States, and normally invests at least 65% of its total assets in equity securities of companies the Fund's adviser considers to be located outside of the United States.
     The Fund will invest in a variety of countries throughout the world. The
     Fund may, from time to time, invest more than 25% of its net assets in any one country or group of countries. The Fund will consider an issuer located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if the Fund's sub-adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country. The Fund invests in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

     The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the
     Far East. The Fund expects typically to invest in forty to sixty companies located outside of the United States at any one time.

     The Fund invests in issuers that the Fund's sub-adviser believes offer the potential for capital growth. In identifying candidates for investment, the
     Fund's sub-adviser may consider the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, the quality of the securities, and whether the issuer has any proprietary advantages.
     The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available. The Fund may invest in companies of any market capitalization. The Fund may purchase or sell futures contracts and options, in order to gain exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. By employing these techniques the Fund's portfolio manager tries to add incremental return over the Fund's benchmark index, which incremental return is sometimes referred to as "alpha."

     The Fund also may do the following:

     o    Invest in securities of issuers domiciled or doing business in
          "emerging market" countries.

     o    Invest in securities of closed-end investment companies and ETFs
          (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges) that invest primarily in foreign securities.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

                                       -5-

     o    FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    EMERGING MARKETS SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    SMALL AND MID CAP COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade

                                       -6-

          less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    GEOGRAPHIC FOCUS RISK. To the extent that the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    ISSUER FOCUS RISK. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds.
          The Fund expects typically to invest in forty to sixty companies at any time. When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

     o    INVESTMENTS IN POOLED VEHICLES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds) and
          ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     Performance Information.(+)(++)(+++)

     Below is a bar chart that shows the investment returns of the Fund's
     Advisor Shares for each of its last ten full calendar years of operations.
     The table following the bar chart shows how the Fund's average annual returns for the last year, for the last five years, and for the last ten years compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     1996   1997    1998    1999    2000    2001     2002     2003    2004    2005
     ----  -----   -----   -----   -----   ------   ------   -----   -----   -----

     9.65%  3.08%  13.24%  30.66%  -2.54%  -25.96%  -20.00%  32.53%  15.08%  18.00%

                                       -7-

     During the periods shown above, the highest quarterly return was 21.49% for the quarter ended December 31, 1999, and the lowest was -22.35% for the quarter ended September 30, 2002.

     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)               ONE YEAR   FIVE YEARS   TEN YEARS
     ----------------------------------------------------   --------   ----------   ---------

     RETURN BEFORE TAXES                                      18.00%       1.29%       5.68%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)                  17.22%      -0.18%       2.39%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
        SHARES (1)                                            11.68%       0.11%       3.26%
     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (2)
        (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   13.54%       4.55%       5.84%

     (1)  After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The Morgan Stanley Capital International EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia,
          Asia, and the Far East, and reflects dividends net of non-recoverable withholding tax.

     +    The current portfolio management team primarily responsible for making investment decisions for the Fund assumed this responsibility effective March 2005. The performance results shown in the bar chart and table for periods prior to such date were achieved by the Fund under different lead portfolio managers.

     (++)  Advisor Shares of the Fund are offered commencing May 15, 2006. The performance information provided in the bar chart and table for periods prior to May 15, 2006 reflects the performance of the
           Investor Shares of the Fund, offered through a separate prospectus, adjusted to reflect the 12b-1 fees paid by Advisor Shares.

     (+++) Effective April 1, 2006, the combined advisory and administrative fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during the periods shown, the returns shown in the bar chart and table would have been lower. See "Management of the
           Funds -- Management Fees."

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                       -8-

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

     INVESTMENT OBJECTIVE. Long-term capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests principally in a diversified portfolio of equity securities of companies located outside of the United States that the Fund's sub-adviser considers to offer attractive valuations. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

     The Fund's sub-adviser applies a proprietary quantitative investment analysis that seeks to develop a portfolio designed to capture the historically high returns from value stocks but with lower risk than the
     Morgan Stanley Capital International EAFE Index over the longer term and to provide a dividend yield typically above that Index. The sub-adviser expects that a substantial portion of the Fund's investments will normally be in countries included in the Morgan Stanley Capital International EAFE
     Index, which is a market-weighted index of companies representative of the market structure of certain developed market countries in Europe,
     Australia, Asia, and the Far East, although the Fund may invest in any country in the world, including "emerging markets" countries. (The sub-adviser currently expects to invest not more than 25% of the Fund's assets in securities of companies domiciled in emerging markets countries.)

     The main elements of the sub-adviser's portfolio construction process are the identification of attractive value stocks within a broad universe of companies around the world and careful management of portfolio risks. The portfolio construction process is bottom-up. The sub-adviser seeks to select stocks anywhere in the world with high dividends and strong cash-flow. The sub-adviser does not generally specify "top-down" geographic or sector allocations for the Fund's portfolio; rather, the Fund's geographic and sector allocations are principally the result of the sub-adviser's selection of individual companies that it believes offer the greatest value. (The sub-adviser may adjust geographic or sector weights resulting from this process in order to avoid extreme outcomes.)

     The sub-adviser does not consider benchmark weights when it constructs the
     Fund's portfolio. Individual stock weights are determined using a disciplined stock weighting process. The Fund's sub-adviser believes that indices weighted by market capitalization reflect a natural bias towards expensive stocks and geographic regions, and that, by contrast, a
     "bottom-up" approach to portfolio construction, not constrained by reference to a specific benchmark or index, has the potential to provide investment in less expensive stocks offering better investment value.

     The Fund will normally invest at least 65% of its net assets in equity securities of companies located in countries outside of the United States.
     The Fund will invest in a variety of countries throughout the world. The
     Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries. The Fund's sub-adviser will consider an issuer to be located in a country if it is organized under the laws of and its equity securities are principally traded in that country, or it is domiciled or has its principal place of business located in and its equity securities are principally traded in that country, or if the Fund's sub-adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country. The Fund may invest in companies of any market capitalization, including large, well known companies, as well as smaller, less closely followed companies, including micro-cap companies.

                                       -9-

     The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies.

     The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or when the sub-adviser considers more attractive investment candidates are available.

     The Fund may purchase or sell futures contracts and options and enter into total return swaps, in order to gain exposure to particular securities or markets in connection with hedging transactions or otherwise to increase total return. The Fund may from time to time enter into other transactions involving derivatives, including over-the-counter transactions, if the sub-adviser considers it appropriate.

     The Fund may also invest in closed-end investment companies, trusts, ETFs
     (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), and real estate investment trusts ("REITs").

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    EMERGING MARKETS SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

                                      -10-

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    GEOGRAPHIC FOCUS RISK. To the extent that the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    SMALL AND MID CAP COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    INVESTMENTS IN POOLED VEHICLES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds), trusts, and ETFs. Investing in another investment company or pooled vehicle exposes the Fund to all the risks of that other investment company or pooled vehicle, and, in general, subjects it to a pro rata portion of the other investment company or pooled vehicle's fees and expenses.

     o    REAL ESTATE INVESTMENT TRUST RISK. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free

                                      -11-

          pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information. The Fund recently commenced operations and does not yet have historical investment performance.

                                      -12-

SCHRODER NORTH AMERICAN EQUITY FUND

     INVESTMENT OBJECTIVE. The Fund seeks long-term capital growth.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests principally in equity securities of companies in the United States. The Fund may invest in common and preferred stocks, convertible preferred stocks, and warrants to purchase common and preferred stocks.

     The Fund's sub-adviser is responsible for day-to-day portfolio management.
     It uses a proprietary quantitative investment analysis that evaluates market and economic sectors, companies, and stocks on the basis of long-term historical data. The Fund's sub-adviser uses that analysis to construct a highly diversified portfolio of stocks. In addition, the Fund's sub-adviser attempts to identify anticipated short-term deviations from longer-term historical trends and cycles, and may adjust the Fund's portfolio to take advantage of those deviations.

     The Fund's investment portfolio, including the number of companies represented in the portfolio and the sector weightings of the portfolio, will change as the Fund's sub-adviser's evaluation of economic and market factors, as well as factors affecting individual companies, changes.

     The Fund will invest in a well diversified portfolio of companies of any size that its sub-adviser judges to be attractive compared to the overall market. The Fund's portfolio may include large, well known companies, as well as smaller, less closely followed companies, including micro-cap companies. The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available.

     The Fund may purchase or sell futures contracts and options, in order to gain exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. The Fund may also invest in closed-end investment companies and in ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges).

     The Fund normally invests at least 80% of its net assets in equity securities of companies organized and principally traded in, or with their principal places of business and principally traded in, North America. The
     Fund may use derivatives for purposes of complying with this test. An investment in a U.S. closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of
     North American companies, and has "North America" or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of North American companies for purposes of determining if the Fund has invested at least 80% of its net assets in such securities. The Fund considers North America to consist of the United
     States and Canada.

     The Fund's sub-adviser may trade the Fund's portfolio securities more frequently than many other mutual funds. Frequent trading of the Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common

                                      -13-

          and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect North American equities markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and
          "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. There can be no assurance that the sub-adviser's use of the quantitative analysis described above will produce a portfolio that will achieve long-term capital growth or that the Fund's sub-adviser will interpret or implement the results of any quantitative analysis in a manner that will result in long-term capital growth. In addition, to the extent that the sub-adviser adjusts the Fund's portfolio to take advantage of short-term deviations from longer-term historical trends and cycles, there can be no assurance that such deviations will in fact occur or that the
          Fund's portfolio will be positioned optimally to take advantage of them.

     o    SMALL AND MID CAP COMPANIES RISK. Small and mid cap companies tend to be more vulnerable to adverse developments than larger companies. The
          Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small and mid cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    GEOGRAPHIC FOCUS RISK. Because the Fund invests principally in equity securities of North American companies, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

                                      -14-

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    INVESTMENTS IN POOLED VEHICLES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds) and
          ETFs. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

     o    FREQUENT TRADING/PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's sub-adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 160%.

     Performance Information.(+)

     Below is a bar chart that shows the investment returns of the Fund's
     Advisor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the Fund's average annual returns for the last year and life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2004     2005
     -----    ----
     11.22%   6.64%

     During the periods shown above, the highest quarterly return was 9.20% for the quarter ended December 31, 2004, and the lowest was -1.49% for the quarter ended March 31, 2005.

                                      -15-

     AVERAGE ANNUAL TOTAL RETURNS                                     LIFE OF FUND
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)       ONE YEAR   (SINCE SEPTEMBER 17, 2003)
     --------------------------------------------   --------   --------------------------

     RETURN BEFORE TAXES                              6.64%              12.04%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)          5.07%              10.25%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
        OF FUND SHARES (1)                            5.20%               9.48%
     FTSE NORTH AMERICAN INDEX (2) (REFLECTS NO
        DEDUCTION FOR FEES, EXPENSES OR TAXES)        7.45%              12.48%
     S&P 500 INDEX (3)                                4.91%              10.90%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The FTSE North American Index is a market capitalization value weighted composite index of over 700 U.S. and Canadian companies and reflects the reinvestment of dividends.

     (3)  The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

     (+)  Advisor Shares of the Fund are offered commencing March 31, 2006. The performance information provided in the bar chart and the table for periods prior to March 31, 2006 reflects the performance of the
          Investor Shares of the Fund, offered through a separate prospectus, adjusted to reflect the 12b-1 fees paid by Advisor Shares.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -16-

SCHRODER U.S. OPPORTUNITIES FUND

     INVESTMENT OBJECTIVE. To seek capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES. In selecting investments for the Fund, the
     Fund's adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.

     The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks and REITs. Under current market conditions, the Fund expects to invest primarily in equity securities of small and micro capitalization companies in the United States. The Fund's adviser considers small capitalization companies to be companies that have market capitalizations of $2.2 billion or less, and micro-capitalization companies to be companies with market capitalizations of $500 million or less, measured at the time of investment. However, the Fund may invest any portion of its assets in equity securities of larger companies. The Fund may also invest in securities of companies outside the United States, although the Fund will normally invest at least 80% of its net assets in securities of companies the Fund's adviser considers to be located in the
     United States. The Fund will consider an issuer located in the United
     States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled and has its principal place of business located in the United
     States and is principally traded in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States. The Fund generally sells securities when the Fund's adviser believes they are fully priced or when more attractive investment candidates become available. The
     Fund may purchase securities offered in initial public offerings.

     The Fund may use options (puts and calls) for hedging purposes, or to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the
     Fund and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's
     Statement of Additional Information ("SAI").

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    SMALL COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

                                      -17-

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    EQUITY MARKETS RISK. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    REAL ESTATE INVESTMENT TRUST RISK. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

     o    INITIAL PUBLIC OFFERINGS (IPOS) RISK. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering.
          Such investments are subject generally to the risks described above under "Small Companies Risk." Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired.
          The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

                                      -18-

     o    ISSUER FOCUS RISK. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds.
          When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

     o    GEOGRAPHIC FOCUS RISK. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than performance of other mutual funds that invest more broadly.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o    OVER-THE-COUNTER RISK. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     Performance Information.(+) (++) (+++)

     Below is a bar chart that shows the investment returns of the Fund's
     Advisor Shares for each of its last ten full calendar years of operations.
     The table following the bar chart shows how the Fund's average annual returns for the last year, the last five years, and for the last ten years compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

      1996    1997    1998    1999    2000    2001     2002    2003    2004   2005
     -----   -----   -----   -----   -----   -----   ------   -----   -----   ----

     21.98%  26.54%  -9.45%  12.82%  30.90%  11.31%  -19.07%  36.78%  25.00%  6.11%

     During the periods shown above, the highest quarterly return was 18.52% for the quarter ended June 30, 1997, and the lowest was -23.32% for the quarter ended September 30, 1998.

                                      -19-

     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)                  ONE YEAR   FIVE YEARS   TEN YEARS
     -------------------------------------------------------   --------   ----------   ---------

     RETURN BEFORE TAXES                                         6.11%      10.33%       12.93%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)                     5.54%       9.20%       10.18%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
        SHARES (1)                                               4.75%       8.54%        9.76%
     RUSSELL 2000 INDEX (2) (REFLECTS NO DEDUCTION FOR FEES,
        EXPENSES OR TAXES)                                       4.55%       8.22%        9.26%

     (1)   After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.
           After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
           plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)   The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

     (+)   The current portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 1, 2003. The performance results shown in the bar chart and table for periods prior to January 1, 2003 were achieved by the Fund under a different portfolio manager.

     (++)  Advisor Shares of the Fund are offered commencing May 15, 2006. The performance information provided in the bar chart and the table for periods prior to May 15, 2006 reflects the performance of the
           Investor Shares of the Fund, offered through a separate prospectus, adjusted to reflect the 12b-1 fees paid by Advisor Shares.

     (+++) Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during the periods shown, the returns shown in the bar chart and table would have been lower. See "Management of the Funds
           -- Management Fees."

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -20-

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

     INVESTMENT OBJECTIVE. To seek capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in companies in the United States (determined as described below) that the Fund's adviser considers to be small or mid cap companies. In selecting investments for the Fund, the Fund's adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors. These factors generally apply to all investments made by the Fund, including initial public offerings, although the Fund may also invest in certain initial public offerings that the portfolio manager believes will be in high demand. The Fund may sell a security when the Fund's adviser believes it is fully priced or when investments become available that it believes are more attractive.

     The Fund normally invests at least 80% of its net assets in companies considered by the Fund's adviser at the time to be small or mid cap companies located in the United States. The Fund's adviser currently considers a company to be a small or mid cap company if the company has a market capitalization (at the time of purchase) of between $1 billion and
     $7 billion. The Fund may also invest in equity securities of micro-cap companies or larger companies, if the Fund's adviser believes they offer the potential for capital appreciation. The Fund invests in common and preferred stocks, convertible preferred stocks, warrants to purchase common and preferred stocks, and REITs. The Fund may purchase securities on securities exchanges as well as over-the-counter, and may also purchase securities offered in initial public offerings. The Fund may use options for hedging purposes, or to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's SAI.

     The Fund's adviser will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the
     United States and is principally traded in the United States, or is domiciled or has its principal place of business located in the United
     States and is principally traded in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    SMALL AND MID CAP COMPANIES RISK. Small and mid cap companies tend to be more vulnerable to adverse developments than larger companies. The
          Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small and mid cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in

                                      -21-

          their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     o    WARRANTS RISK. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o    REAL ESTATE INVESTMENT TRUST RISK. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

     o    INITIAL PUBLIC OFFERINGS (IPOS) RISK. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering.
          Such investments are subject generally to the risks described above under "Small and Mid Cap Companies Risk." Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

     o    EQUITY MARKETS RISK. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks.

                                      -22-

          Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o    OVER-THE-COUNTER RISK. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

     o    GEOGRAPHIC FOCUS RISK. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than performance of other mutual funds that invest more broadly.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information. The Fund recently commenced operations and does not yet have historical investment performance. For performance information with respect to other investment accounts managed by the Fund's adviser, see the Fund's SAI.

                                      -23-

SCHRODER ENHANCED INCOME FUND

     INVESTMENT OBJECTIVES. Principally, to seek high current income, consistent with the preservation of capital and reasonable liquidity; secondarily, to seek a high rate of total return.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a diversified portfolio of U.S. dollar-denominated income-producing obligations.

     The Fund will normally invest at least 80% of its net assets in income-producing obligations, which may include, for example:

     o    securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     o    debt securities of domestic or foreign corporations;

     o    mortgage-backed and other asset-backed securities;

     o    obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises;

     o    obligations of international agencies or supranational entities;

     o    commercial paper and master demand notes;

     o    preferred securities; and

     o    short-term investments, such as repurchase agreements, money market securities, bank certificates of deposit, fixed time deposits, and bankers' acceptances.

     The Fund's adviser currently expects that a substantial portion of the
     Fund's assets will be invested in mortgage-backed and other asset-backed securities.

     Foreign securities in which the Fund invests will be denominated in the
     U.S. dollar.

     The Fund's dollar weighted average portfolio duration will typically be from three to six months, although the adviser may extend the Fund's dollar weighted average portfolio duration to as long as 1.5 years, in response to economic, market, or other conditions. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates. The Fund is not a money market fund and is not subject to the portfolio quality, maturity, and other requirements applicable to money market funds.

     The Fund's investment adviser will trade the Fund's portfolio securities actively. The adviser may sell certain investments it believes are fully priced and purchase securities it believes may be undervalued, or it may trade securities to take advantage of what it believes to be temporary disparities in normal yield relationships between securities. The Fund's adviser uses quantitative analysis to understand the structures and risks of fixed income securities available for investment, and to identify market sectors offering favorable investment opportunities.

                                      -24-

     The Fund may enter into interest rate futures and options, interest rate swap agreements, and credit default swaps. (A derivative instrument will be considered to be an income-producing obligation if it is itself an income-producing obligation or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by an income-producing obligation.) The Fund may use these "derivatives" for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's SAI.

     The Fund will normally maintain a dollar weighted average rating of the securities owned by the Fund of at least Aa2 (or the equivalent), considering unrated securities backed by the full faith and credit of the
     U.S. Government to be rated AAA, by following the guidelines listed below:

     o    The Fund will normally invest only in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in securities of "investment grade," which means either that a nationally recognized statistical rating organization (for example, Moody's
          Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
          Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality.

     o    The Fund will normally invest more than 50% of its total assets in securities which a nationally recognized statistical rating organization has rated Aaa or AAA (or the equivalent).

     o    The Fund will normally invest no more than 25% of its total assets in securities that are rated below Aa3 (or the equivalent) by a nationally recognized statistical rating organization.

     o    The Fund will normally invest no more than 10% of its total assets in securities that are rated below A3 (or the equivalent) by a nationally recognized statistical rating organization.

     o    The Fund expects not to invest in money market securities that have a short-term rating lower than A2 (or the equivalent) by a nationally recognized statistical rating organization.

     In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used for purposes of determining whether the Fund has complied with these limitations. If a security is not rated by a nationally recognized statistical rating organization but the Fund's adviser believes that it is of comparable quality to a security that is so rated, that security will be considered to have been rated at that level.

                                      -25-

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. Asset-backed securities in which the
          Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral
          (usually automobiles) securing certain contracts, or other factors.

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under
          "Mortgage and Asset-Backed Securities Risk"), extension risk (as described above under "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

                                      -26-

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Advisor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the Fund's average annual returns for the last year (life of the Fund) compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2005
     ----
     2.64%

     During the period shown above, the highest quarterly return was 0.89% for the quarter ended June 30, 2005, and the lowest was 0.41% for the quarter ended March 31, 2005.

     AVERAGE ANNUAL TOTAL RETURNS                                    ONE YEAR
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)                     (LIFE OF FUND)
     ----------------------------------------------------------   --------------
     RETURN BEFORE TAXES                                               2.64%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)                           1.57%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
        SHARES (1)                                                     1.71%
     LIBOR 3 MONTH USD FIXED INDEX (2)
        (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            3.64%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                      -27-

     (2)  The LIBOR 3 Month USD Fixed Index is a broad-based basket of U.S. debt securities.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -28-

SCHRODER STRATEGIC BOND FUND

     INVESTMENT OBJECTIVE. To seek a high level of total return.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks its objective by investing in a portfolio of debt securities of issuers across a spectrum of sectors and markets around the world. The Fund normally invests substantially all, and at least 80%, of its net assets in debt securities. The Fund may use derivatives for purposes of complying with this test. The Fund may, from time to time, invest more than 25% of its net assets in any one country or group of countries. The Fund's sub-adviser will normally (though it will not necessarily) hedge a substantial portion of the Fund's foreign currency exposure back into the U.S. dollar, in order to limit the effects of changes in foreign currencies on the value of the Fund's portfolio. The
     Fund is a non-diversified investment company.

     The Fund may invest in any type of debt securities, including, for example, corporate debt securities, securities issued or guaranteed by sovereign governments, their agencies, or instrumentalities (including securities issued by the U.S. Government, the Government National Mortgage
     Association, Federal Home Loan Banks, Fannie Mae, and Freddie Mac) and
     mortgage-backed securities (including collateralized mortgage obligations).
     The Fund may invest in convertible securities and warrants. The Fund may invest in securities of any maturity, but will normally seek to maintain a dollar-weighted average portfolio duration of 10 years or less. The Fund may invest a substantial portion of its assets in mortgage-backed and mortgage-related securities, including collateralized mortgage obligations, and other asset-backed securities. Asset-backed securities in which the
     Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

     The Fund will invest principally in securities of "investment grade" at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody's Investor Service, Inc., Standard
     & Poor's Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Fund's sub-adviser has determined the securities to be of comparable quality. Up to 40% of the Fund's total assets may be invested in securities rated below
     "investment grade," sometimes referred to as "junk bonds" (or, if unrated, determined by the Fund's sub-adviser to be of comparable quality).

     The Fund may (though it will not necessarily) purchase and sell interest rate futures contracts and enter into swap transactions, foreign currency forwards and swap transactions, and options, as a substitute for cash investments, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the
     Fund's portfolio. The Fund may take long or short positions in so-called credit default swaps or other credit derivatives as an alternative to buying or selling debt securities themselves or otherwise to increase the
     Fund's total return. The Fund may also invest in money market securities when the Fund's sub-adviser expects the return on such securities to exceed the return on securities with longer durations.

     In managing the Fund, the Fund's sub-adviser will allocate the Fund's assets among issuers, types of securities, industries, interest rates, and geographical regions, including emerging markets. An investment team located in London will make top-down investment allocation decisions.
     Subject to the oversight of this investment team, other investment teams located in various geographical regions or specializing in particular types of investments will implement those asset allocation decisions by selecting the specific

                                      -29-

     securities in which the Fund will invest. In this way, the Fund's sub-adviser attempts to construct a portfolio representing many of the firm's "best ideas." The Fund's sub-adviser will change asset allocations and the Fund's portfolio securities in response to changes in its assessment of market, economic, political, and other factors. The sub-adviser may sell securities when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value. The Fund's sub-adviser may trade the Fund's portfolio securities more frequently than many other mutual funds. Frequent trading of the Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCIES RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    GEOGRAPHIC FOCUS RISK. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. To the extent the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    HIGH-YIELD/JUNK BONDS RISK. Securities rated below investment grade
          ("high-yield bonds" or "junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic

                                      -30-

          conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

     o    MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. Asset-backed securities in which the
          Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral
          (usually automobiles) securing certain contracts, or other factors.

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under
          "Mortgage and Asset-Backed Securities Risk"), extension risk (as described above under "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock, and so subject to the risks of investments in both debt securities and equity securities.

     o    WARRANTS RISK. The Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

     o    EMERGING MARKET SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The

                                      -31-

          risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries'
          economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o    FREQUENT TRADING/PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's sub-adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be greater than 400%.

     o    NON-DIVERSIFICATION RISK. The Fund is a non-diversified investment company. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

     Performance Information. The Fund recently commenced operations and does not yet have historical investment performance. For performance information with respect to other investment accounts managed by the Fund's adviser, see the Fund's SAI.

                                      -32-

SCHRODER TOTAL RETURN FIXED INCOME FUND

     INVESTMENT OBJECTIVE. To seek a high level of total return.

     PRINCIPAL INVESTMENT STRATEGIES. The Schroder Total Return Fixed Income
     Fund (formerly, Schroder U.S. Core Fixed Income Fund) normally invests at least 80% of its net assets in fixed income obligations. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days' prior written notice to shareholders). In making investments for the Fund, the adviser seeks to invest the Fund's assets in a portfolio of securities that offer high total return -- from current income, increases in market values of the Fund's investments, or both. The adviser currently considers fixed income obligations to include:

     o    securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     o    debt securities of domestic or foreign corporations;

     o    mortgage-backed and other asset-backed securities;

     o    taxable and tax-exempt municipal bonds;

     o    obligations of international agencies or supranational entities;

     o    debt securities convertible into equity securities;

     o    inflation-indexed bonds;

     o    structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations;

     o    delayed funding loans and revolving credit facilities; and

     o    short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers'
          acceptances.

     The Fund may invest in securities of companies located in a variety of countries outside the United States, including obligations of non-U.S.
     governmental issuers or of private issuers located in any country outside the United States, including emerging market countries. The Fund will normally invest no more than 20% of its total assets in securities that are not denominated in the U.S. dollar.

     The Fund's adviser currently expects that a substantial portion of the
     Fund's assets will be invested in mortgage-backed and asset-backed securities.

     The Fund will invest principally in securities of "investment grade" at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody's Investor Service, Inc., Standard
     & Poor's Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. The Fund may invest up to 20% of the Fund's total assets in securities rated below "investment grade" (or, if unrated, determined by the Fund's adviser to be of comparable quality), sometimes referred to as "junk bonds," although normally the Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody's Investor
     Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
     Service, Inc.) has rated the securities CC- (or the equivalent) or better, or the Fund's adviser has determined the

                                      -33-

     securities to be of comparable quality. If more than one nationally recognized statistical rating organization has rated a security, the adviser will consider the highest rating for the purposes of determining whether the security is "investment grade."

     Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies. The Fund may also invest in zero-coupon securities.

     The Fund may enter into interest rate futures and options, interest rate swap agreements and credit default swaps. (A derivative instrument will be considered to be a fixed income security if it is itself a fixed income security or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by a fixed income security.) The Fund may use these "derivatives" strategies for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage)
     or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's SAI.

     The Fund intends to maintain a dollar weighted average portfolio duration of three to six years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

     The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies.

     In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The adviser focuses on the sectors and securities it believes are undervalued relative to the market.

     The Fund's adviser will trade the Fund's portfolio securities actively. In selecting individual securities for investment, the Fund's adviser typically:

     o    uses in-depth  fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;

     o    exploits inefficiencies in the valuation of risk and reward;

     o    looks to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and

     o    considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

                                      -34-

     The Fund generally sells securities in order to take advantage of investments in other securities offering what the adviser believes is the potential for more attractive current income or capital gain or both.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. Asset-backed securities in which the
          Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral
          (usually automobiles) securing certain contracts, or other factors.

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under
          "Mortgage and Asset-Backed Securities Risk"), extension risk (as described above under "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

                                      -35-

     o    FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o    FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o    EMERGING MARKETS SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     o    DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o    CONVERTIBLE SECURITIES RISK. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock, and so subject to the risks of investments in both debt securities and equity securities.

     o    FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

     o    HIGH-YIELD/JUNK BONDS RISK. Securities rated below investment grade
          ("high-yield bonds" or "junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                      -36-

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Advisor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the Fund's average annual returns for the last year (life of the Fund) compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2005
     ----
     2.85%

     During the period shown above, the highest quarterly return was 3.14% for the quarter ended June 30, 2005, and the lowest was -0.88% for the quarter ended September 30, 2005.

     AVERAGE ANNUAL TOTAL RETURNS                                         ONE YEAR
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)                          (LIFE OF FUND)
     ---------------------------------------------------------------   --------------

     RETURN BEFORE TAXES                                                    2.85%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)                                1.52%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (1)        1.84%
     LEHMAN US AGGREGATE BOND INDEX (2) (REFLECTS NO DEDUCTION FOR
        FEES, EXPENSES OR TAXES)                                            2.43%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The Lehman US Aggregate Bond Index is a widely used measure of short-term debt returns. It is not managed.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -37-

SCHRODER MUNICIPAL BOND FUND

     INVESTMENT OBJECTIVE. To seek a high level of current income exempt from federal income tax, consistent with the preservation of capital.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

     o    pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax ("AMT"));

     o    are investment grade in quality; and

     o    have intermediate to long-term effective maturities (three years or longer) (a bond's effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

     "Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

     The Fund's adviser considers a security "investment grade" if either a nationally recognized statistical rating organization (for example, Moody's
     Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
     Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical ratings organizations have given different ratings to securities owned by the Fund, the higher rating will be used. The Fund's adviser expects that a significant portion of the securities in which the
     Fund invests will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

     The Fund intends to maintain a dollar weighted average effective portfolio maturity of five to ten years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal AMT. The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S.
     Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when-issued basis.

     Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

     The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

     The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market -- that is, in a group of issuers that finance similar projects -- including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

                                      -38-

     In selecting individual securities for investment, the Fund's adviser typically:

     o    assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

     o    uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

     o    compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

     o    looks to exploit any inefficiencies between intrinsic value and market trading price; and

     o    subordinates sector weightings to individual securities that may be undervalued.

     The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the Fund's adviser devotes substantial independent research to the selection of the Fund's investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    VOLATILITY OF THE MUNICIPAL BOND MARKET RISK. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer maturities and in the case of portfolios of securities with longer average maturities.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    STATE AND ISSUER RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make the Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of that issue more than if such Fund invested in a greater number of securities.

                                      -39-

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), extension risk (as described above under
          "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    MANAGEMENT RISK. Because the Fund is an actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Advisor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the Fund's average annual returns for the last year and life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2004   2005
     ----   ----
     3.44%  2.82%

     During the periods shown above, the highest quarterly return was 3.06% for the quarter ended September 30, 2004, and the lowest was -1.86% for the quarter ended June 30, 2004.

     AVERAGE ANNUAL TOTAL RETURNS                                  LIFE OF THE FUND
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)       ONE YEAR   (SINCE DECEMBER 31, 2003)
     -----------------------------------------      --------   -------------------------

     RETURN BEFORE TAXES                              2.82%              3.13%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)          2.59%              2.99%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND
        SALE OF FUND SHARES (1)                       2.84%              2.98%
     LEHMAN 5-YEAR MUNICIPAL BOND INDEX (2)
        (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
        OR TAXES)                                     0.95%              1.82%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the

                                      -40-

          return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The Lehman 5-Year Municipal Bond Index is a rules-based, market-value-weighted unmanaged index of debt obligations issued by municipalities with an approximate maturity of five years.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                      -41-

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

     INVESTMENT OBJECTIVE. To seek a high level of income exempt from federal income tax, consistent with the preservation of capital.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

     o    pay interest that is exempt from federal income tax (but which may be subject to federal AMT);

     o    are investment grade in quality; and

     o    have effective maturities of no more than three years (a bond's effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

     "Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

     The Fund's adviser considers a security "investment grade" if either a nationally recognized statistical rating organization (for example, Moody's
     Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
     Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical ratings organizations have given different ratings to securities owned by the Fund, the higher rating will be used. The Fund's adviser expects that a significant portion of the securities in which the
     Fund invests will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

     The Fund intends to maintain a dollar weighted average effective portfolio maturity of not more than three years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80%
     of its net assets in municipal bonds. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal AMT. The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S.
     Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when issued basis.

     Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

     The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

     The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market -- that is, in a group of issuers that finance similar projects -- including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

                                      -42-

     In selecting individual securities for investment, the Fund's adviser typically:

     o    assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

     o    uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

     o    compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

     o    looks to exploit any inefficiencies between intrinsic value and market trading price; and

     o    subordinates sector weightings to individual securities that may be undervalued.

     The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the Fund's adviser devotes substantial independent research to the selection of the Funds' investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o    VOLATILITY OF THE MUNICIPAL BOND MARKET. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

     o    INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments.

     o    CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o    EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o    STATE AND ISSUER RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make a
          Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The
          Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of such issue more than if such Fund invested in a greater number of securities.

                                      -43-

     o    U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), extension risk (as described above under
          "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     Performance Information.

     Below is a bar chart that shows the investment returns of the Fund's
     Advisor Shares for each of its full calendar years since the Fund commenced operations. The table following the bar chart shows how the Fund's average annual returns for the last year and life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance to a broad measure of market performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     2004   2005
     ----   ----
     1.53%  2.26%

     During the periods shown above, the highest quarterly return was 1.32% for the quarter ended June 30, 2005, and the lowest was -0.90% for the quarter ended June 30, 2004.

                                                              LIFE OF THE FUND
     AVERAGE ANNUAL TOTAL RETURNS                           (SINCE DECEMBER 31,
     (FOR THE PERIOD ENDED DECEMBER 31, 2005)    ONE YEAR          2003)
     -----------------------------------------   --------   -------------------
     RETURN BEFORE TAXES                           2.26%           1.90%
     RETURN AFTER TAXES ON DISTRIBUTIONS (1)       2.07%           1.77%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND
        SALE OF FUND SHARES (1)                    2.28%           1.83%
     LEHMAN 1-YEAR MUNICIPAL BOND INDEX (2)
        (REFLECTS NO DEDUCTION FOR FEES,
        EXPENSES OR TAXES)                         1.49%           1.28%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                      -44-

     (2)  The Lehman 1-Year Municipal Bond Index is a rules-based, market-value-weighted index of debt obligations issued by
          municipalities with short term maturities.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                   ----------

Changes in investment objective and policies. The policies described above requiring the Funds to invest at least 80% of their net assets in certain investments may be changed by the Trustees upon at least 60 days' prior written notice to shareholders. Except for any policy described in this prospectus or in the applicable Fund's SAI as fundamental, the Funds' investment objectives and policies may be changed by the Trustees without a vote of the shareholders.

                                      -45-

--------------------------------------------------------------------------------
FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
ADVISOR SHARES OF THE FUNDS.

     SHAREHOLDER FEES (paid directly from your investment):

     MAXIMUM SALES LOAD IMPOSED ON PURCHASES                 None
     MAXIMUM DEFERRED SALES LOAD                             None
     MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS      None
     REDEMPTION FEE
        Schroder Emerging Market Equity Fund                 2.00%(1)
        Schroder International Alpha Fund                    2.00%(1)
        Schroder International Diversified Value Fund        2.00%(1)
        Schroder North American Equity Fund                  None
        Schroder U.S. Opportunities Fund                     2.00%(1)
        Schroder U.S. Small and Mid Cap Opportunities Fund   2.00%(1)
        Schroder Enhanced Income Fund                        None
        Schroder Strategic Bond Fund                         2.00%(1)
        Schroder Total Return Fixed Income Fund              None
        Schroder Municipal Bond Fund                         None
        Schroder Short-Term Municipal Bond Fund              None

     (1)  Shares of this Fund held for two months or less are subject to a redemption fee of 2.00%.

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                SCHRODER
                        SCHRODER   SCHRODER      INTER-     SCHRODER   SCHRODER
                        EMERGING    INTER-      NATIONAL      NORTH       U.S.
                         MARKET    NATIONAL   DIVERSIFIED   AMERICAN    OPPORT-
                         EQUITY      ALPHA       VALUE       EQUITY     UNITIES
                          FUND      FUND(1)       FUND        FUND      FUND(1)
                        --------   --------   -----------   --------   ---------

     MANAGEMENT
        FEES (2)          1.00%     0.975%        1.00%       0.25%       1.00%
     DISTRIBUTION
        (12b-1) FEES      0.25%      0.25%        0.25%       0.35%       0.25%
     OTHER
        EXPENSES
        (2)(3)(4)         2.14%     3.152%        2.18%       0.08%       0.40%
     TOTAL ANNUAL
        FUND
        OPERATING
        EXPENSES          3.39%     4.377%        3.43%       0.68%       1.65%
     LESS: FEE
        WAIVER AND
        EXPENSE
        LIMITATION(5)    (1.39)%   (2.877)%      (1.93)%      None        None
     NET EXPENSES
        (5)               2.00%      1.50%        1.50%       0.68%       1.65%

                        SCHRODER
                          U.S.
                          SMALL                           SCHRODER                SCHRODER
                           AND                              TOTAL                  SHORT-
                         MID CAP   SCHRODER    SCHRODER    RETURN     SCHRODER      TERM
                         OPPORT-   ENHANCED   STRATEGIC     FIXED    MUNICIPAL   MUNICIPAL
                         UNITIES    INCOME       BOND      INCOME       BOND        BOND
                          FUND       FUND        FUND       FUND        FUND        FUND
                        --------   --------   ---------   --------   ---------   ---------

     MANAGEMENT
        FEES (2)          1.00%      0.25%       0.75%      0.25%       0.40%       0.40%
     DISTRIBUTION
        (12b-1) FEES      0.25%      0.25%       0.25%      0.25%       0.25%       0.25%
     OTHER
        EXPENSES
        (2)(3)(4)         1.53%      0.57%       1.21%      2.80%       0.53%       0.45%
     TOTAL ANNUAL
        FUND
        OPERATING
        EXPENSES          2.78%      1.07%       2.21%      3.30%       1.18%       1.10%
     LESS: FEE
        WAIVER AND
        EXPENSE
        LIMITATION(5)    (1.13)%    (0.42)%     (0.81%)    (2.65)%     (0.38)%     (0.30)%
     NET EXPENSES
        (5)               1.65%      0.65%       1.40%      0.65%       0.80%       0.80%

     (1)  Restated to reflect current fees.

     (2)  Management Fees for each Fund include all fees payable to the Funds'
          adviser and its affiliates for investment advisory and fund administration services. The Funds also pay administrative or sub-administrative fees directly to SEI Investments Global Fund
          Services, and those fees are included under "Other Expenses."

                                      -46-

     (3)  "Other Expenses" for Schroder Emerging Market Equity Fund, Schroder
          International Diversified Value Fund, Schroder U.S. Small and Mid Cap
          Opportunities Fund and Schroder Strategic Bond Fund are based on estimated amounts for each Fund's current fiscal year.

     (4)  Each Fund may at times invest excess cash in money market funds. Each
          Fund does not currently expect the fees and expenses incurred by such
          Fund as a result of these investments to exceed 0.01% of the average net assets of such Fund. In the last fiscal year, the Funds did not make any such investments and, as a result, no such fees and expenses are reflected in the table. If a Fund does make such investments, its fees and expenses may be higher than shown in the table.

     (5)  The "Net Expenses" shown for certain Funds reflect the effect of contractually imposed fee waivers and/or expense limitations on the
          Total Annual Fund Operating Expenses of each such Fund. In order to limit the expenses of these Funds' Advisor Shares, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 for Schroder Enhanced Income Fund, Schroder Municipal Bond Fund, and
          Schroder Short-Term Municipal Bond Fund, March 31, 2007 for the
          Schroder Emerging Market Equity Fund and Schroder U.S. Small and Mid
          Cap Opportunities Fund, May 9, 2007 for the Schroder International
          Alpha Fund and the Schroder U.S. Opportunities Fund, and June 30, 2007
          for Schroder Strategic Bond Fund, to the extent that the Total Annual
          Fund Operating Expenses of a Fund allocable to its Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Advisor Shares): Schroder Emerging
          Market Equity Fund -- 2.00%; Schroder International Alpha Fund --
          1.50%; Schroder U.S. Opportunities Fund -- 1.95%; Schroder U.S. Small
          and Mid Cap Opportunities Fund -- 1.65%; Schroder Enhanced Income Fund
          -- 0.65%; Schroder Strategic Bond Fund -- 1.40%; Schroder Municipal
          Bond Fund -- 0.80%; and Schroder Short-Term Municipal Bond Fund --
          0.80%. In order to limit the expenses of each of the Schroder
          International Diversified Value Fund's Advisor Shares and the Schroder
          Total Return Fixed Income Fund's Advisor Shares, the Funds' adviser has contractually agree to reduce its compensation (and, if necessary, to pay other Fund expenses) until August 30, 2007 to the extent that the Total Annual Operating Expenses of a Fund (other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to each Fund's Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Advisor
          Shares): Schroder International Diversified Value Fund -- 1.50%; and
          Schroder Total Return Fixed Income Fund -- 0.65%. Net Expenses of the
          Funds' Advisor Shares may be higher than the Net Expenses shown in the table above to the extent the Fund has such interest, taxes, or extraordinary expenses. The Schroder International Diversified Value
          Fund and the Schroder Strategic Bond Fund do not anticipate any such expenses in each such Fund's first fiscal year. In the last fiscal year, Schroder International Alpha Fund, Schroder North American
          Equity Fund, Schroder U.S. Opportunities Fund, Schroder Enhanced
          Income Fund, Schroder Total Return Fixed Income Fund, Schroder
          Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund had
          no such expenses, and these Funds do not expect to incur such expenses in the next fiscal year. The fee waiver and/or expense limitations for the Funds may only be terminated during their term by the Board of
          Trustees.

                                      -47-

--------------------------------------------------------------------------------
EXAMPLE

     This Example is intended to help you compare the cost of investing in a
     Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Advisor Shares of a Fund for the time periods indicated and then redeem all of your Advisor Shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown above (except that, in the first year, the operating expenses are the same as the Fund's Net Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------

     SCHRODER EMERGING MARKET EQUITY FUND(1)             $203     $  913       N/A       N/A
     SCHRODER INTERNATIONAL ALPHA FUND(2)                $153     $1,065    $1,989    $4,348
     SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND(3)    $153     $  874       N/A       N/A
     SCHRODER NORTH AMERICAN EQUITY FUND                 $ 69     $  218    $  379    $  847
     SCHRODER U.S. OPPORTUNITIES FUND(2)                 $168     $  520    $  897    $1,955
     SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES
        FUND(1)                                          $168     $  755       N/A       N/A
     SCHRODER ENHANCED INCOME FUND(4)                    $ 66     $  299    $  549    $1,268
     SCHRODER STRATEGIC BOND FUND(5)                     $143     $  613       N/A       N/A
     SCHRODER TOTAL RETURN FIXED INCOME FUND(3)          $ 66     $  767    $1,491    $3,413
     SCHRODER MUNICIPAL BOND FUND(4)                     $ 82     $  337    $  612    $1,398
     SCHRODER SHORT-TERM MUNICIPAL BOND FUND(4)          $ 82     $  320    $  577    $1,313

     (1)  The Example assumes that you invest on March 31, 2006 for Schroder
          Emerging Market Equity Fund, and Schroder U.S. Small and Mid Cap
          Opportunities Fund. If you invest after this date your expenses may be higher due to fee waivers for these funds expiring one year after such date.

     (2)  The Example assumes that you invest on May 9, 2006 for Schroder
          International Alpha Fund and Schroder U.S. Opportunities Fund. If you
          invest after these dates your expenses may be higher due to fee waivers for these funds expiring one year after such date.

     (3)  The Example assumes that you invest on August 30, 2006 for Schroder
          International Diversified Value Fund and Schroder Total Return Fixed
          Income Fund. If you invest after this date your expenses may be higher due to fee waivers for these funds expiring one year after such date.

     (4)  The Example assumes that you invest on February 28, 2006 for Schroder
          Enhanced Income Fund, Schroder Municipal Bond Fund and Schroder
          Short-Term Municipal Bond Fund. If you invest after this date your expenses may be higher due to fee waivers for these funds expiring one year after such date.

     (5)  The Example assumes that you invest on June 30, 2006 for Schroder
          Strategic Bond Fund. If you invest after this date your expenses may be higher due to a fee waiver for this fund expiring one year after such date.

Because of Rule 12b-1 fees paid by the Funds, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted under the applicable broker-dealer sales rules.

                                      -48-

--------------------------------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUNDS

     A Fund may not achieve its objective. The following provides more detail about certain of the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its investment return. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in this
     Prospectus or under "Investment Restrictions" in the Fund's SAI, or by applicable law, a Fund may engage in each of the practices described below, although only the Funds specifically indicated below use the applicable strategy as a principal investment strategy.

     o    INTEREST RATE RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER STRATEGIC
          BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER MUNICIPAL
          BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a
          Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

     o    CREDIT RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER STRATEGIC BOND
          FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER MUNICIPAL BOND
          FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer's securities.

          Schroder Enhanced Income Fund invests in securities of "investment grade" at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody's
          Investors Service, Inc., Standard & Poor's Rating Service, or Fitch
          Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Funds' investment adviser has determined the securities to be of comparable quality. Schroder Strategic Bond
          Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond
          Fund and Schroder Short-Term Municipal Bond Fund each invests principally in securities of "investment grade" at the time of purchase. If a security has been rated by more than one nationally recognized statistical rating organization the Funds' adviser will consider the highest rating for the purposes of determining whether the security is of "investment grade." A Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund's adviser will consider whether the security continues to be an appropriate investment for the Fund. A Fund considers whether a security is of "investment grade" only at the time of purchase.

          Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond
          Fund's adviser expects that a significant portion of the securities in which these Funds invest will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

                                      -49-

          Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment.
          Credit rating agencies base their ratings largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

          The value of a municipal bond depends on the ability and willingness of its issuer to meet its obligations on the security. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The discontinuance of the taxation supporting a specific project or specific assets or the inability to collect revenues from the project or from the assets can negatively affect the municipal bonds backed by current or anticipated revenues from the project or assets. If the
          Internal Revenue Service or a state tax authority determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable for federal or state law purposes and the security's market value could decline significantly.

     o    EXTENSION RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER STRATEGIC
          BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER MUNICIPAL
          BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). During
          periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

     o    HIGH-YIELD/JUNK BONDS RISK. (SCHRODER STRATEGIC BOND FUND AND SCHRODER
          TOTAL RETURN FIXED INCOME FUND). Schroder Strategic Bond Fund may
          invest up to 40% of its total assets and Schroder Total Return Fixed
          Income Fund may invest up to 20% of its total assets in lower-rated fixed-income securities (commonly known as "junk bonds"), although normally the Schroder Strategic Bond Fund and the Schroder Total
          Return Fixed Income Fund will not invest in securities unless a nationally recognized statistical rating organization (for example,
          Moody's Investor Service, Inc., Standard & Poor's Rating Service, or
          Fitch Investors Service, Inc.) has rated the securities CC- (or the equivalent) or better, or the Funds' adviser has determined the securities to be of comparable quality. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund's ability to sell its securities at prices
          approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by them, a
          Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the

                                      -50-

          achievement of the Fund's goals is more dependent on the Fund adviser's investment analysis than would be the case if the Fund was investing in securities in the higher rating categories.

     o    INFLATION/DEFLATION RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER
          STRATEGIC BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND, SCHRODER
          MUNICIPAL BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND).
          Inflation risk is the risk that a Fund's assets or income from a
          Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time -- the opposite of inflation. Deflation may have an adverse effect on the
          creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

     o    MORTGAGE AND ASSET-BACKED SECURITIES RISK. (SCHRODER ENHANCED INCOME
          FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER TOTAL RETURN FIXED
          INCOME FUND). Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans.
          Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
          Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal.
          Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.
          Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets.
          The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. A Fund may gain

                                      -51-

          investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

     o    LIQUIDITY RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES
          FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, AND SCHRODER
          STRATEGIC BOND FUND). Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities may be highly volatile and difficult to value.

     o    DERIVATIVES RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES
          FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, SCHRODER
          ENHANCED INCOME FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER TOTAL
          RETURN FIXED INCOME FUND). Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. A Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds' adviser or sub-adviser anticipated.
          Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index.
          Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested.
          Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into "over the counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund. See the applicable Fund's SAI for more information.

     o    SMALL AND MID CAP COMPANIES RISK. (SCHRODER EMERGING MARKET EQUITY
          FUND, SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL
          DIVERSIFIED VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER
          U.S. OPPORTUNITIES FUND, AND SCHRODER U.S. SMALL AND MID CAP
          OPPORTUNITIES FUND). The Funds may invest in companies that are smaller and less well-known than larger, more widely held companies.
          Micro, small and mid cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines,

                                      -52-

          markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    EQUITY SECURITIES RISK. (SCHRODER EMERGING MARKET EQUITY FUND,
          SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S.
          OPPORTUNITIES FUND, AND SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES
          FUND). The principal risks of investing in the Funds include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Funds' adviser or sub-adviser, due to factors that adversely affect equities markets generally or particular companies in the portfolio. Common stocks represent an equity or ownership interest in an issuer and are subject to issuer and market risks that may cause their prices to fluctuate over time. Preferred stocks represent an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends and in liquidation. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Different types of investments tend to shift into and out of favor with investors depending on changes in market and economic conditions.

     o    CONVERTIBLE SECURITIES RISK. (SCHRODER EMERGING MARKET EQUITY FUND,
          SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S.
          OPPORTUNITIES FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES
          FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER TOTAL RETURN FIXED
          INCOME FUND). Schroder Strategic Bond Fund and Schroder Total Return
          Fixed Income Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated
          price or stated rate into underlying shares of common stock, and so subject to the risks of investments in both debt securities and equity securities. Schroder Emerging Market Equity Fund, Schroder
          International Alpha Fund, Schroder International Diversified Value
          Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities
          Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund may
          invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

                                      -53-

     o    WARRANTS RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. SMALL AND MID
          CAP OPPORTUNITIES FUND, AND SCHRODER STRATEGIC BOND FUND). The Funds
          may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock. Schroder Strategic Bond Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

     o    INITIAL PUBLIC OFFERINGS (IPOS) RISK. (SCHRODER EMERGING MARKET EQUITY
          FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER U.S. SMALL AND
          MID CAP OPPORTUNITIES FUND). The Funds may also purchase securities of companies in initial public offerings (IPOs), which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Funds may not be able to invest in securities issued in IPOs or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Funds. The investment performance of the Funds during periods when they are unable to invest significantly or at all in initial public offerings may be lower than during periods when the Funds are able to do so.

     o    FOREIGN INVESTMENT RISK. (SCHRODER EMERGING MARKET EQUITY FUND,
          SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER ENHANCED
          INCOME FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER TOTAL RETURN
          FIXED INCOME FUND). Schroder Emerging Market Equity Fund, Schroder
          International Alpha Fund, Schroder International Diversified Value
          Fund, Schroder Enhanced Income Fund, Schroder Strategic Bond Fund, and
          Schroder Total Return Fixed Income Fund may invest in foreign securities. Schroder North American Equity Fund may invest in securities of Canadian companies and in companies located in other countries in North America. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States.
          Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

          Schroder Emerging Market Equity Fund may invest in Chinese companies.
          While companies in China may be subject to limitations on their business relationships under

                                      -54-

          Chinese law, these laws may not be consistent with certain political and security concerns of the United States. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the United States government, or governments that otherwise have policies in conflict with the U.S. government. Investments in such companies may subject the Schroder Emerging Market Equity Fund to the risk that these companies' reputation and price in the market will be adversely affected.

          In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the
          United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a
          Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

          Special tax considerations apply to a Fund's investments in foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, the Fund's adviser or sub-adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

          In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or character of the Fund's distributions.

     o    FOREIGN CURRENCIES RISK. (SCHRODER EMERGING MARKET EQUITY FUND,
          SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER STRATEGIC
          BOND FUND, AND SCHRODER TOTAL RETURN FIXED INCOME FUND). Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but is not required to, buy or sell foreign securities and options and futures contracts on foreign securities for hedging purposes in connection with its foreign investments.

          If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which

                                      -55-

          would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the
          U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A
          Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

     o    EMERGING MARKET SECURITIES RISK. (SCHRODER EMERGING MARKET EQUITY
          FUND, SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL
          DIVERSIFIED VALUE FUND, SCHRODER STRATEGIC BOND FUND, AND SCHRODER
          TOTAL RETURN FIXED INCOME FUND). Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market
          capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.
          Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

          Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

                                      -56-

     o    GEOGRAPHIC FOCUS RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES
          FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, AND SCHRODER
          STRATEGIC BOND FUND). To the extent that a Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly. Because the Schroder North American Equity Fund invests principally in equity securities of North American companies, and the
          Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap
          Opportunities Fund invest principally in equity securities of U.S.
          companies, their performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    ISSUER FOCUS RISK. (SCHRODER INTERNATIONAL ALPHA FUND AND SCHRODER
          U.S. OPPORTUNITIES FUND). The Funds, and in particular the Schroder
          International Alpha Fund, may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. When a
          Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

     o    DEPOSITARY RECEIPTS RISK. (SCHRODER EMERGING MARKET EQUITY FUND). A
          Fund may invest in ADRs, as well as GDRs, EDRs or other similar securities representing ownership of foreign securities. Depositary
          Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Investments in non-U.S. issuers through Depository Receipts and similar instruments may involve certain risks not applicable to investing in
          U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations.
          Costs may be incurred in connection with conversions between various currencies. A Fund may invest in both sponsored and unsponsored
          Depositary Receipts. Unsponsored Depositary Receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored Depositary Receipts and the prices of unsponsored Depositary Receipts may be more volatile than if such instruments were sponsored by the issuer.

     o    INVESTMENTS IN POOLED VEHICLES RISK. (SCHRODER EMERGING MARKET EQUITY
          FUND, SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL
          DIVERSIFIED VALUE FUND, AND SCHRODER NORTH AMERICAN EQUITY FUND). A
          Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and ETFs, that are advised by the
          Fund's sub-adviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in a closed-end investment company, a Fund may pay a premium above such investment company's net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to net asset value. As a shareholder in an investment company or pooled vehicle, a Fund, and indirectly that Fund's shareholders, would bear its ratable share of the investment company's expenses, including advisory and
          administrative fees, and would at the same time continue to pay its own fees and expenses. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors generally buy and sell shares in transactions on securities exchanges.

                                      -57-

     o    REAL ESTATE INVESTMENT TRUST RISK. (SCHRODER INTERNATIONAL DIVERSIFIED
          VALUE FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER U.S. SMALL
          AND MID CAP OPPORTUNITIES FUND). An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

     o    OVER-THE-COUNTER RISK. (SCHRODER U.S. OPPORTUNITIES FUND AND SCHRODER
          U.S. SMALL AND MID CAP OPPORTUNITIES FUND). Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which a Fund pays as part of the purchase price.

     o    EQUITY MARKETS RISK. (SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER
          INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
          FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES
          FUND, AND SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND).
          Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

     o    MANAGEMENT RISK. (ALL FUNDS). Because the Funds are actively managed, each Fund's investment return depends on the ability of its adviser or sub-adviser to manage its portfolio successfully. A Fund's adviser or sub-adviser and its investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                      -58-

     o    FREQUENT TRADING / PORTFOLIO TURNOVER RISK (SCHRODER NORTH AMERICAN
          EQUITY FUND, SCHRODER ENHANCED INCOME FUND, SCHRODER STRATEGIC BOND
          FUND, AND SCHRODER TOTAL RETURN FIXED INCOME FUND). The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements, in order to take advantage of what the
          Fund's adviser or sub-adviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.
          During periods when a Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. The Funds' adviser currently expects that the portfolio turnover rate for the current fiscal year will be greater than 400% for Schroder Strategic Bond
          Fund, will be approximately 400% for each of Schroder Enhanced Income
          Fund and Schroder Total Return Fixed Income Fund, will be
          approximately 160% for Schroder North American Equity Fund, will be approximately 100% for Schroder Emerging Market Equity Fund, and will not exceed 100% for each of Schroder International Alpha Fund,
          Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap
          Opportunities Fund, Schroder Municipal Bond Fund and Schroder
          Short-Term Municipal Bond Fund. Consult your tax advisor regarding a
          Fund's portfolio turnover rate on your investments.

     o    MUNICIPAL BONDS RISK. (SCHRODER MUNICIPAL BOND FUND AND SCHRODER
          SHORT-TERM MUNICIPAL BOND FUND). Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse
          determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

               General obligations. These are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer.
               They are payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government's power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

               Special revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds for manufacturing facilities, certain transportation facilities, and publicly-owned utilities, and non-profit organizations such as private colleges, hospitals and museums, and other facilities. Investors can look only to the revenue generated by the project or the private company owning or operating the project rather than the

                                      -59-

               credit of the state or local government authority issuing the bonds. Revenue obligations are often subject to greater credit risk than general obligations debt because they do not rely on broad taxing powers.

          Municipal bonds may be insured or guaranteed by public or private guarantors or insurers. The credit standing of such a bond would likely depend to a substantial extent on the ability and willingness of the guarantor or insurer to meet its obligations.

          The amount of public information available about the municipal bonds in a Fund's portfolio is generally less than that available for corporate equities or bonds, and the investment performance of a Fund holding such securities may therefore be more dependent on the analytical abilities of the Fund's adviser.

          Interest income from private activity bonds may be subject to federal
          AMT for individuals. Corporate shareholders will be required to include all tax-exempt interest dividends in determining their federal
          AMT. The Funds may each invest as much as 100% of their net assets in investments, the income from which may result in liability for federal
          AMT both for individual and corporate shareholders. For more information, including possible state, local and other taxes, contact your tax advisor.

          At times, a portion of a Fund's assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Funds' adviser or its affiliates, holds all or a major portion. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Funds' adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In the event of a default by an issuer of such securities, a Fund may be required to incur expenses in enforcing its rights, and any income received by the
          Fund in respect of its investment might not be tax-exempt.

     o    TAXABLE MUNICIPAL SECURITIES RISK. (SCHRODER MUNICIPAL BOND FUND AND
          SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The Funds may invest in taxable municipal securities. These would typically include securities issued by states, public authorities, or political subdivisions but which fail to meet the requirements of the federal tax code necessary so that interest payments made on the securities will be exempt from federal income tax. These may include, for example, securities issued to finance unfunded pension liabilities or issued to finance governmental facilities where the nature or management of the facility is such that the securities may not be issued on a tax-exempt basis.
          The Funds may also hold a portion of their assets in securities issued by the U.S. Treasury and they may hold taxable money market securities or cash equivalents for liquidity or pending investment in tax-exempt securities.

     o    VOLATILITY OF THE MUNICIPAL BOND MARKET RISK. (SCHRODER MUNICIPAL BOND
          FUND AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers specifically or the municipal bond market generally. For example, political or fiscal events affecting the issuers of municipal bonds, as well as uncertainties in the municipal bond market generally related to taxation, legislative changes, or the enforceability of rights of municipal bond holders, can significantly affect the values of municipal bonds. Because many municipal bonds are issued to finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal bond market.

                                      -60-

     o    STATE AND ISSUER RISK. (SCHRODER MUNICIPAL BOND FUND AND SCHRODER
          SHORT-TERM MUNICIPAL BOND FUND). A Fund may invest without limitation in the debt of issuers, including conduit issuers, located in the same state. Investing in bonds issued by a state, state agencies, or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers, such as possible restrictions on additional borrowings by issuers in that state or economic or legal limitations on an issuer's ability to meet payment obligations. A Fund may also invest more than 25% of its assets in a sector of the municipal bond market, including education, health care, housing, transportation or utilities sectors. Geographic or sector concentration may cause the value of a Fund's shares to change more than the values of shares of funds that invest in a greater variety of investments.

          Municipal bonds backed by revenues from facilities in a particular sector are subject to the risks of investment in that sector generally. For example, investments in many of the sectors in which a
          Fund may invest are subject to the risks of changes in government regulation, fluctuations in revenues, including federal or state assistance, competition, changes in labor relations and costs, and difficulties in raising additional capital under a variety of circumstances. Revenue bonds issued in the education sector can be significantly affected also by levels of endowment, charitable giving, costs of attendance, increases or decreases in governmental assistance or other revenues, and, in the case of public schools, limits on the ability of governmental entities to increase taxes or generate other revenues, including fees, to pay for educational expenses. Investments in a health care sector are subject to changes in patient income, the availability of public or private insurance reimbursement for procedures and drug costs, the timing of such payments, the quality of management and the availability of qualified professional staff, and demographics. The housing sector can be significantly affected by changes in interest rates for single-family home buyers, governmental regulations imposed on developers of low and moderate cost multi-family units, as well as costs of land, construction and maintenance costs, neighborhood opposition to mixed-income developments, and the level of government incentives, including subsidies and tax credits. Investments in a transportation sector can be affected significantly by the cost of developing, maintaining, updating and replacing infrastructure and other hard assets, levels of federal and state assistance, quality of service, and the ability to raise fees without losing ridership. Investments in a utilities sector can be significantly affected by the ability to locate a reliable and reasonable source of the resource to be provided, infrastructure development and maintenance, the ability to pass on costs of services and resources to customers, mandatory or voluntary natural resource conservation efforts, alternatives by customers to the use of public utilities, and the effects of deregulation by many states. The foregoing factors are illustrative in nature. This discussion of the risk of concentration in sectors is not, and is not intended to be, comprehensive or exhaustive.

          A Fund may at times invest a substantial portion of its assets in securities of a particular issue, and to that extent, the Fund's investment performance and net asset value will be adversely affected by decreases in the value of such issue more than if such Fund invested in a larger range of securities.

                                      -61-

     o    U.S. GOVERNMENT SECURITIES RISK. (SCHRODER ENHANCED INCOME FUND,
          SCHRODER STRATEGIC BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME FUND,
          SCHRODER MUNICIPAL BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND
          FUND). U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage
          Association) are supported by the full faith and credit of the United
          States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan
          Banks) are supported by the right of the issuer to borrow from the
          U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie
          Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under "Mortgage and Asset-Backed Securities
          Risk"), extension risk (as described above under "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

     o    NON-DIVERSIFICATION RISK. (SCHRODER STRATEGIC BOND FUND). Schroder
          Strategic Bond Fund is a non-diversified investment company. It therefore may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

                                      -62-

--------------------------------------------------------------------------------
NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

     In addition to the principal investment strategies described in the
     Principal Investment Strategies section above, each Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Funds' adviser or sub-adviser might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Funds' adviser and sub-adviser.

     o    SHORT SALES. A Fund may sell a security short when the Fund's adviser or sub-adviser anticipates that the price of the security will decline. A Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund "closes" the short position. A short position will result in a loss if the market price of the security in question increases between the date when the
          Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where such Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

     o    WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS.
          Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

     o    SECURITIES LOANS AND REPURCHASE AGREEMENTS. A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy, as a way to recognize additional current income on securities that it owns.

     o    TEMPORARY DEFENSIVE STRATEGIES. At times, the Funds' adviser or sub-adviser may judge that conditions in the securities markets make pursuing a Fund's investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund's adviser or sub-adviser may, but is not required to, take temporary "defensive"
          positions that are inconsistent with a Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In implementing these defensive strategies, the Fund would invest in investment grade fixed income securities, cash or money market instruments to any extent the Fund's adviser or sub-adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

     o    PRICING. At times market conditions might make it hard to value some investments. If a Fund has valued securities it holds too high, you may end up paying too much for

                                      -63-

          the Fund's shares when you buy into a Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell. To the extent a Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security.

     o    OTHER INVESTMENTS. A Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

     o    SECURITIES IN DEFAULT. Schroder Strategic Bond Fund may invest in securities that are in default. Securities that are in default are subject generally to the risks described above under "Principal Risks of Investing in the Fund -- High-Yield/Junk Bonds Risk", and which offer little or no prospect for the payment of the full amount of unpaid principal and interest, although normally Schroder Strategic
          Bond Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody's Investor
          Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
          Service, Inc.) has rated the securities CC- (or the equivalent) or better, or the Fund's adviser has determined the securities to be of comparable quality.

     o    PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise noted, all percentage limitations on Fund investments will apply at the time of investment, including the requirements that: Schroder Emerging Market
          Equity Fund normally invest at least 80% of its net assets in equity securities of companies the Fund's sub-adviser considers to be
          "emerging market" issuers; Schroder International Alpha Fund normally invest at least 65% of its total assets in equity securities of companies the Fund's adviser considers to be located outside of the
          United States; Schroder International Diversified Value Fund normally invest at least 65% of its assets in equity securities of companies located in countries outside of the United States; Schroder North
          American Equity Fund normally invest at least 80% of its net assets in equity securities of companies organized and principally traded in, or with their principal places of business and principally traded in,
          North America; Schroder U.S. Opportunities Fund normally invest at least 80% of its net assets in securities of companies the Fund's adviser considers to be located in the United States; Schroder U.S.
          Small and Mid Cap Opportunities Fund normally invest at least 80% of its net assets in companies considered by the Fund's adviser at the time to be small or mid cap companies located in the United States;
          Schroder Enhanced Income Fund normally invest at least 80% of its net assets in income-producing obligations; Schroder Strategic Bond Fund normally invest at least 80% of its net assets in debt securities;
          Schroder Total Return Fixed Income Fund normally invest at least 80%
          of its net assets in fixed income obligations; Schroder Municipal Bond
          Fund normally invest at least 80% of its net assets in municipal bonds; and Schroder Short-Term Municipal Bond Fund normally invest at least 80% of its net assets in municipal bonds and at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal alternative minimum tax. An investment by a Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. References in the discussion of the Funds' investment policies above to

                                      -64-

          80% of a Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by a
          Fund for investment purposes.

     o    PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. A Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Fund's adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. A Fund's sale of such investments may also be restricted under securities laws. In the event that the Trustees, or persons designated by the Trustees, determine that a security is "readily marketable" pursuant to these procedures, and a Fund is not able to sell such security at the price that such persons anticipate, the
          Fund's net asset value will decrease.

                                      -65-

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS

     Each Trust is governed by a Board of Trustees. The Board of Trustees of each Trust has retained Schroders to serve as each Fund's adviser and to manage the investments of each Fund. Subject to the control of the applicable Board of Trustees, Schroders also manages each Fund's other affairs and business.

     Schroder Investment Management North America Limited ("SIMNA Ltd."), an
     affiliate of Schroders, serves as sub-adviser responsible for portfolio management of Schroder Emerging Market Equity Fund, Schroder International
     Alpha Fund, Schroder International Diversified Value Fund, Schroder North
     American Equity Fund, and Schroder Strategic Bond Fund.

     Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to the Funds and as investment adviser to other mutual funds and a broad range of institutional investors.
     Schroders plc, Schroders' ultimate parent, is a global asset management company with approximately $223.2 billion under management as of March 31,
     2006. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world's investment markets.

     o    MANAGEMENT FEES. For the fiscal year ended October 31, 2005, each of the following Funds paid aggregate management fees, net of applicable expense limitations and/or fee waivers, for investment management and administration services to Schroders at the following annual rates
          (based on each Fund's average daily net assets): Schroder North
          American Equity Fund: 0.25%; Schroder U.S. Opportunities Fund: 0.73%
          (effective May 1, 2006 the Fund's management fee is 1.00%); Schroder
          Municipal Bond Fund: 0.02%; and Schroder Short-Term Municipal Bond
          Fund: 0.10%. Schroder International Alpha Fund did not pay fees during the fiscal year ended October 31, 2005 due to an expense limitation and/or fee waiver in effect during that period (effective April 1,
          2006 the Fund's management fee is 0.975% of the Fund's average daily net assets). Each of the following Funds expects to pay management fees for investment management services to Schroders at the following annual rates (based on each Fund's average daily net assets): Schroder
          Emerging Market Equity Fund: 1.00%; Schroder International Diversified
          Value Fund: 1.00%; Schroder U.S. Small and Mid Cap Opportunities Fund:
          1.00%; Schroder Enhanced Income Fund: 0.25%; Schroder Strategic Bond
          Fund: 0.75%; and Schroder Total Return Fixed Income Fund: 0.25%. As
          compensation for SIMNA Ltd.'s services as sub-adviser, Schroders pays to SIMNA Ltd. fifty percent of the investment advisory fees Schroders receives from each of Schroder Emerging Market Equity Fund, Schroder
          International Alpha Fund, Schroder International Diversified Value
          Fund, Schroder North American Equity Fund, and Schroder Strategic Bond
          Fund. A discussion regarding the basis for the Trustees' approval of the investment management agreements for Schroder International Alpha
          Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities
          Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond
          Fund, and Schroder Short-Term Municipal Bond Fund is available in the
          Funds' annual report to shareholders for the fiscal year ended October
          31, 2005.

                                      -66-

     o    EXPENSE LIMITATIONS AND WAIVERS. In order to limit the expenses of certain Funds' Advisor Shares, Schroders has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 for Schroder Enhanced Income
          Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal
          Bond Fund, March 31, 2007 for Schroder Emerging Market Equity Fund and
          Schroder U.S. Small and Mid Cap Opportunities Fund, May 9, 2007 for
          Schroder International Alpha Fund and Schroder U.S. Opportunities
          Fund, and June 30, 2007 for the Schroder Strategic Bond Fund, to the
          extent that the Total Annual Fund Operating Expenses of each Fund allocable to its Advisor Shares exceed the following annual rates
          (based on the average daily net assets attributable to the Fund's
          Advisor Shares): Schroder Emerging Market Equity Fund -- 2.00%;
          Schroder International Alpha Fund -- 1.50%; Schroder U.S.
          Opportunities Fund -- 1.95%; Schroder U.S. Small and Mid Cap
          Opportunities Fund -- 1.65%; Schroder Enhanced Income Fund -- 0.65%;
          Schroder Strategic Bond Fund -- 1.40%; Schroder Municipal Bond Fund --
          0.80%; and Schroder Short-Term Municipal Bond Fund -- 0.80%. In order to limit the expenses of each of Schroder International Diversified
          Value Fund's and Schroder Total Return Fixed Income Fund's Advisor
          Shares, Schroders has contractually agreed to reduce its compensation
          (and, if necessary, to pay other Fund expenses) until August 30, 2007 to the extent that the Total Annual Fund Operating Expenses of a Fund
          (other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to its Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each
          Fund's Investor shares): Schroder International Diversified Value Fund
          -- 1.50%; and Schroder Total Return Fixed Income Fund -- 0.65%.

                                      -67-

     o    PORTFOLIO MANAGEMENT. The following portfolio managers at Schroders and SIMNA Ltd. have primary responsibility for making investment decisions for the respective Funds. For each of Schroder International
          Diversified Value Fund and Schroder North American Equity Fund, all
          investment decisions are made by a team of investment professionals at
          SIMNA Ltd. with the portfolio managers listed in the table below for that Fund having primary responsibility for making investment decisions for the Fund. Each portfolio manager's recent professional experience is also shown. Each Fund's respective SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and each portfolio manager's ownership of securities in the Fund.

                                                                                        RECENT PROFESSIONAL
FUND                           NAME              TITLE                SINCE                  EXPERIENCE
----------------------   ---------------   -----------------   -----------------   -----------------------------

Schroder Emerging        James Gotto       Portfolio Manager   Inception           Mr. Gotto is a Portfolio
Market Equity Fund                                             (March 31, 2006)    Manager of SIMNA Ltd. He
                                                                                   has been an employee of
                                                                                   SIMNA Ltd. since 1991.

Schroder Emerging        Waj Hashmi, CFA   Portfolio Manager   Inception           Mr. Hashmi is a Portfolio
Market Equity Fund                                             (March 31, 2006)    Manager of SIMNA Ltd. He
                                                                                   has been an employee of
                                                                                   SIMNA Ltd. since 2000.

Schroder Emerging        Robert Davy       Portfolio Manager   Inception           Mr. Davy is a Portfolio
Market Equity Fund                                             (March 31, 2006)    Manager of SIMNA Ltd. He
                                                                                   has been an employee of
                                                                                   SIMNA Ltd. since 1986.

Schroder Emerging        Allan Conway      Head of             Inception           Mr. Conway is Head of
Market Equity Fund                         Emerging            (March 31, 2006)    Emerging Markets Equities at
                                           Markets Equities                        SIMNA Ltd. He has been an
                                                                                   employee of SIMNA Ltd.
                                                                                   since 2004. Formerly, Head
                                                                                   of Global Emerging Markets,
                                                                                   West LB Asset Management
                                                                                   and Chief Executive Officer
                                                                                   of WestAM (UK) Ltd.

Schroder International   Virginie          Lead Portfolio      March 2005          Ms. Maisonneuve is a
Alpha Fund               Maisonneuve,      Manager                                 Director of Schroders. She
                         CFA                                                       has been an employee of
                                                                                   SIMNA Ltd. since 2004. She
                                                                                   is head of Schroders'
                                                                                   Europe, Australasia, Far East
                                                                                   (EAFE) Team. Formerly,
                                                                                   Co-Chief Investment Officer
                                                                                   and Director, Clay Finlay.

Schroder International   Matthew Dobbs     Portfolio Manager   2004                Mr. Dobbs manages Pacific
Alpha Fund                                                                         Basin and EAFE equities and
                                                                                   is responsible for
                                                                                   MultiRegional Small Cap. He
                                                                                   has been an employee of
                                                                                   Schroders since 1981.

                                      -68-

                                                                                        RECENT PROFESSIONAL
FUND                           NAME              TITLE               SINCE                   EXPERIENCE
----------------------   ---------------   -----------------   -----------------   -----------------------------

Schroder International   Justin            Lead Portfolio      Inception (August   Mr. Abercrombie is the Lead
Diversified Value Fund   Abercrombie       Manager and         30, 2006)           Portfolio Manager and Head
and Schroder North                         Head of             (Schroder           of QEP, SIMNA Ltd. He has
American Equity Fund                       Quantitative        International       been an employee of
                                           Equity Products     Diversified Value   Schroders since 1996.
                                           ("QEP")             Fund)               Formerly, founding member
                                                                                   of QEP, SIMNA Ltd.
                                                               Inception
                                                               (September
                                                               2003) (Schroder
                                                               North American
                                                               Equity Fund)

Schroder International   John Marsland,    Senior Portfolio    Inception (August   Mr. Marsland is a Senior
Diversified Value Fund   CFA               Manager and         30, 2006)           Portfolio Manager and
and Schroder North                         Quantitative        (Schroder           Quantitative Analyst, SIMNA
American Equity Fund                       Analyst             International       Ltd. He has been an
                                                               Diversified Value   employee of SIMNA Ltd.
                                                               Fund)               since May 2006. Formerly,
                                                                                   Quantitative Fund Manager,
                                                               May 2006            WMG Advisors LLP from
                                                               (Schroder North     January 2005 to April 2006,
                                                               American Equity     Head of Risk Advisory,
                                                               Fund)               Commerzbank Securities
                                                                                   from 2000 to November
                                                                                   2004.

Schroder International   David Philpotts   Senior              Inception (August   Mr. Philpotts is Senior
Diversified Value Fund                     Quantitative        30, 2006)           Quantitative Analyst and
and Schroder North                         Analyst and         (Schroder           Portfolio Manager, SIMNA
American Equity Fund                       Portfolio Manager   International       Ltd. He has been an
                                                               Diversified Value   employee of SIMNA Ltd.
                                                               Fund)               since 1999. Formerly, Chief
                                                                                   Investment Officer, Quaestor
                                                               March 2004          Investment Management
                                                               (Schroder North     from 2001 to March 2004,
                                                               American Equity     Deputy Head of QEP, SIMNA
                                                               Fund)               Ltd. from 1999 to 2004.

Schroder International   Stephen           Senior              Inception (August   Mr. Langford is Senior
Diversified Value Fund   Langford          Quantitative        30, 2006)           Quantitative Analyst and
and Schroder North                         Analyst and         (Schroder           Portfolio Manager, SIMNA
American Equity Fund                       Portfolio Manager   International       Ltd. He has been an
                                                               Diversified Value   employee of SIMNA Ltd.
                                                               Fund)               since 2003. Formerly, Senior
                                                                                   Research Manager, Quaestor
                                                               November 2003       Investment Management
                                                               (Schroder North     from August 1999 to
                                                               American Equity     October 2003.
                                                               Fund)

                                      -69-

                                                                                        RECENT PROFESSIONAL
FUND                           NAME              TITLE               SINCE                   EXPERIENCE
----------------------   ---------------   -----------------   -----------------   -----------------------------

Schroder International   Arnaud Amsellem   Senior              Inception (August   Mr. Amsellem is Senior
Diversified Value Fund                     Quantitative        30, 2006)           Quantitative Analyst and
and Schroder North                         Analyst and         (Schroder           Portfolio Manager, SIMNA
American Equity Fund                       Portfolio Manager   International       Ltd. He has been an
                                                               Diversified Value   employee of SIMNA Ltd.
                                                               Fund)               since 2005. Formerly, Senior
                                                                                   Portfolio Manager, State
                                                               July 2005           Street Hedge Fund Group,
                                                               (Schroder North     Portfolio Manager, State
                                                               American Equity     Street Active Team from
                                                               Fund)               June 2000 to June 2005.

Schroder International   Kristian Brock    Quantitative        Inception (August   Mr. Brock is a Quantitative
Diversified Value Fund                     Analyst and         30, 2006)           Analyst and Portfolio
and Schroder North                         Portfolio Manager   (Schroder           Manager, SIMNA Ltd. He has
American Equity Fund                                           International       been an employee of
                                                               Diversified Value   Schroders since 2001.
                                                               Fund)

                                                               Inception
                                                               (September
                                                               2003) (Schroder
                                                               North American
                                                               Equity Fund)

Schroder International   James Larkman     Quantitative        Inception (August   Mr. Larkman is a Quantitative
Diversified Value Fund                     Analyst and         30, 2006)           Analyst and Portfolio
and Schroder North                         Portfolio Manager   (Schroder           Manager, SIMNA Ltd. He has
American Equity Fund                                           International       been an employee of
                                                               Diversified Value   Schroders since 2003. Prior
                                                               Fund)               to joining Schroders he was
                                                                                   a student attending the
                                                               October 2005        Master's program at the
                                                               (Schroder North     University of Reading from
                                                               American Equity     July 2003 to July 2004. Prior
                                                               Fund)               to July 2003, he attended the
                                                                                   University of Bath and
                                                                                   participated in an internship
                                                                                   with Schroders.

Schroder U.S.            Jenny B. Jones    Lead Portfolio      2003 (Schroder      Ms. Jones is an Executive
Opportunities Fund and                     Manager             U.S.                Vice President of Schroders.
Schroder U.S. Small                                            Opportunities       She has been an employee
and Mid Cap                                                    Fund)               of Schroders since 2003.
Opportunities Fund                                                                 Formerly, portfolio manager
                                                               Inception           and Executive Director,
                                                               (March 31, 2006)    Morgan Stanley Investment
                                                               (Schroder U.S.      Advisors Inc.
                                                               Small and Mid
                                                               Cap
                                                               Opportunities
                                                               Fund)

Schroder Enhanced        Steven S. Lear,   Lead Portfolio      Inception           Mr. Lear is an Executive Vice
Income Fund and          CFA               Manager             (December 2004)     President of Schroders. He
Schroder Total Return                                          for each Fund       has been an employee of
Fixed Income Fund                                                                  Schroders since June 1998.

                                      -70-

                                                                                      RECENT PROFESSIONAL
FUND                          NAME               TITLE              SINCE                  EXPERIENCE
---------------------   ----------------   -----------------   ---------------   ------------------------------

Schroder Enhanced       David Harris       Portfolio Manager   Inception         Mr. Harris is a Senior Vice
Income Fund and                                                (December 2004)   President of Schroders. He
Schroder Total Return                                          for each Fund     has been an employee of
Fixed Income Fund                                                                Schroders since
                                                                                 November 1992.
Schroder Enhanced       Wesley A.          Portfolio Manager   Inception         Mr. Sparks is a Senior Vice
Income Fund and         Sparks, CFA                            (December 2004)   President of Schroders. He
Schroder Total Return                                          for each Fund     has been an employee of
Fixed Income Fund                                                                Schroders since
                                                                                 December 2000. Formerly,
                                                                                 portfolio manager at Aeltus
                                                                                 Investment Management.
Schroder Enhanced       Gregg T. Moore,    Portfolio Manager   Inception         Mr. Moore is a Vice President
Income Fund and         CFA                                    (December 2004)   of Schroders and has been
Schroder Total Return                                          for each Fund     an employee of Schroders
Fixed Income Fund                                                                since June 2001. Formerly,
                                                                                 quantitative analyst at Aeltus
                                                                                 Investment Management.
Schroder Enhanced       Matthew J.         Portfolio Manager   Inception         Mr. Murphy is a Vice
Income Fund and         Murphy                                 (December 2004)   President of Schroders. He
Schroder Total Return                                          for each Fund     has been an employee of
Fixed Income Fund                                                                Schroders since July 2004.
                                                                                 Formerly, Managing Director
                                                                                 at MONY Capital
                                                                                 Management from
                                                                                 February 2002 to July 2004.
Schroder Strategic      Robert Michele,    Global Head of      Inception (June   Mr. Michele is Global Head of
Bond Fund               CFA                Fixed Income        30, 2006)         Fixed Income of Schroders.
                                                                                 He has been an employee of
                                                                                 Schroders since 1998.
Schroder Strategic      Louise Davies      Portfolio Manager   Inception (June   Ms. Davies is a Portfolio
Bond Fund                                                      30, 2006)         Manager of Schroders. She
                                                                                 has been an employee of
                                                                                 Schroders since 1999.
Schroder Municipal      David Baldt, CFA   Portfolio Manager   Inception         Mr. Baldt is an Executive
Bond Fund and                                                  (December 2003)   Vice President of Schroders.
Schroder Short-Term                                            for each Fund     He has been an employee of
Municipal Bond Fund                                                              Schroders since fall 2003.
                                                                                 Formerly, Managing Director
                                                                                 of Deutsche Asset
                                                                                 Management (formerly
                                                                                 Morgan Grenfell).
Schroder Municipal      Daniel Scholl      Portfolio Manager   Inception         Mr. Scholl is a Senior Vice
Bond Fund and                                                  (December 2003)   President of Schroders. He
Schroder Short-Term                                            for each Fund     has been an employee of
Municipal Bond Fund                                                              Schroders since fall 2003.
                                                                                 Formerly a Director and
                                                                                 Portfolio Manager of
                                                                                 Deutsche Asset Management
                                                                                 (formerly Morgan Grenfell).

                                      -71-

                                                                                       RECENT PROFESSIONAL
FUND                          NAME               TITLE              SINCE                   EXPERIENCE
---------------------   ----------------   -----------------   ---------------   ------------------------------

Schroder Municipal      Susan Beck         Portfolio Manager   Inception         Ms. Beck is a First Vice
Bond Fund and                                                  (December 2003)   President of Schroders. She
Schroder Short-Term                                            for each Fund     has been an employee of
Municipal Bond Fund                                                              Schroders since fall 2003.
                                                                                 Formerly, a Vice President
                                                                                 and Portfolio Manager of
                                                                                 Deutsche Asset Management
                                                                                 (formerly Morgan Grenfell).
Schroder Municipal      Ted Manges         Portfolio Manager   Inception         Mr. Manges is a First Vice
Bond Fund and                                                  (December 2003)   President of Schroders. He
Schroder Short-Term                                            for each Fund     has been an employee of
Municipal Bond Fund                                                              Schroders since fall 2003.
                                                                                 Formerly, Vice President of
                                                                                 Deutsche Asset Management
                                                                                 from 1999 to 2003, and
                                                                                 Manager of Trading and
                                                                                 Sales, Commerce Capital
                                                                                 Markets from 1995 to 1999.

                                       -72-

--------------------------------------------------------------------------------
HOW THE FUNDS' SHARES ARE PRICED

     Each Fund calculates the net asset value of its Advisor Shares by dividing the total value of its assets attributable to its Advisor Shares, less its liabilities attributable to those shares, by the number of Advisor Shares outstanding. Each Fund values its Advisor Shares as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m.,
     Eastern Time) each day the Exchange is open. The Trusts expect that days, other than weekend days, when the Exchange will not be open are New Year's
     Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
     Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
     Securities for which market quotations are readily available are valued at prices which, in the opinion of Schroders, most nearly represent the market values of such securities. Securities for which market values are not readily available, or for which the Funds' adviser believes the market value is unreliable (including, for example, certain foreign securities, thinly traded securities, initial public offerings, or when there is a particular event that may affect the value of a security), are valued by
     Schroders at their fair values pursuant to guidelines established by the
     Board of Trustees, and under the ultimate supervision of the Board of
     Trustees, generally by reference to other securities or indexes. For instance, a pricing service may recommend a fair value based generally on prices of comparable securities. Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. Options and futures contracts traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded. Options and futures not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price. If such prices are not available, unlisted securities and derivatives are valued by Schroders at their fair values based on quotations from dealers, and if such quotations are not available, based on factors in the market where such securities trade, such as security and bond prices, interest rates, and currency exchange rates. Certain Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the
     Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the
     Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Schroder Emerging Market
     Equity Fund, Schroder International Alpha Fund, Schroder International
     Diversified Value Fund, Schroder Strategic Bond Fund, and Schroder Total
     Return Fixed Income Fund's investments may be priced based on fair values provided by a third party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Schroders' Fair Value Committee in consultation with the Board of
     Trustees. Short-term investments that will mature within 60 days are valued by Schroders using amortized cost pursuant to procedures adopted by the
     Board of Trustees. The net asset value of a Fund's Investor Shares may differ from that of its Advisor Shares due to differences in the expenses of Investor Shares and Advisor Shares.

                                      -73-

--------------------------------------------------------------------------------
HOW TO BUY SHARES

     You may purchase Advisor Shares of each Fund directly from the applicable
     Trust (through Schroder Fund Advisors Inc., the distributor of the Trusts'
     shares) or through the Fund's transfer agent, Boston Financial Data
     Services, Inc. ("BFDS"), or through a service organization such as a bank, trust company, broker-dealer, or other financial organization (a "Service
     Organization") having an arrangement with Schroder Fund Advisors Inc. If you do not have a Service Organization, Schroder Fund Advisors Inc. can provide you with a list of available firms. Your Service Organization is responsible for forwarding all of the necessary documentation to the applicable Trust, and may charge you separately for its services.

     The purchase, redemption and exchange policies and fees charged by such
     Service Organizations may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees in addition to any fees charged by the Fund, and may set different minimums or limitations on buying, exchanging, or redeeming Advisor Shares. Please consult a representative of your Service
     Organization for further information.

     If the Advisor Shares you purchase will be held in your own name (rather than the name of your Service Organization), your payment for the shares must be accompanied by a completed Account Application and payment by check or wire as described below. Account Applications for Advisor Shares may be obtained from BFDS, at the address provided below under "Purchases by
     Check," from your Service Organization, or by calling the Schroder Mutual
     Funds at (800) 464-3108 (from outside the United States, please call (617)
     483-5000 and ask to speak with a Schroder Mutual Funds representative).
     Acceptance of your order will be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

     Each Fund sells its Advisor Shares at their net asset value next determined after the applicable Fund, its transfer agent, BFDS, or another authorized broker or financial institution (as described below) receives your request in good order (meaning that the request meets the requirements set out below and in the Account Application, and otherwise meets the requirements implemented from time to time by the applicable Fund's transfer agent or the Fund). In order for you to receive a Fund's next determined net asset value, the Fund, BFDS, the Service Organization, or the authorized broker or financial institution must receive your order before the close of trading on the Exchange (normally 4:00 p.m., Eastern Time). Each Trust reserves the right to reject any order to purchase Advisor Shares of any of its Funds. Each Trust generally expects to inform any persons that their purchase has been rejected within 24 hours.

     Certain brokers or other financial institutions may accept purchase orders for Advisor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept purchase orders on behalf of the Funds. For purposes of pricing, a Fund will be deemed to have received a purchase order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and Schroder Fund Advisors Inc., the Trusts'
     distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

                                      -74-

     The minimum investments for initial and additional purchases of Advisor
     Shares of a Fund are as follows:

                                 INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
                                 ------------------   ----------------------
     REGULAR ACCOUNTS                  $2,500                 $1,000
     TRADITIONAL AND ROTH IRAS         $2,500                 $1,000

     Each Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of
     Schroders, any of its affiliates or a financial intermediary authorized to sell shares of a Fund, or such employee's spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of
     Schroders; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

     Advisor Shares of the Funds are intended for purchase by investors making a minimum initial investment of $2,500 through a regular account or a traditional or Roth IRA account and purchasing through an investment intermediary. Investor Shares of the Funds are offered through another prospectus and are intended for investors making a minimum initial investment of $250,000 and purchasing directly from the Fund.

     The Funds do not issue share certificates.

     Each Trust may suspend the offering of Advisor Shares of its Funds for any period of time. Each Trust may change any investment minimum from time to time.

     Purchases by check. You may purchase Advisor Shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase
     Advisor Shares of two or more Funds, make your check payable to Schroder
     Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Funds whose shares you are purchasing.
     Schroder Mutual Funds will not accept third-party checks or starter checks.
     You should direct your check and your completed Account Application as follows:

     REGULAR MAIL            OVERNIGHT OR EXPRESS MAIL
     ---------------------   ------------------------------------
     Schroder Mutual Funds   Boston Financial Data Services, Inc.
     P.O. Box 8507           Attn: Schroder Mutual Funds
     Boston, MA 02266        30 Dan Road
                             Canton, MA 02021

     For initial purchases, a completed Account Application must accompany your check.

     Purchases by bank wire. If you make your initial investment by wire, a completed Account Application must precede your order. Upon receipt of the
     Application, BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the Exchange (normally
     4:00 p.m., Eastern Time) on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

     Once you have an account number, you may purchase Advisor Shares through your Service Organization or directly from the Fund by calling BFDS at
     (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside

                                      -75-

     the United States, please call (617) 483-5000 and ask to speak with a
     Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

        STATE STREET BANK AND TRUST COMPANY
        225 Franklin Street
        Boston, Massachusetts 02110
        ABA No.: 011000028
        Attn: Schroder Mutual Funds
        DDA No.: 9904-650-0
        FBO: Account Registration
        A/C: Mutual Fund Account Number
             Name of Fund

     BFDS will not process your purchase until it receives the wired funds.

     Automatic Purchases. If you purchase Advisor Shares directly from the Trust and the shares are held in your own name, you can make regular investments of $100 or more per month or quarter in Advisor Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108. If you purchase Advisor Shares through a Service Organization, your firm may also provide automatic purchase options. Please contact your Service
     Organization for details.

     Purchases in kind. Investors may purchase Advisor Shares of a Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for Advisor Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the
     Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for
     Advisor Shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for Advisor Shares of the Fund may be a taxable transaction to the investor, in which case the Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Funds value securities accepted by Schroders in the same manner as are the Funds' portfolio securities as of the time of the next determination of a Fund's net asset value. Although the Funds seek to determine the fair value of securities contributed to a
     Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the
     Funds. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone Schroders at (800) 464-3108, their
     Schroders client representative, or other financial intermediary.

     Certain payments by Schroders or its affiliates. Schroder Fund Advisors
     Inc., Schroders, or their affiliates may, at their own expense and out of their own assets, provide

                                      -76-

     compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of a Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

     If correspondence to the shareholder's address of record is returned, then, unless BFDS determines the shareholder's new address, BFDS will reinvest dividends and other distributions returned to it in the applicable Fund(s), and if the correspondence included checks, the checks will be canceled and re-deposited to the shareholder's account at then-current net asset value.

                                      -77-

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HOW TO SELL SHARES

     When you may redeem. You may sell your Advisor Shares back to a Fund on any day the Exchange is open either through your Service Organization or directly to the Fund. If your shares are held in the name of a Service
     Organization, you may only sell the shares through that Service
     Organization. The Service Organization may charge you a fee for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction or stock power form to Schroder
     Mutual Funds, or by calling BFDS at (800) 464-3108. Redemption requests received in good order by Schroder Mutual Funds, BFDS, your Service
     Organization or another authorized broker or financial institution (as described below) prior to the close of the Exchange on any day the Exchange is open for trading will be priced at the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee the signature(s) of all account holders for any redemption request in excess of $50,000, or for any amount being sent to an address or bank account that is not registered on the account. The Stamp
     2000 Medallion Guarantee is the only acceptable form of guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than
     $50,000. Each Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

     If you redeem shares through your Service Organization, your Service
     Organization is responsible for ensuring that BFDS receives your redemption request in proper form. If your Service Organization receives Federal
     Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with your Service Organization; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your Service Organization's or your own complete wiring instructions. Your Service Organization may charge you separately for this service.

     Certain brokers or other financial institutions may accept redemption orders for Advisor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept redemption orders on behalf of the Funds. For purposes of pricing, a Fund will be deemed to have received a redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and Schroder Fund Advisors Inc., the Trusts'
     distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

                                      -78-

     Each Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. Each Trust generally sends payment for shares on the business day after a request is received. In case of emergencies, each Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Advisor Shares by check, the Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

     Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees a Fund charges.

     Involuntary redemptions. If, because of your redemptions, your account balance for any of the Funds falls below a minimum amount set by the
     Trustees (presently $2,000), a Trust may choose to redeem your Advisor
     Shares in the Funds and pay you for them. You will receive at least 30 days' written notice before the Trust redeems your Advisor Shares, and you may purchase additional Advisor Shares at any time to avoid a redemption.
     Each Trust may also redeem Advisor Shares if you own shares of the Funds above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

     Suspension. Each Trust may suspend the right of redemption of a Fund or postpone payment by a Fund during any period when: (1) trading on the
     Exchange is restricted, as determined by the Securities and Exchange
     Commission ("SEC"), or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the
     SEC) exists, making disposal of portfolio investments or determination of a
     Fund's net asset value not reasonably practicable.

     Redemptions in kind. The Trusts do not expect to redeem Advisor Shares in kind under normal circumstances. If a Trust redeems your Advisor Shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. Schroder Capital Funds (Delaware) has agreed to redeem Advisor Shares of Schroder International Alpha Fund and Schroder U.S. Opportunities Fund
     solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets attributable to Advisor Shares during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Schroder Capital Funds (Delaware) may pay any redemption proceeds exceeding this amount for any of these Funds in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash. Schroder Global Series Trust and Schroder Series Trust may pay
     redemption proceeds in any amount with respect to Schroder Emerging Market
     Equity Fund, Schroder International Diversified Value Fund, Schroder North
     American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund,
     Schroder Enhanced Income Fund, Schroder Strategic Bond Fund, Schroder Total
     Return Fixed Income Fund, Schroder Municipal Bond Fund, or Schroder
     Short-Term Municipal Bond Fund in whole or in part by a distribution in kind of liquid securities held by the applicable Fund in lieu of cash.

     General. If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact BFDS at (800) 464-3108, your
     Schroders

                                      -79-

     client representative or your financial intermediary. Each Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the Trusts generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

     Redemption fee. Schroder Emerging Market Equity Fund, Schroder
     International Alpha Fund, Schroder International Diversified Value Fund,
     Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap
     Opportunities Fund, and Schroder Strategic Bond Fund each imposes a 2.00%
     redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. The purpose of the redemption fee is principally to discourage market timing, and also to help defray costs incurred by a Fund in connection with short-term trading by investors in its shares.

     To the extent that the redemption fee applies, the price you will receive when you redeem your shares of a Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund, or shares redeemed through designated systematic withdrawal plans. The Funds reserve the right to make other exceptions to the application of the redemption fee in the future provided those exceptions are not inconsistent with the overall purpose of the redemption fee policy. The redemption fee does apply to IRAs, and may also apply to shares held in employer-sponsored retirement accounts (such as 401(k), 403(b), Keogh, profit sharing, SIMPLE
     IRA, SEP-IRA and money purchase pension accounts) and shares in retirement plans held in broker omnibus accounts.

     For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made on a first-purchased, first-redeemed basis.

                                      -80-

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EXCHANGES

     You can exchange your Advisor Shares of a Fund for Advisor Shares of other funds in the Schroder family of funds at any time at their respective net asset values. An exchange of shares of Schroder Emerging Market Equity
     Fund, Schroder International Diversified Value Fund, Schroder International
     Alpha Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid
     Cap Opportunities Fund, and Schroder Strategic Bond Fund may be subject to a redemption fee of 2.00% as described above under "Redemption Fee" (such that the exchange would be made at net asset value minus any redemption fee). The Trusts would treat the exchange as a sale of your Advisor Shares, and any gain on the exchange will generally be subject to tax. For a listing of the Schroder funds available for exchange and to exchange
     Advisor Shares, please call (800) 464-3108. (From outside the United
     States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The
     Trusts and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders would notify shareholders of any such change or suspension.

                                      -81-

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ADDITIONAL INFORMATION ABOUT ADVISOR SHARES; DISTRIBUTION PLANS

     Each Trust sells Advisor Shares of the Fund at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the applicable Fund. You also receive the full value of your Advisor Shares when you sell them back to the Fund, without any deferred sales charge.

     Distribution plans. Each Fund has adopted a Distribution Plan pursuant to
     Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution and other fees with respect to its
     Advisor Shares. Under the Distribution Plan, a Fund may make payments at an annual rate of up to 0.25% (0.35% for Schroder North American Equity Fund)
     of the average daily net assets attributable to its Advisor Shares to compensate the distributor for distribution services and certain shareholder services with respect to the Fund's Advisor Shares.

     Because the fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of a Fund and may cost you more than paying other types of sales charges.

     In addition, a Fund may pay Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, a Fund's service providers, including
     Schroders, or any of their affiliates, may from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the
     Fund or its shareholders.

                                      -82-

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

     Schroder Enhanced Income Fund, Schroder Total Return Fixed Income Fund,
     Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund
     each declare dividends from net investment income daily and distribute these dividends monthly. Schroder Strategic Bond Fund declares dividends from net investment income and distributes these dividends quarterly.
     Schroder Emerging Market Equity Fund, Schroder International Alpha Fund,
     Schroder International Diversified Value Fund, Schroder North American
     Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and
     Mid Cap Opportunities Fund each declare dividends from net investment income and distribute these dividends annually. All Funds distribute any net investment income and any net realized capital gain at least annually.
     All Funds make distributions from net capital gain after applying any available capital loss carryovers.

     Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

     YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

     o    Reinvest all distributions in additional Advisor Shares of your Fund;

     o    Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Advisor Shares of your Fund;

     o    For each Fund except Schroder North American Equity Fund, receive distributions from net investment income in additional Advisor Shares of your Fund while receiving capital gain distributions in cash; or

     o    Receive all distributions in cash.

     You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Advisor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional
     Fund shares promptly following the period in which the reinvestment occurs.

                                      -83-

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     Excessive trading can hurt Fund performance, operations, and shareholders.
     The Board of Trustees of each of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. Each Fund discourages, and does not accommodate, frequent purchases and redemption of the Fund's shares to the extent Schroders believes that such trading is harmful to a Fund's shareholders, although a Fund will not necessarily prevent all frequent trading in its shares. Each Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to the Fund). Each Trust or Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or
     Schroders believes that the investor in question is engaged in "market timing activities" or similar activities that may be harmful to a Fund or its shareholders, although the Trusts and Schroders have not established any maximum amount or number of such exchanges that may occur in any period. Each Trust generally expects to inform any persons that their purchase has been rejected within 24 hours. In addition, the Boards of
     Trustees of Schroder Emerging Market Equity Fund, Schroder International
     Alpha Fund, Schroder International Diversified Value Fund, Schroder U.S.
     Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and
     Schroder Strategic Bond Fund have established a 2.00% redemption fee for shares of these Funds held for two months or less from their date of purchase. See "How to Sell Shares -- Redemption Fee" for further information. The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. Each Trust or its distributor may enter into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the Trust regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the Trust as having engaged in trades that violate the Trusts' "market timing" policies. Each Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trust or Schroders would do so). Please see the applicable SAI for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that the Funds or
     Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Funds, or that the Funds or Schroders will be successful in limiting or eliminating such activities.

                                      -84-

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PAYMENT OF FEES

     Subject to general review by the Board of Trustees, the Funds may pay
     Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, the Funds' service providers, including Schroders, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to a Fund or its shareholders.

                                      -85-

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TAXES

     TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxed as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less and gains on the sale of bonds characterized as a market discount sale will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Schroder
     Enhanced Income Fund, Schroder Strategic Bond Fund, Schroder Total Return
     Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term
     Municipal Bond Fund do not expect a significant portion of their distributions to be derived from qualified dividend income.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

     For Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond
     Fund, distributions designated as "exempt-interest dividends" will generally not be subject to federal income tax. Gains realized by a Fund on the sale or exchange of investments the income from which is tax-exempt will be taxable to shareholders. Shareholders of the Funds who receive social security or railroad retirement benefits should consult their tax advisor to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits. In addition, an investment in the Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

     Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

     A Fund's investment in certain debt obligations and derivative contracts may cause the Fund to recognize taxable income in excess of the cash generated by such obligations or contracts. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Internal
     Revenue Code (a "foreign person"), are subject to withholding of U.S.
     federal income tax at a rate of 30% (or lower applicable treaty rate).
     However, under the American Jobs Creation Act of 2004, effective for taxable years of the Funds beginning after December 31, 2004 and before
     January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in

                                      -86-

     excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds.

     Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.

     TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in a Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

     FOREIGN TAXES. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's return on those securities would be decreased. Shareholders of Schroders Funds that invest more than 50% of their assets in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of other Schroders funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

     DERIVATIVES. A Fund's use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

     CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a
     summary of certain U.S. federal income tax consequences of investing in the
     Funds. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Funds.

                                      -87-

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DISCLOSURES OF FUND PORTFOLIO INFORMATION

     Please see the applicable Fund's SAI for a description of a Fund's policies and procedures regarding the persons to whom the Funds or Schroders may disclose a Fund's portfolio securities positions, and under which circumstances.

                                      -88-

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FINANCIAL HIGHLIGHTS

     The financial highlights below are intended to help you understand financial performance of each of the Schroder Enhanced Income Fund,
     Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and
     Schroder Short-Term Municipal Bond Fund for the past five years or, if more recent, since their inception. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Advisor Shares of a Fund, assuming reinvestment of all dividends and distributions.

     Financial highlights for the Schroder Total Return Fixed income Fund for the six months ended April 30, 2006 are unaudited. For all periods through the fiscal year ended October 31, 2005, the financial highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accountant to the Funds. The audited financial statements for the Funds and the related independent registered public accountant's report are contained in the Funds' combined Annual Report and are incorporated by reference into each Fund's SAI. The unaudited financial statements for the Schroder Total
     Return Fixed Income Fund are contained in its Semi-Annual Report, and are incorporated by reference into its SAI. Copies of the Annual and
     Semi-Annual Reports may be obtained without charge by writing the Funds at
     P.O. Box 8507, Boston, Massachusetts 02266, or by calling (800) 464-3108.
     The Funds' Annual and Schroder Total Return Income Fund's Semi-Annual
     Reports are also available on the following website: www.schroderfunds.com.

                                      -89-

     FINANCIAL HIGHLIGHTS

     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

     THROUGH THE PERIOD ENDED OCTOBER 31 (AND THE PERIOD ENDED APRIL 30, 2006
     (UNAUDITED) WITH RESPECT TO THE SCHRODER TOTAL RETURN FIXED INCOME FUND)

                                                 NET REALIZED
                                                      AND                                  DISTRIBUTIONS
                                                  UNREALIZED                                 FROM NET
                                                     GAINS                                     GAIN
                                                  (LOSSES)ON                                    ON
                      NET ASSET         NET      INVESTMENTS                  DIVIDENDS   INVESTMENTS
                       VALUE,      INVESTMENT    AND FOREIGN    TOTAL FROM    FROM NET    AND FOREIGN      DISTRIBUTIONS
                    BEGINNING OF     INCOME       CURRENCY      INVESTMENT   INVESTMENT     CURRENCY       FROM RETURN
                       PERIOD        (LOSS)     TRANSACTIONS    OPERATIONS     INCOME     TRANSACTIONS      OF CAPITAL
                    ------------   ----------   -------------   ----------   ----------   --------------   -------------

     ENHANCED
     INCOME FUND
     2005(b)           $10.00        $ 0.23         $(0.04)        $0.19       $(0.23)        $   --            $--
     TOTAL RETURN
     FIXED INCOME
     FUND*
     2006(c)           $ 9.85        $ 0.22         $(0.16)        $0.06       $(0.22)        $(0.02)           $--
     2005(b)            10.00          0.28          (0.15)         0.13        (0.28)            --             --
     MUNICIPAL
     BOND FUND
     2005              $10.11        $ 0.34         $(0.14)        $0.20       $(0.34)        $   --            $--
     2004(d)            10.00          0.21           0.11          0.32        (0.21)            --             --
     SHORT-TERM
     MUNICIPAL
     BOND FUND
     2005              $ 9.97        $ 0.27         $(0.05)        $0.22       $(0.27)        $   --            $--
     2004(d)            10.00          0.13          (0.03)         0.10        (0.13)            --             --

*    Schroder U.S. Core Fixed Income Fund was renamed Schroder Total Return
     Fixed Income Fund effective May 15, 2006.

(a)  Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. Total return calculations for a period of less than one year are not annualized.

(b)  Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(c)  For the six months ended April 30, 2006 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(d)  Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

                                      -90-

                                                                                         RATIO OF NET
                                                                                          INVESTMENT
                                                                             RATIO OF      RATIO OF        INCOME
                                                                           EXPENSES TO   EXPENSES TO       (LOSS)
                                                                           AVERAGE NET   AVERAGE NET     TO AVERAGE
                                                                              ASSETS        ASSETS       NET ASSETS
                                                                            (INCLUDING    (EXCLUDING     (INCLUDING
                                                             NET ASSETS,     WAIVERS,      WAIVERS,       WAIVERS,
                                     NET ASSET                  END OF      REIMBURSE-    REIMBURSE-     REIMBURSE-    PORTFOLIO
                         TOTAL      VALUE, END     TOTAL        PERIOD     MENTS AND       MENTS AND      MENTS AND    TURNOVER
                    DISTRIBUTIONS    OF PERIOD   RETURN(a)      (000)        OFFSETS)      OFFSETS)       OFFSETS)        RATE
                    -------------   ----------   ---------   -----------   -----------   ------------   ------------   ---------

     ENHANCED
     INCOME FUND
     2005(b)            $(0.23)       $ 9.96        1.96%       $1,029         0.65%         1.07%          2.69%          61%
     TOTAL RETURN
     FIXED INCOME
     FUND*
     2006(c)            $(0.24)       $ 9.67        0.59%       $1,109         0.65%         2.35%          4.52%          97%
     2005(b)             (0.28)         9.85        1.30         1,013         0.65          3.30           3.35          571
     MUNICIPAL
     BOND FUND
     2005               $(0.34)       $ 9.97        1.99%       $8,375         0.80%         1.18%          3.52%          27%
     2004(d)             (0.21)        10.11        3.21         1,888         0.80          1.64           2.49           46
     SHORT-TERM
     MUNICIPAL
     BOND FUND
     2005               $(0.27)       $ 9.92        2.21%       $3,112         0.80%         1.10%          2.80%          36%
     2004(d)             (0.13)         9.97        1.05         1,320         0.80          1.44           1.68           17

                                      -91-

--------------------------------------------------------------------------------
USA PATRIOT ACT

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a
     Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If a Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

                                      -92-

                               INVESTMENT MANAGER
                Schroder Investment Management North America Inc.
                                875 Third Avenue
                            New York, New York 10022

                             INVESTMENT SUB-ADVISER
    SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER INTERNATIONAL ALPHA FUND,
 SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND, SCHRODER NORTH AMERICAN EQUITY
                     FUND, AND SCHRODER STRATEGIC BOND FUND
              Schroder Investment Management North America Limited
                                31 Gresham Street
                                 London EC2V 7QA

                                  ADMINISTRATOR
 SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER INTERNATIONAL DIVERSIFIED VALUE
  FUND, SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND, SCHRODER ENHANCED
 INCOME FUND, SCHRODER STRATEGIC BOND FUND, SCHRODER TOTAL RETURN FIXED INCOME
FUND, SCHRODER MUNICIPAL BOND FUND, AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND
                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  ADMINISTRATOR
                       SCHRODER NORTH AMERICAN EQUITY FUND
                          Schroder Fund Advisors, Inc.
                                875 Third Avenue
                            New York, New York 10022

                                SUB-ADMINISTRATOR
   SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER NORTH AMERICAN EQUITY FUND, AND
                        SCHRODER U.S. OPPORTUNITIES FUND
                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                    CUSTODIAN
                             J.P. Morgan Chase Bank
                                 270 Park Avenue
                            New York, New York 10017

                                   DISTRIBUTOR
                           Schroder Fund Advisors Inc.
                                875 Third Avenue
                            New York, New York 10022

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                               Two Heritage Drive
                        North Quincy, Massachusetts 02171

                                     COUNSEL
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                               Two Commerce Square
                                   Suite 1700
                               2001 Market Street
                        Philadelphia, Pennsylvania 19103

SCHRODER CAPITAL FUNDS (DELAWARE)
Schroder International Alpha Fund
Schroder U.S. Opportunities Fund

SCHRODER SERIES TRUST
Schroder Emerging Market Equity Fund
Schroder International Diversified Value Fund
Schroder U.S. Small and Mid Cap Opportunities Fund
Schroder Enhanced Income Fund
Schroder Strategic Bond Fund
Schroder Total Return Fixed Income Fund
Schroder Municipal Bond Fund
Schroder Short-Term Municipal Bond Fund

SCHRODER GLOBAL SERIES TRUST
Schroder North American Equity Fund

Schroder Emerging Market Equity Fund, Schroder International Diversified Value
Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Strategic
Bond Fund have a combined SAI which includes additional information about the
Funds. Each of Schroder International Alpha Fund, Schroder North American Equity
Fund, Schroder U.S. Opportunities Fund, Schroder Enhanced Income Fund, Schroder
Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder
Short-Term Municipal Bond Fund has a separate SAI and annual and semi-annual reports to shareholders which contain additional information about the applicable Funds. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the
Funds' performance during their last fiscal year. The SAIs, the financial statements included in the Funds' most recent annual reports to shareholders, and the unaudited financial statements included in the Schroder Total Return
Fixed Income Fund's most recent semi-annual report to shareholders, are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. You may get free copies of these materials, request other information about the Funds, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call (617)
483-5000 and ask to speak with a representative of the Schroder Mutual Funds.
The Funds' SAIs and annual and semi-annual reports are also available on the following website: www.schroderfunds.com.

You may review and copy information about each Fund, including its SAI, at the
Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about each Fund on the Commission's Internet site at www.sec.gov.
You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C.
20549-0102. You may need to refer to the Trusts' file number under the
Investment Company Act, which are: Schroder Capital Funds (Delaware): 811-1911;
Schroder Series Trust: 811-7840; and Schroder Global Series Trust: 811-21364.

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST
875 Third Avenue
New York, New York 10022
(800) 464-3108

File No. 811-1911 -- Schroder Capital Funds (Delaware)
File No. 811-7840 -- Schroder Series Trust
File No. 811-21364 -- Schroder Global Series Trust

                                                   Filed pursuant to Rule 497(c)
                                                as to the Schroder International
                                             Diversified Value Fund and Schroder
                                                  Total Return Fixed Income Fund
                                                     and pursuant to Rule 497(e)
                                             with respect to all the other Funds
                                                        of Schroder Series Trust
                                               under the Securities Act of 1933,
                                                                      as amended
                                                 File Registration No.: 33-65632

                              SCHRODER SERIES TRUST

                      Schroder Emerging Market Equity Fund
                  Schroder International Diversified Value Fund
               Schroder U.S. Small and Mid Cap Opportunities Fund
                          Schroder Enhanced Income Fund
                          Schroder Strategic Bond Fund
                     Schroder Total Return Fixed Income Fund
                          Schroder Municipal Bond Fund
                     Schroder Short-Term Municipal Bond Fund

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 30, 2006

This Statement of Additional Information consists of five parts. Part 1 relates to the Schroder Emerging Market Equity Fund and Schroder U.S. Small and Mid Cap
Opportunities Fund series of Schroder Series Trust. Part 2 relates to the
Schroder Enhanced Income Fund and Schroder Total Return Fixed Income Fund
series of Schroder Series Trust. Part 3 relates to the Schroder Municipal Bond
Fund and Schroder Short-Term Municipal Bond Fund series of Schroder Series
Trust. Part 4 relates to the Schroder Strategic Bond Fund. Part 5 relates to the
Schroder International Diversified Value Fund.

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for the
Funds, as amended or supplemented from time to time. This SAI relates to the funds' Investor Shares and Advisor Shares. Investor Shares and Advisor Shares
are offered through separate Prospectuses, each dated August 30, 2006 (each, a
"Prospectus," and together, the "Prospectuses"). This SAI contains information which may be useful to investors but which is not included in the Prospectuses, as amended or supplemented from time to time. Investors may obtain free copies of the Prospectuses by calling the Funds at (800) 464-3108. From outside the
United States, please call (617) 483-5000 and ask to speak with a Schroder
Mutual Funds representative.

Certain disclosure has been incorporated by reference into this SAI from the
Trust's most recent annual report. For a free copy of the annual report, please call 1-800-464-3108.

                              SCHRODER SERIES TRUST

                      Schroder Emerging Market Equity Fund
               Schroder U.S. Small and Mid Cap Opportunities Fund

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 1

                                 AUGUST 30, 2006

STATEMENT OF ADDITIONAL INFORMATION...........................................1
TRUST HISTORY.................................................................1
FUND CLASSIFICATION...........................................................1
CAPITALIZATION AND SHARE CLASSES..............................................1
ADDITIONAL INFORMATION CONCERNING THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES..2

STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

      Schroder Series Trust (the "Trust") is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993.
The Trust's Agreement and Declaration of Trust (as amended, the "Declaration of
Trust"), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Schroder Emerging Market Equity
Fund and Schroder U.S. Small and Mid Cap Opportunities Fund (each, a "Fund," and collectively, the "Funds") are series of the Trust. The Trust currently also comprises six other publicly offered series, Schroder International Diversified
Value Fund, Schroder Enhanced Income Fund, Schroder Strategic Bond Fund,
Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and
Schroder Short-Term Municipal Bond Fund. Schroder Investment Management North
America Inc. ("Schroders") serves as investment manager to the Funds. Schroder
Investment Management North America Limited ("SIMNA Ltd.") serves as investment sub-adviser to Schroder Emerging Market Equity Fund.

FUND CLASSIFICATION

      Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act").
Each Fund is a "diversified" investment company under the Investment Company
Act. For a diversified investment company, this means that with respect to 75%
of a Fund's total assets (i) that Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of that Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. government securities or securities of other investment companies) or (ii) that Fund may not invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (this limitation does not apply to investments in
U.S. Government securities or securities of other investment companies). The
Funds are not subject to this limitation with respect to the remaining 25% of their total assets.

CAPITALIZATION AND SHARE CLASSES

      The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The shares of each of the Funds described in this
Statement of Additional Information ("SAI") are currently divided into two classes, Investor Shares and Advisor Shares. Each class of shares is offered through a separate Prospectus. Unlike Investor Shares, Advisor Shares are
currently subject to distribution fees, so that the performance of a Fund's
Investor Shares will normally be more favorable than that of the Fund's Advisor
Shares over the same time period. Generally, expenses and liabilities particular to a class of a Fund, such as distribution fees applicable only to Advisor
Shares, are allocated only to that class. Expenses and liabilities not related to a particular class are allocated in relation to the respective net asset value of each class, or on such other basis as the Trustees may in their discretion consider fair and equitable to each class. A Fund may suspend the sale of shares at any time.

                                       -1-

      Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a
Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trust as approved by the Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of that Fund attributable to the class of shares. Because Investor and Advisor Shares are subject to different expenses, a
Fund's dividends and other distributions will normally differ between the two classes.

ADDITIONAL INFORMATION CONCERNING THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES

      The following discussion provides additional information concerning each
Fund's principal investment strategies and the principal risks of each Fund described in the Prospectuses. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in the
Prospectuses or under "Investment Restrictions" in this SAI, or by applicable law, a Fund may engage in each of the practices described below, although only the Funds indicated below and in the Prospectuses use the applicable strategy as a principal investment strategy.

      EQUITY SECURITIES (BOTH FUNDS). A Fund may primarily invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

      While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in a Fund may at times decrease instead of increase.

      Schroder U.S. Small and Mid Cap Opportunities Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions. Schroder Emerging
Market Equity Fund may also invest in securities traded "over-the-counter" as a non-principal investment strategy.

      Smaller Company Equity Securities. A Fund may invest in equity securities of companies with small market capitalizations. Such investments may involve greater risk than is usually associated with larger, more established companies.
These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small

                                       -2-

management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general.
Therefore, to the extent a Fund invests in securities with small market capitalizations, the net asset value of the Fund may fluctuate more widely than market averages.

      Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to holders of other stocks such as common stocks, dividends at a specified rate and a fixed share of proceeds resulting from a liquidation of the company. Preferred stock, unlike common stock, generally has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be "cumulative" or
"non-cumulative." "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid to preferred stockholders before dividends can be paid on the issuer's common stock. Preferred stock may be "participating"
stock, which means that it may be entitled to a dividend that exceeds the stated
dividend in certain cases.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

      A company's preferred stock generally pays a dividend only after the company makes required payments to holders of its bonds and other debt. In addition, the rights of preferred stock on distribution of a company's assets in the event of a liquidation are generally subordinate to the rights of holders of the company's bonds or other creditors. As a result, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of small companies may be more vulnerable to adverse developments than those of larger companies.

      WARRANTS TO PURCHASE SECURITIES (BOTH FUNDS). The Funds may invest in equity-linked warrants. A Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If a Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, a Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

      FOREIGN INVESTMENTS (SCHRODER EMERGING MARKET EQUITY FUND). A Fund may
invest in securities principally traded in foreign markets. A Fund may also invest in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United
States banks.

      Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S.
company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the
United States. Foreign settlement procedures and trade regulations may involve certain risks

                                       -3-

(such as delay in payment or delivery of securities or in the recovery of a
Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities may be denominated in foreign currencies, the values of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and a
Fund may incur costs in connection with conversion between currencies.

      In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the
United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

      Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.

      EMERGING MARKET SECURITIES (BOTH FUNDS). A Fund may invest in securities of companies determined by Schroders to be "emerging market" issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability
(including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and, greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

      In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                                       -4-

      DEPOSITARY RECEIPTS (SCHRODER EMERGING MARKET EQUITY FUND). A Fund may
invest in American Depositary Receipts ("ADRs"), Global Depository Receipts
("GDRs"), European Depository Receipts ("EDRs") or other similar securities representing ownership of foreign securities (collectively, "Depositary
Receipts") if issues of these Depositary Receipts are available that are consistent with the Fund's investment objective. Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S.
securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

      Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S.
issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. The Funds may enter into forward currency contracts and purchase currencies on a spot basis to reduce currency risk; however, currency hedging involves costs and may not be effective in all cases.

      FOREIGN CURRENCY TRANSACTIONS (SCHRODER EMERGING MARKET EQUITY FUND). A
Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging".

      When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of that
Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the
U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

      A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

      For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a
Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are

                                       -5-

unavailable and when, in Schroders' opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

      When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

      The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

      It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

      To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

      Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time or from time to time.

      A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

      Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract.
In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of

                                       -6-

a foreign currency at a future date at a price set at the time of the contract.
Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile
Exchange.

      Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month.
Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

      At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

      Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

      Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges. Such options will be purchased or written only when Schroders believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

      The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the

                                       -7-

underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

      Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

      CERTAIN DERIVATIVE INSTRUMENTS (BOTH FUNDS). Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, to the extent permitted under "Investment Restrictions" below and in the
Prospectuses, a Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices, options on futures contracts, and short sales. These transactions may be used by a Fund for hedging purposes or, to the extent permitted by applicable law, to increase its current return. Use of derivatives other than for hedging purposes may be considered speculative, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested.

      OPTIONS. A Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

      Covered call options. A Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by a Fund.

      A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

      In return for the premium received when it writes a covered call option, a
Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

      A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of

                                       -8-

the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

      Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that a
Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

      In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

      A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

      Options on foreign securities. A Fund may purchase and sell options on foreign securities if in Schroders' opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S.
securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

      Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

      A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

      A Fund may also purchase put and call options to enhance its current return. A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

                                       -9-

      Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders to forecast market and interest rate movements correctly.

      An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroders believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders believes it is inadvisable to do
so.

      Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroders may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

      As described below, each Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets.
Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions will be unable to meet their obligations to the Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The
Options Clearing Corporation. A Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroders, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by a Fund, the underlying securities held by that Fund) as illiquid investments as required by applicable law.

      Government regulations, particularly the requirements for qualification as a "regulated investment company" (a "RIC") under the United States Internal
Revenue Code of 1986, may also restrict a Fund's use of options.

      FUTURES CONTRACTS. To the extent permitted under "Investment Restrictions"
below and in the Prospectuses and by applicable law, a Fund may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. Depending upon the change in the value of the underlying security or index when a Fund enters into or terminates a futures contract, that
Fund may realize a gain or loss.

                                      -10-

      The Funds are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange
Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

      Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short"
position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of the Fund's Valuation Committee, reflect the fair value of the contract, in which case the positions will be fair valued by the
Trustees or the Valuation Committee.

      Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears in Schroders' judgment economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

      Hedging by use of futures on securities seeks to establish more certainty than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the
Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

      On other occasions, a Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when a Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

      A Fund that invests in fixed income securities may also use futures to adjust the duration of its fixed income portfolio and otherwise to manage
(increase or decrease) the Fund's exposure to interest rate risk.

      Successful use by a Fund of futures contracts on securities is subject to
Schroders' ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if a
Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has

                                      -11-

hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

      A Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series.
There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers'
requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

      Index Futures Contracts and Options. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

      Depending on the change in the value of the index between the time when a
Fund enters into and terminates an index futures transaction, a Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York
Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of
$180 and the S&P 100 Index is at $184 on that future date, the Fund will gain
$400 (100 units x gain of $4). If a Fund enters into a futures contract to sell
100 units of the stock index at a specified future date at a contract price of
$180 and the S&P 100 Index is at $182 on that future date, the Fund will lose
$200 (100 units x loss of $2).

      A Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

                                      -12-

      In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroders'
judgment, have a significant correlation with movements in the prices of the
Fund's portfolio securities.

      Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract
(a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

      As an alternative to purchasing and selling call and put options on index futures contracts, a Fund may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash
"exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

      A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A
Fund may also allow such options to expire unexercised.

      Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

      A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

      Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with a futures commission merchant an amount of cash, U.S.
Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin."
The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

                                      -13-

      Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates.
For example, when a Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

      When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the
Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

      SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

      Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

      Hedging Risks. There are several risks in connection with the use by a
Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund's securities which are the subject of a hedge.
Schroders will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

      Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroders' ability to predict correctly movements in the direction of the market. It is possible that, where

                                      -14-

a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets.
Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do.
Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders may still not result in a successful hedging transaction over a very short time period.

      Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that the Fund will engage in such transactions at any time or from time to time.
A Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

      Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. A Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund. As an open-end investment company, registered with the
SEC, the Trust is subject to federal securities laws, including the 1940 Act, related rules and various SEC and SEC Staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Trust must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or Staff-approved measures while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Trust must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value.
With respect to forwards and futures that are contractually required to
"cash-settle," however, the Trust is permitted to set aside liquid assets in an amount equal to the Trust's daily marked-to-market (net) obligation (i.e. the
Trust's daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forward or futures the Trust will have the ability to employ leverage to a greater extent than if the Trust were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. The Trust reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the
SEC and its Staff.

      SWAP AGREEMENTS. A Fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap

                                      -15-

agreements may increase or decrease a Fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a Fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures.

      A Fund may also enter into "credit default" swap transactions. In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, a Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). A Fund would generally enter into this type of transaction to limit or reduce risk with respect to bonds or loans that it owns in its portfolios or otherwise in connection with transactions intended to reduce one or more risks in the Fund's portfolio. In addition, a Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. A Fund would generally enter into this type of transaction as a substitute for investment in the securities of the issuer, or otherwise to increase the Fund's investment return.

      A Fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which they enter into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. A Fund's ability to engage in certain swap transactions may be limited by tax considerations.

      HYBRID INSTRUMENTS. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of depositor other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities
(collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

      The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such

                                      -16-

risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

      Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss
(or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

      Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a
Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

      Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

      Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor a Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the Commodities Futures Trading Commission
("CFTC"), which generally regulates the trading of commodity futures by U.S.
persons, the Securities and Exchange Commission (the "Commission"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

      STRUCTURED INVESTMENTS (SCHRODER EMERGING MARKET EQUITY FUND). A
structured investment is a security having a return tied to an underlying index or other security or asset class. Structured

                                      -17-

investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans)
and the issuance by that entity or one or more classes of securities
("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

      INVESTMENTS IN OTHER INVESTMENT COMPANIES (SCHRODER EMERGING MARKET EQUITY
FUND). The Fund may invest in shares of both open- and closed-end investment companies (including single country funds and exchange-traded funds ("ETFs")).
Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses. The Fund also may invest in private investment funds, vehicles, or structures. ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of securities that is intended to track the price and dividend performance of a particular index. Common examples of
ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be purchased from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange and
iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF's net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer's net asset value.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

      In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses and this SAI, the Funds may employ other investment practices and may be subject to additional risks, which are described below.

      SHORT SALES (BOTH FUNDS). To the extent permitted under "Investment
Restrictions" below and in the Prospectuses, a Fund may seek to hedge investments or realize additional gains through short sales.

      Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the

                                      -18-

Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.
The net proceeds of the short sale will be retained by the broker (or by the
Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the
Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. A Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position.
There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

      At any time that a Fund has sold a security short, it will maintain liquid securities, in a segregated account with its custodian, in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the value at the time of the securities sold short.

      REPURCHASE AGREEMENTS (BOTH FUNDS). A Fund may enter into repurchase agreements without limit. A repurchase agreement is a contract under which a
Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is each of the Fund's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short-term debt obligations.
Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

      FORWARD COMMITMENTS (BOTH FUNDS). Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the
Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

                                      -19-

      Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroders deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

      LOANS OF FUND PORTFOLIO SECURITIES (BOTH FUNDS). A Fund may lend its portfolio securities in order to earn additional income, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, cash, or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. While a Fund may loan portfolio securities with an aggregate market value of up to one-third of the
Fund's total assets at any time, entering into securities loans is not a principal strategy of any Fund and the risks arising from lending portfolio securities are not principal risks of investing in the Funds. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.
Before a Fund enters into a loan, Schroders will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, each of the Funds retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Funds will not lend portfolio securities to borrowers affiliated with the Funds.

      PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. (SCHRODER U.S. SMALL AND MID
CAP OPPORTUNITIES FUND). A Fund may invest in securities that are purchased in private placements. While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when Schroders believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value.

      The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also, market quotations are less readily available. The judgment of Schroders may at times play a greater role in valuing these securities than in the case of publicly traded securities.

                                      -20-

      Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. A Fund may be deemed to be an
"underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The
Staff of the Securities and Exchange Commission (the "SEC") currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Schroders. If no qualified institutional buyers are interested in purchasing the securities, then a Fund may not be able to sell such securities. In the event that the Trustees, or persons designated by the Trustees, determine that a security is "readily marketable" pursuant to these procedures, and a Fund is not able to sell such security at the price that such persons anticipate, then the Fund's net asset value will decrease.

      TEMPORARY DEFENSIVE STRATEGIES (BOTH FUNDS). As described in the
Prospectuses, Schroders may at times judge that conditions in the securities markets make pursuing a Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in investment grade debt securities, cash, or money market instruments to any extent Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that a Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

      As fundamental investment restrictions, which may only be changed with approval by the holders of a majority of the outstanding voting securities of that Fund, a Fund may not:

1.    issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below). A class of securities may be senior to the Fund's shares of beneficial interest if it provides a preference upon liquidation, preferential dividends, or similar rights.

2.    borrow money, except to the extent permitted by applicable law from time to time;

Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing),

                                      -21-

less the amount of all liabilities and indebtedness (other than such borrowing)
of the investment company, bears to the amount of such borrowing is at least
300%.

3.    act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

4.    as to 75% of its total assets, purchase any security (other than
Government securities, as such term is defined in the 1940 Act, and securities of other investment companies), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer;

5.    purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Fund's total assets
(taken at current value) would be invested in a single industry;

6.    make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities;

7.    purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectuses or this SAI from time to time; and

8.    purchase or sell real estate or interests in real estate, including real estate mortgage loans, although the Fund may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

--------------------

      It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

      As a matter of non-fundamental policy, each of the Funds may not purchase securities when outstanding borrowings of money exceed 5% of the Fund's total assets.

      In addition, each of the Funds may, as a matter of non-fundamental policy, engage in short sales of securities as described in this SAI from time to time, although each Fund does not normally invest substantially in short sales.

                                      -22-

      Each Fund may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund. In addition, as a non-fundamental policy, the Funds will not invest in other companies for the purpose of exercising control of those companies.

      All percentage limitations on investments (except the limitation with respect to securities that are not readily marketable set forth in the preceding paragraph) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment; except that, if a Fund ceases to maintain the
300% asset coverage ratio described above in the Note following restriction 2, it will take steps to restore that asset coverage ratio within three days thereafter (excluding Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

      Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectuses, the other investment policies described in this SAI or in the Prospectuses are not fundamental and may be changed by approval of the Trustees.

      The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than
50% of the outstanding shares of that Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

DISCLOSURE OF PORTFOLIO HOLDINGS

      Through filings made with the SEC on Form N-CSR and Form N-Q, each of the
Funds makes its full portfolio holdings publicly available to shareholders on a quarterly basis. Each Fund normally makes such filings on or shortly after the sixtieth day following the end of a fiscal quarter. Each Fund delivers its complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on Form N-CSR, to shareholders in the Funds' semi-annual and annual reports. The Funds do not deliver their complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at
www.sec.gov.

      POLICIES AND PROCEDURES. The Schroder Funds have adopted policies and procedures with respect to disclosure of the Funds' portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in a Fund's portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that neither Schroders nor SIMNA Ltd., as applicable, nor the Funds receive any compensation in return for the disclosure of information about a
Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities. Portfolio holdings may be disclosed to certain third parties in advance of quarterly filings by the Funds with the SEC. In each instance of such advance disclosure, a determination will have been made by Schroders or SIMNA Ltd., as applicable, that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law) or trade on the nonpublic information. The Funds currently disclose nonpublic portfolio holdings information only to recipients who have agreed in writing with Schroders, or
SIMNA Ltd., as applicable, to keep such information confidential. In some cases these recipients are subject to a contractual obligation to keep portfolio holdings information confidential, and in other cases they are subject to a contractual obligation to keep information disclosed to them by the Funds confidential.

                                      -23-

Recipients of nonpublic portfolio holdings information are also subject to legal requirements prohibiting them from trading on material nonpublic information. In the future, where Schroders or SIMNA Ltd., as applicable, does not believe that the risk of disclosure is material, a Fund may disclose information to recipients who do not have an independent duty not to disclose the nonpublic information and are not party to a confidentiality agreement. Any inappropriate use of such information by the recipient could be harmful to the Fund and its shareholders. The Funds have no ongoing arrangements to make available nonpublic portfolio holdings information, except as described in the procedures below.
Nonpublic portfolio holdings information is disclosed by a Fund's portfolio management team, except in cases where the information is disclosed by other personnel or agents of the Funds, as described below. The following list describes the circumstances in which the Fund discloses its portfolio holdings to select third parties:

      Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility. Under Schroders' code of ethics, portfolio managers are prohibited from disclosing nonpublic information to third parties. Portfolio managers may release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

      Schroders. In its capacity as adviser to the Funds, certain Schroders personnel and personnel of its affiliates, SIMNA Ltd. and Schroder Investment
Management Limited, that deal directly with the processing, settlement, review, control, auditing, reporting, or valuation of portfolio trades will have full daily access to Fund portfolio holdings. Employees of SIMNA Ltd. and Schroder
Investment Management Limited with access to portfolio holdings information are provided with training on the Trust's policies and procedures regarding disclosure of portfolio holdings information. Training is provided by the
Schroders compliance department in the applicable jurisdiction, after consultation with Schroders plc's global compliance department located in
London. The Trust's Chief Compliance Officer reports to the Trustees regarding compliance by such affiliates.

      External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include fund accounting agents, pricing services, and the custodian have daily access to all Fund portfolio holdings. Portfolio holdings information is provided on an ongoing basis to the Funds' administrator SEI Investments Global
Funds Services ("SEI"). PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm, receives portfolio holdings information yearly in connection with the Funds' audit. Schroders utilizes the services of
Institutional Shareholder Services ("ISS") to assist with proxy voting. ISS receives full Fund portfolio holdings on a monthly basis for the Funds for which it provides services.

      Ranking/Rating Agencies. Morningstar, Lipper, Thomson and Bloomberg
receive the Funds' full portfolio holdings no earlier than 60 calendar days following the end of each calendar quarter.

      Certain approved recipients of portfolio holdings information are listed in the policies and procedures with respect to the disclosure of each of the
Fund's portfolio holdings approved by the Board of Trustees of the Trust. Any addition to the list of approved recipients of portfolio holdings information included in such procedures (whether on an ongoing or a one-time basis) requires approval by the President and Chief Compliance Officer of the Fund based on a review of: (i) the type of Fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the period, if any, between the date of the

                                      -24-

information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Fund; (vii) the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and
(ix) whether any potential conflicts exist regarding such disclosure between the interests of the Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

      In general, the Schroder Funds policies and procedures provide that disclosure by Schroders of information about the holdings of client accounts other than the Funds' accounts is governed by the policies relating to protection of client information pursuant to Regulation S-P. Details about the holdings of any portfolio other than the Funds, however, may provide holdings information that is substantially identical to holdings of the Funds that have not yet been publicly released. To the extent that disclosure of non-Fund portfolios to persons other than those enumerated in the Schroder Funds policies and procedures would provide information substantially identical to the Funds'
portfolios, that disclosure is subject to the Schroder Funds policies and procedures.

      Nothing in the Schroder Funds policies and procedures prohibits any investment group from providing to a research service provider a coverage list that identifies securities that the investment group follows for research purposes provided that: (i) the list of securities does not consist exclusively of the current portfolio holdings of any Fund; and (ii) no information about actual holdings by any account is included.

The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for the general oversight of the
Trust's business. Subject to such policies as the Trustees may determine,
Schroders furnishes a continuing investment program for the Funds and makes investment decisions on their behalf, except that SIMNA Ltd., an affiliate of
Schroders, serves as sub-adviser responsible for portfolio management for
Schroder Emerging Market Equity Fund. Subject to the control of the Trustees,
Schroders also manages the Funds' other affairs and business.

The names, addresses and ages of the Trustees and executive officers of the
Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated
positions until his or her resignation or removal.

                                      -25-

                             DISINTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust
(each, a "Disinterested Trustee").

-----------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                            TERM OF          PRINCIPAL        PORTFOLIOS IN
                             POSITION(S)   OFFICE AND      OCCUPATION(S)      FUND COMPLEX       OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS OF     HELD WITH    LENGTH OF       DURING PAST 5       OVERSEEN BY       OUTSIDE OF SCHRODERS
   DISINTERESTED TRUSTEE        TRUST     TIME SERVED          YEARS             TRUSTEE             FUND COMPLEX
-----------------------------------------------------------------------------------------------------------------------

David N. Dinkins, 79         Trustee      Indefinite     Trustee of the      10                 None
875 Third Avenue, 22nd Fl.                Since 1994     Trust and
New York, NY 10022                                       Schroder Capital
                                                         Funds (Delaware);
                                                         Professor,
                                                         Columbia School
                                                         of International
                                                         and Public
                                                         Affairs.
-----------------------------------------------------------------------------------------------------------------------
Peter E. Guernsey, 85        Trustee      Indefinite     Trustee of the      10                 None
875 Third Avenue, 22nd Fl.                Since 1997     Trust and
New York, NY 10022                                       Schroder Capital
                                                         Funds (Delaware).
                                                         Retired.
                                                         Formerly, Senior
                                                         Vice President,
                                                         Marsh & McLennan,
                                                         Inc. (insurance
                                                         services).
-----------------------------------------------------------------------------------------------------------------------
John I. Howell, 89           Trustee      Indefinite     Trustee and Lead    11                 American Life
875 Third Avenue, 22nd Fl.                Since 1996     Disinterested                          Assurance Co. of New
New York, NY 10022                                       Trustee of the                         York; United States
                                                         Trust, Schroder                        Life Insurance Co. of
                                                         Capital Funds                          the City of New York;
                                                         (Delaware) and                         First SunAmerica Life
                                                         Schroder Global                        Insurance Co.
                                                         Series Trust;
                                                         Private
                                                         Consultant,
                                                         Indian Rock
                                                         Corporation
                                                         (individual
                                                         accounting).
-----------------------------------------------------------------------------------------------------------------------

                                      -26-

-----------------------------------------------------------------------------------------------------------------------

Peter S. Knight, 55          Trustee      Indefinite     Trustee of the      11                 Medicis; PAR
875 Third Avenue, 22nd Fl.                Since 1997     Trust, Schroder                        Pharmaceuticals; and
New York, NY 10022                                       Capital Funds                          Entremed
                                                         (Delaware) and
                                                         Schroder Global
                                                         Series Trust;
                                                         Director,
                                                         Schroder Japanese
                                                         Long/Short Fund;
                                                         Director,
                                                         Schroder Credit
                                                         Renaissance Fund,
                                                         LP; Director,
                                                         Schroder
                                                         Alternative
                                                         Strategies Fund;
                                                         President,
                                                         Generation
                                                         Investment
                                                         Management U.S.
                                                         Formerly,
                                                         Managing
                                                         Director, MetWest
                                                         Financial
                                                         (financial
                                                         services);
                                                         President, Sage
                                                         Venture Partners
                                                         (investing); and
                                                         Partner, Wunder,
                                                         Knight, Forcsey &
                                                         DeVierno (law
                                                         firm).
-----------------------------------------------------------------------------------------------------------------------
William L. Means, 70         Trustee      Indefinite     Trustee of the      10                 None
875 Third Avenue, 22nd Fl.                Since 1997     Trust and
New York, NY 10022                                       Schroder Capital
                                                         Funds (Delaware).
                                                         Retired.
-----------------------------------------------------------------------------------------------------------------------
Clarence F. Michalis, 84     Trustee      Indefinite     Trustee of the      11                 None
875 Third Avenue, 22nd Fl.                Since 1997     Trust, Schroder
New York, NY 10022                                       Capital Funds
                                                         (Delaware) and
                                                         Schroder Global
                                                         Series Trust.
                                                         Retired.
                                                         Formerly,
                                                         Chairman of the
                                                         Board of
                                                         Directors, Josiah
                                                         Macy, Jr.,
                                                         Foundation.
-----------------------------------------------------------------------------------------------------------------------
Hermann C. Schwab, 86        Trustee      Indefinite     Trustee of the      10                 None
875 Third Avenue, 22nd Fl.                Since 1997     Trust and
New York, NY 10022                                       Schroder Capital
                                                         Funds (Delaware).
                                                         Retired.
                                                         Formerly,
                                                         consultant to
                                                         Schroder Capital
                                                         Management
                                                         International,
                                                         Inc.
-----------------------------------------------------------------------------------------------------------------------
James D. Vaughn, 61          Trustee      Indefinite     Trustee and         11                 AMG National Trust
875 Third Avenue, 22nd Fl.                Since 2003     Chairman of the                        Bank
New York, New York 10022                                 Audit Committee
                                                         of the Trust,
                                                         Schroder Capital
                                                         Funds (Delaware)
                                                         and Schroder
                                                         Global Series
                                                         Trust. Retired.
                                                         Formerly,
                                                         Managing Partner,
                                                         Deloitte & Touche
                                                         USA, LLP-Denver.
-----------------------------------------------------------------------------------------------------------------------

                                      -27-

                               INTERESTED TRUSTEE

The following table sets forth certain information concerning a Trustee who is an "interested person" (as defined in the Investment Company Act) of the Trust
(an "Interested Trustee").

-----------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                            TERM OF                            PORTFOLIOS IN
                            POSITION(S)    OFFICE AND        PRINCIPAL         FUND COMPLEX       OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS OF    HELD WITH     LENGTH OF       OCCUPATION(S)        OVERSEEN BY      OUTSIDE OF SCHRODERS
    INTERESTED TRUSTEE         TRUST      TIME SERVED   DURING PAST 5 YEARS       TRUSTEE            FUND COMPLEX
-----------------------------------------------------------------------------------------------------------------------

Peter L. Clark, 42*          Trustee      Indefinite     Trustee and         10                 None
875 Third Avenue, 22nd Fl.   and          Since 2003     Chairman of the
New York, NY 10022           Chairman                    Trust and
                                                         Schroder Capital
                                                         Funds (Delaware);
                                                         Chief Executive
                                                         Officer,
                                                         Schroders.
                                                         Formerly,
                                                         Managing Director
                                                         and Head of
                                                         Emerging Markets,
                                                         JP Morgan/JP
                                                         Morgan Investment
                                                         Management; Vice
                                                         President and
                                                         Head of
                                                         Proprietary
                                                         Trading, JP
                                                         Morgan.
-----------------------------------------------------------------------------------------------------------------------

* Mr. Clark is an Interested Trustee due to his status as an officer and employee of Schroder Investment Management North America Inc. and its
affiliates.

                                    OFFICERS

The following table sets forth certain information concerning the Trust's officers. The officers of the Trust are employees of organizations that provide services to the Fund.

-----------------------------------------------------------------------------------------------------------------------
  NAME, AGE AND ADDRESS        POSITION(S) HELD          TERM OF OFFICE AND             PRINCIPAL OCCUPATION(S)
        OF OFFICER                WITH TRUST            LENGTH OF TIME SERVED            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------

Peter L. Clark, 42           Trustee and Chairman    Indefinite                    Trustee and Chairman of the Trust
875 Third Avenue, 22nd Fl.                           Since 2003                    and Schroder Capital Funds
New York, NY 10022                                                                 (Delaware); Director and Chief
                                                                                   Executive Officer, Schroders.
                                                                                   Formerly, Managing Director and
                                                                                   Head of Emerging Markets, JP
                                                                                   Morgan/JP Morgan Investment
                                                                                   Management; Vice President and
                                                                                   Head of Proprietary Trading, JP
                                                                                   Morgan.
-----------------------------------------------------------------------------------------------------------------------
Mark A. Hemenetz, 50         President and           Indefinite                    Chief Operating Officer, Director
875 Third Avenue, 22nd Fl.   Principal Executive     Since May 2004                and Executive Vice President,
New York, NY 10022           Officer                                               Schroders; Chairman and Director,
                                                                                   Schroder Fund Advisors Inc.;
                                                                                   President and Principal Executive
                                                                                   Officer, the Trust, Schroder
                                                                                   Capital Funds (Delaware) and
                                                                                   Schroder Global Series Trust.
                                                                                   Formerly, Executive Vice President
                                                                                   and Director of Investment
                                                                                   Management, Bank of New York.
-----------------------------------------------------------------------------------------------------------------------
Alan M. Mandel, 48           Treasurer and Chief     Indefinite                    First Vice President, Schroders;
875 Third Avenue, 22nd Fl.   Financial Officer       Since May 2003                Chief Operating Officer, Treasurer
New York, NY 10022                                                                 and Director, Schroder Fund
                                                                                   Advisors Inc.; Treasurer and
-----------------------------------------------------------------------------------------------------------------------

                                      -28-

-----------------------------------------------------------------------------------------------------------------------

                                                                                   Chief Financial Officer, the Trust,
                                                                                   Schroder Global Series Trust and
                                                                                   Schroder Capital Funds (Delaware).
-----------------------------------------------------------------------------------------------------------------------
Carin F. Muhlbaum, 44        Executive Vice          Indefinite                    Senior Vice President, General
875 Third Avenue, 22nd Fl.   President and Clerk     Vice President since 1998;    Counsel, and Chief Administrative
New York, NY 10022                                   Clerk since 2001              Officer, Schroders; Director,
                                                                                   Senior Vice President, Secretary
                                                                                   and General Counsel, Schroder Fund
                                                                                   Advisors Inc.; Executive Vice
                                                                                   President and Secretary/Clerk, the
                                                                                   Trust, Schroder Global Series
                                                                                   Trust and Schroder Capital Funds
                                                                                   (Delaware).
-----------------------------------------------------------------------------------------------------------------------
Stephen M. DeTore, 54        Chief Compliance        Indefinite                    Senior Vice President, Director
875 Third Avenue, 22nd Fl.   Officer                 Since 2005                    and Chief Compliance Officer,
New York, NY 10022                                                                 Schroders; Senior Vice President
                                                                                   and Director, Schroder Fund
                                                                                   Advisors Inc.; Chief Compliance
                                                                                   Officer, the Trust, Schroder
                                                                                   Capital Funds (Delaware) and
                                                                                   Schroder Global Series Trust.
                                                                                   Formerly, Deputy General Counsel,
                                                                                   Gabelli Asset Management Inc.;
                                                                                   Associate General Counsel, Gabelli
                                                                                   Asset Management, Inc.; Assistant
                                                                                   Director, Office of Examination
                                                                                   Support, U.S. Securities and
                                                                                   Exchange Commission.
-----------------------------------------------------------------------------------------------------------------------
Angel Lanier, 43             Assistant Secretary     Indefinite                    Assistant Vice President,
875 Third Avenue, 22nd Fl.                           Since 2005                    Schroders; Assistant Vice
New York, NY 10022                                                                 President, Schroder Fund Advisors
                                                                                   Inc.; Assistant Secretary of the
                                                                                   Trust, Schroder Capital Funds
                                                                                   (Delaware) and Schroder Global
                                                                                   Series Trust. Formerly, Associate,
                                                                                   Schroders.
-----------------------------------------------------------------------------------------------------------------------

                              CERTAIN AFFILIATIONS

The following table lists the positions held by the Trust's officers and any
Interested Trustees with affiliated persons or principal underwriters of the
Trust:

--------------------------------------------------------------------------------
                                            POSITIONS HELD WITH
                                           AFFILIATED PERSONS OR
                                           PRINCIPAL UNDERWRITERS
          NAME                                  OF THE TRUST
--------------------------------------------------------------------------------
Peter L. Clark              Trustee and Chairman of the Trust and Schroder
                            Capital Funds (Delaware); Director and Chief
                            Executive Officer, Schroders. Formerly, Managing
                            Director and Head of Emerging Markets, JP Morgan/JP
                            Morgan Investment Management; Vice President and
                            Head of Proprietary Trading, JP Morgan.
--------------------------------------------------------------------------------
Mark A. Hemenetz            President of the Trust; President of Schroder
                            Capital Funds (Delaware) and Schroder Global Series
                            Trust; Chief Operating Officer, Director and
                            Executive Vice President, Schroders; Chairman and
                            Director, Schroder Fund Advisors Inc.
--------------------------------------------------------------------------------
Alan M. Mandel              First Vice President, Schroders; Chief Operating
                            Officer, Treasurer and Director, Schroder Fund
                            Advisors Inc.; Treasurer and Chief Financial
                            Officer, the Trust, Schroder Global Series Trust,
                            Schroder Capital Funds (Delaware).
--------------------------------------------------------------------------------
Carin F. Muhlbaum           Senior Vice President, General Counsel, and Chief
                            Administrative Officer, Schroders; Director, Senior
                            Vice President, Secretary and General Counsel,
                            Schroder Fund
--------------------------------------------------------------------------------

                                      -29-

--------------------------------------------------------------------------------
                            Advisors Inc.; Executive Vice President and
                            Secretary/Clerk, the Trust, Schroder Global
                            Series Trust, and Schroder Capital Funds
                            (Delaware).
--------------------------------------------------------------------------------
Stephen M. DeTore           Senior Vice President, Director and Chief
                            Compliance Officer, Schroders; Senior Vice
                            President and Director, Schroder Fund Advisors
                            Inc.; Chief Compliance Officer, the Trust, Schroder
                            Global Series Trust, and Schroder Capital Funds
                            (Delaware).
--------------------------------------------------------------------------------
Angel Lanier                Assistant Vice President, Schroders; Assistant Vice
                            President, Schroder Fund Advisors Inc.; Assistant
                            Secretary, the Trust, Schroder Global Series Trust,
                            and Schroder Capital Funds (Delaware).
--------------------------------------------------------------------------------

                       COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means,
Michalis, Schwab and Vaughn). The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the
Funds and, among other things, considers the selection of independent public accountants for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and Schroders and their affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee met four times during the fiscal year ended October 31, 2005.

Nominating Committee. All of the Disinterested Trustees (Messrs. Dinkins,
Guernsey, Howell, Knight, Means, Michalis, Schwab and Vaughn) serve as a
Nominating Committee of the Board responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee's criteria. Nominee recommendations may be submitted to the Clerk of the Trust at the Trust's principal business address. The Nominating Committee did not meet during the fiscal year ended October 31, 2005.

                              SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Schroder family of investment companies, as of December 31, 2005.

                                      -30-

-----------------------------------------------------------------------------------------------------------------------
                                                                                                  AGGREGATE DOLLAR
                                                                                                   RANGE OF EQUITY
                                                                                                  SECURITIES IN ALL
                                                                                                REGISTERED INVESTMENT
                                                                  DOLLAR RANGE OF EQUITY        COMPANIES OVERSEEN BY
                                                                    SECURITIES IN THE           TRUSTEE IN FAMILY OF
       NAME OF TRUSTEE                      FUND                           FUND                 INVESTMENT COMPANIES*
-----------------------------------------------------------------------------------------------------------------------

                                                               Ranges:                        Ranges:
                                                                     None                           None
                                                                     $1-$10,000                     $1-$10,000
                                                                     $10,001-$50,000                $10,001-$50,000
                                                                     $50,001-$100,000               $50,001-$100,000
                                                                     Over $100,000                  Over $100,000
-----------------------------------------------------------------------------------------------------------------------
DDISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
DAVID N. DINKINS                                                                              $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------
                                EMERGING MARKET EQUITY FUND    None
-----------------------------------------------------------------------------------------------------------------------
                                U.S. SMALL AND MID CAP         None
                                OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------------
PETER E. GUERNSEY                                                                             None
-----------------------------------------------------------------------------------------------------------------------
                                EMERGING MARKET EQUITY FUND    None
-----------------------------------------------------------------------------------------------------------------------
                                U.S. SMALL AND MID CAP         None
                                OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------------
JOHN I. HOWELL                                                                                $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------
                                EMERGING MARKET EQUITY FUND    None
-----------------------------------------------------------------------------------------------------------------------
                                U.S. SMALL AND MID CAP         None
                                OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------------
PETER S. KNIGHT                                                                               None
-----------------------------------------------------------------------------------------------------------------------
                                EMERGING MARKET EQUITY FUND    None
-----------------------------------------------------------------------------------------------------------------------
                                U.S. SMALL AND MID CAP         None
                                OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------------
WILLIAM L. MEANS                                                                              $1-10,000
-----------------------------------------------------------------------------------------------------------------------
                                EMERGING MARKET EQUITY FUND    None
-----------------------------------------------------------------------------------------------------------------------
                                U.S. SMALL AND MID CAP         None
                                OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------------
CLARENCE F. MICHALIS                                                                          Over $100,000
-----------------------------------------------------------------------------------------------------------------------
                                EMERGING MARKET EQUITY FUND    None
-----------------------------------------------------------------------------------------------------------------------
                                U.S. SMALL AND MID CAP         None
                                OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------------
HERMANN C. SCHWAB                                                                             None
-----------------------------------------------------------------------------------------------------------------------
                                EMERGING MARKET EQUITY FUND    None
-----------------------------------------------------------------------------------------------------------------------
                                U.S. SMALL AND MID CAP         None
                                OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------------
JAMES D. VAUGHN                                                                               Over $100,000
-----------------------------------------------------------------------------------------------------------------------
                                EMERGING MARKET EQUITY FUND    None
-----------------------------------------------------------------------------------------------------------------------
                                U.S. SMALL AND MID CAP         None
                                OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
PETER L. CLARK                                                                                $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------

                                      -31-

-----------------------------------------------------------------------------------------------------------------------

                                EMERGING MARKET EQUITY FUND    None
-----------------------------------------------------------------------------------------------------------------------
                                U.S. SMALL AND MID CAP         None
                                OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------------

* For these purposes, the Trust, Schroder Capital Funds (Delaware), and
Schroder Global Series Trust are considered part of the same "Family of
Investment Companies."

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person
(other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2005:

-------------------------------------------------------------------------------------------------------------
                           NAME OF
                           OWNERS AND
                           RELATIONSHIPS                                    VALUE OF
NAME OF TRUSTEE            TO TRUSTEE      COMPANY         TITLE OF CLASS   SECURITIES     PERCENT OF CLASS
-------------------------------------------------------------------------------------------------------------

David N. Dinkins           N/A             N/A             N/A              N/A            N/A
-------------------------------------------------------------------------------------------------------------
Peter E. Guernsey          N/A             N/A             N/A              N/A            N/A
-------------------------------------------------------------------------------------------------------------
John I. Howell             N/A             N/A             N/A              N/A            N/A
-------------------------------------------------------------------------------------------------------------
Peter S. Knight            N/A             N/A             N/A              N/A            N/A
-------------------------------------------------------------------------------------------------------------
William L. Means           N/A             N/A             N/A              N/A            N/A
-------------------------------------------------------------------------------------------------------------
Clarence F. Michalis       N/A             N/A             N/A              N/A            N/A
-------------------------------------------------------------------------------------------------------------
Hermann C. Schwab          N/A             N/A             N/A              N/A            N/A
-------------------------------------------------------------------------------------------------------------
James D. Vaughn            N/A             N/A             N/A              N/A            N/A
-------------------------------------------------------------------------------------------------------------

                                      -32-

                             TRUSTEES' COMPENSATION

Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an
Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The following table sets forth approximate information regarding compensation received by Trustees from the "Fund Complex" for the fiscal year ended October
31, 2005. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroders and its affiliates).

--------------------------------------------------------------------------------
                               AGGREGATE
                              COMPENSATION     TOTAL COMPENSATION FROM TRUST AND
     NAME OF TRUSTEE           FROM TRUST       FUND COMPLEX PAID TO TRUSTEES*
--------------------------------------------------------------------------------
David N. Dinkins              $12,615          $20,080
--------------------------------------------------------------------------------
Peter E. Guernsey             $12,615          $20,080
--------------------------------------------------------------------------------
John I. Howell                $5,091           $20,080
--------------------------------------------------------------------------------
Peter S. Knight               $4,591           $17,750
--------------------------------------------------------------------------------
William L. Means              $12,565          $20,000
--------------------------------------------------------------------------------
Clarence F. Michalis          $5,091           $20,080
--------------------------------------------------------------------------------
Hermann C. Schwab             $12,615          $20,080
--------------------------------------------------------------------------------
James D. Vaughn               $5,040           $20,000
--------------------------------------------------------------------------------

* The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust. The Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust are considered part of the same
"Fund Complex" for these purposes.

The Trust's Declaration of Trust provides that the Trust will indemnify its
Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the
Trust, except if it is determined in the manner specified in the Declaration of
Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust by-laws provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the Trustee is an
"audit committee financial expert." The Trust bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their service as Trustees, except to the extent prohibited by the Declaration of Trust. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                                      -33-

SCHRODERS AND ITS AFFILIATES

      Schroders serves as the investment adviser for the Funds. Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of
Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of
Schroder International Holdings, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England.
Schroders plc and its affiliates currently engage in the asset management business, and as of December 31, 2005, had under management assets of approximately $211 billion. Schroders' address is 875 Third Avenue, 22nd Floor,
New York, New York 10022.

      SIMNA Ltd., an affiliate of Schroders, has served as sub-adviser to
Schroder Emerging Market Equity Fund since its inception.

Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder Investment Management North America Inc.

PORTFOLIO MANAGERS

      The portfolio managers primarily responsible for making investment decisions for Schroder Emerging Markets Fund are James Gotto, Waj Hashmi, Robert
Davy and Allan Conway. The portfolio manager primarily responsible for making investment decisions for Schroder U.S. Small and Mid Cap Opportunities Fund is
Jenny Jones.

      Other Accounts Managed. The following tables show information regarding other accounts managed by the portfolio managers of Schroder Emerging Market
Equity Fund and Schroder U.S. Small and Mid Cap Opportunities Fund, as of
January 31, 2006:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                     TOTAL ASSETS IN
                                                                          NUMBER OF ACCOUNTS         ACCOUNTS WHERE
                                                                          WHERE ADVISORY FEE         ADVISORY FEE IS
                                                     TOTAL ASSETS IN      IS BASED ON ACCOUNT       BASED ON ACCOUNT
                            NUMBER OF ACCOUNTS          ACCOUNTS              PERFORMANCE              PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------

SCHRODER EMERGING MARKET EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
JAMES GOTTO
-----------------------------------------------------------------------------------------------------------------------
Registered Investment     None                     None                   None                    None
Companies
-----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment   8                        $2.542 billion         None                    None
Vehicles
-----------------------------------------------------------------------------------------------------------------------
Other Accounts            7                        $942 million           None                    None
-----------------------------------------------------------------------------------------------------------------------
WAJ HASHMI
-----------------------------------------------------------------------------------------------------------------------
Registered Investment     None                     None                   None                    None
Companies
-----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment   8                        $2.542 billion         None                    None
Vehicles
-----------------------------------------------------------------------------------------------------------------------
Other Accounts            7                        $942 million           None                    None
-----------------------------------------------------------------------------------------------------------------------

                                      -34-

-----------------------------------------------------------------------------------------------------------------------

ROBERT DAVY
-----------------------------------------------------------------------------------------------------------------------
Registered Investment     None                     None                   None                    None
Companies
-----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment   8                        $2.542 billion         None                    None
Vehicles
-----------------------------------------------------------------------------------------------------------------------
Other Accounts            7                        $942 million           None                    None
-----------------------------------------------------------------------------------------------------------------------
ALLAN CONWAY
-----------------------------------------------------------------------------------------------------------------------
Registered Investment     None                     None                   None                    None
Companies
-----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment   4                        $1.929 billion         None                    None
Vehicles
-----------------------------------------------------------------------------------------------------------------------
Other Accounts            6                        $1.411 billion         None                    None
-----------------------------------------------------------------------------------------------------------------------
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------------
JENNY JONES
-----------------------------------------------------------------------------------------------------------------------
Registered Investment     2                        $946.4 million         None                    None
Companies
-----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment   7                        $1,725.5 million       None                    None
Vehicles
-----------------------------------------------------------------------------------------------------------------------
Other Accounts            2                        $67.3 million          None                    None
-----------------------------------------------------------------------------------------------------------------------

      Material Conflicts of Interest. Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

      Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund.
Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders' policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time. See "Brokerage
Allocation and Other Practices" for more information about this process.

      The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.
Also, potential conflicts of interest may arise since the structure of
Schroders' compensation may vary from account to account.

                                      -35-

      Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

      Compensation. Schroders' methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds' portfolio managers are compensated for their services to the Funds and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of
Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers' base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

      Each portfolio manager's bonus is based in part on performance.
Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on
"team" maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For each team, Schroders assesses the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management and the level of performance fees generated. For the purpose of determining Jenny Jones' bonus, the relevant benchmark for performance comparison is Russell 2500. For the purpose of determining James Gotto, Waj
Hashmi, Robert Davy and Allan Conway's bonuses, the relevant benchmark for performance comparison is MSCI Emerging Markets Index (Net Div). Performance is
evaluated for each quarter, year and since inception of the Fund. The portfolio managers' compensation for other accounts they manage is not based upon account performance.

      Schroders also reviews "softer" factors such as leadership, innovation, contribution to other parts of the business an adherence to corporate values of excellence, integrity, teamwork, passion and innovation. An employee's bonus is paid in a combination of cash and Schroders plc stock, as determined by
Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.

      Ownership of Securities. As of the date hereof, no shares of the Funds are outstanding.

PERFORMANCE INFORMATION OF CERTAIN OTHER ACCOUNTS MANAGED BY SCHRODERS

      The following table sets forth historical performance information for the institutional investment accounts managed by Schroders that have investment objectives, policies, strategies, and investment restrictions that are substantially similar to those of Schroder U.S. Small and Mid Cap Opportunities
Fund (the "Schroder Composite"). The Schroder Composite includes both a private investment account and a pooled investment vehicle managed by Schroders that are not registered under the Investment Company Act and are offered principally outside the United States ("unregistered funds").

                                      -36-

      The composite data is provided to illustrate the past performance of
Schroders in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Schroder
U.S. Small and Mid Cap Opportunities Fund. The information shown below does not represent the Fund's performance, and should not be considered a prediction of the future performance of the Fund. The Fund is recently organized and does not yet have historical investment performance information. THE PERFORMANCE
INFORMATION SHOWN FOR THE SCHRODER COMPOSITE IS FOR A SHORT PERIOD OF TIME AND
SHOULD NOT BE VIEWED AS INDICATIVE OF LONG-TERM PERFORMANCE OF SCHRODERS WITH
RESPECT TO THE INCLUDED ACCOUNTS.

      The Schroder Composite performance data shown below was calculated in accordance with recommended standards of the CFA Institute(1), retroactively applied to all time periods. The Composite includes all actual, fee-paying, discretionary, private accounts, including unregistered funds, managed by
Schroders that have investment objectives, policies, strategies, and risks substantially similar to those of the Fund and that have a minimum account size of $2 million (accounts with assets of below $2 million are managed following a strategy Schroders considers to be substantially different from the Fund due to their small size).

      The Schroder Composite assumes the reinvestment of all earnings. No leverage has been used in the accounts included in the Schroder Composite.

      A complete list and description of Schroders' composites and presentations are available upon request by contacting (800) 464-3108, or writing Schroders, at 875 Third Avenue, 22nd Floor, New York, New York 10022.

      Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the Schroder Composite combine the individual accounts' returns by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly returns are calculated by geometrically linking the monthly returns. Investors should be aware that the SEC uses a methodology different from that used below to calculate performance which, as with the use of any methodology different from that below, could result in different performance results.

      All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. The results presented below have been calculated without deduction of investment advisory fees or other expenses of the accounts in the Schroders
Composite. Rather, the performance of such accounts has been restated to deduct
(1) in one column, the highest advisory fees of any account in the Schroders
Composite; and (2) in separate columns, the Net Expenses of the Schroder U.S.
Small and Mid Cap Opportunities Fund shown in the Prospectuses (1.40% and 1.65%
per annum, respectively, for Investor Shares and Advisor Shares of the Fund) to
all periods.

      The institutional private accounts and unregistered funds are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the Investment

__________________________

(1) CFA Institute (formerly the Association for Investment Management and
Research (AIMR)) is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

                                      -37-

Company Act or Subchapter M of the Internal Revenue Code. As a result, the investment portfolios of the Fund, if it had been in operation during the periods shown, would likely have differed to some extent from those of the institutional private accounts and the unregistered funds.

      The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND - PRIOR PERFORMANCE OF
SIMILAR ACCOUNTS

      The table below shows the average annual total returns for the Schroder
Composite with respect to the Schroder U.S. Small and Mid Cap Opportunities Fund
(in one column, restated to reflect reduction of the highest advisory fee paid by any account in the Schroder Composite; in another, restated to reflect deduction of Net Expenses for Investor Shares of the Fund; and in the other, restated to reflect deduction of Net Expenses for Advisor Shares of the Fund)
and a broad-based securities market index as of December 31, 2005.

-----------------------------------------------------------------------------------------------------------------
                                          Schroder Composite Net   Schroder Composite
                Schroder Composite Net    of Net Expenses for      Net of Net Expenses
                of Highest Advisory Fee   Investor Shares of the   for Advisor Shares
                Paid by Any Account in    Fund (1.40% per annum)   of the Fund (1.65%
Year            Composite(1)              (1)                      per annum) (1)        Russell 2500 Index (2)
-----------------------------------------------------------------------------------------------------------------

1 year          12.73%                    12.84%                   12.56%                8.09%
-----------------------------------------------------------------------------------------------------------------
Since           12.73%                    12.84%                   12.56%                8.09%
Inception
-----------------------------------------------------------------------------------------------------------------

(1) The Schroder Composite inception date is December 31, 2004.

(2) Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $992.9 million; the median market capitalization was approximately $640.0 million. The largest company in the index had an approximate market capitalization of $4.0 billion. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                      -38-

MANAGEMENT CONTRACT

      Management Contract. Under a Management Contract between the Trust, on behalf of the Funds, and Schroders, Schroders, at its expense, provides each
Fund with (i) investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Funds, and (ii) management and administrative services necessary for the operation of each of the Funds, including preparation of shareholder reports and communications, regulatory compliance, such as reports to and filings with the
SEC and state securities commissions, and general supervision of the operation of each of the Funds, including coordination of the services performed by each
Fund's sub-administrator, transfer agent, custodian, independent auditors, legal counsel and others.

      Under the Management Contract, Schroders is required to continuously furnish each of the Funds an investment program consistent with the investment objective and policies of each Fund, and to determine, for each Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of each Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and by-laws, and of the
Investment Company Act, and to each Fund's investment objective, policies, and restrictions, and subject further to such policies and instructions as the
Trustees may from time to time establish.

      As compensation for services provided to each Fund pursuant to the
Management Contract, Schroders is entitled to receive from the Trust a fee, computed and paid quarterly, at the following annual rates (based on each Fund's average daily net assets): Schroder Emerging Market Equity Fund - 1.00%; and
Schroder U.S. Small and Mid Cap Opportunities Fund - 1.00%. In order to limit the expenses of each Fund's Investor Shares and Advisor Shares, Schroders has
separately agreed to reduce its compensation and, if necessary, to pay certain other of each Fund's expenses until March 31, 2007 to the extent that the Total
Annual Operating Expenses of a Fund allocable to its Investor Shares exceed the following annual rates (based on the average daily net assets attributable to the Fund's Investor Shares): Schroder Emerging Market Equity Fund - 1.75%; and
Schroder U.S. Small and Mid Cap Opportunities Fund - 1.40%, and to the extent that the Total Annual Operating Expenses of the Fund allocable to its Advisor
Shares exceed the following annual rates (based on the average daily net assets allocable to a Fund's Advisor Shares): Schroder Emerging Market Equity Fund -
2.00%; and Schroder U.S. Small and Mid Cap Opportunities Fund - 1.65%. Schroders
makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroders pays the compensation and expenses of officers and executive employees of the Trust. Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.
Schroders pays the Trust's office rent.

      Under the Management Contract, the Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses;
accounting expenses; payments under any distribution plan; shareholder servicing payments; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with

                                      -39-

Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of each Fund's assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

      The Management Contract provides that Schroders shall not be subject to any liability to the Trust or to any shareholder for any act or omission in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

      The Management Contract may be terminated as to each Fund without penalty by vote of the Trustees, by the shareholders of such Fund, or by Schroders, on
60 days' written notice. The Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, the Management
Contract may be amended only by a vote of the shareholders of the affected
Fund(s) and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not "interested persons" of Schroders. The Management Contract provides that it will continue in effect from year to year (after an initial two-year period) only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of that Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroders. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

      Subadvisory Agreement. On December 6, 2005, the Trustees of the Trust
approved an arrangement whereby Schroders would retain SIMNA Ltd. to serve as sub-adviser to Schroder Emerging Market Equity Fund. In connection therewith, the Trustees approved an Investment Subadvisory Agreement between Schroders,
SIMNA Ltd. and the Trust, on behalf of Schroder Emerging Market Equity Fund (the
"Subadvisory Agreement"). This agreement went into effect on March 31, 2006.

      Under the Subadvisory Agreement, subject to the oversight of the Trustees and the direction and control of Schroders, SIMNA Ltd. is required to provide on behalf of Schroder Emerging Market Equity Fund the portfolio management services required of Schroders under the Fund's Management Contract. Accordingly, SIMNA
Ltd. will be required to regularly provide Schroder Emerging Market Equity Fund with investment research, advice, and supervision and furnish continuously investment programs consistent with the investment objectives and policies of the Fund, and determine, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the Investment Company Act, and to the Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

      For the services to be rendered by SIMNA Ltd., Schroders (and not the
Trust or the Fund) will pay to SIMNA Ltd. a monthly fee in an amount equal to fifty percent (50%) of all fees actually paid by the Fund to Schroders for such month under the Management Contract, provided that SIMNA Ltd.'s fee for any period will be reduced such that SIMNA Ltd. will bear fifty percent (50%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period.

      The Subadvisory Agreement provides that SIMNA Ltd. shall not be subject to any liability to the Trust or Schroders for any mistake of judgment or in any event whatsoever in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

                                      -40-

      The Subadvisory Agreement relating to Schroder Emerging Market Equity Fund may be terminated with respect to the Fund without penalty (i) by vote of the
Trustees or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund on 60 days' written notice to
SIMNA Ltd., (ii) by Schroders on 60 days' written notice to SIMNA Ltd. or (iii)
by SIMNA Ltd. on 60 days' written notice to Schroders and the Trust. The
Subadvisory Agreement will also terminate without payment of any penalty in the event of its assignment. The Subadvisory Agreement may be amended only by written agreement of all parties thereto and otherwise in accordance with the
Investment Company Act.

ADMINISTRATIVE SERVICES

      The Trust, on behalf of the Funds, has entered into an administration and accounting agreement with SEI Investments Global Fund Services ("SEI"). Under that agreement, the Trust, together with Schroder Capital Funds (Delaware), another trust comprised of funds managed by Schroders, pays fees to SEI based on the combined average daily net assets of all the funds of Schroder Capital Funds
(Delaware) and the Trust, according to the following annual rates: 0.115% of the first $600 million of such assets; 0.11% on the next $400 million of such assets; 0.09% on the next $1 billion of such assets; and 0.07% on the average daily net assets in excess of $2 billion. Each Fund pays its pro rata portion of such expenses. The administration and accounting agreement is terminable by either party at the end of a three year initial term or thereafter, at any time, by either party upon six (6) months written notice to the other party. The administration and accounting agreement is terminable by either party in the case of a material breach.

DISTRIBUTOR

      Pursuant to a Distribution Agreement with the Trust, Schroder Fund
Advisors Inc. (the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New
York 10022, serves as the distributor for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroders and its
Affiliates" for ownership information regarding the Distributor.

      Distribution plan for Advisor Shares. Each Fund has adopted a Distribution
Plan pursuant to Rule 12b-1 under the Investment Company Act that allows the
Fund to compensate the Distributor in connection with the distribution of that
Fund's Advisor shares. Under the Plan, a Fund may make payments at an annual rate up to 0.25% of the average daily net assets attributable to its Advisor
Shares. Because the fees are paid out of a Fund's assets attributable to its
Advisor shares on a ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of a Fund and may cost an investor more than paying other types of sales charges.

      The Distribution Plan is a compensation plan. The various costs and expenses that may be paid or reimbursed by amounts paid under the Distribution
Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

                                      -41-

      The Distribution Plan may not be amended to increase materially the amount of payments permitted thereunder without the approval of a majority of the outstanding Advisor Shares of each of the Funds. Any other material amendment to the Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees ("Qualified Trustees") who are not "interested persons" (as defined in the Investment Company Act) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution
Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. The Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the
Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of each of the
Fund's outstanding Advisor Shares.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      SELECTION OF BROKERS. Schroders, in selecting brokers to effect transactions on behalf of the Funds, seek to obtain the best execution available.

      ALLOCATION. Schroders may deem the purchase or sale of a security to be in the best interests of a Fund as well as other clients of Schroders. In such cases, Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

      BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Schroders may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United
States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

      Schroders places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best execution available. In seeking the best price and execution, Schroders considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

      It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroders receives research, statistical, and quotation services from many broker-dealers with which it places the Fund's portfolio transactions. These services, which in some

                                      -42-

cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroders and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing each of the Funds. The investment advisory fee paid by the Funds is not reduced because Schroders and its affiliates receive such services.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, as
amended (the "Securities Exchange Act"), and by the Management Contract,
Schroders may cause the Funds to pay a broker that provides brokerage and research services to Schroders an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroders' authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

      SIMNA Ltd., in its capacity as subadviser to Schroder Emerging Market
Equity Fund, observes substantially the same allocation and brokerage and research policies and practices as those observed by Schroders described above.

      OTHER PRACTICES. Schroders and its affiliates also manage private investment companies ("hedge funds") that are marketed to, among others, existing Schroders clients. These hedge funds may invest in the same securities as those invested in by the Funds. The hedge funds' trading methodologies are generally different than those of the Funds and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in a Fund. At times, the hedge funds may be selling short securities held long in the Funds.

DETERMINATION OF NET ASSET VALUE

      The net asset value per share of each class of shares of each of the Funds is determined daily as of the close of trading on the New York Stock Exchange
(the "Exchange") (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

      Securities for which market quotations are readily available are valued at those quotations. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the
Board of Trustees, which are summarized below.

      Equity securities listed or traded on a domestic or foreign stock exchange for which last sales information is readily available are valued at the last reported sale price on the exchange on that day or, in the absence of sales that day, at the mean between the closing bid and ask prices (the "mid-market price")
or, if none, the last sale price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued based on trading on the exchange where the security is principally traded.) Securities purchased in an initial public offering and that have not commenced trading in a secondary market are valued at cost. Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. In the case of securities traded primarily on the National
Association of Securities Dealers' Automated Quotation System ("NASDAQ"), the
NASDAQ Official Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors. If the
NASDAQ Official Closing Price is not available, such securities will be valued as described above for exchange-traded securities.

                                      -43-

      Reliable market quotations are not considered to be readily available for most long-term bonds. Such securities are valued at fair value, generally on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Below investment grade debt instruments ("high yield debt") and emerging markets debt instruments will generally be valued at prices furnished by pricing services based on the mean of bid and asked prices supplied by brokers or dealers, although, if the bid-asked spread exceeds five points, that security will typically be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, unless
Schroders, believes another valuation is more appropriate.

      Options and futures contracts traded on a securities exchange or board of trade shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded. Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price.

      All other securities and other property are valued at fair value based on procedures established by the Board of Trustees.

      All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars as of the close of trading of the New York Stock
Exchange (normally 4:00 p.m., Eastern time) based on the mean between the last quoted bid and ask price of such currencies against the U.S. dollar.

      If any securities held by a Fund are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain officers at
Schroders) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

      Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New
York Stock Exchange. The values of these securities used in determining the net asset value of a Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day. Occasionally, events affecting the value of such securities may occur between such times and the close of the
Exchange. If events materially affecting the value of such securities occur during such period, then the Fair Value Committee of the Trust may consider whether it is appropriate to value these securities at their fair value.

                                      -44-

      Schroder Emerging Market Equity Fund uses FT-Interactive Data ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Fund based on certain factors and methodologies applied by FT in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Fair Value Committee, designated by the
Fund's Trustees, in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each
non-U.S. security. In consultation with the Trustees, the Fair Value Committee also determines a "confidence interval" which will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Fair
Value Committee is exceeded on a specific day, the Funds shall value non-U.S.
securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by FT.

      The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of each Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more funds or classes may be allocated in proportion to the net asset values of the respective funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific fund or class. The net asset value of a Fund's Advisor Shares will generally differ from that of its Investor
Shares due to the variance in dividends paid on each class of shares and differences in the expenses of Advisor Shares and Investor Shares.

REDEMPTION OF SHARES

      Each Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the applicable Fund.

      The redemption fee may be waived, in Schroders' sole discretion, for certain categories of redemptions that do not raise short-term trading concerns.
These categories include but are not limited to shares redeemed through designated systematic withdrawal plans. The redemption fee does apply to IRAs, and may also apply to shares held in employer-sponsored retirement accounts
(such as 401(k), 403(b), Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension accounts) and shares in retirement plans held in broker omnibus accounts.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

      The Funds have no arrangements with any person to permit frequent purchases and redemptions of the Fund shares.

TAXES

      The following discussion of U.S. federal income tax consequences is based on the Internal Revenue Code of 1986, as amended ("the Code"), existing U.S.
Treasury regulations, and other applicable authority, as of the date of this
SAI. These authorities are subject to change by legislative or

                                      -45-

administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. It does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Funds. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Funds.

      TAXATION OF THE FUNDS. Each Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the
Code.

      As a RIC qualifying to have its tax liability determined under Subchapter
M, a Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

      In order to qualify as a RIC a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in (x)
the securities of any one issuer (other than the U.S. Government or other RICs)
or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and (c)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. Each Fund intends to make such distributions.

      In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004
(the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii)
that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

                                      -46-

      If a Fund does not qualify for taxation as a RIC for any taxable year, the
Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gains (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

      If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M), the Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October,
November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

      TAXABLE DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as described below) are taxed to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long you owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

      For taxable years beginning before January 1, 2011, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a
Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is
60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the
181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise)
to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United States) or (b) treated as a passive foreign investment company.

      In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such
Fund's shares. In any event, if the aggregate qualified dividends received by a
Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than property designated capital gain dividends)
will be eligible to be treated as qualified dividend income. For this

                                      -47-

purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

      Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

      Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1,
2011.

      TRANSACTIONS IN FUND SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon such a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions from a Fund of long-term capital gain with respect to the shares during the six-month period. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

      FOREIGN INVESTMENTS. A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations of the foreign currency concerned.

      With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, a Fund's investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment.
Investments, if any, in "passive foreign investment companies" could subject a
Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund."

      If more than 50% of a Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the
Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. It is

                                      -48-

anticipated that shareholders of Schroder Emerging Market Equity Fund generally will be entitled to claim a credit or deduction with respect to foreign taxes, while shareholders of Schroder U.S. Small and Mid Cap Opportunities Fund
generally will not. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss)
on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

      HEDGING TRANSACTIONS. If a Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the
Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

      BACKUP WITHHOLDING. A Fund is generally required to withhold a percentage of certain of your dividends and other distributions if you have not provided the Fund with your correct taxpayer identification number (normally your Social
Security number), or if you are otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

      TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

      NON-U.S. SHAREHOLDERS. In general, dividends (other than capital gain dividends) paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S.
federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of a fund beginning after December 31,
2004 and before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a
10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with

                                      -49-

the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund (an "interest-related dividend"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by a Fund (a "short-term capital gain dividend"). A Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, capital gain dividends will not be subject to withholding of
U.S. federal income tax.

      If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

      Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating
183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

PRINCIPAL HOLDERS OF SECURITIES

      As of March 31, 2006, no shares of the Funds were outstanding.

                                      -50-

CUSTODIAN

      JP Morgan Chase Bank, 270 Park Avenue, New York, New York, is the
custodian of the assets of the Funds. The custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments. The custodian does not determine the investment policies of a Fund or decide which securities a Fund will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

      Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy,
Massachusetts 02171, is the Trust's registrar, transfer agent, and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, provides audit services, and tax return preparation services.
Their address is Two Commerce Square, Suite 1700, 2001 Market Street,
Philadelphia, Pennsylvania 19103.

CODE OF ETHICS

      Schroders, Schroder Fund Advisors Inc., the Trust's distributor, and SIMNA
Ltd. have each adopted a Code of Ethics, and the Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust have adopted a combined Code of
Ethics, pursuant to the requirements of Rule 17j-1 of the Investment Company
Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics have been filed as exhibits to the Trust's Registration Statement.

PROXY VOTING POLICIES AND PROCEDURES

      The Trust has delegated authority and responsibility to vote any proxies relating to voting securities held by the Funds to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of Schroders' proxy voting policies and procedures is attached as Appendix
A to this SAI. Information regarding how Schroders voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, through the Schroders Funds' website at www.schroderfunds.com; and (2) on the Securities and Exchange Commission's
website at www.sec.gov.

LEGAL COUNSEL

      Ropes & Gray LLP, One International Place, Boston, Massachusetts
02110-2624, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's
Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's

                                      -51-

Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of such Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a
Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

      As the Funds have recently commenced operations, financial statements for the Funds are unavailable.

                                      -52-

APPENDIX A

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.
POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS
OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.'s
("Schroders") policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that Schroders:

   o  Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

   o  Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the "Funds"):

   o  Disclose their proxy voting policies and procedures in their registration statements and

   o  Annually, file with the SEC and make available to shareholders their actual proxy voting.

(A)   PROXY VOTING GENERAL PRINCIPLES

Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

PROXY COMMITTEE

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The
Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders' Global Corporate Governance Team (the "Team") is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global
Corporate Governance Policy (the "Policy"), as revised from time to time. The
Policy, which has been developed by Schroders'

                                       A-1

Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders' positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

Schroders uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services.
ISS's primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS's and others' recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders' clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

For example, conflicts of interest may arise when:

   o  Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;

   o  A proponent of a proxy proposal has a client relationship with Schroders;

   o  A proponent of a proxy proposal has a business relationship with
      Schroders;

   o  Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. The
Team will determine whether a proposal is material as follows:

   o  Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

   o  Non-Routine Proxy Proposals: Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for

                                       A-2

      management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy,
      Schroders will address matters involving such conflicts of interest as follows:

      A.    If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

      B.    If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

      C.    If the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders' own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

      D.    If the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then
Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS' recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or
(c) obtain approval of the decision from the Chief Compliance Officer and the
Chief Investment Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING

      The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the
Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the
Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written)
from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule
30b1-4:

      For each matter on which a fund is entitled to vote:

                                       A-3

   o  Name of the issuer of the security;

   o  Exchange ticker symbol;

   o  CUSIP number, if available;

   o  Shareholder meeting date;

   o  Brief summary of the matter voted upon;

   o  Source of the proposal, i.e., issuer or shareholder;

   o  Whether the fund voted on the matter;

   o  How the fund voted; and

   o  Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds'
actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

                                       A-4

                              SCHRODER SERIES TRUST

                          Schroder Enhanced Income Fund
                     Schroder Total Return Fixed Income Fund

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                     Part 2

                                 August 30, 2006

                                                                            PAGE
                                                                            ----

TRUST HISTORY .............................................................   1

FUND CLASSIFICATION .......................................................   1

CAPITALIZATION AND SHARE CLASSES ..........................................   1

ADDITIONAL INFORMATION CONCERNING THE FUND'S PRINCIPAL INVESTMENT

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND

APPENDIX C   SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA POLICY
             RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS OF
             INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS ..... C-1

                          SCHRODER ENHANCED INCOME FUND
                     SCHRODER TOTAL RETURN FIXED INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

Schroder Series Trust (the "Trust") is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust's
Agreement and Declaration of Trust (as amended, the "Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Schroder Enhanced Income Fund and Schroder
Total Return Fixed Income Fund (each, a "Fund" and collectively, the "Funds")
are series of the Trust. The Trust currently also comprises six other publicly offered series, Schroder Emerging Market Equity Fund, Schroder International
Diversified Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund,
Schroder Strategic Bond Fund, Schroder Municipal Bond Fund, and Schroder
Short-Term Municipal Bond Fund. Schroder Investment Management North America
Inc. ("Schroders") serves as investment adviser to the Fund.

FUND CLASSIFICATION

Each Fund is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company
Act" or the "1940 Act"). This means that with respect to 75% of a Fund's total assets, (i) that Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of such Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies) and (ii) that Fund may not invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies). Neither Fund is subject to this limitation with respect to the remaining 25% of its total assets.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The shares of each of the Funds described in this Statement of
Additional Information ("SAI") are currently divided into two classes, Investor
Shares and Advisor Shares. Each class of shares is offered through a separate
Prospectus. Unlike Investor Shares, Advisor Shares are currently subject to distribution fees, so that the performance of a Fund's Investor Shares will normally be more favorable than that of the Fund's Advisor Shares over the same time period. Generally, expenses and liabilities particular to a class of a
Fund, such as distribution fees applicable only to Advisor Shares, are allocated only to that class. Expenses and liabilities not related to a particular class are allocated in relation to the respective net asset value of each class, or on such other basis as the Trustees may in their discretion consider fair and equitable to each class. A Fund may suspend the sale of shares at any time.

Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by a class of shares on matters affecting the class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove
Trustees or to take other actions as provided in the Declaration of Trust.
Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trust as approved by the Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of that Fund attributable to the class of shares. Because
Investor and Advisor Shares are subject to different expenses, a Fund's dividends and other distributions will normally differ between the two classes.

ADDITIONAL INFORMATION CONCERNING THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES

The following discussion provides additional information concerning the Funds'
principal investment strategies and the principal risks of the Funds described in the Prospectuses. Because the following is a combined description of investment strategies and risks for both Funds, certain strategies or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in the Prospectuses or under "Investment Restrictions" in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

FIXED INCOME SECURITIES. In periods of declining interest rates, the yield
(income from portfolio investments) of a Fund may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a
Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund can generally be expected to change as general levels of interest rates fluctuate. The values of fixed income securities in a Fund's portfolio generally vary inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. The Schroder Total Return Fixed Income Fund may purchase fixed income securities issued by companies of any market capitalization, including small companies. Such investments may involve greater risk than is usually associated with larger, more established companies.

LOWER-RATED SECURITIES. The Schroder Total Return Fixed Income Fund may invest up to 20% of its total assets in lower-rated fixed-income securities (commonly known as "junk bonds"). The Fund may invest in securities that are in default, and which offer little or no prospect for the payment of the full amount of unpaid principal and interest, although normally the Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody's Investors Service, Inc., Standard & Poor's Rating Service, or
Fitch Investors Service, Inc.) has rated the securities CC- (or the equivalent)
or better, or the Fund's adviser has determined the securities to be of comparable quality. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by
Moody's Investors Service, Inc. or Standard & Poor's Rating Service (or by any
other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund's assets. Conversely, during periods of rising interest rates, the value of the
Fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Schroders will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

                                         2

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a portion of the Fund's assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by
Schroders or its affiliates, holds all or a major portion. Although Schroders generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when Schroders believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held.
Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.
In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value. In the case of tax-exempt funds, any income derived from the Fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund's intention to qualify as a
"regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by the Fund may permit the issuer at its option to
"call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The Fund may invest without limit in so-called "payment-in-kind" bonds.
Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the Fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on Schroders' investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

ZERO-COUPON SECURITIES. Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund may fluctuate over a greater range than shares of other funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund is required to distribute the income on zero-coupon securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, a
Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

                                         3

Zero-coupon securities may include U.S. Treasury bills issued directly by the
U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including
Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on
Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities
(i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal
Reserve program as established by the U.S. Treasury Department is known as
"STRIPS" or "Separate Trading of Registered Interest and Principal of
Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

MORTGAGE RELATED AND ASSET-BACKED SECURITIES. Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a
Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return its adviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates.
One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they

                                         4

may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the
U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.
CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.
Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities.
Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments
(including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

LOAN PARTICIPATIONS AND OTHER FLOATING RATE LOANS. The Schroder Total Return
Fixed Income Fund may invest in "loan participations." By purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The Fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the

                                         5

Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the Fund will invest, however, Schroders will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Schroders' analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Schroders will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which the Schroder Total Return Fixed Income Fund may invest are not generally rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan participation will depend almost exclusively on Schroders', and the original lending institution's, credit analysis of the borrower.
Investments in loan participations may be of any quality, including "distressed"
loans, and will be subject to the Fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, the Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, the Fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The
Fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The Fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the
Fund such payments and to enforce the Fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the underlying loan. When the Fund is required to rely upon a lending institution to pay to the Fund principal, interest and other amounts received by it, Schroders will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the Schroder Total Return Fixed Income Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time.
There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the Schroder Total Return Fixed Income Fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the Fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out"
transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the Fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the Fund may also involve loans made in foreign currencies. The Fund's investment in such participations would involve the risks of currency fluctuations described below with respect to investments in the foreign securities.

                                         6

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Schroders may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the
Schroder Total Return Fixed Income Fund's portfolio. Possession of such information may in some instances occur despite Schroders' efforts to avoid such possession, but in other instances Schroders may choose to receive such information (for example, in connection with participation in a creditors'
committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Schroders' ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on Schroders' ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Schroders may hold other securities issued by borrowers whose floating rate loans may be held in the Schroder Total
Return Fixed Income Fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund's portfolio, convertible debt or common or preferred equity securities.
In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, Schroders may owe conflicting fiduciary duties to the Fund and other client accounts. Schroders will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Schroders' client accounts collectively held only a single category of the issuer's securities.

FORWARD COMMITMENTS. A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities they own. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the
Fund of an advantageous yield or price.

Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroders deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

DERIVATIVES. Certain of the instruments in which a Fund may invest, such as futures contracts, options, swaps, and forward contracts, are considered to be
"derivatives." Derivatives are financial instruments whose value depends upon, or derives from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectuses or in this SAI. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates.
Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The Schroder Total Return Fixed
Income Fund may also engage in derivative transactions involving foreign currencies. See "Foreign Currency Transactions."

                                         7

OPTIONS. A Fund may purchase and sell put and call options on its portfolio securities to protect against changes in market prices and for other purposes.

      Call options. A Fund may write call options on its portfolio securities for various purposes, including without limitation to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such transactions may also be used as a limited form of hedging against a decline in the price of securities owned by a Fund.

      A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a
Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund's exposure on such an option is theoretically unlimited.

      In return for the premium received when it writes a call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option.
The Fund retains the risk of loss should the price of such securities decline.
If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security.
If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

      A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to realize a profit on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security or protect a security from being called in an unexpected market rise.

      Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security.
Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

      Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the
Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

      In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

      A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio  holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying  security at the exercise price  regardless of any decline in its market price. In order

                                         8

for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the
Fund might have realized had it sold the underlying security instead of buying the put option.

      A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, are able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

      The Schroder Total Return Fixed Income Fund may also purchase put and call options to enhance its current return. The Schroder Total Return Fixed Income
Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities. The Schroder Total Return Fixed Income Fund may purchase and sell options on foreign securities if in Schroders' opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders to forecast market and interest rate movements correctly.

      An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroders believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders believes it is inadvisable to do
so.

      Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroders may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

      As described below, each Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets.
Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The
Options Clearing Corporation. A Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroders, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the
Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

                                         9

      Government regulations, particularly the requirements for qualification as a "regulated investment company" (a "RIC") under the Code, may also restrict the
Trust's use of options.

FUTURES CONTRACTS. To the extent permitted by the investment restrictions set forth under "Investment Restrictions" below, by the investment policies described in the Prospectuses and by applicable law, each Fund may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. Depending upon the change in the value of the underlying security or index when a Fund enters into or terminates a futures contract, the
Fund may realize a gain or loss.

      The Funds are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange
Act (the "CEA") and, therefore, such person is not subject to registration or regulation as pool operators under the CEA.

Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short" position - it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of the Fund's Valuation Committee, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or the Valuation
Committee.

      Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears in Schroders' judgment economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

      Hedging by use of futures on securities seeks to establish more certainty than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the
Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

      A Fund may also use futures to adjust the duration of its fixed income portfolio and otherwise to manage (increase or decrease) the Fund's exposure to interest rate risk.

      On other occasions, a Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when a Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

      Successful use by a Fund of futures contracts on securities is subject to
Schroders' ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if a
Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

                                        10

      A Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series.
There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers'
requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to a purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

      Depending on the change in the value of the index between the time when a
Fund enters into and terminates an index futures transaction, a Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York
Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of
$180 and the S&P 100 Index is at $184 on that future date, the Fund will gain
$400 (100 units x gain of $4). If a Fund enters into a futures contract to sell
100 units of the stock index at a specified future date at a contract price of
$180 and the S&P 100 Index is at $182 on that future date, the Fund will lose
$200 (100 units x loss of $2).

      A Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

      In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroders'
judgment, have a significant correlation with movements in the prices of the
Fund's portfolio securities.

      Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract
(a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

      As an alternative to purchasing and selling call and put options on index futures contracts, a Fund may purchase and sell index futures contracts and may purchase and sell call and put options on the underlying indices

                                        11

themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put)
or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

      A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which they have purchased.
A Fund may also allow such options to expire unexercised.

      Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

      A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as
"initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

      Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates.
For example, when a Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

      When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the
Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the

                                        12

development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Funds generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Funds would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund's securities which are the subject of a hedge.
Schroders will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund's portfolio securities sought to be hedged.

      Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroders' ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions.
Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders may still not result in a successful hedging transaction over a very short time period.

Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Fund will engage in such transactions at any time or from time to time. A
Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. A
Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund. As an open-end investment company, registered with the SEC, the Trust is subject to federal securities laws, including the 1940 Act, related rules and various SEC and SEC Staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Trust must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or Staff-approved measures while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to
"cash-settle," the Trust must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Trust is permitted to set aside liquid assets in an amount equal to the Trust's daily marked-to-market (net) obligation (i.e. the Trust's daily net liability, if any)
rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forward or futures the Trust will have the ability to employ leverage to a greater extent than if the Trust were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain

                                        13

risks. The Trust reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its Staff.

WARRANTS TO PURCHASE SECURITIES. A Fund may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

SWAP AGREEMENTS. A Fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease a Fund's exposure to long-or short-term interest rates (in the
placecountry-regionUnited States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a Fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures.

      A Fund may also enter into "credit default" swap transactions. In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in an event of default (or similar events) by a third party on its obligations. A Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). A Fund would generally enter into this type of transaction to limit or reduce risk with respect to bonds or loans that it owns in its portfolios or otherwise in connection with transactions intended to reduce one or more risks in the Fund's portfolio, or otherwise to increase the Fund's investment return. In addition, a Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. A Fund would generally enter into this type of transaction as a substitute for investment in the securities of the issuer, or otherwise to increase the Fund's investment return.

      A Fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which they enter into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. A Fund's ability to engage in certain swap transactions may be limited by tax considerations.

HYBRID INSTRUMENTS. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of depositor other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities
(collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

      The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the

                                        14

operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Funds may not be successful.

      Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss
(or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

      Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Schroder Total Return Fixed Income Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a
U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the
Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

      Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

      Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a
Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the Commodities Futures Trading Commission (the
"CFTC"), which generally regulates the trading of commodity futures by U.S.
persons, the SEC, which regulates the offer and sale of securities by and to
U.S. persons, or any other governmental regulatory authority.

STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans)
and the issuance by that entity or one or more classes of securities
("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks

                                        15

than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

FOREIGN SECURITIES. A Fund may invest in securities principally traded in foreign markets, although the Schroder Enhanced Income Fund may invest only in
U.S. dollar denominated securities. A Fund may also invest in Eurodollar certificates of deposit and other certificates of deposit issued by United
States branches of foreign banks and foreign branches of United States banks.

      Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S.
company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the
United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities held by the
Schroder Total Return Fixed Income Fund may be denominated in foreign currencies, the values of that Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and that Fund may incur costs in connection with conversion between currencies.

      In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the
United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

      Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.

EMERGING MARKET SECURITIES. The Schroder Total Return Fixed Income Fund may
invest in securities of companies determined by Schroders to be "emerging market" issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets;
controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars;
unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and
greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a

                                        16

significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

      In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FOREIGN CURRENCY TRANSACTIONS. The Schroder Total Return Fixed Income Fund may
engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return.
The Fund may engage in both "transaction hedging" and "position hedging".

      When it engages in transaction hedging, the Schroder Total Return Fixed
Income Fund enters into foreign currency transactions with respect to specific receivables or payables of that Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the
Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

      The Schroder Total Return Fixed Income Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

      For transaction hedging purposes, the Schroder Total Return Fixed Income
Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroders' opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

      When it engages in position hedging, the Schroder Total Return Fixed
Income Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by that Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The
Fund may also purchase or sell foreign currency on a spot basis.

      The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

      It is impossible to forecast with precision the market value of the
Schroder Total Return Fixed Income Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received

                                        17

upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the
Fund is obligated to deliver.

      To offset some of the costs to the Schroder Total Return Fixed Income Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

      Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Schroder Total Return Fixed Income
Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time or from time to time.

      The Schroder Total Return Fixed Income Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

CURRENCY FORWARD AND FUTURES CONTRACTS. The Schroder Total Return Fixed Income
Fund may enter into currency forward and futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.
The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

      Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month.
Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

      At the maturity of a forward or futures contract, the Schroder Total
Return Fixed Income Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

      Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Schroder Total Return Fixed
Income Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

FOREIGN CURRENCY OPTIONS. The Schroder Total Return Fixed Income Fund may enter into options on foreign currencies. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges. Such options

                                        18

will be purchased or written by the Schroder Total Return Fixed Income Fund only when Schroders believes that a liquid secondary market exists for such options.
There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

      The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference
(the "spread") between prices at which they buy and sell various currencies.
Thus, a dealer may offer to sell a foreign currency to the Schroder Total Return
Fixed Income Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

CONVERTIBLE SECURITIES. The Schroder Total Return Fixed Income Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

      The market value of a convertible security is a function of its
"investment value" and its "conversion value." A security's "investment value"
represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's
"conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

      If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

      The Schroder Total Return Fixed Income Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

      The Schroder Total Return Fixed Income Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be

                                        19

illiquid. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses and this SAI, the Funds may employ other investment practices and may be subject to additional risks, which are described below.

WHEN-ISSUED SECURITIES. A Fund may from time to time purchase securities on a
"when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to that Fund.
To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, the
Fund may intend actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate. There is no limit on the amount of a Fund's assets that may be invested in repurchase agreements. To the extent that a Fund has invested a substantial portion of its assets in repurchase agreements, the Fund's investment return on such assets, and potentially the
Fund's ability to achieve its investment objectives, will depend on the counterparties' willingness and ability to perform their obligations under the repurchase agreements.

LOANS OF FUND PORTFOLIO SECURITIES. A Fund may lend its portfolio securities in order to earn additional income provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, cash, or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. While a Fund may loan portfolio securities with an aggregate market value of up to one-third of the Fund's total assets at any time, entering into securities loans is not a principal strategy of either Fund and the risks arising from lending portfolio securities are not principal risks of investing in either Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, Schroders will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail
                                        20

financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with that Fund.

SHORT SALES. A Fund may seek to hedge investments or, in the case of the Fund, realize additional gains, through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.
The net proceeds of the short sale will be retained by the broker (or by the
Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the
Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out their short position. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

      At any time that a Fund has sold a security short, it will maintain liquid securities, in a segregated account with its custodian, in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the value at the time of the securities sold short.

PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws.
Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when Schroders believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value.

      While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

      The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Schroders may at times play a greater role in valuing these securities than in the case of publicly traded securities.

      Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. A Fund may be deemed to be an
"underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer,

                                        21

or the prospectus forming a part of it, is materially inaccurate or misleading.
The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of a Fund) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Schroders. Schroders will consider a restricted security to be readily marketable if it reasonably concludes that the security can be disposed of within seven days in the ordinary course of business for a price approximately the same as the price at which the Fund values the security, considering factors such as the nature of the security and the market for the security, the frequency of recent trades and quotes for such security and the availability of information regarding prospective purchasers of such security.

TEMPORARY DEFENSIVE STRATEGIES. As described in the Prospectuses, Schroders may at times judge that conditions in the securities markets make pursuing a Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, a Fund would invest in investment grade debt securities, cash, or money market instruments to any extent Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies, and a Fund is not required to use alternate strategies in any case. One risk of taking such temporary defensive positions is that a Fund may not achieve its investment objectives.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may only be changed with approval by the holders of a majority of the outstanding voting securities of that Fund, a Fund may not:

      1.    issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

            Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below). A class of securities may be senior to the
            Fund's shares of beneficial interest if it provides a preference upon liquidation, preferential dividends, or similar rights.

      2.    borrow money, except to the extent permitted by applicable law from time to time, or purchase securities when outstanding borrowings of money exceed 5% of the Fund's total assets;

            Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio which the value of the total assets of the investment company
            (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

      3.    act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

      4.    (i) as to 75% of its total assets, purchase any security (other than
            Government securities, as such term is defined in the 1940 Act); and
            other than securities of other investment companies), if as a result more than 5% of the Fund's total assets (taken at current value)
            would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, or

            (ii) purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry;

                                        22

            NOTE: Government securities are defined in the 1940 Act as any security issued or guaranteed as to principal or interest by the
            United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

      5.    make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities;

      6.    purchase or sell commodities or commodity contracts, except that the
            Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except in connection with otherwise permissible options, futures, and commodity activities; and

      7.    purchase or sell real estate or interests in real estate, including real estate mortgage loans, although the Fund may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities
            representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

                                 --------------

It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

In addition, each of the Funds may, as a matter of non-fundamental policy, engage in short sales of securities as described in this SAI from time to time and pledge up to one-third of its assets in connection with permissible borrowings by the Fund. In addition, as a non-fundamental policy, neither Fund will invest in other companies for the purpose of exercising control of those companies.

All percentage limitations on investments (except the limitation with respect to securities that are not readily marketable set forth in the preceding paragraph)
will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment; except that, if a Fund is required by law to maintain the 300%
asset coverage ratio described above in the Note following restriction 2, and the Fund for any reason ceases to maintain that asset coverage, it will take steps to restore that asset coverage ratio within three days thereafter
(excluding Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectuses, the other investment policies described in this SAI or in the Prospectuses are not fundamental and may be changed by approval of the Trustees.

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than
50% of the outstanding shares of that Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the SEC on Form N-CSR and Form N-Q, each Fund makes its full portfolio holdings publicly available to shareholders on a quarterly basis. Each Fund normally makes such filings on or shortly after

                                        23

the sixtieth day following the end of a fiscal quarter. Each Fund delivers its complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on Form N-CSR, to shareholders in the Funds' semi-annual and annual reports. The Funds do not deliver its complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at www.sec.gov.

POLICIES AND PROCEDURES. The Schroder Funds have adopted policies and procedures with respect to disclosure of the Funds' portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in a Fund's portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that neither Schroders nor the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.
Portfolio holdings may be disclosed to certain third parties in advance of quarterly filings by the Funds with the SEC. In each instance of such advance disclosure, a determination will have been made by Schroders that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law)
or trade on the nonpublic information. The Funds currently disclose nonpublic portfolio holdings information only to recipients who have agreed in writing with Schroders to keep such information confidential. In some cases these recipients are subject to a contractual obligation to keep portfolio holdings information confidential, and in other cases they are subject to a contractual obligation to keep information disclosed to them by the relevant Fund confidential. Recipients of nonpublic portfolio holdings information are also subject to legal requirements prohibiting them from trading on material nonpublic information. In the future, where Schroders does not believe that the risk of disclosure is material, a Fund may disclose information to recipients who do not have an independent duty not to disclose the nonpublic information and are not party to a confidentiality agreement. Any inappropriate use of such information by the recipient could be harmful to the Fund and its shareholders.
The Funds have no ongoing arrangements to make available nonpublic portfolio holdings information, except as described in the procedures below. Nonpublic portfolio holdings information is disclosed by a Fund's portfolio management team, except in cases where the information is disclosed by other personnel or agents of the Funds, as described below. The following list describes the circumstances in which a Fund discloses its portfolio holdings to selected third parties:

Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility.
Under Schroders' code of ethics, portfolio managers are prohibited from disclosing nonpublic information to third parties. Portfolio managers may also release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

Schroders. In its capacity as adviser to the Funds, certain Schroders personnel and personnel of its affiliates, SIMNA Ltd. and Schroder Investment Management
Limited, that deal directly with the processing, settlement, review, control, auditing, reporting, or valuation of portfolio trades will have full daily access to Fund portfolio holdings. Employees of SIMNA Ltd. and Schroder
Investment Management Limited with access to portfolio holdings information are provided with training on the Trust's policies and procedures regarding disclosure of portfolio holdings information. Training is provided by the
Schroders compliance department in the applicable jurisdiction, after consultation with Schroders plc's global compliance department located in
London. The Trust's Chief Compliance Officer reports to the Trustees regarding compliance by such affiliates.

External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include fund accounting agents, pricing services, and the custodian have daily access to all Fund portfolio holdings. Portfolio holdings information is provided on an ongoing basis to the Funds' administrator SEI Investments Global
Funds Services ("SEI"). PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm, receives portfolio holdings information yearly in connection with the Funds' audit. Schroders utilizes the services of
Institutional Shareholder Services ("ISS") to assist with proxy voting. ISS receives full Fund portfolio holdings on a monthly basis for the Funds for which it provides services.

Ranking/Rating Agencies. Morningstar, Lipper, Thomson and Bloomberg receive the
Funds' full portfolio holdings no earlier than 60 calendar days following the end of each calendar quarter.

                                        24

      Certain approved recipients of portfolio holdings information are listed in the policies and procedures with respect to the disclosure of each of the
Fund's portfolio holdings approved by the Board of Trustees of the Trust. Any addition to the list of approved recipients of portfolio holdings information included in such procedures (whether on an ongoing or a one-time basis) requires approval by the President and Chief Compliance Officer of the relevant Fund based on a review of: (i) the type of Fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information;
(iv) the frequency of the information to be provided; (v) the length of the period, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the
Fund; (vii) the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of the Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

      In general, the Schroder Funds policies and procedures provide that disclosure by Schroders of information about the holdings of client accounts other than a Fund's account is governed by the policies relating to protection of client information pursuant to Regulation S-P. Details about the holdings of any portfolio other than a Fund's, however, may provide holdings information that is substantially identical to holdings of a Fund that have not yet been publicly released. To the extent that disclosure of non-Fund portfolios to persons other than those enumerated in the Schroders Funds policies and procedures would provide information substantially identical to a Fund's portfolio, that disclosure is subject to the Schroder Funds policies and procedures.

      Nothing in the Schroder Funds policies and procedures prohibits any investment group from providing to a research service provider a coverage list that identifies securities that the investment group follows for research purposes provided that: (i) the list of securities does not consist exclusively of the current portfolio holdings of any Fund; and (ii) no information about actual holdings by any account is included.

      The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for the general oversight of the
Trust's business. Subject to such policies as the Trustees may determine,
Schroders furnishes a continuing investment program for the Funds and makes investment decisions on its behalf. Subject to the control of the Trustees,
Schroders also manages the Funds' other affairs and business.

The names, addresses and ages of the Trustees and executive officers of the
Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated
positions until his or her resignation or removal.

                                        25

                             DISINTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust
(each, a "Disinterested Trustee").

-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF           OTHER
                                             TERM OF                                 PORTFOLIOS IN     DIRECTORSHIPS
                             POSITION(S)   OFFICE AND            PRINCIPAL           FUND COMPLEX        OUTSIDE OF
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF      OCCUPATION(S) DURING       OVERSEEN BY      SCHRODERS FUND
  DISINTERESTED TRUSTEE         TRUST      TIME SERVED         PAST 5 YEARS             TRUSTEE           COMPLEX
-----------------------------------------------------------------------------------------------------------------------

David N. Dinkins, 79         Trustee       Indefinite    Trustee of the Trust             10                None
875 Third Avenue, 22nd Fl.                 Since 1994    and Schroder Capital
New York, NY 10022                                       Funds (Delaware);
                                                         Professor, Columbia
                                                         School of International
                                                         and Public Affairs.

-----------------------------------------------------------------------------------------------------------------------
Peter E. Guernsey, 85        Trustee       Indefinite    Trustee of the Trust             10                None
875 Third Avenue, 22nd Fl.                 Since 1997    and Schroder Capital
New York, NY 10022                                       Funds (Delaware).
                                                         Retired. Formerly,
                                                         Senior Vice President,
                                                         Marsh & McLennan, Inc.
                                                         (insurance services).

-----------------------------------------------------------------------------------------------------------------------
John I. Howell, 89           Trustee       Indefinite    Trustee and Lead                 11         American Life
875 Third Avenue, 22nd Fl.                 Since 1996    Disinterested Trustee                       Assurance Co. of
New York, NY 10022                                       of the Trust, Schroder                      New York; United
                                                         Capital Funds (Delaware)                    States Life
                                                         and Schroder Global                         Insurance Co. of
                                                         Series Trust; Private                       the City of New
                                                         Consultant, Indian Rock                     York; First
                                                         Corporation (individual                     SunAmerica Life
                                                         accounting).                                Insurance Co.

-----------------------------------------------------------------------------------------------------------------------
Peter S. Knight, 55          Trustee       Indefinite    Trustee of the Trust,            11         Medicis; PAR
875 Third Avenue, 22nd Fl.                 Since 1997    Schroder Capital                            Pharmaceuticals;
New York, NY 10022                                       Funds (Delaware) and                        and Entremed
                                                         Schroder Global Series
                                                         Trust; Director, Schroder
                                                         Japanese Long/Short Fund;
                                                         Director, Schroder Credit
                                                         Renaissance Fund, LP;
                                                         Director, Schroder
                                                         Alternative Strategies
                                                         Fund; President,
                                                         Generation Investment
                                                         Management U.S. Formerly,
                                                         Managing Director,
                                                         MetWest Financial
                                                         (financial services);
                                                         President, Sage Venture
                                                         Partners (investing); and
                                                         Partner, Wunder, Knight,
                                                         Forcsey & DeVierno (law
                                                         firm).

-----------------------------------------------------------------------------------------------------------------------
William L. Means, 70         Trustee       Indefinite    Trustee of the Trust              10               None
875 Third Avenue, 22nd Fl.                 Since 1997    and Schroder Capital
New York, NY 10022                                       Funds (Delaware).
                                                         Retired.

-----------------------------------------------------------------------------------------------------------------------
Clarence F. Michalis, 84     Trustee       Indefinite    Trustee of the Trust,             11               None
875 Third Avenue, 22nd Fl.                 Since 1997    Schroder Capital
New York, NY 10022                                       Funds (Delaware) and
                                                         Schroder Global
                                                         Series Trust.
-----------------------------------------------------------------------------------------------------------------------

                                        26

-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF           OTHER
                                             TERM OF                                 PORTFOLIOS IN     DIRECTORSHIPS
                             POSITION(S)   OFFICE AND            PRINCIPAL           FUND COMPLEX        OUTSIDE OF
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF      OCCUPATION(S) DURING       OVERSEEN BY      SCHRODERS FUND
  DISINTERESTED TRUSTEE         TRUST      TIME SERVED         PAST 5 YEARS             TRUSTEE           COMPLEX
-----------------------------------------------------------------------------------------------------------------------

                                                         Retired. Formerly,
                                                         Chairman of the Board
                                                         of Directors, Josiah
                                                         Macy, Jr., Foundation.

-----------------------------------------------------------------------------------------------------------------------
Hermann C. Schwab, 86        Trustee       Indefinite    Trustee of the Trust              10               None
875 Third Avenue, 22nd Fl.                 Since 1997    and Schroder Capital
New York, NY 10022                                       Funds (Delaware).
                                                         Retired.

-----------------------------------------------------------------------------------------------------------------------
James D. Vaughn, 61          Trustee       Indefinite    Trustee and Chairman              11        AMG National Trust
875 Third Avenue, 22nd Fl.                 Since 2003    of the Audit                                       Bank
New York, New York 10022                                 Committee of the Trust,
                                                         Schroder Capital Funds
                                                         (Delaware) and Schroder
                                                         Global Series Trust.
                                                         Retired. Formerly,
                                                         Managing Partner,
                                                         Deloitte & Touche USA,
                                                         LLP-Denver.

-----------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES

The following table sets forth certain information concerning a Trustee who is an "interested person" (as defined in the Investment Company Act) of the Trust
(an "Interested Trustee").

-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF           OTHER
                                             TERM OF                                 PORTFOLIOS IN     DIRECTORSHIPS
                             POSITION(S)   OFFICE AND            PRINCIPAL           FUND COMPLEX        OUTSIDE OF
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF      OCCUPATION(S) DURING       OVERSEEN BY      SCHRODERS FUND
    INTERESTED TRUSTEE          TRUST      TIME SERVED         PAST 5 YEARS             TRUSTEE           COMPLEX
-----------------------------------------------------------------------------------------------------------------------

Peter L. Clark, 42*          Trustee       Indefinite    Trustee and Chairman              10               None
875 Third Avenue, 22nd Fl.   and           Since 2003    of the Trust and
New York, NY 10022           Chairman                    Schroder Capital Funds
                                                         (Delaware); Chief
                                                         Executive Officer,
                                                         Schroders. Formerly,
                                                         Managing Director and
                                                         Head of Emerging Markets,
                                                         JP Morgan/JP Morgan
                                                         Investment Management;
                                                         Vice President and Head
                                                         of Proprietary Trading,
                                                         JP Morgan.

-----------------------------------------------------------------------------------------------------------------------

* Mr. Clark is an Interested Trustee due to his status as an officer and employee of Schroder Investment Management North America Inc. and its
affiliates.

                                        27

                                    OFFICERS

The following table sets forth certain information concerning the Trust's officers. The officers of the Trust are employees of organizations that provide services to the Fund.

---------------------------------------------------------------------------------------------------------------------
NAME, AGE AND ADDRESS        POSITION(S) HELD WITH   TERM OF OFFICE               PRINCIPAL OCCUPATION(S)
OF OFFICER                   TRUST                   AND LENGTH OF TIME SERVED    DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------

Peter L. Clark, 42           Trustee and Chairman    Indefinite                   Trustee and Chairman of the Trust
875 Third Avenue, 22nd Fl.                           Since 2003                   and Schroder Capital Funds
New York, NY 10022                                                                (Delaware); Director and Chief
                                                                                  Executive Officer, Schroders.
                                                                                  Formerly, Managing Director and
                                                                                  Head of Emerging Markets, JP
                                                                                  Morgan/JP Morgan Investment
                                                                                  Management; Vice President and
                                                                                  Head of Proprietary Trading, JP
                                                                                  Morgan.

---------------------------------------------------------------------------------------------------------------------
Mark A. Hemenetz, 50         President and           Indefinite                   Chief Operating  Officer,  Director
875 Third Avenue, 22nd Fl.   Principal Executive     Since May 2004               and   Executive   Vice   President,
New York, NY 10022           Officer                                              Schroders;  Chairman and  Director,
                                                                                  Schroder   Fund   Advisors    Inc.;
                                                                                  President and  Principal  Executive
                                                                                  Officer,   the   Trust,    Schroder
                                                                                  Capital   Funds    (Delaware)   and
                                                                                  Schroder   Global   Series   Trust.
                                                                                  Formerly,  Executive Vice President
                                                                                  and    Director    of    Investment
                                                                                  Management, Bank of New York.

---------------------------------------------------------------------------------------------------------------------
Alan M. Mandel, 48           Treasurer and Chief     Indefinite                   First Vice President, Schroders;
875 Third Avenue, 22nd Fl.   Financial Officer       Since May 2003               Chief Operating Officer, Treasurer
New York, NY 10022                                                                and Director, Schroder Fund
                                                                                  Advisors Inc.; Treasurer and Chief
                                                                                  Financial Officer, the Trust,
                                                                                  Schroder Global Series Trust and
                                                                                  Schroder Capital Funds (Delaware).

---------------------------------------------------------------------------------------------------------------------
Carin F. Muhlbaum, 44        Vice President and      Indefinite                   Senior Vice President, General
875 Third Avenue, 22nd Fl.   Clerk                   Vice President since 1998;   Counsel, and Chief Administrative
New York, NY 10022                                   Clerk since 2001             Officer, Schroders; Director,
                                                                                  Senior Vice President, Secretary
                                                                                  and General Counsel, Schroder Fund
                                                                                  Advisors Inc.; Vice President and
                                                                                  Secretary/Clerk, the Trust,
                                                                                  Schroder Global Series Trust and
                                                                                  Schroder Capital Funds (Delaware).

---------------------------------------------------------------------------------------------------------------------
Stephen M. DeTore, 54        Chief Compliance        Indefinite                   Senior Vice President, Director
875 Third Avenue, 22nd Fl.   Officer                 Since 2005                   and Chief Compliance Officer,
New York, NY 10022                                                                Schroders; Senior Vice President
                                                                                  and Director, Schroder Fund
                                                                                  Advisors Inc.; Chief Compliance
                                                                                  Officer, the Trust, Schroder
                                                                                  Capital Funds (Delaware) and
                                                                                  Schroder Global Series Trust.
                                                                                  Formerly, Deputy General Counsel,
                                                                                  Gabelli Asset Management Inc.;
                                                                                  Associate General Counsel, Gabelli
                                                                                  Asset Management, Inc.; Assistant
                                                                                  Director, Office of Examination
                                                                                  Support, U.S. Securities and
                                                                                  Exchange Commission.

---------------------------------------------------------------------------------------------------------------------
Angel Lanier, 43             Assistant Secretary     Indefinite                   Assistant Vice President,
875 Third Avenue, 22nd Fl.                           Since 2005                   Schroders; Assistant Vice
New York, NY 10022                                                                President, Schroder Fund Advisors
                                                                                  Inc.; Assistant Secretary of the
                                                                                  Trust, Schroder Capital Funds
                                                                                  (Delaware) and Schroder Global
                                                                                  Series Trust. Formerly, Associate,
                                                                                  Schroders.

---------------------------------------------------------------------------------------------------------------------

                                        28

                              CERTAIN AFFILIATIONS

The following table lists the positions held by the Trust's officers and any
Interested Trustees with affiliated persons or principal underwriters of the
Trust:

--------------------------------------------------------------------------------
                                          POSITIONS HELD WITH
                                         AFFILIATED PERSONS OR
                                         PRINCIPAL UNDERWRITERS
      NAME                                    OF THE TRUST
--------------------------------------------------------------------------------
Peter L. Clark          Trustee and Chairman of the Trust and Schroder Capital
                        Funds (Delaware); Director and Chief Executive Officer,
                        Schroders. Formerly, Managing Director and Head of
                        Emerging Markets, JP Morgan/JP Morgan Investment
                        Management; Vice President and Head of Proprietary
                        Trading, JP Morgan.

--------------------------------------------------------------------------------
Mark A. Hemenetz        President of the Trust; President of Schroder Capital
                        Funds (Delaware) and Schroder Global Series Trust; Chief
                        Operating Officer, Director and Executive Vice
                        President, Schroders; Chairman and Director, Schroder
                        Fund Advisors Inc.

--------------------------------------------------------------------------------
Alan M. Mandel          First Vice President, Schroders; Chief Operating
                        Officer, Treasurer and Director, Schroder Fund Advisors
                        Inc.; Treasurer and Chief Financial Officer, the Trust,
                        Schroder Global Series Trust, Schroder Capital Funds
                        (Delaware).

--------------------------------------------------------------------------------
Carin F. Muhlbaum       Senior Vice President, General Counsel, and Chief
                        Administrative Officer, Schroders; Director, Senior Vice
                        President, Secretary and General Counsel, Schroder Fund
                        Advisors Inc.; Vice President and Secretary/Clerk, the
                        Trust, Schroder Global Series Trust, and Schroder
                        Capital Funds (Delaware).

--------------------------------------------------------------------------------
Stephen M. DeTore       Senior Vice President, Director and Chief Compliance
                        Officer, Schroders; Senior Vice President and Director,
                        Schroder Fund Advisors Inc.; Chief Compliance Officer,
                        the Trust, Schroder Global Series Trust, and Schroder
                        Capital Funds (Delaware).

--------------------------------------------------------------------------------
Angel Lanier            Assistant Vice President, Schroders; Assistant Vice
                        President, Schroder Fund Advisors Inc.; Assistant
                        Secretary, the Trust, Schroder Global Series Trust, and
                        Schroder Capital Funds (Delaware).

--------------------------------------------------------------------------------

                       COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means,
Michalis, Schwab and Vaughn). The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the
Funds and, among other things, considers the selection of independent public accountants for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and Schroders and their affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee met four times during the fiscal year ended October 31, 2005.

Nominating Committee. All of the Disinterested Trustees (Messrs. Dinkins,
Guernsey, Howell, Knight, Means, Michalis, Schwab and Vaughn) serve as a
Nominating Committee of the Board responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee's criteria. Nominee recommendations may be submitted to the Clerk of the Trust at the Trust's principal business address. The Nominating Committee did not meet during the fiscal year ended October 31, 2005.

                              SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Schroder family of investment companies, as of December 31, 2005.

                                        29

---------------------------------------------------------------------------------------------------
                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                   EQUITY
                                                                              SECURITIES IN ALL
                                                                            REGISTERED INVESTMENT
                                                DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY
                                                  SECURITIES IN THE         TRUSTEE IN FAMILY OF
   NAME OF TRUSTEE                 FUND                  FUND               INVESTMENT COMPANIES*
---------------------------------------------------------------------------------------------------

                                                       Ranges:                     Ranges:
                                                       -------                     -------
                                                   None                       None
                                                   $1-$10,000                 $1-$10,000
                                                   $10,001-$50,000            $10,001-$50,000
                                                   $50,001-$100,000           $50,001-$100,000
                                                   Over $100,000              Over $100,000
---------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------
DAVID N. DINKINS                                                              $50,001-$100,000
---------------------------------------------------------------------------------------------------
                         ENHANCED INCOME FUND            None
---------------------------------------------------------------------------------------------------
                         TOTAL RETURN FIXED
                         INCOME FUND                     None
---------------------------------------------------------------------------------------------------
PETER E. GUERNSEY                                                                   None
---------------------------------------------------------------------------------------------------
                         ENHANCED INCOME FUND            None
---------------------------------------------------------------------------------------------------
                         TOTAL RETURN FIXED
                         INCOME FUND                     None
---------------------------------------------------------------------------------------------------
JOHN I. HOWELL                                                                 $10,001-$50,000
---------------------------------------------------------------------------------------------------
                         ENHANCED INCOME FUND            None
---------------------------------------------------------------------------------------------------
                         TOTAL RETURN FIXED
                         INCOME FUND                     None
---------------------------------------------------------------------------------------------------
PETER S. KNIGHT                                                                     None
---------------------------------------------------------------------------------------------------
                         ENHANCED INCOME FUND            None
---------------------------------------------------------------------------------------------------
                         TOTAL RETURN FIXED
                         INCOME FUND                     None
---------------------------------------------------------------------------------------------------
WILLIAM L. MEANS                                                                  $1-10,000
---------------------------------------------------------------------------------------------------
                         ENHANCED INCOME FUND            None
---------------------------------------------------------------------------------------------------
                         TOTAL RETURN FIXED
                         INCOME FUND                     None
---------------------------------------------------------------------------------------------------
CLARENCE F. MICHALIS                                                            Over $100,000
---------------------------------------------------------------------------------------------------
                         ENHANCED INCOME FUND            None
---------------------------------------------------------------------------------------------------
                         TOTAL RETURN FIXED
                         INCOME FUND                     None
---------------------------------------------------------------------------------------------------
HERMANN C. SCHWAB                                                                   None
---------------------------------------------------------------------------------------------------
                         ENHANCED INCOME FUND            None
---------------------------------------------------------------------------------------------------
                         TOTAL RETURN FIXED
                         INCOME FUND                     None
---------------------------------------------------------------------------------------------------
JAMES D. VAUGHN                                                                 Over $100,000
---------------------------------------------------------------------------------------------------
                         ENHANCED INCOME FUND            None
---------------------------------------------------------------------------------------------------
                         TOTAL RETURN FIXED
                         INCOME FUND                     None
---------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------
PETER L. CLARK                                                                 $10,001-$50,000
---------------------------------------------------------------------------------------------------
                         ENHANCED INCOME FUND            None
---------------------------------------------------------------------------------------------------
                         TOTAL RETURN FIXED
                         INCOME FUND                     None
---------------------------------------------------------------------------------------------------

                                        30

* For these purposes, the Trust, Schroder Capital Funds (Delaware), and Schroder
Global Series Trust are considered part of the same "Family of Investment
Companies."

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person
(other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2005:

---------------------------------------------------------------------------------------
                        NAME OF OWNERS
                       AND RELATIONSHIPS             TITLE OF    VALUE OF    PERCENT OF
NAME OF TRUSTEE           TO TRUSTEE       COMPANY    CLASS     SECURITIES     CLASS
---------------------------------------------------------------------------------------

David N. Dinkins              N/A            N/A       N/A         N/A          N/A
---------------------------------------------------------------------------------------
Peter E. Guernsey             N/A            N/A       N/A         N/A          N/A
---------------------------------------------------------------------------------------
John I. Howell                N/A            N/A       N/A         N/A          N/A
---------------------------------------------------------------------------------------
Peter S. Knight               N/A            N/A       N/A         N/A          N/A
---------------------------------------------------------------------------------------
William L. Means              N/A            N/A       N/A         N/A          N/A
---------------------------------------------------------------------------------------
Clarence F. Michalis          N/A            N/A       N/A         N/A          N/A
---------------------------------------------------------------------------------------
Hermann C. Schwab             N/A            N/A       N/A         N/A          N/A
---------------------------------------------------------------------------------------
James D. Vaughn               N/A            N/A       N/A         N/A          N/A
---------------------------------------------------------------------------------------

                             TRUSTEES' COMPENSATION

Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an
Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The following table sets forth approximate information regarding compensation received by Trustees from the "Fund Complex" for the fiscal year ended October
31, 2005. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroders and its affiliates).

------------------------------------------------------------------------
                          AGGREGATE        TOTAL COMPENSATION FROM TRUST
                         COMPENSATION        AND FUND COMPLEX PAID TO
NAME OF TRUSTEE           FROM TRUST                 TRUSTEES*
------------------------------------------------------------------------
David N. Dinkins           $12,615                    $20,080
------------------------------------------------------------------------
Peter E. Guernsey          $12,615                    $20,080
------------------------------------------------------------------------
John I. Howell              $5,091                    $20,080
------------------------------------------------------------------------
Peter S. Knight             $4,591                    $17,750
------------------------------------------------------------------------
William L. Means           $12,565                    $20,000
------------------------------------------------------------------------
Clarence F. Michalis        $5,091                    $20,080
------------------------------------------------------------------------
Hermann C. Schwab          $12,615                    $20,080
------------------------------------------------------------------------
James D. Vaughn             $5,040                    $20,000
------------------------------------------------------------------------

                                        31

* The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust. The Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust are considered part of the same
"Fund Complex" for these purposes.

The Trust's Declaration of Trust provides that the Trust will indemnify its
Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the
Trust, except if it is determined in the manner specified in the Declaration of
Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust by-laws provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the Trustee is an
"audit committee financial expert." The Trust bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their service as Trustees, except to the extent prohibited by the Declaration of Trust. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODERS AND ITS AFFILIATES

Schroders serves as the investment adviser for the Funds. Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder
U.S. Holdings Inc. (or their predecessors) have been investment managers since
1927. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroder
International Holdings, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of March 31, 2006, had under management assets of approximately $223.2 billion.
Schroders' address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder Investment Management North America Inc.

PERFORMANCE INFORMATION OF CERTAIN OTHER ACCOUNTS MANAGED BY SCHRODERS

The following tables set forth historical performance information for the institutional investment accounts managed by Schroders that have investment objectives, policies, strategies, and investment restrictions that are substantially similar to those of the Schroder Enhanced Income Fund (the
"Schroders Enhanced Income Composite") and the Schroder Total Return Fixed
Income Fund (the "Schroders Total Return Fixed Income Composite," and,
collectively, the "Schroders Composites"), respectively. The Schroders Enhanced
Income Composite includes both private investment accounts and pooled investment vehicles managed by Schroders that are not registered under the Investment
Company Act and are offered principally outside the United States ("unregistered funds").

The composite data is provided to illustrate the past performance of Schroders in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Funds. The information shown below does not represent either Fund's performance, and should not be considered a prediction of the future performance of the Schroder
Enhanced Income Fund, the Schroder Total Return Fixed Income Fund or of
Schroders.

The Schroders Composites performance data shown below was calculated in accordance with recommended standards of the CFA Institute,(1) retroactively applied to all time periods. The Schroders Enhanced Income

___________________

(1) CFA Institute (formerly the Association for Investment Management and
Research (AIMR)) is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

                                        32

Composite and the Schroders Total Return Fixed Income Composite include all actual, fee-paying, discretionary, institutional private accounts, including, in the case of the Schroders Enhanced Income Composite, unregistered funds, managed by Schroders that have investment objectives, policies, strategies, and risks substantially similar to those of the Schroder Enhanced Income Fund and the
Schroder Total Return Fixed Income, respectively, and that have a minimum account size of $2 million (accounts with assets of below $2 million are managed following a strategy Schroders considers to be substantially different from the
Funds due to their small size).

Each Schroders Composite assumes the reinvestment of all earnings. No leverage has been used in the accounts included in the Schroders Composites.

A complete list and description of Schroders' composites and presentations are available upon request by contacting (800) 464-3108, or writing Schroders, at
875 Third Avenue, 22nd Floor, New York, New York 10022.

Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the Schroders Composite combine the individual accounts' returns by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. Investors should be aware that the SEC uses a methodology different from that used below to calculate performance which, as with the use of any methodology different from that below, could result in different performance results.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. The results presented below have been calculated without deduction of investment advisory fees or other expenses of the accounts in the Schroders
Composites. Rather, for the Schroders Enhanced Income Composite, the performance of such accounts has been restated by applying the Net Expenses of the Schroder
Enhanced Income Fund shown in the Prospectuses (0.40% per annum for Investor
Shares; 0.65% per annum for Advisor Shares) to all periods. For the Schroders
Total Return Fixed Income Composite, the performance of such accounts has been restated to deduct (1) in one column, the highest advisory fees of any account in the Schroders Total Return Fixed Income Composite; and (2) in separate columns the Net Expenses of the Schroder Total Return Fixed Income Fund shown in the Prospectuses (0.40% per annum for Investor Shares; 0.65% per annum for
Advisor Shares) to all periods. The "Net Expenses" shown for each Fund reflect the effect of contractually imposed fee waivers and/or expense limitations, in effect until February 28, 2007 with respect to the Schroder Enhanced Income Fund and August 30, 2007 with respect to the Schroder Total Return Fixed Income Fund, on the Total Annual Fund Operating Expenses of each Fund. In order to limit the expenses of the Schroder Enhanced Income Fund's Investor Shares, the Fund's
adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 to the extent that the Total Annual Fund
Operating Expenses of the Schroder Enhanced Income Fund Fund allocable to its
Investor Shares exceed the following annual rate (based on the average daily net assets attributable to the Fund's Investor Shares): 0.40%. In order to limit the expenses of the Schroder Enhanced Income Fund's Advisor Shares, the Fund's
adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 to the extent that the Total Annual Fund
Operating Expenses of the Schroder Enhanced Income Fund Fund allocable to its
Advisor Shares exceed the following annual rate (based on the average daily net assets attributable to the Fund's Advisor Shares): 0.65%. In order to limit the expenses of the Schroder Total Return Fixed Income Fund's Investor Shares, the
Fund's adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until August 30, 2007 to the extent that the Total Annual Fund Operating Expenses of the Schroder Total Return Fixed
Income Fund (other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses and shareholder meeting expenses) allocable to its
Investor Shares exceed the following annual rate (based on the average daily net assets of the Fund allocable to its Investor Shares): 0.40%. In order to limit the expenses of the Schroder Total Return Fixed Income Fund's Advisor Shares,
the Fund's adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until August 30, 2007 to the extent that the Total Annual Fund Operating Expenses of the Schroder Total Return Fixed
Income Fund (other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses and shareholder meeting expenses) allocable to its
Advisor Shares exceed the following annual rate (based on the average daily net assets of

                                        33

the Fund allocable to its Advisor Shares): 0.65%. Net expenses of each Fund may be higher than 0.40% and 0.65%, as applicable, to the extent a Fund has such interest, taxes and extraordinary expenses. In the last fiscal year the Funds had no such expenses. The fee wavier and/or expense limitation for each Fund may only be terminated during its term by the Board of Trustees. The Net Expenses for the Schroder Enhanced Income Fund exceed the expenses for each of the accounts in the Schroders Enhanced Income Composite (investment advisory fees for private accounts; total expense ratio for unregistered funds) for all periods shown except that some, though not all, share classes offered by unregistered funds to certain investors paid higher advisory fees and had higher expense ratios.

The institutional private accounts and unregistered funds are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Funds by the Investment Company Act or Subchapter M
of the Internal Revenue Code. As a result, the investment portfolios of the
Funds, if they had been in operation during the periods shown, would likely have differed to some extent from those of the institution and private accounts and the unregistered funds.

The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

SCHRODER ENHANCED INCOME FUND - PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The table below shows the average annual total returns for the Schroders
Enhanced Income Composite (in one column, restated to reflect deduction of Net
Expenses for Investor Shares of the Enhanced Income Fund; in the other, to reflect deduction of Net Expenses for Advisor Shares of the Enhanced Income
Fund) and a broad-based securities market index as of December 31, 2005.

-------------------------------------------------------------------------------------------------
                   Schroders Enhanced Income    Schroders Enhanced Income
                   Composite (reflecting Net    Composite (reflecting Net
                     Expenses for Investor        Expenses for Advisor
                    Shares of the Schroder       Shares of the Schroder
                        Enhanced Income              Enhanced Income
Year                     Fund) (1)(2)                 Fund) (1)(2)          3-month US$ LIBOR (3)
-------------------------------------------------------------------------------------------------

1999                         4.75%                        4.49%                     5.41%
-------------------------------------------------------------------------------------------------
2000                         7.57%                        7.31%                     6.53%
-------------------------------------------------------------------------------------------------
2001                         5.95%                        5.69%                     3.77%
-------------------------------------------------------------------------------------------------
2002                         2.85%                        2.59%                     1.79%
-------------------------------------------------------------------------------------------------
2003                         1.88%                        1.63%                     1.23%
-------------------------------------------------------------------------------------------------
2004                         2.02%                        1.77%                     1.64%
-------------------------------------------------------------------------------------------------
2005                         3.31%                        3.05%                     3.60%
-------------------------------------------------------------------------------------------------
1 year                       3.31%                        3.05%                     3.60%
-------------------------------------------------------------------------------------------------
5 years                      3.19%                        2.94%                     2.40%
-------------------------------------------------------------------------------------------------
Since Inception              5.00%                        4.73%                     4.06%
-------------------------------------------------------------------------------------------------

(1) The "Since Inception" date of the Schroders Enhanced Income Composite is
October 31, 1994. However, not all of the accounts included in the Schroders
Enhanced Income Composite have been in existence for the full period of that
Composite.

(2) The current portfolio manager primarily responsible for making investment decisions for the Schroder Enhanced Income Fund and Schroder Enhanced Income
Composite assumed responsibility for Schroder Enhanced Income Fund effective
December 2004 and Schroder Enhanced Income Composite in June 1998. The
performance results shown above for prior periods were achieved by a different management team.

                                        34

(3) Performance is compared to the 3-month USD LIBOR rate which is not managed and does not reflect the deduction of any fees or expenses.

  SCHRODER TOTAL RETURN FIXED INCOME FUND -PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The table below shows the average annual total returns for the Schroders Total
Return Fixed Income Composite (in one column, without the reduction of expenses;
in another, restated to reflect the reduction of the highest advisory fee paid by any account in the Schroders Total Return Fixed Income Composite; in another, restated to reflect deduction of Net Expenses for Investor Shares of the Fund;
and in the other, restated to reflect deduction of Net Expenses for Advisor
Shares of the Fund) and a broad-based securities market index as of December 31,
2005.

---------------------------------------------------------------------------------------------------------
                                                    Schroders Total    Schroders Total
                                                      Return Fixed       Return Fixed
                                                    Income Composite   Income Composite
                                                    (reflecting Net    (reflecting Net
                              Schroders Composite     Expenses for       Expenses for
                                Net of Highest      Investor Shares     Advisor Shares
                               Advisory Fee Paid    of the Schroder    of the Schroder        Lehman
                  Schroders    by any Account in      Total Return       Total Return        Brothers
                  Composite   Schroders Composite     Fixed Income       Fixed Income     Aggregate Bond
Year               (Gross)            (1)              Fund) (1)          Fund) (1)          Index (2)
---------------------------------------------------------------------------------------------------------

2000               10.51%            9.96%               10.07%              9.80%            11.63%
---------------------------------------------------------------------------------------------------------
2001                8.93%            8.39%                8.50%              8.23%             8.44%
---------------------------------------------------------------------------------------------------------
2002               10.56%           10.01%               10.13%              9.85%            10.26%
---------------------------------------------------------------------------------------------------------
2003                6.09%            5.56%                5.66%              5.40%             4.10%
---------------------------------------------------------------------------------------------------------
2004                5.80%            5.27%                5.38%              5.12%             4.34%
---------------------------------------------------------------------------------------------------------
2005                3.48%            2.96%                2.93%              2.80%             2.43%
---------------------------------------------------------------------------------------------------------
2006 (YTD)         -0.61%           -0.85%               -0.81%             -0.93%            -0.72%
---------------------------------------------------------------------------------------------------------
1 year             -0.09%           -0.59%               -0.49%             -0.74%            -0.80%
---------------------------------------------------------------------------------------------------------
5 years             5.91%            5.39%                5.49%              5.23%             4.97%
---------------------------------------------------------------------------------------------------------
Since Inception     6.83%            6.30%                6.41%              6.14%             6.15%
---------------------------------------------------------------------------------------------------------

(1) The Schroders Total Return Fixed Income Composite inception date is December
31, 1999.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the
Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed
Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                        35

PORTFOLIO MANAGERS

The portfolio managers primarily responsible for making investment decisions for the Funds are Steven S. Lear, David Harris, Wesley A. Sparks, Gregg T. Moore,
and Matthew T. Murphy.

OTHER ACCOUNTS MANAGED. The following table shows information regarding other accounts managed by the portfolio managers of the Funds, as of October 31, 2005:

-----------------------------------------------------------------------------------------------
                                                                               TOTAL ASSETS IN
                                                         NUMBER OF ACCOUNTS    ACCOUNTS WHERE
                                                         WHERE ADVISORY FEE    ADVISORY FEE IS
                          NUMBER OF   TOTAL ASSETS IN    IS BASED ON ACCOUNT   BASED ON ACCOUNT
                          ACCOUNTS    ACCOUNTS           PERFORMANCE           PERFORMANCE
-----------------------------------------------------------------------------------------------

STEVEN S. LEAR
-----------------------------------------------------------------------------------------------
Registered                1           $10.2 million      None                  None
Investment
Companies
-----------------------------------------------------------------------------------------------
Other Pooled
Investment Vehicles       19          $3.9855 billion    None                  None
-----------------------------------------------------------------------------------------------
Other Accounts            30          $1.8744 billion    None                  None
-----------------------------------------------------------------------------------------------
DAVID HARRIS
-----------------------------------------------------------------------------------------------
Registered                1           $10.2 million      None                  None
Investment
Companies
-----------------------------------------------------------------------------------------------
Other Pooled              19          $3.9855 billion    None                  None
Investment Vehicles
-----------------------------------------------------------------------------------------------
Other Accounts            30          $1.8744 billion    None                  None
-----------------------------------------------------------------------------------------------
WESLEY A. SPARKS, CFA
-----------------------------------------------------------------------------------------------
Registered                1           $10.2 million      None                  None
Investment
Companies
-----------------------------------------------------------------------------------------------
Other Pooled              19          $3.9855 billion    None                  None
Investment Vehicles
-----------------------------------------------------------------------------------------------
Other Accounts            30          $1.8744 billion    None                  None
-----------------------------------------------------------------------------------------------
GREGG T. MOORE, CFA
-----------------------------------------------------------------------------------------------
Registered                1           $10.2 million      None                  None
Investment
Companies
-----------------------------------------------------------------------------------------------
Other Pooled              19          $$3.9855 billion   None                  None
Investment Vehicles
-----------------------------------------------------------------------------------------------
Other Accounts            30          $1.8744 billion    None                  None
-----------------------------------------------------------------------------------------------
MATTHEW T. MURPHY
-----------------------------------------------------------------------------------------------
Registered                1           $10.2 million      None                  None
Investment
Companies
-----------------------------------------------------------------------------------------------
Other Pooled              19          $3.9855 billion    None                  None
Investment Vehicles
-----------------------------------------------------------------------------------------------
Other Accounts            30          $1.8744 billion    None                  None
-----------------------------------------------------------------------------------------------

MATERIAL CONFLICTS OF INTEREST. Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to

                                        36

devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders' policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as a small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time. See "Brokerage Allocation and Other
Practices" for more information about this process.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders' compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. Schroders' methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds' portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of
Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers' base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager's bonus is based in part on performance. Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team"
maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For each team, Schroders assesses the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management and the level of performance fees generated. The portfolio managers'
compensation for other accounts they manage is not based upon account performance.

Schroders also reviews "softer" factors such as leadership, innovation, contribution to other parts of the business an adherence to corporate values of excellence, integrity, teamwork, passion and innovation. An employee's bonus is paid in a combination of cash and Schroders plc stock, as determined by
Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.

OWNERSHIP OF SECURITIES. As of October 31, 2005, none of the portfolio managers beneficially owned any shares of the Funds.

MANAGEMENT CONTRACT

Management Contract. Under a Management Contract between the Trust, on behalf of the Funds, and Schroders, Schroders, at its expense, provides each Fund with investment advisory services and advises and assists the officers

                                        37

of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Funds.

Under the Management Contract, Schroders is required to continuously furnish each Fund with investment programs consistent with the investment objectives and policies of each Fund, and to determine, for each Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of each
Fund's assets shall be held uninvested, subject always to the provisions of the
Trust's Declaration of Trust and By-laws, and of the Investment Company Act, and to each Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. As compensation for services provided to each Fund pursuant to the
Management Contract, Schroders is entitled to receive from the Trust a fee, computed and paid monthly, at the annual rate of 0.25% of each Fund's average daily net assets. In order to limit the expenses of the Schroder Enhanced Income
Fund's Investor Shares, the Fund's adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 to the extent that the Total Annual Fund Operating Expenses of the Schroder Enhanced
Income Fund allocable to its Investor Shares exceed the following annual rate
(based on the average daily net assets attributable to the Fund's Investor
Shares): 0.40%. In order to limit the expenses of the Schroder Enhanced Income
Fund's Advisor Shares, the Fund's adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 to the extent that the Total Annual Fund Operating Expenses of the Schroder Enhanced
Income Fund allocable to its Advisor Shares exceed the following annual rate
(based on the average daily net assets attributable to the Fund's Advisor
Shares): 0.65%. In order to limit the expenses of the Schroder Total Return
Fixed Income Fund's Investor Shares, the Fund's adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until
August 30, 2007 to the extent that the Total Annual Fund Operating Expenses of the Schroder Total Return Fixed Income Fund (other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses and shareholder meeting expenses) allocable to its Investor Shares exceed the annual rate of
0.40% (based on the average daily net assets of the Fund allocable to its
Investor Shares). In order to limit the expenses of the Schroder Total Return
Fixed Income Fund's Advisor Shares, the Fund's adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until
August 30, 2007 to the extent that the Total Annual Fund Operating Expenses of the Schroder Total Return Fixed Income Fund (other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses and shareholder meeting expenses) allocable to its Advisor Shares exceed the annual rate of
0.65% (based on the average daily net assets of the Fund allocable to its
Advisor Shares).

Schroders makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroders pays the compensation and expenses of officers and executive employees of the Trust. Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.
Schroders pays the Trust's office rent.

Under the Management Contract, the Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses;
accounting expenses; payments under any distribution plan; shareholder servicing payments; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

                                        38

The Management Contract provides that Schroders shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Management Contract may be terminated as to each Fund without penalty by vote of the Trustees, by the shareholders of that Fund, or by Schroders, on 60 days' written notice. The Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, the Management Contract may be amended only by a vote of the shareholders of the affected Fund(s), and the Management Contract provides that it will continue in effect from year to year (after an initial two-year period) only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of that Fund, and, in either case, by a majority of the
Trustees who are not "interested persons" of Schroders. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities", as defined above under "Investment
Restrictions."

Recent Investment Advisory Fees. The following table sets forth the investment advisory fees paid by each Fund during the fiscal year ended October 31, 2005.
The fees listed in the following table reflect reductions pursuant to expense limitations and/or fee waivers in effect during such periods.

---------------------------------------------------------------------
                                            INVESTMENT ADVISORY FEES
                                              PAID FOR FISCAL YEAR
FUND                                             ENDED 10/31/05
---------------------------------------------------------------------
Schroder Enhanced Income Fund                          $0
---------------------------------------------------------------------
Schroder Total Return Fixed Income Fund                $0
---------------------------------------------------------------------

Waived Fees. For the periods shown above, a portion of the advisory fees payable to Schroders were waived in the following amounts pursuant to expense limitations and/or fee waivers observed by Schroders for the Funds during such periods.

---------------------------------------------------------------------
                                            FEES WAIVED DURING FISCAL
FUND                                           YEAR ENDED 10/31/05
---------------------------------------------------------------------
Schroder Enhanced Income Fund                       $305,714
---------------------------------------------------------------------
Schroder Total Return Fixed Income Fund             $223,794
---------------------------------------------------------------------

ADMINISTRATIVE SERVICES

On behalf of each Fund, the Trust has entered into an administration and accounting agreement with SEI Investments Global Fund Services ("SEI"), under which SEI provides administrative services necessary for the operation of each
Fund, including recordkeeping, preparation of shareholder communications, assistance with regulatory compliance (such as reports to and filings with the
Securities and Exchange Commission and state securities commissions), preparation and filing of tax returns, preparation of the Trust's periodic financial reports, and certain other fund accounting services. Effective
November 1, 2004, under agreements with SEI, the Trust and Schroder Capital
Funds (Delaware) pay fees to SEI based on the combined average daily net assets of all the funds that are series of the Trust or Schroder Capital Funds
(Delaware) according to the following annual rates: 0.115% on the first $600 million of such assets, 0.11% on the next $400 million of such assets, 0.09% on the next $1 billion of such assets and 0.07% on assets in excess of $2 billion.
Each Fund pays its pro rata portion of such expenses. The agreement is terminable with respect to the Funds without penalty, at any time, by the
Trustees upon six (6) months' written notice to SEI or by SEI upon six (6)
months' written notice to the Trust. The agreement is terminable by either party upon a material breach by the other party, provided that the terminating party has provided 45 days' notice of such material breach and the specified date of termination and the breaching party has not remedied the breach by the specified termination date.

For the fiscal year ended October 31, 2005, Schroder Enhanced Income Fund paid administration and accounting fees of $87,709. For the fiscal year ended October
31, 2005, Schroder Total Return Fixed Income Fund paid administration and accounting fees of $10,487.

                                        39

DISTRIBUTOR

Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc.
(the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New York 10022,
serves as the distributor for the Trust's continually offered shares. The
Distributor pays all of its own expenses in performing its obligations under the
Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroders and its Affiliates" for
ownership information regarding the Distributor.

Distribution Plan for Advisor Shares. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act that allows the Fund to compensate the Distributor in connection with the distribution of that Fund's shares. Under the Plan, a Fund may make payments at an annual rate up to 0.25%
of the average daily net assets attributable to its Advisor Shares. Because the fees are paid out of a Fund's assets attributable to its Advisor Shares on a ongoing basis, over time these fees will increase the cost of an investment in
Advisor Shares of a Fund and may cost an investor more than paying other types of sales charges.

The Distribution Plan is a compensation plan. The various costs and expenses that may be paid or reimbursed by amounts paid under the Distribution Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

A Distribution Plan may not be amended to increase materially the amount of payments permitted thereunder without the approval of a majority of the outstanding Advisor Shares of a Fund. Any other material amendment to a
Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees ("Qualified Trustees") who are not "interested persons" (as defined in the Investment Company Act) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution
Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. Each Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the
Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. Each Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund's outstanding Advisor Shares.

During the fiscal period ended October 31, 2005, the Funds (in respect of their
Advisor Shares) paid fees under the Distribution Plans in the following amounts:

Schroder Enhanced Income Fund                       $2,131

Schroder Total Return Fixed Income Fund             $2,109

BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS. Schroders, in selecting brokers to effect transactions on behalf of a Fund, seeks to obtain the best execution available.

ALLOCATION. Schroders may deem the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Schroders. In such cases,
Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution, Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

OTHER PRACTICES. Schroders and its affiliates also manage private investment companies ("hedge funds") that are marketed to, among others, existing Schroders clients. These hedge funds may invest in the same securities as those invested in by the Funds. The hedge funds' trading methodologies are generally different than those of the Funds and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in the Funds.

                                        40

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of each Fund is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange")
(normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

Securities for which market quotations are readily available are valued at those quotations. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the
Board of Trustees, which are summarized below.

Equity securities listed or traded on a domestic or foreign stock exchange for which last sales information is readily available are valued at the last reported sale price on the exchange on that day or, in the absence of sales that day, at the mean between the closing bid and ask prices (the "mid-market price")
or, if none, the last sale price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued based on trading on the exchange where the security is principally traded.) Securities purchased in an initial public offering and that have not commenced trading in a secondary market are valued at cost. Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. In the case of securities traded primarily on the National
Association of Securities Dealers' Automated Quotation System ("NASDAQ"), the
NASDAQ Official Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors. If the
NASDAQ Official Closing Price is not available, such securities will be valued as described above for exchange-traded securities.

Reliable market quotations are not considered to be readily available for most long-term bonds. Such securities are valued at fair value, generally on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Below investment grade debt instruments ("high yield debt") and emerging markets debt instruments will generally be valued at prices furnished by pricing services based on the mean of bid and asked prices supplied by brokers or dealers;
although, if the bid-asked spread exceeds five points, that security will typically be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, unless
Schroders believes another valuation is more appropriate.

Options and futures contracts traded on a securities exchange or board of trade shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded.
Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price.

All other securities and other property are valued at fair value based on procedures established by the Board of Trustees.

All assets and liabilities of the Schroder Total Return Fixed Income Fund denominated in foreign currencies are translated into U.S. dollars as of the close of trading of the Exchange (normally 4:00 p.m., Eastern time) based on the mean between the last quoted bid and ask price of such currencies against the
U.S. dollar.

If any securities held by a Fund are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain officers at
Schroders) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the

                                        41

holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New
York Stock Exchange. The values of these securities used in determining the net asset value of a Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day. Occasionally, events affecting the value of such securities may occur between such times and the close of the
Exchange. If events materially affecting the value of such securities occur during such period, then the Fair Value Committee of the Trust may consider whether it is appropriate to value these securities at their fair value.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of each Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more funds or classes may be allocated in proportion to the net asset values of the respective funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific fund or class. The net asset value of a Fund's Advisor Shares will generally differ from that of its Investor
Shares due to the variance in dividends paid on each class of shares and differences in the expenses of Advisor Shares and Investor Shares.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds do not have arrangements with any person to permit frequent purchases and redemptions of Fund shares.

TAXES

The following discussion of U.S. federal income tax consequences is based on the
Internal Revenue Code of 1986, as amended ("the Code"), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. It does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Funds. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Funds.

TAXATION OF THE FUND. Each Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the
Code.

As a RIC qualifying to have its tax liability determined under Subchapter M, each Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

In order to qualify as a RIC each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in (x) the securities of any one issuer (other than the U.S. Government or other RICs) or of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades and businesses or (y) the securities of one

                                        42

or more qualified publicly traded partnerships (as defined below); and (c)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. Each Fund intends to make such distributions.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004
(the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii)
that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund does not qualify for taxation as a RIC for any taxable year, the
Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gains (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M), the Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October,
November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

TAXABLE DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as described below) are taxed to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from
"qualified dividend income" will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.
Each Fund receives interest, rather than dividends, from its portfolio holdings.
As a result, the Funds do not expect any significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Funds before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10%
and 15% rate brackets - for taxable years beginning before January 1, 2011.

                                        43

TRANSACTIONS IN FUND SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon such a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares.
In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions from a Fund of long-term capital gain with respect to the shares during the six-month period. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of a Fund are purchased within 30 days before or after the disposition.
In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

FOREIGN INVESTMENTS. The Funds' transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations of the foreign currency concerned.

With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, a Fund's investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment. Investments, if any, in
"passive foreign investment companies" could subject a Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund."

Because it is not anticipated that more than 50% of the value of a Fund's total assets at the close of its taxable year will consist of stocks or securities of foreign corporations, a Fund will not be able to elect to permit its shareholders to claim a credit or deduction on their income tax returns for taxes paid by a Fund to foreign countries.

HEDGING TRANSACTIONS. If a Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the
Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. A Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities that it otherwise would have continued to hold.

BACKUP WITHHOLDING. A Fund is generally required to withhold a percentage of certain of your dividends and other distributions if you have not provided the
Fund with your correct taxpayer identification number (normally your Social
Security number), or if you are otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

                                        44

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS. In general, dividends (other than capital gain dividends)
paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004
Act, effective for taxable years of a fund beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts (i)
with respect to distributions (other than distributions to a foreign person (w)
that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10%
shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund (an
"interest-related dividend"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United
States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by a
Fund (a "short-term capital gain dividend"). A Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, capital gain dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the
United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating
183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Trust, as of August 15, 2006, no person owned beneficially or of record more than 5% of the outstanding voting securities of any Fund, except as indicated on Appendix A hereto.

To the knowledge of the Trust, as of August 15, 2006, the Trustees of the Trust
and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

CUSTODIAN

J.P. Morgan Chase Bank, 270 Park Avenue, New York, New York 10017, is the
custodian of the assets of the Funds. The custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments.

                                        45

The custodian does not determine the investment policies of a Fund or decide which securities a Fund will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts
02171, is the Trust's registrar, transfer agent and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, provides audit services and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia,
Pennsylvania 19103.

CODE OF ETHICS

Schroders and Schroder Fund Advisors Inc., the Trust's distributor, have each adopted a Code of Ethics, and the Trust, Schroder Capital Funds (Delaware) and
Schroder Global Series Trust have adopted a combined Code of Ethics, pursuant to the requirements of Rule 17j-1 of the Investment Company Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the
Funds. The Codes of Ethics have been filed as exhibits to the Trust's
Registration Statement.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated authority and responsibility to vote any proxies relating to voting securities held by a Fund to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of Schroders' proxy voting policies and procedures is attached as Appendix B to this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 464-3108 and on the
Securities and Exchange Commission website at http://www.sec.gov.

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624,
serves as counsel to the Trust.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's
Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm, Financial
Highlights, and Financial Statements in respect of the Funds are included in the
Trust's Annual Report to Shareholders for the fiscal year ended October 31, 2005 under Rule 30d-1 of the Investment Company Act, filed electronically with the
Securities and Exchange Commission on January 5, 2006 in the Funds' Report on
Form N-CSR for the period ending October 31, 2005 (File No. 811-07840; Accession
No. 0000935069-06-000053). The Report, Financial Highlights and Financial
Statements referred to above are incorporated by reference into this SAI. In addition, the Financial Highlights and Financial Statements of the Schroder
Total Return Fixed Income Fund included in the Trust's Semi-Annual Report

                                        46

to Shareholders for the six month period ended April 30, 2006 under Rule 30d-1 of the Investment Company Act, filed electronically with the Securities and
Exchange Commission on July 6, 2006 in the Fund's Report on Form N-CSR for the
period ending April 30, 2006 (File No. 811-07840; Accession No.
0000935069-06-001843) are incorporated by reference into this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling (800) 464-3108 and on the Securities and Exchange
Commission website at http://www.sec.gov.

                                        47

                                                                      APPENDIX A

                          HOLDERS OF OUTSTANDING SHARES

To the knowledge of the Trust, as of August 15, 2006, no person owned beneficially or of record 5% or more of the outstanding Investor or Advisor
Shares of the Schroder Enhanced Income Fund, except as set forth below.

INVESTOR SHARES:

-------------------------------------------------------------------------------------------------------
                                                                     Percentage of Outstanding Advisor
Record and Beneficial Owner                      Number of Shares               Shares Owned
-------------------------------------------------------------------------------------------------------

SCHRODER US HOLDINGS INC                         10,505,896.0840                   97.47%
22 CHURCH STREET
HAMILTON BERMUDA HM11

-------------------------------------------------------------------------------------------------------

ADVISOR SHARES:

-------------------------------------------------------------------------------------------------------
                                                                     Percentage of Outstanding Advisor
Record and Beneficial Owner                      Number of Shares               Shares Owned
-------------------------------------------------------------------------------------------------------

SCHRODER US HOLDINGS INC                           105,889.7590                    99.75%
22 CHURCH STREET
HAMILTON BERMUDA HM11

-------------------------------------------------------------------------------------------------------

To the knowledge of the Trust, as of August 15, 2006, no person owned beneficially or of record 5% or more of the outstanding Investor or Advisor
Shares of the Schroder Total Return Fixed Income Fund, except as set forth below.

INVESTOR SHARES:

-------------------------------------------------------------------------------------------------------
                                                                     Percentage of Outstanding Investor
Record and Beneficial Owner                      Number of Shares               Shares Owned
-------------------------------------------------------------------------------------------------------

BROWN BROTHERS HARRIMAN & CO CUST FBO             163,803.2980                     7.41%
5832258 REINVENST
525 WASHINGTON BLVD
JERSEY CITY NJ 07310-1606

-------------------------------------------------------------------------------------------------------
SCHRODER US HOLDINGS INC                          965,226.6900                     43.67%
22 CHURCH STREET
HAMILTON BERMUDA HM11

-------------------------------------------------------------------------------------------------------
LOCAL 6 CLUB EMPLOYEES PEN FUND                  1,044,325.8490                    47.25%
709 EIGHTH AVE 3RD FL
NEW YORK NY 10036-7102

-------------------------------------------------------------------------------------------------------

                                        A-1

ADVISOR SHARES:

-------------------------------------------------------------------------------------------------------
                                                                     Percentage of Outstanding Advisor
Record and Beneficial Owner                      Number of Shares               Shares Owned
-------------------------------------------------------------------------------------------------------

SCHRODER US HOLDINGS INC                           106,636.8980                     100%
22 CHURCH STREET
HAMILTON BERMUDA HM11

-------------------------------------------------------------------------------------------------------

                                        A-2

                                                                      APPENDIX B

                    FIXED INCOME AND COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa"   Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"    Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"     Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"   Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba"    Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
Uncertainty of position characterizes bonds in this class.

"B"     Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa"   Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca"    Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C"     Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B". The modifier "1"
indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3"
indicates that the issue ranks in the lower end of its generic rating category.

                                        B-1

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months.
The ratings apply to Municipal Commercial Paper as well as taxable Commercial
Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations.
Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA"   Fixed-income securities rated "AAA" have the highest rating assigned by
Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA"    Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A"     Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB"   Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB"    Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

                                        B-2

"B"     Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC"   Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC"    The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C"     The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-"
rating.

"CI"    The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR"    Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and
"C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than
365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation
"1", "2", and "3" to indicate the relative degree of safety.

"A-1"   Indicates that the degree of safety regarding timely payment is very strong.

"A-2"   Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3"   Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                        B-3

FITCH INVESTORS SERVICE, INC. ("FITCH")

FIXED INCOME SECURITY RATINGS

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and
"AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality.
The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD"
represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

                                        B-4

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
"F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the
"F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

FIXED INCOME SECURITIES

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes.
Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

                                        B-5

CERTIFICATES OF DEPOSIT RATINGS

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company
Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation.
Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                                        B-6

                                                                      APPENDIX C

                  SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA
            POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS
           OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.'s
("Schroders") policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that Schroders:

o   Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

o   Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the "Funds"):

o   Disclose their proxy voting policies and procedures in their registration statements and

o   Annually, file with the SEC and make available to shareholders their actual proxy voting.

1.    Proxy Voting General Principles

o   Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

PROXY COMMITTEE

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The
Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders' Global Corporate Governance Team (the "Team") is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global
Corporate Governance Policy (the "Policy"), as revised from time to time. The
Policy, which has been developed by Schroders' Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders' positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy
Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

                                        C-1

Schroders uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services.
ISS's primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS' and others' recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders' clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

For example, conflicts of interest may arise when:

o   Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;

o   A proponent of a proxy proposal has a client relationship with Schroders;

o   A proponent of a proxy proposal has a business relationship with Schroders;

o   Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. The
Team will determine whether a proposal is material as follows:

o   Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

o   Non-Routine Proxy Proposals: Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy,
    Schroders will address matters involving such conflicts of interest as follows:

      A.    if a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

      B.    if Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

      C.    if the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking

                                        C-2

any action described in D below, provided that such vote would be against
Schroders' own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

      D.    if the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then
Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS' recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or
(c) obtain approval of the decision from the Chief Compliance Officer and the
Chief Investment Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING

The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the
Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the
Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written)
from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

The Fund must disclose its policies and procedures for voting proxies in their
Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the
Fund or its agent to enable the Fund to file Form N-PX under Rule 30b1-4:

For each matter on which a fund is entitled to vote:

o   Name of the issuer of the security;

o   Exchange ticker symbol;

o   CUSIP number, if available;

o   Shareholder meeting date;

o   Brief summary of the matter voted upon;

o   Source of the proposal, i.e., issuer or shareholder;

o   Whether the fund voted on the matter;

o   How the fund voted; and

o   Whether the fund voted with or against management.

                                        C-3

Further, the Fund is required to make available to shareholders the Fund's actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

                                        C-4

                              SCHRODER SERIES TRUST

                          Schroder Municipal Bond Fund
                     Schroder Short-Term Municipal Bond Fund

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                     Part 3

                                 August 30, 2006

TRUST HISTORY .....................................................................2

FUND CLASSIFICATION ...............................................................2

CAPITALIZATION AND SHARE CLASSES ..................................................2

ADDITIONAL INFORMATION CONCERNING THE FUNDS' PRINCIPAL INVESTMENT

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF

APPENDIX C   SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. POLICY
             RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS OF
             INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS ...........C-1

                          SCHRODER MUNICIPAL BOND FUND
                     SCHRODER SHORT-TERM MUNICIPAL BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

Schroder Series Trust (the "Trust") is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust's
Agreement and Declaration of Trust (as amended, the "Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Schroder Municipal Bond Fund and Schroder
Short-Term Municipal Bond Fund (each, a "Fund," and collectively, the "Funds")
are series of the Trust. The Trust currently also comprises six other publicly offered series, Schroder Emerging Market Equity Fund, Schroder Internatioanl
Diversified Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund,
Schroder Enhanced Income Fund, Schroder Strategic Bond Fund, and Schroder Total
Return Fixed Income Fund. Schroder Investment Management North America Inc.
("Schroders") serves as investment adviser to the Funds.

FUND CLASSIFICATION

Each Fund is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company
Act"). This means that with respect to 75% of a Fund's total assets, that Fund may not invest in securities of any issuer if (i) immediately after such investment, more than 5% of the total assets of that Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies) or (ii) the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer
(this limitation does not apply to investments in U.S. Government securities or securities of other investment companies). No Fund is subject to this limitation with respect to the remaining 25% of its total assets.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The shares of each of the Funds described in this SAI are currently divided into two classes, Investor Shares and Advisor Shares. Each class of shares is offered through a separate Prospectus. Unlike Investor
Shares, Advisor Shares are currently subject to distribution fees, so that the performance of a Fund's Investor Shares will normally be more favorable than that of the Fund's Advisor Shares over the same time period. A Fund may suspend the sale of shares at any time.

Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a

                                        2

Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of that Fund attributable to the class of shares. Because Investor and Advisor Shares are subject to different expenses, a Fund's dividends and other distributions will normally differ between the two classes.

ADDITIONAL INFORMATION CONCERNING THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES

The following discussion provides additional information concerning the Funds'
principal investment strategies and the principal risks of the Funds described in the Prospectuses. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in the Prospectuses or under "Investment Restrictions" in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

FIXED INCOME SECURITIES. In periods of declining interest rates, the yield
(income from portfolio investments) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The values of fixed income securities in a Fund's portfolio generally vary inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

MUNICIPAL BONDS. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

Short-term municipal bonds are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

Certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage

                                        3

or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term municipal bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute municipal bonds, although current federal tax laws place substantial limitations on the size of such issues.

Participation interests. A Fund may invest in municipal bonds either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal bonds, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal bonds will be exempt from federal income tax to the same extent as interest on the municipal bonds. A Fund may also invest in municipal bonds by purchasing from banks participation interests in all or part of specific holdings of municipal bonds. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. A Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal bonds in which it holds such participation interests is exempt from federal income tax.

Stand-by commitments. When a Fund purchases municipal bonds, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those municipal bonds. A stand-by commitment may be considered a security independent of the municipal bond to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal bond to a third party at any time.
It is expected that stand-by commitments generally will be available without the payment of direct or indirect consideration. It is not expected that a Fund will assign any value to stand-by commitments.

Yields. The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of municipal bonds or changes in the investment objectives of investors. Subsequent to purchase by a Fund, an issue of municipal bonds or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. Neither event will require the elimination of an investment from a Fund's portfolio, but Schroders will consider such an event in its determination of whether a Fund should continue to hold an investment in its portfolio.

                                        4

"Moral obligation" bonds. The Funds do not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by a Fund.

Municipal leases. A Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, a
Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which a Fund may invest, including municipal bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy
Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions.
Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal bonds. Further proposals limiting the issuance of municipal bonds may well be introduced in the future. If it appeared that the availability of municipal bonds for investment by a Fund and the value of the Fund's portfolio could be materially affected by such changes in law, the Trustees would reevaluate its investment objective and policies and consider changes in the structure of the Fund or its dissolution.

WHEN-ISSUED SECURITIES. A Fund may from time to time purchase securities on a
"when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government

                                        5

securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

                                        6

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses and this SAI, the Funds may employ other investment practices and may be subject to additional risks, which are described below.

LOANS OF FUND PORTFOLIO SECURITIES. A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S.
Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2)
the Fund may at any time call the loan and regain the securities loaned; (3) the
Fund will receive any interest or dividends paid on the loaned securities; and
(4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, Schroders considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with that Fund.

PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws.
Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when Schroders believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Schroders may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have

                                        7

been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the
Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Schroders.

INVERSE FLOATERS. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels -- rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be highly volatile and some inverse floaters may be "leveraged," resulting in increased risk and potential volatility. A Fund may use inverse floaters for hedging or investment purposes.
Use of inverse floaters other than for hedging purposes may be considered speculative.

ZERO-COUPON SECURITIES. Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the
Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

Zero-coupon securities may include U.S. Treasury bills issued directly by the
U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including
Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on
Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities
(i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal
Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a
Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying
U.S. Treasury securities.

                                        8

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

LOWER-RATED SECURITIES. A Fund may invest in lower-rated fixed-income securities
(commonly known as "junk bonds"), although normally a Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody's Investor Service, Inc., Standard & Poor's Rating Service, or
Fitch Investors Service, Inc.) has rated the securities C (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by
Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund's assets. Conversely, during periods of rising interest rates, the value of a
Fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund's net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Schroders will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in

                                        9

payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a portion of a Fund's assets may be invested in an issue of which the
Fund, by itself or together with other funds and accounts managed by Schroders or its affiliates, holds all or a major portion. Although Schroders generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when Schroders believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held.
Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the
Fund's operating expenses and adversely affect the Fund's net asset value. In the case of tax-exempt funds, any income derived from the Fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, a Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to "call,"
or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

A Fund may invest without limit in so-called "zero-coupon" bonds and
"payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically.
Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for a Fund to liquidate investments in order to satisfy its dividend requirements.

To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on Schroders' investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

LOAN PARTICIPATIONS AND OTHER FLOATING RATE LOANS. The Fund may invest in "loan participations." By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending

                                       10

institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

A Fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in a Fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which a Fund will invest, however, Schroders will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Schroders' analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Schroders will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which a Fund may invest are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on Schroders', and the original lending institution's, credit analysis of the borrower. Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to a Fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, a Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, a Fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. A Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. A Fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

A Fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the Fund such payments and to enforce the Fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Fund from receiving principal, interest and other amounts with respect to the underlying loan. When a Fund is required to rely upon a lending institution to pay to the Fund principal, interest and other amounts received by it, Schroders will also evaluate the creditworthiness of the lending institution.

                                       11

The borrower of a loan in which a Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a Fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by a Fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that a Fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by a Fund may also involve loans made in foreign currencies. A Fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Schroders may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a Fund's portfolio. Possession of such information may in some instances occur despite
Schroders' efforts to avoid such possession, but in other instances Schroders may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Schroders' ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on Schroders' ability to trade could have an adverse effect on a Fund by, for example, preventing the
Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Schroders may hold other securities issued by borrowers whose floating rate loans may be held in a Fund's portfolio.
These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in a Fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, Schroders may owe conflicting fiduciary duties to a Fund and other client accounts. Schroders will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Schroders'
client accounts collectively held only a single category of the issuer's securities.

                                       12

FORWARD COMMITMENTS. A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the
Fund of an advantageous yield or price.

Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroders deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

DERIVATIVES. Certain of the instruments in which a Fund may invest, such as futures contracts, options, swaps, and forward contracts, are considered to be
"derivatives." Derivatives are financial instruments

                                       13

whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI. A Fund's use of derivatives may cause a Fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Funds may use these "derivatives" strategies for hedging purposes. The Funds may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Funds and reinvestment of the proceeds. For example, the Funds may seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in the Prospectus and in this Statement of Additional Information.

OPTIONS. A Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

Covered call options. A Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, the
Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of

                                       14

securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to enhance its current return. A
Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroders believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders believes it is inadvisable to do so.

                                       15

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Funds' use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroders may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

As described below, each Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing
Corporation. A Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroders, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the
Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a
"regulated investment company" (a "RIC") under the United States Internal
Revenue Code of 1986, may also restrict the Trust's use of options.

FUTURES CONTRACTS. To the extent permitted by the investment restrictions set forth under "Investment Restrictions" below, by the investment policies described in the Prospectuses and by applicable law, the Funds may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. Depending upon the change in the value of the underlying security or index when a Fund enters into or terminates a futures contract, the
Fund may realize a gain or loss.

The Funds are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange
Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the
Fund's assets, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or such persons.

                                       16

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the
Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on securities is subject to
Schroders' ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if a
Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers'
requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in

                                       17

the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

Depending on the change in the value of the index between the time when a Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York
Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of
$180 and the S&P 100 Index is at $184 on that future date, the Fund will gain
$400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose
$200 (100 units x loss of $2).

A Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroders' judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

                                       18

As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put)
or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as
"initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value.
The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the
Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

                                       19

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
Although each Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund's securities which are the subject of a hedge.
Schroders will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund's portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroders' ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the
Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders may still not result in a successful hedging transaction over a very short time period.

                                       20

Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Fund will engage in such transactions at any time or from time to time. A
Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks. Each Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

WARRANTS TO PURCHASE SECURITIES. A Fund may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

SWAP AGREEMENTS. A Fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease a Fund's exposure to long-or short-term interest rates (in the United
States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates.
The value of a Fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The Fund's ability to engage in certain swap transactions may be limited by tax considerations.

A Fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

HYBRID INSTRUMENTS. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of depositor other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities
(collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a

                                       21

number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market
(or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a
Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often
"customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to

                                       22

buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor a Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission
(the "SEC"), which regulates the offer and sale of securities by and to U.S.
persons, or any other governmental regulatory authority.

STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans)
and the issuance by that entity or one or more classes of securities
("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

TEMPORARY DEFENSIVE STRATEGIES. As described in the Prospectuses, Schroders may at times judge that conditions in the securities markets make pursuing a Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies, and a Fund is not required to use alternate strategies in any case. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

                                       23

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding voting securities of that Fund, a Fund may not:

      1.    issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

            Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below).

      2.    borrow money, except to the extent permitted by applicable law from time to time, or purchase securities when outstanding borrowings of money exceed 5% of the Fund's total assets;

            Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio which the value of the total assets of the investment company
            (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

      3.    act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws

      4.    (i) as to 75% of its total assets, purchase any security (other than
            U.S. Government securities and securities of other investment companies), if as a result more than 5% of the Fund's total assets
            (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the
            outstanding voting securities of such issuer, or

            (ii) purchase any security (other than securities of the U.S.
            Government, its agencies or instrumentalities or municipal bonds backed by any of the assets and revenues of non-governmental issuers) if as a result 25% or more of the Fund's total assets
            (taken at current value) would be invested in a single industry;

      5.    make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities;

      6.    purchase or sell commodities or commodity contracts, except that the
            Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in

                                       24

            connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectuses or this SAI at the time; and

      7.    purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities
            representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

                              --------------------

It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable). Each Fund may pledge assets of the Fund, but it is against the current policy of each of the Funds, which policy may also be changed without shareholder approval, to pledge more than one-third of its assets.

All percentage limitations on investments (except the limitation with respect to securities that are not readily marketable set forth in the preceding paragraph)
will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment; except that, if a Fund is required by law to maintain the 300%
asset coverage ratio described above in the Note following restriction 2, and the Fund for any reason ceases to maintain that asset coverage, it will take steps to restore that asset coverage ratio within three days thereafter
(excluding Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectuses, the other investment policies described in this SAI or in the Prospectuses are not fundamental and may be changed by approval of the Trustees.

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than
50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                                       25

DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the SEC on Form N-CSR and Form N-Q, each of the Funds makes its full portfolio holdings publicly available to shareholders on a quarterly basis. Each Fund normally makes such filings on or shortly after the sixtieth day following the end of a fiscal quarter. Each Fund delivers its complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on Form N-CSR, to shareholders in the Funds' semi-annual and annual reports. The Funds do not deliver their complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at
www.sec.gov.

POLICIES AND PROCEDURES. The Schroder Funds have adopted policies and procedures with respect to disclosure of the Funds' portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in a Fund's portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that neither Schroders nor the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.
Portfolio holdings may be disclosed to certain third parties in advance of quarterly filings by the Funds with the SEC. In each instance of such advance disclosure, a determination will have been made by Schroders that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law)
or trade on the nonpublic information. The Funds currently disclose nonpublic portfolio holdings information only to recipients who have agreed with Schroders to keep such information confidential. In the future, where Schroders does not believe that the risk of disclosure is material, a Fund may disclose information to recipients who do not have an independent duty not to disclose the nonpublic information and are not party to a confidentiality agreement. Any inappropriate use of such information by the recipient could be harmful to the Fund and its shareholders. The Funds have no ongoing arrangements to make available nonpublic portfolio holdings information, except as described in the procedures below.
Nonpublic portfolio holdings information is disclosed by a Fund's portfolio management team, except in cases where the information is disclosed by other personnel or agents of the Funds, as described below. The following list describes the circumstances in which the Fund discloses its portfolio holdings to selected third parties:

Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility.
Portfolio managers may also release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

Schroders. In its capacity as adviser to the Funds, certain Schroders personnel and personnel of its affiliates (including Schroder Investment Management North
America Limited ("SIMNA Ltd.")) that deal directly with the processing, settlement, review, control, auditing, reporting, or valuation of portfolio trades will have full daily access to Fund portfolio holdings. Affiliates of
Schroders (including SIMNA Ltd.) with access to portfolio holdings information are provided with training on the Trust's policies and procedures regarding disclosure of portfolio holdings information and the Trust's Chief Compliance
Officer reports to the Trustees regarding compliance by such affiliates.

                                       26

External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include fund accounting agents, pricing services, and the custodian have daily access to all Fund portfolio holdings. Portfolio holdings information is provided on an ongoing basis to the Funds' administrator SEI Investments Global
Funds Services ("SEI"). PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm, receives portfolio holdings information yearly in connection with the Funds' audit. Schroders utilizes the services of
Institutional Shareholder Services ("ISS") to assist with proxy voting. ISS receives full Fund portfolio holdings on a monthly basis for the Funds for which it provides services.

Ranking/Rating Agencies. Morningstar, Lipper, Thomson and Bloomberg receive the
Funds' full portfolio holdings no earlier than 60 calendar days following the end of each calendar quarter.

      Certain approved recipients of portfolio holdings information are listed in the policies and procedures with respect to the disclosure of each of the
Fund's portfolio holdings approved by the Board of Trustees of the Trust. Any addition to the list of approved recipients of portfolio holdings information included in such procedures (whether on an ongoing or a one-time basis) requires approval by the President and Chief Compliance Officer of the Fund based on a review of: (i) the type of Fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the period, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Fund; (vii)
the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure;
(viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of the Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for the general oversight of the
Trust's business. Subject to such policies as the Trustees may determine,
Schroders furnishes a continuing investment program for each Fund and makes investment decisions on its behalf. Subject to the control of the Trustees,
Schroders also manages the Funds' other affairs and business.

The names, addresses and ages of the Trustees and executive officers of the
Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated
positions until his or her resignation or removal.

                             DISINTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust
(each, a "Disinterested Trustee").

                                       27

-----------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF
                                            TERM OF             PRINCIPAL          PORTFOLIOS IN
                             POSITION(S)   OFFICE AND         OCCUPATION(S)        FUND COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH    LENGTH OF          DURING PAST 5         OVERSEEN BY    OTHER DIRECTORSHIPS
  DISINTERESTED TRUSTEE         TRUST     TIME SERVED             YEARS               TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------

David N. Dinkins, 79         Trustee      Indefinite     Trustee of the                 10                 None
875 Third Avenue, 22nd Fl.                Since 1994     Trust and Schroder
New York, NY 10022                                       Capital Funds
                                                         (Delaware);
                                                         Professor, Columbia
                                                         School of International
                                                         and Public Affairs.
-----------------------------------------------------------------------------------------------------------------------
Peter E. Guernsey, 85        Trustee      Indefinite     Trustee of the Trust           10                 None
875 Third Avenue, 22nd Fl.                Since 1993     and Schroder Capital
New York, NY 10022                                       Funds (Delaware).
                                                         Retired. Formerly,
                                                         Senior Vice President,
                                                         Marsh & McLennan,
                                                         Inc. (insurance
                                                         services).
-----------------------------------------------------------------------------------------------------------------------
John I. Howell, 89           Trustee      Indefinite     Trustee and Lead               11        American Life
875 Third Avenue, 22nd Fl.                Since 1993     Disinterested Trustee                    Assurance Co. of New
New York, NY 10022                                       of the Trust, Schroder                   York; United States
                                                         Capital Funds                            Life Insurance Co. of
                                                         (Delaware) and Schroder                  the City of New York;
                                                         Global Series Trust;                     First SunAmerica Life
                                                         Private Consultant,                      Insurance Co.
                                                         Indian Rock Corporation
                                                         (individual
                                                         accounting).
-----------------------------------------------------------------------------------------------------------------------
Peter S. Knight, 55          Trustee      Indefinite     Trustee of the Trust,          11        Medicis; PAR
875 Third Avenue, 22nd Fl.                Since 1993     Schroder Capital Funds                   Pharmaceuticals;
New York, NY 10022                                       (Delaware) and Schroder                  Entremed
                                                         Global Series Trust;
                                                         Director, Schroder
                                                         Japanese Long/Short
                                                         Fund; Director,
                                                         Schroder Credit
                                                         Renaissance Fund, LP;
                                                         Director, Schroder
                                                         Alternative Strategies
                                                         Fund; President,
                                                         Generation Investment
                                                         Management U.S.
                                                         Formerly, Managing
                                                         Director, MetWest
                                                         Financial (financial
                                                         services); President,
                                                         Sage Venture Partners
                                                         (investing); and
                                                         Partner, Wunder,
                                                         Knight, Forcsey &
                                                         DeVierno (law firm).
-----------------------------------------------------------------------------------------------------------------------
William L. Means, 70         Trustee      Indefinite     Trustee of the Trust           10                None
875 Third Avenue, 22nd Fl.                Since 1997     and Schroder Capital
New York, NY 10022                                       Funds (Delaware).
                                                         Retired.
-----------------------------------------------------------------------------------------------------------------------

                                       28

-----------------------------------------------------------------------------------------------------------------------

Clarence F. Michalis, 84     Trustee      Indefinite     Trustee of the                 11                 None
875 Third Avenue, 22nd Fl.                Since 1993     Trust, Schroder
New York, NY 10022                                       Capital Funds
                                                         (Delaware) and Schroder
                                                         Global Series Trust.
                                                         Retired. Formerly,
                                                         Chairman of the Board
                                                         of Directors, Josiah
                                                         Macy, Jr., Foundation.
-----------------------------------------------------------------------------------------------------------------------
Hermann C. Schwab, 86        Trustee      Indefinite     Trustee of the Trust           10                 None
875 Third Avenue, 22nd Fl.                Since 1993     and Schroder Capital
New York, NY 10022                                       Funds (Delaware).
                                                         Retired. Formerly,
                                                         consultant to Schroder
                                                         Capital Management
                                                         International, Inc.
-----------------------------------------------------------------------------------------------------------------------
James D. Vaughn, 61          Trustee      Indefinite     Trustee and Chairman of        11          AMG National Trust
875 Third Avenue, 22nd Fl.                Since 2003     the Audit Committee of                            Bank
New York, New York 10022                                 the Trust, Schroder
                                                         Capital Funds
                                                         (Delaware) and Schroder
                                                         Global Series Trust.
                                                         Retired. Formerly,
                                                         Managing Partner,
                                                         Deloitte & Touche USA,
                                                         LLP-Denver.
-----------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES

The following table sets forth certain information concerning a Trustee who is an "interested person" (as defined in the Investment Company Act) of the Trust
(an "Interested Trustee").

-----------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF
                                            TERM OF                                PORTFOLIOS IN
                             POSITION(S)   OFFICE AND           PRINCIPAL          FUND COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH    LENGTH OF          OCCUPATION(S)         OVERSEEN BY    OTHER DIRECTORSHIPS
    INTERESTED TRUSTEE          TRUST     TIME SERVED      DURING PAST 5 YEARS        TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------

Peter  L. Clark, 42*         Trustee      Indefinite     Trustee and Chairman of        10                 None
875 Third Avenue, 22nd Fl.   and          Since 2003     the Trust and Schroder
New York, NY 10022           Chairman                    Capital Funds
                                                         (Delaware); Chief
                                                         Executive Officer,
                                                         Schroders. Formerly,
                                                         Managing Director and
                                                         Head of Emerging
                                                         Markets, JP Morgan/JP
                                                         Morgan Investment
                                                         Management; Vice
                                                         President and Head of
                                                         Proprietary Trading, JP
                                                         Morgan.
-----------------------------------------------------------------------------------------------------------------------

* Mr. Clark is an Interested Trustee due to his status as an officer and employee of Schroder Investment Management North America Inc. and its
affiliates.

                                       29

                                    OFFICERS

The following table sets forth certain information concerning the Trust's officers. The officers of the Trust are employees of organizations that provide services to the Fund.

---------------------------------------------------------------------------------------------------------------------
NAME, AGE AND ADDRESS        POSITION(S) HELD WITH   TERM OF OFFICE                PRINCIPAL OCCUPATION(S)
OF OFFICER                   TRUST                   AND LENGTH OF TIME SERVED     DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------

Peter L. Clark, 42           Trustee and Chairman    Indefinite                    Trustee and Chairman of the Trust
875 Third Avenue, 22nd Fl.                           Since 2003                    and Schroder Capital Funds
New York, NY 10022                                                                 (Delaware); Director and Chief
                                                                                   Executive Officer, Schroders.
                                                                                   Formerly, Managing Director and
                                                                                   Head of Emerging Markets, JP
                                                                                   Morgan/JP Morgan Investment
                                                                                   Management; Vice President and
                                                                                   Head of Proprietary Trading, JP
                                                                                   Morgan.
---------------------------------------------------------------------------------------------------------------------
Mark A. Hemenetz, 50         President and           Indefinite                    Chief Operating Officer, Director
875 Third Avenue, 22nd Fl.   Principal Executive     Since May 2004                and Executive Vice President,
New York, NY 10022           Officer                                               Schroders; Chairman and Director,
                                                                                   Schroder Fund Advisors Inc.;
                                                                                   President and Principal Executive
                                                                                   Officer of the Trust, Schroder
                                                                                   Capital Funds (Delaware) and
                                                                                   Schroder Global Series Trust.
                                                                                   Formerly, Executive Vice President
                                                                                   and Director of Investment
                                                                                   Management, Bank of New York.
---------------------------------------------------------------------------------------------------------------------
Alan M. Mandel, 48           Treasurer and Chief     Indefinite                    First Vice President, Schroders;
875 Third Avenue, 22nd Fl.   Financial Officer       Since May 2003                Chief Operating Officer, Treasurer
New York, NY 10022                                                                 and Director, Schroder Fund
                                                                                   Advisors Inc.; Treasurer and Chief
                                                                                   Financial Officer, the Trust,
                                                                                   Schroder Global Series Trust and
                                                                                   Schroder Capital Funds (Delaware).
---------------------------------------------------------------------------------------------------------------------
Carin F. Muhlbaum, 43        Executive Vice          Indefinite                    Senior Vice President, General
875 Third Avenue, 22nd Fl.   President and Clerk     Vice President since 1998;    Counsel, and Chief Administrative
New York, NY 10022                                   Clerk since 2001              Officer, Schroders; Director,
                                                                                   Senior Vice President, Secretary
                                                                                   and General Counsel, Schroder Fund
                                                                                   Advisors Inc.; Executive Vice
                                                                                   President and Secretary/Clerk, the
                                                                                   Trust, Schroder Global Series
                                                                                   Trust and Schroder Capital Funds
                                                                                   (Delaware).
---------------------------------------------------------------------------------------------------------------------
Stephen M. DeTore, 54        Chief Compliance        Indefinite                    Senior Vice President, Director
875 Third Avenue, 22nd Fl.   Officer                 Since 2005                    and Chief Compliance Officer,
New York, NY 10022                                                                 Schroders; Senior Vice President
                                                                                   and Director, Schroder Fund
                                                                                   Advisors Inc.; Chief Compliance
                                                                                   Officer, the Trust, Schroder
                                                                                   Capital Funds (Delaware) and
                                                                                   Schroder Global Series Trust.
                                                                                   Formerly, Deputy General Counsel,
                                                                                   Gabelli Asset Management Inc.;
                                                                                   Associate General Counsel, Gabelli
                                                                                   Asset Management, Inc.; Assistant
                                                                                   Director, Office of Examination
                                                                                   Support, U.S. Securities and
                                                                                   Exchange Commission.
---------------------------------------------------------------------------------------------------------------------
Angel Lanier, 43             Assistant Secretary     Indefinite                    Assistant Vice President,
875 Third Avenue, 22nd Fl.                           Since 2005                    Schroders; Assistant Vice
New York, NY 10022                                                                 President, Schroder Fund Advisors
                                                                                   Inc.; Assistant Secretary of the
                                                                                   Trust, Schroder Capital Funds
                                                                                   (Delaware) and Schroder Global
                                                                                   Series Trust. Formerly, Associate,
                                                                                   Schroders.
---------------------------------------------------------------------------------------------------------------------

                                       30

                              CERTAIN AFFILIATIONS

The following table lists the positions held by the Trust's officers and any
Interested Trustees with affiliated persons or principal underwriters of the
Trust:

--------------------------------------------------------------------------------
                                            POSITIONS HELD WITH
                                           AFFILIATED PERSONS OR
                                          PRINCIPAL UNDERWRITERS
         NAME                                  OF THE TRUST
--------------------------------------------------------------------------------
Peter L. Clark             Trustee and Chairman of the Trust and Schroder
                           Capital Funds (Delaware); Director and Chief
                           Executive Officer, Schroders. Formerly, Managing
                           Director and Head of Emerging Markets, JP Morgan/JP
                           Morgan Investment Management; Vice President and
                           Head of Proprietary Trading, JP Morgan.
--------------------------------------------------------------------------------
Mark A. Hemenetz           President of the Trust, Schroder Capital Funds
                           (Delaware) and Schroder Global Series Trust; Chief
                           Operating Officer, Director and Executive Vice
                           President, Schroders; Chairman and Director, Schroder
                           Fund Advisors Inc.
--------------------------------------------------------------------------------
Alan M. Mandel             First Vice President, Schroders; Chief Operating
                           Officer, Treasurer and Director, Schroder Fund
                           Advisors Inc.; Treasurer and Chief Financial
                           Officer, the Trust, Schroder Global Series Trust,
                           Schroder Capital Funds (Delaware).
--------------------------------------------------------------------------------
Carin F. Muhlbaum          Senior Vice President, General Counsel, and Chief
                           Administrative Officer, Schroders; Director, Senior
                           Vice President, Secretary and General Counsel,
                           Schroder Fund Advisors Inc.; Executive Vice
                           President and Secretary/Clerk, the Trust, Schroder
                           Global Series Trust, and Schroder Capital Funds
                           (Delaware).
--------------------------------------------------------------------------------
Stephen M. DeTore          Senior Vice President, Director and Chief
                           Compliance Officer, Schroders; Senior Vice
                           President and Director, Schroder Fund Advisors
                           Inc.; Chief Compliance Officer, the Trust, Schroder
                           Global Series Trust, and Schroder Capital Funds
                           (Delaware).
--------------------------------------------------------------------------------
Angel Lanier               Assistant Vice President, Schroders; Assistant Vice
                           President, Schroder Fund Advisors Inc.; Assistant
                           Secretary, the Trust, Schroder Global Series Trust,
                           and Schroder Capital Funds (Delaware).
--------------------------------------------------------------------------------

                       COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means,
Michalis, Schwab and Vaughn). The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the
Funds and, among other things, considers the selection of independent public accountants for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and Schroders and its affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee met four times during the fiscal year ended October 31, 2005.

                                       31

Nominating Committee. All of the Disinterested Trustees (Messrs. Dinkins,
Guernsey, Howell, Knight, Means, Michalis, Schwab and Vaughn) serve as a
Nominating Committee of the Board responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee's criteria. Nominee recommendations may be submitted to the Clerk of the Trust at the Trust's principal business address. The Nominating Committee did not meet during the fiscal year ended October 31, 2005.

                              SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Schroders family of investment companies, as of December 31, 2005.

---------------------------------------------------------------------------------------------------------------------
                                                                                               AGGREGATE DOLLAR RANGE
                                                                                                     OF EQUITY
                                                                                                 SECURITIES IN ALL
                                                                                               REGISTERED INVESTMENT
                                                                     DOLLAR RANGE OF EQUITY    COMPANIES OVERSEEN BY
                                                                       SECURITIES IN THE        TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE                       FUND                               FUNDS             INVESTMENT COMPANIES*
---------------------------------------------------------------------------------------------------------------------

                                                                             Ranges:                  Ranges:
                                                                           None                     None
                                                                           $1-$10,000               $1-$10,000
                                                                           $10,001-$50,000          $10,001-$50,000
                                                                           $50,001-$100,000         $50,001-$100,000
                                                                           Over $100,000            Over $100,000
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
DAVID N. DINKINS                                                                                  $50,001-$100,000
---------------------------------------------------------------------------------------------------------------------
                           Schroder Municipal Bond Fund                       None
---------------------------------------------------------------------------------------------------------------------
                           Schroder Short-Term Municipal Bond Fund            None
---------------------------------------------------------------------------------------------------------------------
PETER E. GUERNSEY                                                                                       None
---------------------------------------------------------------------------------------------------------------------
                           Schroder Municipal Bond Fund                       None
---------------------------------------------------------------------------------------------------------------------
                           Schroder Short-Term Municipal Bond Fund            None
---------------------------------------------------------------------------------------------------------------------
JOHN I. HOWELL                                                                                    $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------
                           Schroder Municipal Bond Fund                       None
---------------------------------------------------------------------------------------------------------------------
                           Schroder Short-Term Municipal Bond Fund            None
---------------------------------------------------------------------------------------------------------------------
PETER S. KNIGHT                                                                                         None
---------------------------------------------------------------------------------------------------------------------
                           Schroder Municipal Bond Fund                       None
---------------------------------------------------------------------------------------------------------------------
                           Schroder Short-Term Municipal Bond Fund            None
---------------------------------------------------------------------------------------------------------------------
WILLIAM L. MEANS                                                                                    $1 - $10,000
---------------------------------------------------------------------------------------------------------------------

                                       32

---------------------------------------------------------------------------------------------------------------------

                           Schroder Municipal Bond Fund                       None
---------------------------------------------------------------------------------------------------------------------
                           Schroder Short-Term Municipal Bond Fund            None
---------------------------------------------------------------------------------------------------------------------
CLARENCE F. MICHALIS                                                                               Over $100,000
---------------------------------------------------------------------------------------------------------------------
                           Schroder Municipal Bond Fund                       None
---------------------------------------------------------------------------------------------------------------------
                           Schroder Short-Term Municipal Bond Fund            None
---------------------------------------------------------------------------------------------------------------------
HERMANN C. SCHWAB                                                                                       None
---------------------------------------------------------------------------------------------------------------------
                           Schroder Municipal Bond Fund                       None
---------------------------------------------------------------------------------------------------------------------
                           Schroder Short-Term Municipal Bond Fund            None
---------------------------------------------------------------------------------------------------------------------
JAMES D. VAUGHN                                                                                    Over $100,000
---------------------------------------------------------------------------------------------------------------------
                           Schroder Municipal Bond Fund                       None
---------------------------------------------------------------------------------------------------------------------
                           Schroder Short-Term Municipal Bond Fund            None
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
PETER L. CLARK                                                                                    $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------
                           Schroder Municipal Bond Fund                       None
---------------------------------------------------------------------------------------------------------------------
                           Schroder Short-Term Municipal Bond Fund            None
---------------------------------------------------------------------------------------------------------------------

* For these purposes, the Trust, Schroder Capital Funds (Delaware), and Schroder
Global Series Trust are considered part of the same "Family of Investment
Companies."

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person
(other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2005:

--------------------------------------------------------------------------------------------------------
                        NAME OF OWNERS
                      AND RELATIONSHIPS                                    VALUE OF
   NAME OF TRUSTEE        TO TRUSTEE         COMPANY      TITLE OF CLASS  SECURITIES   PERCENT OF CLASS
--------------------------------------------------------------------------------------------------------

David N. Dinkins             N/A               N/A             N/A            N/A            N/A
--------------------------------------------------------------------------------------------------------
Peter E. Guernsey            N/A               N/A             N/A            N/A            N/A
--------------------------------------------------------------------------------------------------------
John I. Howell               N/A               N/A             N/A            N/A            N/A
--------------------------------------------------------------------------------------------------------
Peter S. Knight              N/A               N/A             N/A            N/A            N/A
--------------------------------------------------------------------------------------------------------
William L. Means             N/A               N/A             N/A            N/A            N/A
--------------------------------------------------------------------------------------------------------
Clarence F. Michalis         N/A               N/A             N/A            N/A            N/A
--------------------------------------------------------------------------------------------------------
Hermann C. Schwab            N/A               N/A             N/A            N/A            N/A
--------------------------------------------------------------------------------------------------------
James D. Vaughn              N/A               N/A             N/A            N/A            N/A
--------------------------------------------------------------------------------------------------------

                                       33

                             TRUSTEES' COMPENSATION

Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an
Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The following table sets forth approximate information regarding compensation received by Trustees from the "Fund Complex" for the fiscal year ended October
31, 2005. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroders and its affiliates).

-------------------------------------------------------------------------------
                                 AGGREGATE
                               COMPENSATION   TOTAL COMPENSATION FROM TRUST AND
      NAME OF TRUSTEE           FROM TRUST     FUND COMPLEX PAID TO TRUSTEES*
-------------------------------------------------------------------------------
David N. Dinkins                  $12,615                  $20,080
-------------------------------------------------------------------------------
Peter E. Guernsey                 $12,615                  $20,080
-------------------------------------------------------------------------------
John I. Howell                    $5,091                   $20,080
-------------------------------------------------------------------------------
Peter S. Knight                   $4,591                   $17,750
-------------------------------------------------------------------------------
William L. Means                  $12,565                  $20,000
-------------------------------------------------------------------------------
Clarence F. Michalis              $5,091                   $20,080
-------------------------------------------------------------------------------
Hermann C. Schwab                 $12,615                  $20,080
-------------------------------------------------------------------------------
James D. Vaughn                   $5,040                   $20,000
-------------------------------------------------------------------------------

* The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust. The Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust are considered part of the same
"Fund Complex" for these purposes.

The Trust's Declaration of Trust provides that the Trust will indemnify its
Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the
Trust, except if it is determined in the manner specified in the Declaration of
Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust by-laws provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the Trustee is an
"audit committee financial expert." The Trust bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their service as Trustees, except to the extent prohibited by the Declaration of Trust. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                                       34

SCHRODERS AND ITS AFFILIATES

Schroders serves as the investment adviser for the Funds. Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder
U.S. Holdings Inc. (or their predecessors) have been investment managers since
1927. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroder
International Holdings, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of December 31, 2005, had under management assets of approximately $201 billion.
Schroders' address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder Investment Management North America Inc.

PORTFOLIO MANAGERS

The portfolio managers primarily responsible for making investment decisions for the Funds are David Baldt, Daniel Scholl, Susan Beck, and Ted Manges.

OTHER ACCOUNTS MANAGED. The following tables show information regarding other accounts managed by the portfolio managers of each Fund, as of October 31, 2005:

-------------------------------------------------------------------------------------------------------------
                                                                                             TOTAL ASSETS IN
                                                                       NUMBER OF ACCOUNTS    ACCOUNTS WHERE
                                                                       WHERE ADVISORY FEE    ADVISORY FEE IS
                                                TOTAL ASSETS IN        IS BASED ON ACCOUNT   BASED ON ACCOUNT
                          NUMBER OF ACCOUNTS    ACCOUNTS               PERFORMANCE           PERFORMANCE
-------------------------------------------------------------------------------------------------------------

SCHRODER SHORT-TERM MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------------------
DAVID BALDT
-------------------------------------------------------------------------------------------------------------
Registered Investment       3                  $625.9 million         None                  None
Companies
-------------------------------------------------------------------------------------------------------------
Other Pooled Investment     1                  $75 million            None                  None
Vehicles
-------------------------------------------------------------------------------------------------------------
Other Accounts              219                $2.398 billion         None                  None
-------------------------------------------------------------------------------------------------------------
DANIEL SCHOLL
-------------------------------------------------------------------------------------------------------------
Registered Investment       3                  $625.9 million         None                  None
Companies
-------------------------------------------------------------------------------------------------------------
Other Pooled Investment     1                  $75 million            None                  None
Vehicles
-------------------------------------------------------------------------------------------------------------
Other Accounts              219                $2.398 billion         None                  None
-------------------------------------------------------------------------------------------------------------
SUSAN BECK
-------------------------------------------------------------------------------------------------------------
Registered Investment       3                  $625.9 million         None                  None
Companies
-------------------------------------------------------------------------------------------------------------

                                       35

-------------------------------------------------------------------------------------------------------------

Other Pooled Investment     1                  $75 million            None                  None
Vehicles
-------------------------------------------------------------------------------------------------------------
Other Accounts              219                $2.398 billion         None                  None
-------------------------------------------------------------------------------------------------------------
TED MANGES
-------------------------------------------------------------------------------------------------------------
Registered Investment       3                  $625.9 million         None                  None
Companies
-------------------------------------------------------------------------------------------------------------
Other Pooled Investment     1                  $75 million            None                  None
Vehicles
-------------------------------------------------------------------------------------------------------------
Other Accounts              219                $2.398 billion         None                  None
--------------------------------------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------------------
DAVID BALDT
-------------------------------------------------------------------------------------------------------------
Registered Investment       3                  $649.5 milion          None                  None
Companies
-------------------------------------------------------------------------------------------------------------
Other Pooled Investment     1                  $75 million            None                  None
Vehicles
-------------------------------------------------------------------------------------------------------------
Other Accounts              219                $2.398 billion         None                  None
-------------------------------------------------------------------------------------------------------------
DANIEL SCHOLL
-------------------------------------------------------------------------------------------------------------
Registered Investment       3                  $649.5 milion          None                  None
Companies
-------------------------------------------------------------------------------------------------------------
Other Pooled Investment     1                  $75 million            None                  None
Vehicles
-------------------------------------------------------------------------------------------------------------
Other Accounts              219                $2.398 billion         None                  None
-------------------------------------------------------------------------------------------------------------
SUSAN BECK
-------------------------------------------------------------------------------------------------------------
Registered Investment       3                  $649.5 milion          None                  None
Companies
-------------------------------------------------------------------------------------------------------------
Other Pooled Investment     1                  $75 million            None                  None
Vehicles
-------------------------------------------------------------------------------------------------------------
Other Accounts              219                $2.398 billion         None                  None
-------------------------------------------------------------------------------------------------------------
TED MANGES
-------------------------------------------------------------------------------------------------------------
Registered Investment       3                  $649.5 milion          None                  None
Companies
-------------------------------------------------------------------------------------------------------------
Other Pooled Investment     1                  $75 million            None                  None
Vehicles
-------------------------------------------------------------------------------------------------------------
Other Accounts              219                $2.398 billion         None                  None
-------------------------------------------------------------------------------------------------------------

MATERIAL CONFLICTS OF INTEREST. Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for

                                       36

funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders' policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. See "Brokerage
Allocation and Other Practices" for more information about this process.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders' compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. Schroders' methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds' portfolio managers are paid in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of
Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers' base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager's bonus is based in part on performance. Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team"
maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks over one and three year periods, the level of funds under management and the level of performance fees generated. Performance is evaluated for each quarter, year and since inception of the Fund. The portfolio managers' compensation for other accounts they manage is not based upon account performance.

Schroders also reviews "softer" factors such as leadership, innovation, contribution to other parts of the business and adherence to corporate values of excellence, integrity, teamwork, passion and innovation. An employee's bonus is paid in a combination of cash and Schroders plc stock, as determined by
Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.

OWNERSHIP OF SECURITIES. As of October 31, 2005, Mr. Scholl beneficially owned the following dollar range of equity securities in the Funds: Schroder Municipal
Bond Fund - $10,001-$50,000; and Schroder Short-Term Municipal Bond Fund -
$1-$10,000. As of October 31, 2005, Ms. Beck beneficially owned the following dollar range of equity securities in the Funds: Schroder Municipal Bond Fund -
$10,001-

                                       37

$50,000; and Schroder Short-Term Municipal Bond Fund - $10,001-$50,000. As of
October 31, 2005, Mr. Baldt and Mr. Manges did not beneficially own any securities of the Funds.

MANAGEMENT CONTRACT

Management Contract. Under a Management Contract between the Trust, on behalf of each Fund, and Schroders, Schroders, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Fund.

Under the Management Contract, Schroders is required to continuously furnish the
Funds investment programs consistent with the investment objective and policies of each Fund, and to determine, for each Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's
Declaration of Trust and By-laws, and of the Investment Company Act, and to the
Fund's investment objective, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.
As compensation for services provided to the Fund pursuant to the Management
Contract, Schroders is entitled to receive from the Trust a fee, computed and paid monthly, at the annual rate of 0.40% of each Fund's average daily net assets.

Schroders makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroders pays the compensation and expenses of officers and executive employees of the Trust. Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.
Schroders pays the Trust's office rent.

Under the Management Contract, the Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses;
accounting expenses; payments under any distribution plan; shareholder servicing payments; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Management Contract provides that Schroders shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

                                       38

The Management Contract may be terminated as to a Fund without penalty by vote of the Trustees, by the shareholders of that Fund, or by Schroders, on 60 days'
written notice. The Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, the Management Contract may be amended only by a vote of the shareholders of the affected Fund(s), and the
Management Contract provides that it will continue in effect from year to year
(after an initial two-year period) only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of that Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroders. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

Recent Investment Advisory Fees. For its fiscal years ended October 31, 2005 and
October 31, 2004, pursuant to the Management Contract, each Fund paid fees to
Schroders as follows (reflecting reductions in such fees pursuant to expense limitations and/or waivers in effect during the period):

---------------------------------------------------------------------------------------
                                 INVESTMENT ADVISORY FEES    INVESTMENT ADVISORY FEES
                                PAID FOR FISCAL YEAR ENDED  PAID FOR FISCAL YEAR ENDED
                                         10/31/05                    10/31/04
---------------------------------------------------------------------------------------

Schroder Municipal Bond Fund             $16,254                        $0
---------------------------------------------------------------------------------------
Schroder Short-Term Municipal            $102,113                       $0
Bond Fund
---------------------------------------------------------------------------------------

      WAIVED FEES. For the periods shown above, a portion of the advisory fees payable to Schroders were waived in the following amounts pursuant to expense limitations and/or fee waivers observed by Schroders for the noted Fund during such periods.

---------------------------------------------------------------------------------------
                                FEES WAIVED DURING FISCAL   FEES WAIVED DURING FISCAL
FUND                               YEAR ENDED 10/31/05         YEAR ENDED 10/31/04
---------------------------------------------------------------------------------------

Schroder Municipal Bond Fund            $290,954                    $273,781
---------------------------------------------------------------------------------------
Schroder Short-Term Municipal           $313,748                    $353,873
Bond Fund
---------------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES

On behalf of each Fund, the Trust has entered into an administration and accounting agreement with SEI Investments Global Fund Services ("SEI"), under which SEI provides administrative services necessary for the operation of each
Fund, including recordkeeping, preparation of shareholder communications, assistance with regulatory compliance (such as reports to and filings with the
Securities and Exchange Commission and state securities commissions), preparation and filing of tax returns, preparation of the Trust's periodic financial reports, and certain other fund accounting services. Effective
November 1, 2004, under agreements with SEI, the Trust and Schroder Capital
Funds (Delaware) pay fees to SEI based on the combined average daily net assets of all the funds that are series of the Trust and Schroder Capital

                                       39

Funds (Delaware) according to the following annual rates: 0.115% on the first
$600 million of such assets, 0.11% on the next $400 million of such assets,
0.09% on the next $1 billion of such assets and 0.07% on assets in excess of $2 billion. Each Fund pays its pro rata portion of such expenses. Prior to November
1, 2004, the Trust and Schroder Capital Funds (Delaware) paid fees to SEI based on the combined average daily net assets of all of their funds, according to the following annual rates: 0.15% on the first $300 million of such assets, and
0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses. The agreement is terminable with respect to the Funds without penalty, at any time, by the
Trustees upon six (6) months' written notice to SEI or by SEI upon six (6)
months' written notice to the Trust. The agreement is terminable by either party upon a material breach by the other party, provided that the terminating party has provided 45 days' notice of such material breach and the specified date of termination and the breaching party has not remedied the breach by the specified termination date.

Administrative service fees. For the last two fiscal years (since the Funds'
inception) the Funds paid the following fees to SEI as compensation for SEI's services as administrator. Prior to January 4, 2004, SEI served as sub-administrator to the Funds; Schroder Fund Advisors Inc. served as administrator, for which service Schroder Fund Advisors Inc. received no compensation from the Funds.

--------------------------------------------------------------------------------
                              ADMINISTRATION FEES         ADMINISTRATION FEES
                              PAID FOR FISCAL YEAR       PAID FOR FISCAL YEAR
FUND                             ENDED 10/31/05             ENDED 10/31/04
--------------------------------------------------------------------------------
Schroder Municipal Bond        $97,748                    $70,780
Fund
--------------------------------------------------------------------------------
Schroder Short-Term            $133,840                   $106,216
Municipal Bond Fund
--------------------------------------------------------------------------------

DISTRIBUTOR

Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc.
(the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New York 10022,
serves as the distributor for the Trust's continually offered shares. The
Distributor pays all of its own expenses in performing its obligations under the
Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroder and its Affiliates" for
ownership information regarding the Distributor.

Distribution plan for Advisor Shares. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act that allows the Fund to compensate the Distributor in connection with the distribution of the Fund's shares. Under the Plan, a Fund may make payments at an annual rate up to 0.25%
of the average daily net assets attributable to its Advisor Shares. Because the fees are paid out of a Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of a Fund and may cost an investor more than paying other types of sales charges.

The Distribution Plan is a compensation plan. The various costs and expenses that may be paid or reimbursed by amounts paid under the Distribution Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with

                                       40

the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

A Distribution Plan may not be amended to increase materially the amount of payments permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the relevant Fund. Any other material amendment to a Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees ("Qualified Trustees") who are not "interested persons" (as defined in the Investment Company Act) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution
Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. Each Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the
Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. Each Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund's outstanding Advisor Shares.

During the fiscal periods ended October 31, 2005 and October 31, 2004, the Funds
(in respect of their Advisor Shares) paid fees under the Distribution Plans in the following amounts:

-----------------------------------------------------------------------------------------------------------------
                                         FISCAL YEAR ENDED OCTOBER 31, 2005    FISCAL YEAR ENDED OCTOBER 31, 2004
-----------------------------------------------------------------------------------------------------------------

Schroder Municipal Bond Fund                           $10,172                               $ 1,791
-----------------------------------------------------------------------------------------------------------------
Schroder Short-Term Municipal Bond Fund                $5,655                                $ 2,269
-----------------------------------------------------------------------------------------------------------------

BROKERAGE ALLOCATION AND OTHER PRACTICES

Schroders, in selecting brokers to reflect transactions on behalf of the Funds, generally seeks to obtain the best execution available.

Schroders may deem the purchase or sale of a security to be in the best interest of the Funds as well as other clients of Schroders. In such cases, Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, such transactions will be allocated among the clients in a manner believed by Schroders to be fair and equitable and consistent with its fiduciary obligations to each client at an average price and commission.

There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Other Practices. Schroders and its affiliates also manage private investment companies ("hedge funds") that are marketed to, among others, existing Schroders clients. These hedge funds may invest in the same securities as those invested in by the Funds. The hedge funds' trading methodologies are generally

                                       41

different than those of the Funds and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in the Funds.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of each Fund is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange")
(normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

The Trustees have established procedures for the valuation of a Fund's securities, which are summarized below.

Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than
60 days are valued on the basis of valuations provided by pricing services based on the mean of the bid and asked prices supplied by brokers or dealers or matrix pricing, a method of valuing securities by reference to the values of other securities with similar characteristics, such as rating, interest rate, and maturity. Below investment grade debt instruments ("high yield debt") and emerging markets debt instruments will ordinarily be valued at prices supplied by a Fund's pricing services based on the mean of bid and asked prices supplied by brokers or dealers; provided, however, that if the bid-asked spread exceeds five points, then that security will be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, a form of fair valuation, unless Schroders believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.

Options on indices or exchange-traded fund (ETF) shares shall be valued at the mid-market price reported as of the close of the Chicago Board of Options
Exchange. Options and futures contracts traded on a securities exchange or board of trade shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price (the average of the last reported bid and asked prices). Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price (the average of the most recently reported bid and asked prices).

All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.

Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities
(or, when such prices for such securities are not available - for example, on a day when bond markets are closed - based on other factors that may be indicative of the securities' values).

If any securities held by the Funds are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation

                                       42

for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and officers at Schroders)
shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition).
In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New
York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then the Fair Value Committee of the Trust will consider whether it is appropriate to value these securities at their fair values.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more Funds or classes may be allocated in proportion to the net asset values of the respective Funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific Fund or class. The net asset value of a Fund's Advisor Shares will generally differ from that of its Investor
Shares due to the variance in dividends paid on each class of shares and differences in the expenses of Advisor Shares and Investor Shares.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds have no arrangements with any person to permit frequent purchases and redemptions of the Funds' shares.

TAXES

The following discussion of U.S. federal income tax consequences is based on the
Internal Revenue Code of 1986, as amended ("the Code"), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action,

                                       43

possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. It does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Funds. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Funds.

TAXATION OF THE FUNDS. Each Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the
Code.

As a RIC qualifying to have its tax liability determined under Subchapter M, the
Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

In order to qualify as a RIC a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in (x) the securities of any one issuer (other than the U.S. Government or other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and (c)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. Each Fund intends to make such distributions.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004
(the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii)
that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

                                       44

If a Fund does not qualify for taxation as a RIC for any taxable year, the
Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gains (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M), the Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October,
November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

TAXABLE DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as described below) are taxed to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from
"qualified dividend income" will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.
The Funds do receive interest, rather than dividends, from its portfolio holdings. As a result, they do not expect any significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10%
and 15% rate brackets - for taxable years beginning before January 1, 2011.

EXEMPT-INTEREST DIVIDENDS. A Fund will qualify to pay exempt-interest dividends to shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax.
Distributions that a Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax
("AMT") purposes and for state and local purposes. Because the Funds intend to qualify to pay exempt-interest dividends, the Funds may be limited in their ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

                                       45

Under the Code, interest on certain "private activity bonds" issued after August
7, 1986 is treated as a preference item and is (after reduction by applicable expenses) included in federal alternative minimum taxable income. In addition, for corporations, alternative minimum taxable income is increased by a percentage of the excess of an alternative measure of income that includes interest on all tax-exempt securities over the amount otherwise determined to be alternative minimum taxable income. Accordingly, a portion of the Funds'
dividends that would otherwise be tax-exempt to the shareholders may cause an investor to be subject to the federal AMT or may increase the liability of an investor who is subject to such tax. The receipt of exempt-interest dividends may affect the portion, if any, of a shareholder's Social Security and Railroad
Retirement benefits that will be includable in gross income subject to federal income tax. Shareholders receiving Social Security or Railroad Retirement benefits should consult their tax advisers.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority.

TRANSACTIONS IN FUND SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon such a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares.
In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions from a Fund of long-term capital gain with respect to the shares during the six-month period. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of a Fund are purchased within 30 days before or after the disposition.
In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

HEDGING TRANSACTIONS. If a Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the
Fund, cause adjustments

                                       46

in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. A Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

BACKUP WITHHOLDING. A Fund is generally required to withhold a percentage of certain of your dividends and other distributions if you have not provided the
Fund with your correct taxpayer identification number (normally your Social
Security number), or if you are otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS. In general, dividends (other than capital gain dividends)
paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004
Act, effective for taxable years of a fund beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts (i)
with respect to distributions (other than distributions to a foreign person (w)
that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10%
shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund (an
"interest-related dividend"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United
States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such

                                       47

distributions are properly designated by a Fund (a "short-term capital gain dividend"). A Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, capital gain dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the
United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating
183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Trust, as of February 22, 2006, no person owned beneficially or of record 5% or more of the outstanding voting securities of any
Fund except as indicated on Appendix A hereto.

To the knowledge of the Trust, as of February 22, 2006, the Trustees of the
Trust and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

CUSTODIAN

J.P. Morgan Chase Bank, 270 Park Avenue, New York, New York, 10017, is the
custodian of the assets of the Funds. The custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the

                                       48

Fund's investments. The custodian does not determine the investment policies of a Fund or decide which securities a Fund will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts
02171, is the Trust's registrar, transfer agent and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, provides audit services and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia,
Pennsylvania 19103.

CODE OF ETHICS

Schroders, and Schroder Fund Advisors Inc., the Trust's distributor, have each adopted a Code of Ethics, and the Trust, Schroder Capital Funds (Delaware) and
Schroder Global Series Trust have adopted a combined Code of Ethics, pursuant to the requirements of Rule 17j-1 of the Investment Company Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the
Funds. The Codes of Ethics have been filed as exhibits to the Trust's
Registration Statement.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated authority and responsibility to vote any proxies relating to voting securities held by the Funds to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of Schroders' proxy voting policies and procedures is attached as Appendix
C to this SAI. Information regarding how Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 464-3108 and of the
Securities and Exchange Commission website at http://www.sec.gov.

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624,
serves as counsel to the Trust.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's
Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

                                       49

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm, Financial
Highlights, and Financial Statements in respect of the Funds are included in the
Trust's Annual Report to Shareholders for the fiscal year ended October 31
,2005, filed electronically with the Securities and Exchange Commission on
January 5, 2006 in the Funds' Report on Form N-CSR for the period ending October
31, 2005 (File No. 811-07840; Accession No. 0000950136-06-000150). The Report,
Financial Highlights and Financial Statements referred to above are incorporated by reference into this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling (800)
464-3108 and on the Securities and Exchange Commission website at
http://www.sec.gov.

                                       50

                                                                      APPENDIX A

                          HOLDERS OF OUTSTANDING SHARES

To the knowledge of the Trust, as of February 22, 2006, no person owned of record 5% or more of the outstanding Investor or Advisor Shares of any Fund, except as set forth below.

ADVISOR SHARES:

--------------------------------------------------------------------------------------------------------------------
                                                                                      Percentage of Outstanding
Record or Beneficial Owner                              Number of Shares                Advisor Shares Owned
--------------------------------------------------------------------------------------------------------------------

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

--------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc                                   186,006.0730                         56.24%
Special Custody Account For the
Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
(Record Owner)
--------------------------------------------------------------------------------------------------------------------
Pershing LLC                                              20,901.5640                           6.32%
PO Box 2052
Jersey City, NJ 07303-2052
(Record Owner)
--------------------------------------------------------------------------------------------------------------------
Pershing LLC                                              20,118.3160                           6.08%
PO Box 2052
Jersey City, NJ 07303-2052
(Record Owner)
--------------------------------------------------------------------------------------------------------------------
Pershing LLC                                              72,936.7570                          22.05%
PO Box 2052
Jersey City, NJ 07303-2052
(Record Owner)
--------------------------------------------------------------------------------------------------------------------

                                        A-1

SCHRODER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                                 626,590.5370                         52.47%
Special Custody Account
For the Benefit of Customers
Attn:Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
(Record Owner)
--------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES:

--------------------------------------------------------------------------------------------------------------------
                                                                                      Percentage of Outstanding
Record or Beneficial Owner                              Number of Shares                Investor Shares Owned
--------------------------------------------------------------------------------------------------------------------

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

--------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                9,874,170.8630                        67.30%
Special Custody Account For the
Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
(Record Owner)
--------------------------------------------------------------------------------------------------------------------
National Financial Services Corp.                        1,974,778.6270                        13.46%
For Exclusive Benefit of Customers
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003
(Record Owner)
--------------------------------------------------------------------------------------------------------------------
Laurence L. Stone                                         812,845.2840                          5.54%
725 Eagle Farm Road
Villanova, PA 19085-2035
(Record Owner and Beneficial Owner)
--------------------------------------------------------------------------------------------------------------------

                                       A-2

SCHRODER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                                8,256,609.0810                        64.71%
Special Custody Account
For the Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
(Record Owner)
--------------------------------------------------------------------------------------------------------------------
National Financial Services Corp.                        1,605,365.3900                        12.58%
For Exclusive Benefit of Customers
Attn: Mutual Funds 5th Floor
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003
(Record Owner)
--------------------------------------------------------------------------------------------------------------------
PFPC Wrap Services                                       1,103,546.2160                         8.65%
FBO Morningstar MP Clients
760 Moore Road
King of Prussia, PA 19406-1212
(Record Owner)
--------------------------------------------------------------------------------------------------------------------
Prudential Investment Management Service                  801,823.2590                          6.28%
FBO Mutual Fund Clients
Attn: Pruchoice Unit
Mail Stop 194-201
194 Wood Avenue
S. Iselin, NJ 08830-2710 (Record Owner)
--------------------------------------------------------------------------------------------------------------------

                                       A-3

                                                                      APPENDIX B

                    FIXED INCOME AND COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       B-1

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B." The modifier "1"
indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3"
indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months.
The ratings apply to Municipal Commercial Paper as well as taxable Commercial
Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations.
Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by
Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                                       B-2

"AA"  Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A"   Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB"  Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B"   Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC"  The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C"   The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-"
rating.

"CI"  The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR"  Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and
"C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

                                       B-3

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than
365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation
"1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC. ("FITCH")

FIXED INCOME SECURITY RATINGS

Investment Grade

AAA:  Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:   Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the
"AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A:    Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB:  Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       B-4

High Yield Grade

BB:   Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.
However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B:    Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC:  Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC:   Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:    Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD"
represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1:  Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
"F-1+".

F-2:  Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

                                       B-5

F-3:  Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

FIXED INCOME SECURITIES

Investment Grade

AAA:  Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes.
Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC:  Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

CERTIFICATES OF DEPOSIT RATINGS

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

                                       B-6

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company
Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation.
Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                                       B-7

                                                                      APPENDIX C

                SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.
            POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS
           OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management Company North America
Inc.'s ("Schroders") policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule
30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6
requires that Schroders:

o     Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

o     Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the "Funds"):

o     Disclose their proxy voting policies and procedures in their registration statements and

o     Annually, file with the SEC and make available to shareholders their actual proxy voting.

Proxy Voting General Principles

o     Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

PROXY COMMITTEE

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The
Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders' Global Corporate Governance Team (the "Team") is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

                                       C-1

When making proxy-voting decisions, Schroders generally adheres to the Global
Corporate Governance Policy (the "Policy"), as revised from time to time. The
Policy, which has been developed by Schroders' Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders's positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy
Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

Schroders uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services.
ISS's primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS's and others' recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders's clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

For example, conflicts of interest may arise when:

o   Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;

o   A proponent of a proxy proposal has a client relationship with Schroders;

o   A proponent of a proxy proposal has a business relationship with Schroders;

o   Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. The
Team will determine whether a proposal is material as follows:

o   Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

                                       C-2

o   Non-Routine Proxy Proposals: Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy,
    Schroders will address matters involving such conflicts of interest as follows:

      A.    if a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

      B.    if Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

      C.    if the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders's own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

      D.    if the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then
Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS' recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or
(c) obtain approval of the decision from the Chief Compliance Officer and the
Chief Investment Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING

The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the
Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the
Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written)
from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

                                       C-3

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule
30b1-4:

For each matter on which a fund is entitled to vote:

o   Name of the issuer of the security;

o   Exchange ticker symbol;

o   CUSIP number, if available;

o   Shareholder meeting date;

o   Brief summary of the matter voted upon;

o   Source of the proposal, i.e., issuer or shareholder;

o   Whether the fund voted on the matter;

o   How the fund voted; and

o   Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds'
actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

                                       C-4

                              SCHRODER SERIES TRUST

                          Schroder Strategic Bond Fund

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 4

                                 AUGUST 30, 2006

STATEMENT OF ADDITIONAL INFORMATION ...........................................1
TRUST HISTORY .................................................................1
FUND CLASSIFICATION ...........................................................1
CAPITALIZATION AND SHARE CLASSES ..............................................1
ADDITIONAL INFORMATION CONCERNING THE FUND'S PRINCIPAL INVESTMENT

PERFORMANCE INFORMATION OF CERTAIN OTHER ACCOUNTS MANAGED BY

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

      Schroder Series Trust (the "Trust") is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993.
The Trust's Agreement and Declaration of Trust (as amended, the "Declaration of
Trust"), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Schroder Strategic Bond Fund (the
"Fund") is a series of the Trust. The Trust currently also comprises seven other series, Schroder Emerging Market Equity Fund, Schroder International Diversified
Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder
Enhanced Income Fund, Schroder Total Return Fixed Income Fund, Schroder
Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund. Schroder
Investment Management North America Inc. ("Schroders") serves as investment manager to the Fund. Schroder Investment Management North America Limited
("SIMNA Ltd.") serves as investment sub-adviser to the Fund.

FUND CLASSIFICATION

      The Fund is an open-end management investment company registered under the
Investment Company Act of 1940, as amended (the "Investment Company Act"). The
Fund is a "non-diversified" investment company under the Investment Company Act, and therefore, may invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

CAPITALIZATION AND SHARE CLASSES

      The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The shares of the Fund described in this Statement of
Additional Information ("SAI") are currently divided into two classes, Investor
Shares and Advisor Shares. Each class of shares is offered through a separate
Prospectus. Unlike Investor Shares, Advisor Shares are currently subject to distribution fees, so that the performance of the Fund's Investor Shares will normally be more favorable than that of the Fund's Advisor Shares over the same time period. Generally, expenses and liabilities particular to a class of the
Fund, such as distribution fees applicable only to Advisor Shares, are allocated only to that class. Expenses and liabilities not related to a particular class are allocated in relation to the respective net asset value of each class, or on such other basis as the Trustees may in their discretion consider fair and equitable to each class. The Fund may suspend the sale of shares at any time.

      Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by a Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a
Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to

                                       -1-

hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the
Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trust as approved by the Trustees, and if the Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class of shares. Because Investor and Advisor Shares are subject to different expenses, the Fund's dividends and other distributions will normally differ between the two classes.

ADDITIONAL INFORMATION CONCERNING THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

      The following discussion provides additional information concerning the
Fund's principal investment strategies and the principal risks of the Fund described in the Prospectuses.

      FIXED INCOME SECURITIES. In periods of declining interest rates, the yield
(income from portfolio investments) of the Fund may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The values of fixed income securities in the Fund's portfolio generally vary inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

      LOWER-RATED SECURITIES. The Fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The Fund may invest in securities that are in default, and which offer little or no prospect for the payment of the full amount of unpaid principal and interest. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities.

      Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by
Moody's Investors Service, Inc. or Standard & Poor's Rating Service (or by any
other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

                                       -2-

      Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund's assets. Conversely, during periods of rising interest rates, the value of the
Fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Schroders will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

      Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

      At times, a portion of the Fund's assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by
Schroders or its affiliates, holds all or a major portion. Although Schroders generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when Schroders believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held.
Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.
In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value. In the case of tax-exempt funds, any income derived from the Fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund's intention to qualify as a
"regulated investment company" under the Internal Revenue Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

      Certain securities held by the Fund may permit the issuer at its option to
"call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

      The Fund may invest without limit in so-called "payment-in-kind" bonds.
Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in

                                       -3-

additional bonds. Because payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the Fund to liquidate investments in order to satisfy its dividend requirements.

      To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on Schroders'
investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

      CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated
price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar both to debt securities and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. Convertible securities provide for streams of income with yields that are generally higher than those of common stocks.

      WARRANTS TO PURCHASE SECURITIES. The Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

      FOREIGN INVESTMENTS. The Fund may invest in securities principally traded in foreign markets. The Fund may also invest in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

      Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S.
company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the
United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities may be denominated in foreign currencies, the values of the Fund's assets may be affected favorably or

                                       -4-

unfavorably by currency exchange rates and exchange control regulations, and the
Fund may incur costs in connection with conversion between currencies.

      In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the
United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

      Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

      EMERGING MARKET SECURITIES. The Fund may invest in securities of companies determined by Schroders to be "emerging market" issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war);
more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S.
dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United
States; and, greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

      In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                                       -5-

      FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging".

      When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of that
Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the
U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

      The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

      For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroders' opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

      When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

      The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

      It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of

                                       -6-

the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

      To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

      Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time or from time to time.

      The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

      Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract.
In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

      Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month.
Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

      At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

      Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on

                                       -7-

exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

      Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges. Such options will be purchased or written only when Schroders believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

      The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

      Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      CERTAIN DERIVATIVE INSTRUMENTS. Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, to the extent permitted under "Investment Restrictions" below and in the
Prospectuses, the Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices, options on futures contracts, and short sales. These transactions may be used by the Fund for hedging purposes or, to the extent permitted by applicable law, to increase its current return. Use of derivatives other than for hedging purposes may be considered speculative, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

      OPTIONS. The Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

                                       -8-

      Covered call options. The Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

      A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

      In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

      The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

      Covered put options. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the
Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

      In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

      The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

      Options on foreign securities. The Fund may purchase and sell options on foreign securities if in Schroders' opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such

                                       -9-

options will not differ materially from risks related to options on U.S.
securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

      Purchasing put and call options. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

      The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

      The Fund may also purchase put and call options to enhance its current return. The Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

      Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders to forecast market and interest rate movements correctly.

      An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will enter into an option position only if Schroders believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders believes it is inadvisable to do so.

      Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of Schroders may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

                                      -10-

      As described below, the Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter markets.
Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions will be unable to meet their obligations to the Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The
Options Clearing Corporation. The Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroders, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund will treat over-the-counter options (and, in the case of options sold by the
Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

      Government regulations, particularly the requirements for qualification as a "regulated investment company" (a "RIC") under the United States Internal
Revenue Code of 1986, may also restrict the Fund's use of options.

      FUTURES CONTRACTS. To the extent permitted under "Investment Restrictions"
below and in the Prospectuses and by applicable law, the Fund may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. Depending upon the change in the value of the underlying security or index when the Fund enters into or terminates a futures contract the
Fund may realize a gain or loss.

      The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange
Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

      Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short"
position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of the Fund's Valuation Committee, reflect the fair value of the contract, in which case the positions will be fair valued by the
Trustees or the Valuation Committee.

      Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears in Schroders' judgment economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

                                      -11-

      Hedging by use of futures on securities seeks to establish more certainty than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the
Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

      On other occasions, the Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

      A Fund that invests in fixed income securities may also use futures to adjust the duration of its fixed income portfolio and otherwise to manage
(increase or decrease) the Fund's exposure to interest rate risk.

      Successful use by the Fund of futures contracts on securities is subject to Schroders' ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

      The Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series.
There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers'
requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

      Index Futures Contracts and Options. The Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or

                                      -12-

sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index.
A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

      Depending on the change in the value of the index between the time when the Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New
York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of
$180 and the S&P 100 Index is at $184 on that future date, the Fund will gain
$400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose
$200 (100 units x loss of $2).

      The Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

      In order to hedge the Fund's investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroders'
judgment, have a significant correlation with movements in the prices of the
Fund's portfolio securities.

      Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract
(a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

      As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term

                                      -13-

of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash
"exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

      The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Fund may also allow such options to expire unexercised.

      Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

      The Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

      Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with a futures commission merchant an amount of cash,
U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin."
The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

      Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates.
For example, when the Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

      When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the
Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

      SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

      Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time,

                                      -14-

it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

      Hedging Risks. There are several risks in connection with the use by the
Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of the Fund's securities which are the subject of a hedge. Schroders will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

      Successful use of futures contracts and options by the Fund for hedging purposes is also subject to Schroders' ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions.
Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders may still not result in a successful hedging transaction over a very short time period.

      Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which the Fund may invest
(including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that the Fund will engage in such transactions at any time or from time to time. The Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

                                      -15-

      Other Risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund. As an open-end investment company, registered with the
SEC, the Trust is subject to federal securities laws, including the 1940 Act, related rules and various SEC and SEC Staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Trust must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or Staff-approved measures while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Trust must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value.
With respect to forwards and futures that are contractually required to
"cash-settle," however, the Trust is permitted to set aside liquid assets in an amount equal to the Trust's daily marked-to-market (net) obligation (i.e. the
Trust's daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forward or futures the Trust will have the ability to employ leverage to a greater extent than if the Trust were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. The Trust reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the
SEC and its Staff.

      SWAP AGREEMENTS. The Fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the
United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The values of the Fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures.

      The Fund may also enter into "credit default" swap transactions. In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in a default (or similar events) by a third party on its obligations. The Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). The Fund would generally enter into this type of transaction to limit or reduce risk with respect to bonds or loans that it owns in its portfolios or otherwise in connection with transactions intended to reduce one or more risks in the Fund's portfolio, or otherwise to increase the Fund's investment return. In addition, the Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. The Fund would generally enter into this type of transaction as a substitute for investment in the securities of the issuer, or otherwise to increase the Fund's investment return.

      The Fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which they enter into the transactions to meet their obligations to the Fund.

                                      -16-

      Under certain circumstances, suitable transactions may not be available to the Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. The Fund's ability to engage in certain swap transactions may be limited by tax considerations.

      HYBRID INSTRUMENTS. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of depositor other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities
(collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

      The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.

      Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss
(or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

      Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put

                                      -17-

option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

      Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

      Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the Commodities Futures Trading Commission
("CFTC"), which generally regulates the trading of commodity futures by U.S.
persons, the Securities and Exchange Commission (the "Commission"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

      MORTGAGE BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

      Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-

                                      -18-

related securities. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return the adviser expected.

      Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates.
As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

      Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

      CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the
U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

      Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

      Prepayments could result in losses on stripped mortgage-backed securities.
Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments
(including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these

                                      -19-

securities. Conversely, principal only securities or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

      The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

      In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectuses and this SAI, the Fund may employ other investment practices and may be subject to additional risks, which are described below.

      SHORT SALES. The Fund may seek to hedge investments or realize additional gains through short sales.

      Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan.
To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

      At any time that the Fund has sold a security short, it will maintain liquid securities, in a segregated account with its custodian, in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the value at the time of the securities sold short.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements without limit. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition,
and

                                      -20-

only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

      FORWARD COMMITMENTS. The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time
("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets.
Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the
Fund of an advantageous yield or price.

      Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if Schroders deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

      FLOATING RATE AND VARIABLE RATE DEMAND NOTES. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

      LOAN PARTICIPATIONS AND OTHER FLOATING RATE LOANS. The Fund may invest in
"loan participations." By purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

      The Fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The

                                      -21-

failure by the Fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the Fund will invest, however, Schroders will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers.
Schroders' analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Schroders will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which the Fund may invest are not generally rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan participation will depend almost exclusively on Schroders', and the original lending institution's, credit analysis of the borrower. Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to the Fund's credit quality policy.

      Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, the Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, the Fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The
Fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

      The Fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the Fund such payments and to enforce the Fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the underlying loan. When the Fund is required to rely upon a lending institution to pay to that Fund principal, interest and other amounts received by it, Schroders will also evaluate the creditworthiness of the lending institution.

      The borrower of a loan in which the Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the
Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

      Corporate loans in which the Fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the
Fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such

                                      -22-

transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

      Certain of the loan participations acquired by the Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the
Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the Fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the Fund may also involve loans made in foreign currencies. The Fund's investment in such participations would involve the risks of currency fluctuations described below with respect to investments in the foreign securities.

      Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Schroders may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund's portfolio. Possession of such information may in some instances occur despite
Schroders' efforts to avoid such possession, but in other instances Schroders may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Schroders' ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on Schroders' ability to trade could have an adverse effect on the Fund by, for example, preventing the
Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

      In some instances, other accounts managed by Schroders may hold other securities issued by borrowers whose floating rate loans may be held in the
Fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, Schroders may owe conflicting fiduciary duties to the Fund and other client accounts.
Schroders will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Schroders' client accounts collectively held only a single category of the issuer's securities.

      ZERO-COUPON SECURITIES. Zero-coupon securities in which the Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the Fund, if it invests in zero-coupon securities, may fluctuate over a greater range than shares of other funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. The Fund is required to distribute the income on zero-coupon securities as the income accrues, even though the Fund is not receiving the

                                      -23-

income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

      Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including
Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on
Treasuries ("CATS"). CATS and TIGRS are not considered U.S. government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities
(i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

      In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record keeping system. The Federal
Reserve program as established by the U.S. Treasury Department is known as
"STRIPS" or "Separate Trading of Registered Interest and Principal of
Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

      When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

      WHEN-ISSUED SECURITIES. The Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund.
To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While the Fund may sell its right to acquire when-issued securities prior to the settlement date, the
Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

                                      -24-

      LOANS OF FUND PORTFOLIO SECURITIES. The Fund may lend its portfolio securities in order to earn additional income, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, cash, or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. While the Fund may loan portfolio securities with an aggregate market value of up to one-third of the
Fund's total assets at any time, entering into securities loans is not a principal strategy of the Fund and the risks arising from lending portfolio securities are not principal risks of investing in the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, Schroders will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

      CERTAIN FIXED INCOME SECURITIES. The Fund may purchase fixed income securities issued by companies of any market capitalization, including small and micro cap companies. Such investments may involve greater risk than is usually associated with larger, more established companies.

      TEMPORARY DEFENSIVE STRATEGIES. As described in the Prospectuses,
Schroders may at times judge that conditions in the securities markets make pursuing the Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in investment grade debt securities, cash, or money market instruments to any extent Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the
Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

      As fundamental investment restrictions, which may only be changed with approval by the holders of a majority of the outstanding voting securities of the Fund, the Fund may not:

1.    issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below). A class of securities may be senior to the Fund's shares of beneficial interest if it provides a preference upon liquidation, preferential dividends, or similar rights.

                                      -25-

2.    borrow money, except to the extent permitted by applicable law from time to time;

Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

3.    act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

4.    purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Fund's total assets
(taken at current value) would be invested in a single industry;

5.    make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities;

6.    purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectuses or this SAI from time to time; and

7.    purchase or sell real estate or interests in real estate, including real estate mortgage loans, although the Fund may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

----------------

      It is contrary to the current policy of the Fund, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

      As a matter of non-fundamental policy, the Fund may not purchase securities when outstanding borrowings of money exceed 5% of the Fund's total assets.

                                      -26-

      In addition, the Fund may, as a matter of non-fundamental policy, engage in short sales of securities as described in this SAI from time to time, although the Fund does not normally invest substantially in short sales.

      The Fund may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund. In addition, as a non-fundamental policy, the Fund will not invest in other companies for the purpose of exercising control of those companies.

      All percentage limitations on investments (except the limitation with respect to securities that are not readily marketable set forth in the fourth preceding paragraph) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment; except that, if the Fund ceases to maintain the 300% asset coverage ratio described above in the Note following restriction 2, it will take steps to restore that asset coverage ratio within three days thereafter (excluding Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

      Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectuses, the other investment policies described in this SAI or in the Prospectuses are not fundamental and may be changed by approval of the Trustees.

      The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

DISCLOSURE OF PORTFOLIO HOLDINGS

      Through filings made with the SEC on Form N-CSR and Form N-Q, the Fund makes its full portfolio holdings publicly available to shareholders on a quarterly basis. The Fund normally makes such filings on or shortly after the sixtieth day following the end of a fiscal quarter. The Fund delivers its complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on Form N-CSR, to shareholders in the Fund's semi-annual and annual reports. The Fund does not deliver its complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at
www.sec.gov.

      POLICIES AND PROCEDURES. The Schroder Funds have adopted policies and procedures with respect to disclosure of the Fund's portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in the Fund's portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that neither Schroders nor SIMNA Ltd., as applicable, nor the Fund receive any compensation in return for the disclosure of information about the
Fund's portfolio securities or for any ongoing arrangements to make available information about the Fund's portfolio securities. Portfolio holdings may be disclosed to certain third parties in advance of quarterly filings by the Fund with the SEC. In each instance of such advance disclosure, a determination will have been made by Schroders or SIMNA Ltd., as applicable, that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law) or trade on the nonpublic information. The Fund currently discloses nonpublic portfolio holdings information only to recipients who have agreed in writing with Schroders, or
SIMNA Ltd., as

                                      -27-

applicable, to keep such information confidential. In some cases these recipients are subject to a contractual obligation to keep portfolio holdings information confidential, and in other cases they are subject to a contractual obligation to keep information disclosed to them by the Fund confidential.
Recipients of nonpublic portfolio holdings information are also subject to legal requirements prohibiting them from trading on material nonpublic information. In the future, where Schroders or SIMNA Ltd., as applicable, does not believe that the risk of disclosure is material, the Fund may disclose information to recipients who do not have an independent duty not to disclose the nonpublic information and are not party to a confidentiality agreement. Any inappropriate use of such information by the recipient could be harmful to the Fund and its shareholders. The Fund has no ongoing arrangements to make available nonpublic portfolio holdings information, except as described in the procedures below.
Nonpublic portfolio holdings information is disclosed by the Fund's portfolio management team, except in cases where the information is disclosed by other personnel or agents of the Fund, as described below. The following list describes the circumstances in which the Fund discloses its portfolio holdings to select third parties:

      Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility. Under Schroders' code of ethics, portfolio managers are prohibited from disclosing nonpublic information to third parties. Portfolio managers may release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

      Schroders. In its capacity as adviser to the Fund, certain Schroders personnel and personnel of its affiliates, SIMNA Ltd. and Schroder Investment
Management Limited, that deal directly with the processing, settlement, review, control, auditing, reporting, or valuation of portfolio trades will have full daily access to Fund portfolio holdings. Employees of SIMNA Ltd. and Schroder
Investment Management Limited with access to portfolio holdings information are provided with training on the Trust's policies and procedures regarding disclosure of portfolio holdings information. Training is provided by the
Schroders compliance department in the applicable jurisdiction, after consultation with Schroders plc's global compliance department located in
London. The Trust's Chief Compliance Officer reports to the Trustees regarding compliance by such affiliates.

      External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include fund accounting agents, pricing services, and the custodian have daily access to all Fund portfolio holdings. Portfolio holdings information is provided on an ongoing basis to the Fund's administrator SEI Investments Global
Funds Services ("SEI"). PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, receives portfolio holdings information yearly in connection with the Fund's audit. Schroders utilizes the services of
Institutional Shareholder Services ("ISS") to assist with proxy voting. ISS receives full Fund portfolio holdings on a monthly basis for the Fund for which it provides services.

      Ranking/Rating Agencies. Morningstar, Lipper, Thomson and Bloomberg
receive the Fund's full portfolio holdings no earlier than 60 calendar days following the end of each calendar quarter.

      Certain approved recipients of portfolio holdings information are listed in the policies and procedures with respect to the disclosure of the Fund's portfolio holdings approved by the Board of Trustees of the Trust. Any addition to the list of approved recipients of portfolio holdings information

                                      -28-

included in such procedures (whether on an ongoing or a one-time basis) requires approval by the President and Chief Compliance Officer of the Fund based on a review of: (i) the type of Fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the period, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Fund; (vii)
the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure;
(viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of the Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

      In general, the Schroder Funds policies and procedures provide that disclosure by Schroders of information about the holdings of client accounts other than the Fund's accounts is governed by the policies relating to protection of client information pursuant to Regulation S-P. Details about the holdings of any portfolio other than the Fund, however, may provide holdings information that is substantially identical to holdings of the Fund that have not yet been publicly released. To the extent that disclosure of non-Fund portfolios to persons other than those enumerated in the Schroder Funds policies and procedures would provide information substantially identical to the Fund's portfolio, that disclosure is subject to the Schroder Funds policies and procedures.

      Nothing in the Schroder Funds policies and procedures prohibits any investment group from providing to a research service provider a coverage list that identifies securities that the investment group follows for research purposes provided that: (i) the list of securities does not consist exclusively of the current portfolio holdings of any Fund; and (ii) no information about actual holdings by any account is included.

      The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for the general oversight of the
Trust's business. Subject to such policies as the Trustees may determine,
Schroders furnishes a continuing investment program for the Fund and makes investment decisions on their behalf, except that SIMNA Ltd., an affiliate of
Schroders, serves as sub-adviser responsible for portfolio management and the
Fund. Subject to the control of the Trustees, Schroders also manages the Fund's other affairs and business.

The names, addresses and ages of the Trustees and executive officers of the
Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated
positions until his or her resignation or removal.

                             DISINTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust
(each, a "Disinterested Trustee").

                                      -29-

-----------------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                               TERM OF                                 IN FUND
                              POSITION(S)    OFFICE AND           PRINCIPAL            COMPLEX       OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS OF      HELD WITH      LENGTH OF      OCCUPATION(S) DURING    OVERSEEN BY     OUTSIDE OF SCHRODERS
   DISINTERESTED TRUSTEE         TRUST       TIME SERVED         PAST 5 YEARS          TRUSTEE           FUND COMPLEX
-----------------------------------------------------------------------------------------------------------------------------

David N. Dinkins, 79          Trustee       Indefinite      Trustee of the Trust     10             None
875 Third Avenue, 22nd Fl.                  Since 1994      and Schroder Capital
New York, NY 10022                                          Funds (Delaware);
                                                            Professor, Columbia
                                                            School of
                                                            International
                                                            and Public Affairs.
-----------------------------------------------------------------------------------------------------------------------------
Peter E. Guernsey, 85         Trustee       Indefinite      Trustee of the Trust     10             None
875 Third Avenue, 22nd Fl.                  Since 1997      and Schroder Capital
New York, NY 10022                                          Funds (Delaware).
                                                            Retired. Formerly,
                                                            Senior Vice
                                                            President, Marsh &
                                                            McLennan, Inc.
                                                            (insurance services).
-----------------------------------------------------------------------------------------------------------------------------
John I. Howell, 89            Trustee       Indefinite      Trustee and Lead         11             American Life Assurance
875 Third Avenue, 22nd Fl.                  Since 1996      Disinterested Trustee                   Co. of New York; United
New York, NY 10022                                          of the Trust,                           States Life Insurance
                                                            Schroder Capital                        Co. of the City of New
                                                            Funds (Delaware) and                    York; First SunAmerica
                                                            Schroder Global                         Life Insurance Co.
                                                            Series Trust; Private
                                                            Consultant, Indian
                                                            Rock Corporation
                                                            (individual
                                                            accounting).
-----------------------------------------------------------------------------------------------------------------------------
Peter S. Knight, 55           Trustee       Indefinite      Trustee of the Trust,    11             Medicis; PAR
875 Third Avenue, 22nd Fl.                  Since 1997      Schroder Capital                        Pharmaceuticals; and
New York, NY 10022                                          Funds (Delaware) and                    Entremed
                                                            Schroder Global
                                                            Series Trust;
                                                            Director, Schroder
                                                            Japanese Long/Short
                                                            Fund; Director,
                                                            Schroder Credit
                                                            Renaissance Fund, LP;
                                                            Director, Schroder
                                                            Alternative
                                                            Strategies Fund;
                                                            President, Generation
                                                            Investment Management
                                                            U.S. Formerly,
                                                            Managing Director,
                                                            MetWest Financial
                                                            (financial services);
                                                            President, Sage
                                                            Venture Partners
                                                            (investing); and
                                                            Partner, Wunder,
                                                            Knight, Forcsey &
                                                            DeVierno (law firm).
-----------------------------------------------------------------------------------------------------------------------------
William L. Means, 70          Trustee       Indefinite      Trustee of the Trust     10             None
875 Third Avenue, 22nd Fl.                  Since 1997      and Schroder Capital
New York, NY 10022                                          Funds (Delaware).
                                                            Retired.
-----------------------------------------------------------------------------------------------------------------------------

                                      -30-

-----------------------------------------------------------------------------------------------------------------------------

Clarence F. Michalis, 84      Trustee       Indefinite      Trustee of the Trust,    11             None
875 Third Avenue, 22nd Fl.                  Since 1997      Schroder Capital
New York, NY 10022                                          Funds (Delaware) and
                                                            Schroder Global
                                                            Series Trust.
                                                            Retired. Formerly,
                                                            Chairman of the Board
                                                            of Directors, Josiah
                                                            Macy, Jr., Foundation.
-----------------------------------------------------------------------------------------------------------------------------
Hermann C. Schwab, 86         Trustee       Indefinite      Trustee of the Trust     10             None
875 Third Avenue, 22nd Fl.                  Since 1997      and Schroder Capital
New York, NY 10022                                          Funds (Delaware).
                                                            Retired. Formerly,
                                                            consultant to
                                                            Schroder Capital
                                                            Management
                                                            International, Inc.
-----------------------------------------------------------------------------------------------------------------------------
James D. Vaughn, 61           Trustee       Indefinite      Trustee and Chairman     11             AMG National Trust Bank
875 Third Avenue, 22nd Fl.                  Since 2003      of the Audit Committee
New York, New York 10022                                    of the Trust, Schroder
                                                            Capital Funds
                                                            (Delaware) and
                                                            Schroder Global Series
                                                            Trust. Retired.
                                                            Formerly, Managing
                                                            Partner, Deloitte &
                                                            Touche USA,
                                                            LLP-Denver.
-----------------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEE

The following table sets forth certain information concerning a Trustee who is an "interested person" (as defined in the Investment Company Act) of the Trust
(an "Interested Trustee").

-----------------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                              TERM OF                                  IN FUND
                              POSITION(S)    OFFICE AND           PRINCIPAL            COMPLEX        OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS OF      HELD WITH     LENGTH OF          OCCUPATION(S)        OVERSEEN BY      OUTSIDE OF SCHRODERS
   INTERESTED TRUSTEE            TRUST      TIME SERVED      DURING PAST 5 YEARS       TRUSTEE            FUND COMPLEX
-----------------------------------------------------------------------------------------------------------------------------

Peter L. Clark, 42*           Trustee       Indefinite      Trustee and Chairman     10             None
875 Third Avenue, 22nd Fl.    and           Since 2003      of the Trust and
New York, NY 10022            Chairman                      Schroder Capital Funds
                                                            (Delaware); Chief
                                                            Executive Officer,
                                                            Schroders. Formerly,
                                                            Managing Director and
                                                            Head of Emerging
                                                            Markets, JP Morgan/JP
                                                            Morgan Investment
                                                            Management; Vice
                                                            President and Head of
                                                            Proprietary Trading,
                                                            JP Morgan.
-----------------------------------------------------------------------------------------------------------------------------

* Mr. Clark is an Interested Trustee due to his status as an officer and employee of Schroder Investment Management North America Inc. and its
affiliates.

                                      -31-

                                    OFFICERS

The following table sets forth certain information concerning the Trust's officers. The officers of the Trust are employees of organizations that provide services to the Fund.

--------------------------------------------------------------------------------------------------------------------------
   NAME, AGE AND ADDRESS      POSITION(S) HELD WITH           TERM OF OFFICE                  PRINCIPAL OCCUPATION(S)
        OF OFFICER                    TRUST              AND LENGTH OF TIME SERVED             DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------

Peter L. Clark, 42            Trustee and Chairman      Indefinite                     Trustee and Chairman of the Trust
875 Third Avenue, 22nd Fl.                              Since 2003                     and Schroder Capital Funds
New York, NY 10022                                                                     (Delaware); Director and Chief
                                                                                       Executive Officer, Schroders.
                                                                                       Formerly, Managing Director and
                                                                                       Head of Emerging Markets, JP
                                                                                       Morgan/JP Morgan Investment
                                                                                       Management; Vice President and
                                                                                       Head of Proprietary Trading, JP
                                                                                       Morgan.
--------------------------------------------------------------------------------------------------------------------------
Mark A. Hemenetz, 50          President and             Indefinite                     Chief Operating Officer, Director
875 Third Avenue, 22nd Fl.    Principal Executive       Since May 2004                 and Executive Vice President,
New York, NY 10022            Officer                                                  Schroders; Chairman and Director,
                                                                                       Schroder Fund Advisors Inc.;
                                                                                       President and Principal Executive
                                                                                       Officer, the Trust, Schroder
                                                                                       Capital Funds (Delaware) and
                                                                                       Schroder Global Series Trust.
                                                                                       Formerly, Executive Vice President
                                                                                       and Director of Investment
                                                                                       Management, Bank of New York.
--------------------------------------------------------------------------------------------------------------------------
Alan M. Mandel, 48            Treasurer and Chief       Indefinite                     First Vice President, Schroders;
875 Third Avenue, 22nd Fl.    Financial Officer         Since May 2003                 Chief Operating Officer, Treasurer
New York, NY 10022                                                                     and Director, Schroder Fund
                                                                                       Advisors Inc.; Treasurer and Chief
                                                                                       Financial Officer, the Trust,
                                                                                       Schroder Global Series Trust and
                                                                                       Schroder Capital Funds (Delaware).
--------------------------------------------------------------------------------------------------------------------------
Carin F. Muhlbaum, 44         Executive Vice            Indefinite                     Senior Vice President, General
875 Third Avenue, 22nd Fl.    President and Clerk       Vice President since 1998;     Counsel, and Chief Administrative
New York, NY 10022                                      Clerk since 2001               Officer, Schroders; Director,
                                                                                       Senior Vice President, Secretary
                                                                                       and General Counsel, Schroder Fund
                                                                                       Advisors Inc.; Executive Vice
                                                                                       President and Secretary/Clerk, the
                                                                                       Trust, Schroder Global Series
                                                                                       Trust and Schroder Capital Funds
                                                                                       (Delaware).
--------------------------------------------------------------------------------------------------------------------------
Stephen M. DeTore, 54         Chief Compliance          Indefinite                     Senior Vice President, Director
875 Third Avenue, 22nd Fl.    Officer                   Since 2005                     and Chief Compliance Officer,
New York, NY 10022                                                                     Schroders; Senior Vice President
                                                                                       and Director, Schroder Fund
                                                                                       Advisors Inc.; Chief Compliance
                                                                                       Officer, the Trust, Schroder
                                                                                       Capital Funds (Delaware) and
                                                                                       Schroder Global Series Trust.
                                                                                       Formerly, Deputy General Counsel,
                                                                                       Gabelli Asset Management Inc.;
                                                                                       Associate General Counsel, Gabelli
                                                                                       Asset Management, Inc.; Assistant
                                                                                       Director, Office of Examination
                                                                                       Support, U.S. Securities and
                                                                                       Exchange Commission.
--------------------------------------------------------------------------------------------------------------------------
Angel Lanier, 43              Assistant Secretary       Indefinite                     Assistant Vice President,
875 Third Avenue, 22nd Fl.                              Since 2005                     Schroders; Assistant Vice
New York, NY 10022                                                                     President, Schroder Fund Advisors
                                                                                       Inc.; Assistant Secretary of the
                                                                                       Trust, Schroder Capital Funds
                                                                                       (Delaware) and Schroder Global
                                                                                       Series Trust. Formerly, Associate,
                                                                                       Schroders.
--------------------------------------------------------------------------------------------------------------------------

                                      -32-

                              CERTAIN AFFILIATIONS

The following table lists the positions held by the Trust's officers and any
Interested Trustees with affiliated persons or principal underwriters of the
Trust:

--------------------------------------------------------------------------------
                                            POSITIONS HELD WITH
                                           AFFILIATED PERSONS OR
                                          PRINCIPAL UNDERWRITERS
      NAME                                    OF THE TRUST
--------------------------------------------------------------------------------
Peter L. Clark              Trustee and Chairman of the Trust and Schroder
                            Capital Funds (Delaware); Director and Chief
                            Executive Officer, Schroders. Formerly, Managing
                            Director and Head of Emerging Markets, JP Morgan/JP
                            Morgan Investment Management; Vice President and
                            Head of Proprietary Trading, JP Morgan.
--------------------------------------------------------------------------------
Mark A. Hemenetz            President of the Trust; President of Schroder
                            Capital Funds (Delaware) and Schroder Global Series
                            Trust; Chief Operating Officer, Director and
                            Executive Vice President, Schroders; Chairman and
                            Director, Schroder Fund Advisors Inc.
--------------------------------------------------------------------------------
Alan M. Mandel              First Vice President, Schroders; Chief Operating
                            Officer, Treasurer and Director, Schroder Fund
                            Advisors Inc.; Treasurer and Chief Financial
                            Officer, the Trust, Schroder Global Series Trust,
                            Schroder Capital Funds (Delaware).
--------------------------------------------------------------------------------
Carin F. Muhlbaum           Senior Vice President, General Counsel, and Chief
                            Administrative Officer, Schroders; Director, Senior
                            Vice President, Secretary and General Counsel,
                            Schroder Fund Advisors Inc.; Executive Vice
                            President and Secretary/Clerk, the Trust, Schroder
                            Global Series Trust, and Schroder Capital Funds
                            (Delaware).
--------------------------------------------------------------------------------
Stephen M. DeTore           Senior Vice President, Director and Chief
                            Compliance Officer, Schroders; Senior Vice
                            President and Director, Schroder Fund Advisors
                            Inc.; Chief Compliance Officer, the Trust, Schroder
                            Global Series Trust, and Schroder Capital Funds
                            (Delaware).
--------------------------------------------------------------------------------
Angel Lanier                Assistant Vice President, Schroders; Assistant Vice
                            President, Schroder Fund Advisors Inc.; Assistant
                            Secretary, the Trust, Schroder Global Series Trust,
                            and Schroder Capital Funds (Delaware).
--------------------------------------------------------------------------------

                       COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means,
Michalis, Schwab and Vaughn). The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the
Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund and Schroders and their affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee met four times during the fiscal year ended October 31, 2005.

Nominating Committee. All of the Disinterested Trustees (Messrs. Dinkins,
Guernsey, Howell, Knight, Means, Michalis, Schwab and Vaughn) serve as a
Nominating Committee of the Board responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or

                                      -33-

created. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee's criteria. Nominee recommendations may be submitted to the Clerk of the Trust at the Trust's principal business address. The Nominating Committee did not meet during the fiscal year ended October 31, 2005.

                              SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Schroder family of investment companies, as of December 31, 2005.

--------------------------------------------------------------------------------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE
                                                                                             OF EQUITY
                                                                                         SECURITIES IN ALL
                                                                                       REGISTERED INVESTMENT
                                                        DOLLAR RANGE OF EQUITY         COMPANIES OVERSEEN BY
                                                          SECURITIES IN THE            TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE                 FUND                         FUND                  INVESTMENT COMPANIES*
--------------------------------------------------------------------------------------------------------------
                                                       Ranges:                        Ranges:
                                                           None                           None
                                                           $1-$10,000                     $1-$10,000
                                                           $10,001-$50,000                $10,001-$50,000
                                                           $50,001-$100,000               $50,001-$100,000
                                                           Over $100,000                  Over $100,000
--------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------
DAVID N. DINKINS                                                                      $10,001-$50,000
--------------------------------------------------------------------------------------------------------------
                             STRATEGIC BOND FUND       None
--------------------------------------------------------------------------------------------------------------
PETER E. GUERNSEY                                                                     None
--------------------------------------------------------------------------------------------------------------
                             STRATEGIC BOND FUND       None
--------------------------------------------------------------------------------------------------------------
JOHN I. HOWELL                                                                        $10,001-$50,000
--------------------------------------------------------------------------------------------------------------
                             STRATEGIC BOND FUND       None
--------------------------------------------------------------------------------------------------------------
PETER S. KNIGHT                                                                       None
--------------------------------------------------------------------------------------------------------------
                             STRATEGIC BOND FUND       None
--------------------------------------------------------------------------------------------------------------
WILLIAM L. MEANS                                                                      $1-10,000
--------------------------------------------------------------------------------------------------------------
                             STRATEGIC BOND FUND       None
--------------------------------------------------------------------------------------------------------------
CLARENCE F. MICHALIS                                                                  Over $100,000
--------------------------------------------------------------------------------------------------------------
                             STRATEGIC BOND FUND       None
--------------------------------------------------------------------------------------------------------------
HERMANN C. SCHWAB                                                                     None
--------------------------------------------------------------------------------------------------------------
                             STRATEGIC BOND FUND       None
--------------------------------------------------------------------------------------------------------------
JAMES D. VAUGHN                                                                       Over $100,000
--------------------------------------------------------------------------------------------------------------
                             STRATEGIC BOND FUND       None
--------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------
PETER L. CLARK                                                                        $10,001-$50,000
--------------------------------------------------------------------------------------------------------------
                             STRATEGIC BOND FUND       None
--------------------------------------------------------------------------------------------------------------

                                      -34-

* For these purposes, the Trust, Schroder Capital Funds (Delaware), and Schroder
Global Series Trust are considered part of the same "Family of Investment
Companies."

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person
(other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2005:

-------------------------------------------------------------------------------------------------------
                         NAME OF OWNERS
                         AND RELATIONSHIPS                   TITLE OF        VALUE OF       PERCENT OF
NAME OF TRUSTEE          TO TRUSTEE            COMPANY       CLASS           SECURITIES     CLASS
-------------------------------------------------------------------------------------------------------

David N. Dinkins         N/A                   N/A           N/A             N/A            N/A
-------------------------------------------------------------------------------------------------------
Peter E. Guernsey        N/A                   N/A           N/A             N/A            N/A
-------------------------------------------------------------------------------------------------------
John I. Howell           N/A                   N/A           N/A             N/A            N/A
-------------------------------------------------------------------------------------------------------
Peter S. Knight          N/A                   N/A           N/A             N/A            N/A
-------------------------------------------------------------------------------------------------------
William L. Means         N/A                   N/A           N/A             N/A            N/A
-------------------------------------------------------------------------------------------------------
Clarence F. Michalis     N/A                   N/A           N/A             N/A            N/A
-------------------------------------------------------------------------------------------------------
Hermann C. Schwab        N/A                   N/A           N/A             N/A            N/A
-------------------------------------------------------------------------------------------------------
James D. Vaughn          N/A                   N/A           N/A             N/A            N/A
-------------------------------------------------------------------------------------------------------

                             TRUSTEES' COMPENSATION

Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an
Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The following table sets forth approximate information regarding compensation received by Trustees from the "Fund Complex" for the fiscal year ended October
31, 2005. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroders and its affiliates).

                                      -35-

----------------------------------------------------------------------------------------------
                                       AGGREGATE                TOTAL COMPENSATION FROM TRUST
                                      COMPENSATION                AND FUND COMPLEX PAID TO
       NAME OF TRUSTEE                 FROM TRUST                         TRUSTEES*
----------------------------------------------------------------------------------------------

David N. Dinkins                      $12,615                    $20,080
----------------------------------------------------------------------------------------------
Peter E. Guernsey                     $12,615                    $20,080
----------------------------------------------------------------------------------------------
John I. Howell                        $5,091                     $20,080
----------------------------------------------------------------------------------------------
Peter S. Knight                       $4,591                     $17,750
----------------------------------------------------------------------------------------------
William L. Means                      $12,565                    $20,000
----------------------------------------------------------------------------------------------
Clarence F. Michalis                  $5,091                     $20,080
----------------------------------------------------------------------------------------------
Hermann C. Schwab                     $12,615                    $20,080
----------------------------------------------------------------------------------------------
James D. Vaughn                       $5,040                     $20,000
----------------------------------------------------------------------------------------------

* The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust. The Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust are considered part of the same
"Fund Complex" for these purposes.

The Trust's Declaration of Trust provides that the Trust will indemnify its
Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the
Trust, except if it is determined in the manner specified in the Declaration of
Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust by-laws provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the Trustee is an
"audit committee financial expert." The Trust bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their service as Trustees, except to the extent prohibited by the Declaration of Trust. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODERS AND ITS AFFILIATES

      Schroders serves as the investment adviser for the Fund. Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of
Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of
Schroder International Holdings, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England.
Schroders plc and its affiliates currently engage in the asset management business, and as of December 31, 2005, had under management assets of approximately $211 billion. Schroders' address is 875 Third Avenue, 22nd Floor,
New York, New York 10022.

      SIMNA Ltd., an affiliate of Schroders, has served as sub-adviser to the
Fund since its inception.

      Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder Investment Management North America Inc.

                                      -36-

PORTFOLIO MANAGERS

      The portfolio managers primarily responsible for making investment decisions for the Fund are Robert Michele and Louise Davies.

      Other Accounts Managed. The following tables show information regarding other accounts managed by the portfolio managers of the Fund, as of January 31,
2006:

------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL ASSETS IN
                                                                NUMBER OF ACCOUNTS        ACCOUNTS WHERE
                                                                WHERE ADVISORY FEE        ADVISORY FEE IS
                          NUMBER OF        TOTAL ASSETS IN     IS BASED ON ACCOUNT       BASED ON ACCOUNT
                          ACCOUNTS            ACCOUNTS             PERFORMANCE              PERFORMANCE
------------------------------------------------------------------------------------------------------------

ROBERT MICHELE
------------------------------------------------------------------------------------------------------------
Registered Investment    None             None                 None                     None
Companies
------------------------------------------------------------------------------------------------------------
Other Pooled             12               $1,541 million       None                     None
Investment Vehicles
------------------------------------------------------------------------------------------------------------
Other Accounts           9                $710 million         None                     None
------------------------------------------------------------------------------------------------------------
LOUISE DAVIES
------------------------------------------------------------------------------------------------------------
Registered Investment    None             None                 None                     None
Companies
------------------------------------------------------------------------------------------------------------
Other Pooled             12               $1,541 million       None                     None
Investment Vehicles
------------------------------------------------------------------------------------------------------------
Other Accounts           9                $710 million         None                     None
------------------------------------------------------------------------------------------------------------

      Material Conflicts of Interest. Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

      Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.
Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders' policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time. See "Brokerage
Allocation and Other Practices" for more information about this process.

                                      -37-

      The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.
Also, potential conflicts of interest may arise since the structure of
Schroders' compensation may vary from account to account.

      Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

      Compensation. Schroders' methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund's portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of
Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers' base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

      Each portfolio manager's bonus is based in part on performance.
Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on
"team" maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For each team, Schroders assesses the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management and the level of performance fees generated. For the purpose of determining Robert Michele and Louise Davies' bonuses, the relevant benchmark for performance comparison is a blend of fixed income benchmarks. Performance is evaluated for each quarter, year and since inception of the Fund. The portfolio managers' compensation for other accounts they manage is not based upon account performance.

      Schroders also reviews "softer" factors such as leadership, innovation, contribution to other parts of the business an adherence to corporate values of excellence, integrity, teamwork, passion and innovation. An employee's bonus is paid in a combination of cash and Schroders plc stock, as determined by
Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.

      Ownership of Securities. As of the date hereof, no shares of the Fund are outstanding.

PERFORMANCE INFORMATION OF CERTAIN OTHER ACCOUNTS MANAGED BY SCHRODERS

      The following table sets forth historical performance information for the institutional investment accounts managed by Schroders that have investment objectives, policies, strategies, and investment

                                      -38-

restrictions that are substantially similar to those of the Fund (the "Schroder
Composite"). The Schroder Composite includes a pooled investment vehicle managed by Schroders that is not registered under the Investment Company Act and is offered principally outside the United States ("unregistered fund").

      The composite data is provided to illustrate the past performance of
Schroders in managing substantially similar accounts as measured against a specified market index. The information shown below does not represent the
Fund's performance, and should not be considered a prediction of the future performance of the Fund. The Fund is recently organized and does not yet have historical investment performance information. THE PERFORMANCE INFORMATION SHOWN
FOR THE SCHRODER COMPOSITE IS FOR A SHORT PERIOD OF TIME AND SHOULD NOT BE
VIEWED AS INDICATIVE OF LONG-TERM PERFORMANCE OF SCHRODERS WITH RESPECT TO THE
INCLUDED ACCOUNTS.

      The Schroders Composite performance data shown below was calculated in accordance with recommended standards of the CFA Institute(1), retroactively applied to all time periods. The Schroder Composite includes all actual, fee-paying, discretionary, private accounts, including unregistered funds, managed by Schroders that have investment objectives, policies, strategies, and risks substantially similar to those of the Fund and that have a minimum account size of $2 million (accounts with assets of below $2 million are managed following a strategy Schroders considers to be substantially different from the
Fund due to their small size).

      The Schroder Composite assumes the reinvestment of all earnings. No leverage has been used in the accounts included in the Schroder Composite.

      A complete list and description of Schroders' composites and presentations are available upon request by contacting (800) 464-3108, or writing Schroders, at 875 Third Avenue, 22nd Floor, New York, New York 10022.

      Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the Schroder Composite combine the individual accounts' returns by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly returns are calculated by geometrically linking the monthly returns. Investors should be aware that the SEC uses a methodology different from that used below to calculate performance which, as with the use of any methodology different from that below, could result in different performance results.

      All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. The results presented below have been calculated without deduction of investment advisory fees or other expenses of the accounts in the Schroder
Composite. Rather, the performance of such accounts has been restated to deduct
(1) in one column, the highest advisory fees of any account in the Schroder
Composite; and (2) in separate columns, the Net Expenses of the Fund shown in the Prospectuses (1.15% per annum for Investor Shares of the Fund; 1.40% per annum for Advisor Shares of the Fund) to all periods.

________________________

1   CFA Institute (formerly the Association for Investment Management and
Research (AIMR)) is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

                                      -39-

      The unregistered fund is not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the
Investment Company Act or Subchapter M of the Internal Revenue Code. As a
result, the investment portfolio of the Fund, if they had been in operation during the periods shown, would likely have differed to some extent from those of the unregistered fund.

      The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

SCHRODER STRATEGIC BOND FUND - PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

      The table below shows the average annual total returns for the Schroder
Composite (in one column, restated to reflect reduction of the highest advisory fee paid by any account in this Schroder Composite; in another, restated to reflect deduction of Net Expenses for Investor Shares of the Fund; and in the
other, restated to reflect deduction of Net Expenses for Advisor Shares of the
Fund) and a broad-based securities market index as of December 31, 2005.

---------------------------------------------------------------------------------------------------
                                                               Schroder
            Schroder Composite        Schroder Composite       Composite Net of
            Net of Highest            Net of Net Expenses      Net Expenses for
            Advisory Fee Paid by      for Investor Shares of   Advisor Shares of    Lehman Brothers
            any Account in            the Fund (1.15% per      the Fund (1.40%      Aggregate Bond
Year        Composite (1)             annum) (1)               per annum) (1)       Index (2)
---------------------------------------------------------------------------------------------------

1 year      5.63%                     5.47%                    5.20%                2.43%
---------------------------------------------------------------------------------------------------
Since       5.44%                     5.28%                    5.01%                2.18%
Inception
---------------------------------------------------------------------------------------------------

(1) The Schroder Composite inception date is October 31, 2004.

(2) The Lehman Brothers Aggregate Bond Index is an index based on U.S. dollar denominated bonds having maturities greater than 12 months and rated investment grade by both Moody's Investment Services and Standard & Poor's. Individual
issues must exceed $250 million to be eligible for inclusion in the index.

MANAGEMENT CONTRACT

      Management Contract. Under a Management Contract between the Trust, on behalf of the Fund, and Schroders, Schroders, at its expense, provides the Fund with (i) investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the
Fund, and (ii)

                                      -40-

management and administrative services necessary for the operation of the Fund, including preparation of shareholder reports and communications, regulatory compliance, such as reports to and filings with the SEC and state securities commissions, and general supervision of the operation of the Fund, including coordination of the services performed by the Fund's sub-administrator, transfer agent, custodian, independent auditors, legal counsel and others.

      Under the Management Contract, Schroders is required to continuously furnish the Fund an investment program consistent with the investment objective and policies of the Fund, and to determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the
Fund's assets shall be held uninvested, subject always to the provisions of the
Trust's Declaration of Trust and by-laws, and of the Investment Company Act, and to the Fund's investment objective, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

      As compensation for services provided to the Fund pursuant to the
Management Contract, Schroders is entitled to receive from the Trust a fee, computed and paid quarterly, at the annual rate (based on the Fund's average daily net assets) of 0.75%. In order to limit the expenses of the Fund's
Investor Shares and Advisor Shares, Schroders has separately agreed to reduce its compensation and, if necessary, to pay certain other of the Fund's expenses until June 30, 2007 to the extent that the Total Annual Operating Expenses of the Fund allocable to its Investor Shares exceed the annual rate (based on the average daily net assets attributable to the Fund's Investor Shares) of 1.15%
and to the extent that the Total Annual Operating Expenses of the Fund allocable to its Advisor Shares exceed the annual rate (based on the average daily net assets allocable to the Fund's Advisor Shares) of 1.40%. Schroders makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroders pays the compensation and expenses of officers and executive employees of the Trust. Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroders pays the Trust's office rent.

      Under the Management Contract, the Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses;
accounting expenses; payments under any distribution plan; shareholder servicing payments; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Fund's assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

      The Management Contract provides that Schroders shall not be subject to any liability to the Trust or to any shareholder for any act or omission in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

                                      -41-

      The Management Contract may be terminated as to the Fund without penalty by vote of the Trustees, by the shareholders of the Fund, or by Schroders, on 60 days' written notice. The Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, the Management Contract may be amended only by a vote of the shareholders of the Fund and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not "interested persons" of Schroders. The
Management Contract provides that it will continue in effect from year to year
(after an initial two-year period) only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of the
Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroders. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

      Subadvisory Agreement. On December 6, 2005, the Trustees of the Trust
approved an arrangement whereby Schroders would retain SIMNA Ltd. to serve as sub-adviser to the Fund. In connection therewith, the Trustees approved an
Investment Subadvisory Agreement between Schroders, SIMNA Ltd. and the Trust, on behalf of the Fund (the "Subadvisory Agreement"). This agreement went into effect on March 31, 2006.

      Under the Subadvisory Agreement, subject to the oversight of the Trustees and the direction and control of Schroders, SIMNA Ltd. is required to provide on behalf of the Fund the portfolio management services required of Schroders under the Fund's Management Contract. Accordingly, SIMNA Ltd. will be required to regularly provide the Fund with investment research, advice, and supervision and furnish continuously investment programs consistent with the investment objectives and policies of the Fund, and determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the
Investment Company Act, and to the Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the
Trustees may from time to time establish.

      For the services to be rendered by SIMNA Ltd., Schroders (and not the
Trust or the Fund) will pay to SIMNA Ltd. a monthly fee in an amount equal to fifty percent (50%) of all fees actually paid to Schroders by the Fund for such month under the Management Contract, provided that SIMNA Ltd.'s fee for any period will be reduced such that SIMNA Ltd. will bear fifty percent (50%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period.

      The Subadvisory Agreement provides that SIMNA Ltd. shall not be subject to any liability to the Trust or Schroders for any mistake of judgment or in any event whatsoever in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

      The Subadvisory Agreement relating to the Fund may be terminated with respect to the Fund without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined in the Investment
Company Act) of the Fund on 60 days' written notice to SIMNA Ltd., (ii) by
Schroders on 60 days' written notice to SIMNA Ltd. or (iii) by SIMNA Ltd. on 60 days' written notice to Schroders and the Trust. The Subadvisory Agreement will also terminate without payment of any penalty in the event of its assignment.
The Subadvisory Agreement may be amended only by written agreement of all parties thereto and otherwise in accordance with the Investment Company Act.

                                      -42-

ADMINISTRATIVE SERVICES

      The Trust, on behalf of the Fund, has entered into an administration and accounting agreement with SEI Investments Global Fund Services ("SEI"). Under that agreement, the Trust, together with Schroder Capital Funds (Delaware), another trust comprised of funds managed by Schroders, pays fees to SEI based on the combined average daily net assets of all the funds of Schroder Capital Funds
(Delaware) and the Trust, according to the following annual rates: 0.115% of the first $600 million of such assets; 0.11% on the next $400 million of such assets; 0.09% on the next $1 billion of such assets; and 0.07% on the average daily net assets in excess of $2 billion. The Fund pays its pro rata portion of such expenses. The administration and accounting agreement is terminable by either party at the end of a three year initial term or thereafter, at any time, by either party upon six (6) months written notice to the other party. The administration and accounting agreement is terminable by either party in the case of a material breach.

DISTRIBUTOR

      Pursuant to a Distribution Agreement with the Trust, Schroder Fund
Advisors Inc. (the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New
York 10022, serves as the distributor for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroders and its
Affiliates" for ownership information regarding the Distributor.

      Distribution plan for Advisor Shares. The Fund has adopted a Distribution
Plan pursuant to Rule 12b-1 under the Investment Company Act that allows the
Fund to compensate the Distributor in connection with the distribution of the
Fund's Advisor Shares. Under the Plan, the Fund may make payments at an annual rate up to 0.25% of the average daily net assets attributable to its Advisor
Shares. Because the fees are paid out of the Fund's assets attributable to its
Advisor shares on a ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of the Fund and may cost an investor more than paying other types of sales charges.

      The Distribution Plan is a compensation plan. The various costs and expenses that may be paid or reimbursed by amounts paid under the Distribution
Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

      The Distribution Plan may not be amended to increase materially the amount of payments permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the Fund. Any other material amendment to the
Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees ("Qualified Trustees") who are not "interested persons" (as defined in the Investment Company Act) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution
Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. The Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the
Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. The Distribution Plan may be terminated at any

                                      -43-

time by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund's outstanding Advisor Shares.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      SELECTION OF BROKERS. Schroders, in selecting brokers to effect transactions on behalf of the Fund, seek to obtain the best execution available.

      ALLOCATION. Schroders may deem the purchase or sale of a security to be in the best interests of the Fund as well as other clients of Schroders. In such cases, Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

      BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Schroders may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United
States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

      Schroders places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best execution available. In seeking the best price and execution, Schroders considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

      It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroders receives research, statistical, and quotation services from many broker-dealers with which it places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroders and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund is not reduced because Schroders and its affiliates receive such services.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, as
amended (the "Securities Exchange Act"), and by the Management Contract,
Schroders may cause the Fund to pay a

                                      -44-

broker that provides brokerage and research services to Schroders an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroders' authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

      SIMNA Ltd., in its capacity as subadviser to the Fund, observes substantially the same allocation and brokerage and research policies and practices as those observed by Schroders described above.

      OTHER PRACTICES. Schroders and its affiliates also manage private investment companies ("hedge funds") that are marketed to, among others, existing Schroders clients. These hedge funds may invest in the same securities as those invested in by the Fund. The hedge funds' trading methodologies are generally different than those of the Fund and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in the Fund. At times, the hedge funds may be selling short securities held long in the Fund.

DETERMINATION OF NET ASSET VALUE

      The net asset value per share of each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange (the
"Exchange") (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

      Securities for which market quotations are readily available are valued at those quotations. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the
Board of Trustees, which are summarized below.

      Equity securities listed or traded on a domestic or foreign stock exchange for which last sales information is readily available are valued at the last reported sale price on the exchange on that day or, in the absence of sales that day, at the mean between the closing bid and ask prices (the "mid-market price")
or, if none, the last sale price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued based on trading on the exchange where the security is principally traded.) Securities purchased in an initial public offering and that have not commenced trading in a secondary market are valued at cost. Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. In the case of securities traded primarily on the National
Association of Securities Dealers' Automated Quotation System ("NASDAQ"), the
NASDAQ Official Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors. If the
NASDAQ Official Closing Price is not available, such securities will be valued as described above for exchange-traded securities.

      Reliable market quotations are not considered to be readily available for most long-term bonds. Such securities are valued at fair value, generally on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Below investment grade debt instruments ("high yield debt") and emerging markets debt instruments will generally be valued at prices furnished by pricing services based on the mean of bid and asked prices supplied by brokers or dealers, although, if the bid-asked spread exceeds five points, that security will typically be valued at the bid price. Short-term fixed

                                      -45-

income securities with remaining maturities of 60 days or less are valued at amortized cost, unless Schroders, believes another valuation is more appropriate.

      Options and futures contracts traded on a securities exchange or board of trade shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded. Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price.

      All other securities and other property are valued at fair value based on procedures established by the Board of Trustees.

      All assets and liabilities of the Fund denominated in foreign currencies are translated into U.S. dollars as of the close of trading of the New York
Stock Exchange (normally 4:00 p.m., Eastern time) based on the mean between the last quoted bid and ask price of such currencies against the U.S. dollar.

      If any securities held by the Fund are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain officers at
Schroders) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

      Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New
York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day. Occasionally, events affecting the value of such securities may occur between such times and the close of the
Exchange. If events materially affecting the value of such securities occur during such period, then the Fair Value Committee of the Trust may consider whether it is appropriate to value these securities at their fair value.

      The Fund uses FT-Interactive Data ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Fund based on certain factors and methodologies applied by FT in the event that there is movement in the U.S. market that exceeds a specific threshold established by the
Fair Value Committee, designated by the Fund's Trustees, in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. In consultation with the Trustees, the Fair Value Committee also determines a "confidence interval" which will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will

                                      -46-

be fair valued. In the event that the threshold established by the Fair Value
Committee is exceeded on a specific day, the Fund shall value non-U.S.
securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by FT.

      The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. The Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more funds or classes may be allocated in proportion to the net asset values of the respective funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific fund or class. The net asset value of the Fund's Advisor Shares will generally differ from that of its
Investor Shares due to the variance in dividends paid on each class of shares and differences in the expenses of Advisor Shares and Investor Shares.

REDEMPTION OF SHARES

      The Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund.

      The redemption fee may be waived, in Schroders' sole discretion, for certain categories of redemptions that do not raise short-term trading concerns.
These categories include but are not limited to shares redeemed through designated systematic withdrawal plans. The redemption fee does apply to IRAs, and may also apply to shares held in employer-sponsored retirement accounts
(such as 401(k), 403(b), Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension accounts) and shares in retirement plans held in broker omnibus accounts.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

      The Fund has no arrangements with any person to permit frequent purchases and redemptions of the Fund shares.

TAXES

      The following discussion of U.S. federal income tax consequences is based on the Internal Revenue Code of 1986, as amended ("the Code"), existing U.S.
Treasury regulations, and other applicable authority, as of the date of this
SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. It does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                                      -47-

      TAXATION OF THE FUND. The Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the
Code.

      As a RIC qualifying to have its tax liability determined under Subchapter
M, the Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

      In order to qualify as a RIC the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in (x)
the securities of any one issuer (other than the U.S. Government or other RICs)
or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and (c)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. The Fund intends to make such distributions.

      In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004
(the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii)
that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

      If the Fund does not qualify for taxation as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gains (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

      If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the

                                      -48-

extent not previously subject to tax under subchapter M), the Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

      TAXABLE DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as described below) are taxed to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you owned your shares. Distributions of net capital gains from the sale of investments that the Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

      For taxable years beginning before January 1, 2011, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is
60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the
181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise)
to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United States) or (b) treated as a passive foreign investment company.

      In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such
Fund's shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100%
of the Fund's dividends (other than property designated capital gain dividends)
will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

      Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

      Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1,
2011.

                                      -49-

      TRANSACTIONS IN FUND SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon such a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions from the Fund of long-term capital gain with respect to the shares during the six-month period. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

      FOREIGN INVESTMENTS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations of the foreign currency concerned.

      With respect to investment income and gains received by the Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, the
Fund's investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment.
Investments, if any, in "passive foreign investment companies" could subject the
Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund."

      If more than 50% of the Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. It is anticipated that shareholders of the Fund generally will not be entailed to claim a credit or deduction with respect to foreign taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes.
In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

      HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be

                                      -50-

subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

      BACKUP WITHHOLDING. The Fund is generally required to withhold a percentage of certain of your dividends and other distributions if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through
2010. The backup withholding tax rate will be 31% for amounts paid after
December 31, 2010.

      TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

      NON-U.S. SHAREHOLDERS. In general, dividends (other than capital gain dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S.
federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December
31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or
(z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (an
"interest-related dividend"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United
States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the
Fund (a "short-term capital gain dividend"). The Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, capital gain dividends will not be subject to withholding of U.S. federal income tax.

                                      -51-

      If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

      Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating
183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

PRINCIPAL HOLDERS OF SECURITIES

      As of June 30, 2006, no shares of the Fund were outstanding.

CUSTODIAN

      JP Morgan Chase Bank, 270 Park Avenue, New York, New York, is the
custodian of the assets of the Fund. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the
Fund's investments. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

      Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy,
Massachusetts 02171, is the Trust's registrar, transfer agent, and dividend disbursing agent.

                                      -52-

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, provides audit services, and tax return preparation services.
Their address is Two Commerce Square, Suite 1700, 2001 Market Street,
Philadelphia, Pennsylvania 19103.

CODE OF ETHICS

      Schroders, Schroder Fund Advisors Inc., the Trust's distributor, and SIMNA
Ltd. have each adopted a Code of Ethics, and the Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust have adopted a combined Code of
Ethics, pursuant to the requirements of Rule 17j-1 of the Investment Company
Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics have been filed as exhibits to the Trust's Registration Statement.

PROXY VOTING POLICIES AND PROCEDURES

      The Trust has delegated authority and responsibility to vote any proxies relating to voting securities held by the Fund to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of Schroders' proxy voting policies and procedures is attached as Appendix
A to this SAI. Information regarding how Schroders voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, through the Schroders Funds' website at www.schroderfunds.com; and (2) on the Securities and Exchange Commission's
website at www.sec.gov.

LEGAL COUNSEL

      Ropes & Gray LLP, One International Place, Boston, Massachusetts
02110-2624, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's
Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of such Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

      As the Fund has recently commenced operations, financial statements for the Fund are unavailable.

                                      -53-

APPENDIX A

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.
POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS
OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.'s
("Schroders") policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that Schroders:

   o  Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

   o  Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the "Funds"):

   o  Disclose their proxy voting policies and procedures in their registration statements and

   o  Annually, file with the SEC and make available to shareholders their actual proxy voting.

(A)   PROXY VOTING GENERAL PRINCIPLES

Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

PROXY COMMITTEE

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The
Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders' Global Corporate Governance Team (the "Team") is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global
Corporate Governance Policy (the "Policy"), as revised from time to time. The
Policy, which has been developed by Schroders'

                                       A-1

Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders' positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

Schroders uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services.
ISS's primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS's and others' recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders' clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

For example, conflicts of interest may arise when:

   o  Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;

   o  A proponent of a proxy proposal has a client relationship with Schroders;

   o  A proponent of a proxy proposal has a business relationship with
      Schroders;

   o  Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. The
Team will determine whether a proposal is material as follows:

   o  Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

   o  Non-Routine Proxy Proposals: Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for

                                       A-2

      management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows:

      A.    If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

      B.    If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

      C.    If the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders' own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

      D.    If the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then
Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS' recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or
(c) obtain approval of the decision from the Chief Compliance Officer and the
Chief Investment Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING

      The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the
Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the
Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written)
from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule
30b1-4:

      For each matter on which a fund is entitled to vote:

                                       A-3

   o  Name of the issuer of the security;

   o  Exchange ticker symbol;

   o  CUSIP number, if available;

   o  Shareholder meeting date;

   o  Brief summary of the matter voted upon;

   o  Source of the proposal, i.e., issuer or shareholder;

   o  Whether the fund voted on the matter;

   o  How the fund voted; and

   o  Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds'
actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

                                       A-4

APPENDIX B

FIXED INCOME AND COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"  Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"   Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba"  Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
Uncertainty of position characterizes bonds in this class.

"B"   Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca"  Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       B-1

"C"   Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months.
The ratings apply to Municipal Commercial Paper as well as taxable Commercial
Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations.
Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by
Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA"  Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

                                       B-2

"A"   Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB"  Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B"   Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC"  The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C"   The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-"
rating.

"CI"  The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"D"   An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

"NR"  Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and
"C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

                                       B-3

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than
365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation
"1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC. ("FITCH")

FIXED INCOME SECURITY RATINGS

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and
"AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality.
The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair

                                       B-4

timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD"
represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
"F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the
"F-1+" and "F-1 " categories.

                                       B-5

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

FIXED INCOME SECURITIES

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes.
Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

CERTIFICATES OF DEPOSIT RATINGS

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

                                       B-6

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company
Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation.
Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                                       B-7

                              SCHRODER SERIES TRUST

                  Schroder International Diversified Value Fund

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 5

                                 August 30, 2006

TRUST HISTORY .................................................................1
FUND CLASSIFICATION ...........................................................1
CAPITALIZATION AND SHARE CLASSES ..............................................1
ADDITIONAL INFORMATION CONCERNING THE FUND'S PRINCIPAL INVESTMENT

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND

STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

      Schroder Series Trust (the "Trust") is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993.
The Trust's Agreement and Declaration of Trust (as amended, the "Declaration of
Trust"), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Schroder International
Diversified Value Fund (the "Fund") is a series of the Trust. The Trust currently also comprises seven other publicly offered series, Schroder Enhanced
Income Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond
Fund, Schroder Short-Term Municipal Bond Fund, Schroder Emerging Market Equity
Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Strategic
Bond Fund. Schroder Investment Management North America Inc. ("Schroders")
serves as investment manager to the Fund. Schroder Investment Management North
America Limited ("SIMNA Ltd.") serves as investment sub-adviser to the Fund.

FUND CLASSIFICATION

      The Fund is an open-end management investment company registered under the
Investment Company Act of 1940, as amended (the "Investment Company Act" or
"1940 Act"). The Fund is a "diversified" investment company under the Investment
Company Act. For a diversified investment company, this means that with respect to 75% of the Fund's total assets (i) the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. government securities or securities of other investment companies) or (ii) the Fund may not invest in a security if, as a result of such investment, it would hold more than
10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (this limitation does not apply to investments in U.S.
Government securities or securities of other investment companies). The Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

CAPITALIZATION AND SHARE CLASSES

      The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The shares of the Fund described in this Statement of
Additional Information ("SAI") are currently divided into two classes, Investor
Shares and Advisor Shares. Each class of shares is offered through a separate
Prospectus. Unlike Investor Shares, Advisor Shares are currently subject to distribution fees, so that the performance of the Fund's Investor Shares will normally be more favorable than that of the Fund's Advisor Shares over the same time period. Generally, expenses and liabilities particular to a class of the
Fund, such as distribution fees applicable only to Advisor Shares, are allocated only to that class. Expenses and liabilities not related to a particular class are allocated in relation to the respective net asset value of each class, or on such other basis as the Trustees may in their discretion consider fair and equitable to each class. The Fund may suspend the sale of shares at any time.

                                       -1-

      Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund of the Trust or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for the Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class.
Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the
Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trust as approved by the Trustees, and if the Fund were liquidated, each class of shares of the Fund would receive the net assets of that Fund attributable to the class of shares. Because Investor and Advisor Shares are subject to different expenses, the Fund's dividends and other distributions will normally differ between the two classes.

ADDITIONAL INFORMATION CONCERNING THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

      The following discussion provides additional information concerning the
Fund's principal investment strategies and the principal risks of the Fund described in the Prospectuses.

      EQUITY SECURITIES. The Fund may primarily invest in equity securities.
Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. Common stocks represent an equity or ownership interest in an issuer.
Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

      While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in a Fund may at times decrease instead of increase.

      The Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

      Smaller Company Equity Securities. The Fund may invest in equity securities of companies with small market capitalizations. Such investments may involve greater risk than is usually associated with larger, more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general.
Therefore, to the extent the Fund invests in securities with small market capitalizations, the net asset value of the Fund may fluctuate more widely than market averages.

                                       -2-

      Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to holders of other stocks such as common stocks, dividends at a specified rate and a fixed share of proceeds resulting from a liquidation of the company. Preferred stock, unlike common stock, generally has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be "cumulative" or
"non-cumulative." "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid to preferred stockholders before dividends can be paid on the issuer's common stock. Preferred stock may be "participating"
stock, which means that it may be entitled to a dividend that exceeds the stated
dividend in certain cases.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

      A company's preferred stock generally pays a dividend only after the company makes required payments to holders of its bonds and other debt. In addition, the rights of preferred stock on distribution of a company's assets in the event of a liquidation are generally subordinate to the rights of holders of the company's bonds or other creditors. As a result, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of small companies may be more vulnerable to adverse developments than those of larger companies.

      CERTAIN DERIVATIVE INSTRUMENTS. Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, to the extent permitted under "Investment Restrictions" below and in the
Prospectuses, the Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices, options on futures contracts, and short sales. These transactions may be used by the Fund for hedging purposes or, to the extent permitted by applicable law, to increase its current return. The Fund may also engage in derivative transactions involving foreign currencies. See "Foreign
Currency Transactions." Use of derivatives other than for hedging purposes may be considered speculative, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

      OPTIONS. The Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

Covered call options. The Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

      A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

      In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities

                                       -3-

decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

      In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

      The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

      The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

                                       -4-

      The Fund may also purchase put and call options to enhance its current return. The Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities. The Fund may purchase and sell options on foreign securities if in Schroders' opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S.
securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders to forecast market and interest rate movements correctly.

      An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will enter into an option position only if Schroders believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders believes it is inadvisable to do so.

      Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of Schroders may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

      As described below, the Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter markets.
Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The
Options Clearing Corporation. The Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroders, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund will treat over-the-counter options (and, in the case of options sold by the
Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

                                       -5-

      Government regulations, particularly the requirements for qualification as a "regulated investment company" (a "RIC") under the United States Internal
Revenue Code of 1986, as amended (the "Code"), may also restrict the Trust's use of options.

      FUTURES CONTRACTS. To the extent permitted under "Investment Restrictions"
below and in the Prospectuses and by applicable law, the Fund may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. Depending upon the change in the value of the underlying security or index when the Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

      The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange
Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short" position --
it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of the Fund's Valuation Committee, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or the
Valuation Committee.

      Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears in Schroders' judgment economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

      Hedging by use of futures on securities seeks to establish more certainty than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the
Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

      On other occasions, the Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

                                       -6-

      Successful use by the Fund of futures contracts on securities is subject to Schroders' ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

      The Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series.
There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers'
requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options. The Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

      Depending on the change in the value of the index between the time when the Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New
York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of
$180 and the S&P 100 Index is at $184 on that future date, the Fund will gain
$400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified

                                       -7-

future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

      The Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

      In order to hedge the Fund's investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroders'
judgment, have a significant correlation with movements in the prices of the
Fund's portfolio securities.

      Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract
(a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

      As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

      The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Fund may also allow such options to expire unexercised.

      Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

      The Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other

                                       -8-

permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

      Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates.
For example, when the Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

      When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the
Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

      SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of the Fund's securities which are the subject of a hedge. Schroders will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts

                                       -9-

and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

      Successful use of futures contracts and options by the Fund for hedging purposes is also subject to Schroders' ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions.
Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders may still not result in a successful hedging transaction over a very short time period.

Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which the Fund may invest
(including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that the Fund will engage in such transactions at any time or from time to time. The Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The
Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivative transactions entered into by the Fund. As an open-end investment company, registered with the U.S. Securities and Exchange
Commission ("SEC"), the Trust is subject to federal securities laws, including the Investment Company Act, related rules and various SEC and SEC Staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Trust must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or Staff-approved measures while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the
Trust must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Trust is permitted to set aside liquid assets in an amount equal to the Trust's daily marked-to-market
(net) obligation (i.e. the Trust's daily net liability, if any) rather than the notional value. By setting aside assets equal to only its

                                      -10-

net obligation under cash-settled forward or futures the Trust will have the ability to employ leverage to a greater extent than if the Trust were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. The Trust reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its Staff.

      FOREIGN SECURITIES. The Fund invests primarily in foreign securities. The
Fund may also invest in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

      Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S.
company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the
United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between currencies.

      In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the
United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

      Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

      EMERGING MARKET SECURITIES. The Fund may invest in securities of companies determined by Schroders to be "emerging market" issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic

                                      -11-

and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets;
controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars;
unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and
greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

      In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

      FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging".

      When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the
Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the
U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

      The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

      For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroders' opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

                                      -12-

      When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

      The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

      It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

      To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

      Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time or from time to time.

      The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders
(usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

                                      -13-

      Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month.
Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

      At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

      Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges.
Such options will be purchased or written only when Schroders believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

      The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference
(the "spread") between prices at which they

                                      -14-

buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated
price or stated rate into underlying shares of commons stock. Convertible securities have general characteristics similar both to debt securities and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. Convertible securities provide for streams of income with yields that are generally higher than those of common stocks.

      WARRANTS TO PURCHASE SECURITIES. The Fund may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.
If interest rates rise, the warrants would generally expire with no value.

      The Fund may also invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding.
If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

      REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income.
Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from registration under the 1940 Act.

      INVESTMENTS IN POOLED VEHICLES. The Fund may invest in shares of both open- and closed-end investment companies (including single country funds and exchange-traded funds ("ETFs")), and trusts.

                                      -15-

The Fund also may invest in other private investment funds, vehicles, or structures. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle, and, in general, subjects it to a pro rata portion of the other pooled vehicle's fees and expenses. ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of securities that is intended to track the price and dividend performance of a particular index. Common examples of
ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be purchased from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange and
iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF's net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer's net asset value.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

      In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectuses and this SAI, the Fund may employ other investment practices and may be subject to additional risks, which are described below.

      DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts
("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts
("EDRs") or other similar securities representing ownership of foreign securities (collectively, "Depositary Receipts") if issues of these Depositary
Receipts are available that are consistent with the Fund's investment objective.
Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in
Depositary Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

      Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S.
issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. The Fund may enter into forward currency contracts and purchase currencies on a spot basis to reduce currency risk; however, currency hedging involves costs and may not be effective in all cases.

      SHORT SALES. To the extent permitted under "Investment Restrictions" below and in the Prospectuses, the Fund may seek to hedge investments or realize additional gains through short sales.

      Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan.
To

                                      -16-

borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

      At any time that the Fund has sold a security short, it will maintain liquid securities, in a segregated account with its custodian, in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the value at the time of securities sold short.

      FORWARD COMMITMENTS. The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time
("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets.
Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the
Fund of an advantageous yield or price.

      Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if Schroders deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

      LOANS OF FUND PORTFOLIO SECURITIES. The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. While the Fund may loan portfolio securities with an aggregate market value of up to one third of the Fund's total assets at any time, entering into securities loans is not a principal strategy of the Fund and the risks arising from lending portfolio securities are not principal risks of investing in the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan,
Schroders considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of

                                      -17-

the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with that Fund.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements without limit. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

      PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest in securities that are purchased in private placements. While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when Schroders believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

      The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also, market quotations are less readily available. The judgment of Schroders may at times play a greater role in valuing these securities than in the case of publicly traded securities.

      Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from

                                      -18-

registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. A Fund may be deemed to be an
"underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The
Staff of SEC currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Schroders. If no qualified institutional buyers are interested in purchasing the securities, then the Fund may not be able to sell such securities. In the event that the Trustees, or persons designated by the
Trustees, determine that a security is "readily marketable" pursuant to these procedures, and the Fund is not able to sell such security at the price that such persons anticipate, then the Fund's net asset value will decrease.

      TEMPORARY DEFENSIVE STRATEGIES. As described in the Prospectuses,
Schroders may at times judge that conditions in the securities markets make pursuing the Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in investment grade debt securities, cash, or money market instruments to any extent Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the
Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

      As fundamental investment restrictions, which may only be changed with approval by the holders of a majority of the outstanding voting securities of the Fund, the Fund may not:

1.    issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below). A class of securities may be senior to the Fund's shares of beneficial interest if it provides a preference upon liquidation, preferential dividends, or similar rights.

2.    borrow money, except to the extent permitted by applicable law from time to time;

Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

                                      -19-

3.    act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

4.    as to 75% of its total assets, purchase any security (other than
Government securities, as such term is defined in the 1940 Act; and securities of other investment companies), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer;

NOTE: Government securities are defined in the 1940 Act as any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United
States, or any certificate of deposit for any of the foregoing.

5.    purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Fund's total assets
(taken at current value) would be invested in a single industry;

6.    make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities;

7.    purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except in connection with otherwise permissible options, futures, and commodity activities; and

8.    purchase or sell real estate or interests in real estate, including real estate mortgage loans, although the Fund may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

--------------------

      It is contrary to the current policy of the Fund, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

      As a matter of non-fundamental policy, the Fund may not purchase securities when outstanding borrowings exceed 5% of the Fund's total assets.

                                      -20-

      The Fund may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund. In addition, as a non-fundamental policy, the Fund will not invest in other companies for the purpose of exercising control of those companies.

      All percentage limitations on investments (except the limitation with respect to securities that are not readily marketable set forth above) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment; except that, if the Fund ceases to maintain the 300% asset coverage ratio described above in the Note following restriction 2, it will take steps to restore that asset coverage ratio within three days thereafter (excluding
Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

      Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectuses, the other investment policies described in this SAI or in the Prospectuses are not fundamental and may be changed by approval of the Trustees.

      The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

DISCLOSURE OF PORTFOLIO HOLDINGS

      Through filings made with the SEC on Form N-CSR and Form N-Q, the Fund makes its full portfolio holdings publicly available to shareholders on a quarterly basis. The Fund normally makes such filings on or shortly after the sixtieth day following the end of a fiscal quarter. The Fund delivers its complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on Form N-CSR, to shareholders in the Fund's semi-annual and annual reports. The Fund does not deliver its complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at
www.sec.gov.

      POLICIES AND PROCEDURES. The Schroder Funds have adopted policies and procedures with respect to disclosure of the Funds' portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in the Fund's portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that neither Schroders nor SIMNA Ltd., as applicable, nor the Fund receive any compensation in return for the disclosure of information about the
Fund's portfolio securities or for any ongoing arrangements to make available information about the Fund's portfolio securities. Portfolio holdings may be disclosed to certain third parties in advance of quarterly filings by the Fund with the SEC. In each instance of such advance disclosure, a determination will have been made by Schroders or SIMNA Ltd., as applicable, that such disclosure is supported by a legitimate business purpose of the Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law) or trade on the nonpublic information. The Fund currently discloses nonpublic portfolio holdings information only to recipients who have agreed in writing with Schroders, or
SIMNA Ltd., as applicable, to keep such information confidential. In some cases these recipients are subject to a contractual obligation to keep portfolio holdings information confidential, and in other cases they are subject to a contractual obligation to keep information disclosed to them by the Fund confidential. Recipients of nonpublic portfolio holdings information are also subject to legal requirements prohibiting

                                      -21-

them from trading on material nonpublic information. In the future, where
Schroders or SIMNA Ltd., as applicable, does not believe that the risk of disclosure is material, the Fund may disclose information to recipients who do not have an independent duty not to disclose the nonpublic information and are not party to a confidentiality agreement. Any inappropriate use of such information by the recipient could be harmful to the Fund and its shareholders.
The Fund has no ongoing arrangements to make available nonpublic portfolio holdings information, except as described in the procedures below. Nonpublic portfolio holdings information is disclosed by the Fund's portfolio management team, except in cases where the information is disclosed by other personnel or agents of the Fund, as described below. The following list describes the circumstances in which the Fund discloses its portfolio holdings to select third parties:

Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility.
Under Schroders' code of ethics, portfolio managers are prohibited from disclosing nonpublic information to third parties. Portfolio managers may release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

Schroders. In its capacity as adviser to the Fund, certain Schroders personnel and personnel of its affiliates, SIMNA Ltd. and Schroder Investment Management
Limited, that deal directly with the processing, settlement, review, control, auditing, reporting, or valuation of portfolio trades will have full daily access to Fund portfolio holdings. Employees of SIMNA Ltd. and Schroder
Investment Management Limited with access to portfolio holdings information are provided with training on the Trust's policies and procedures regarding disclosure of portfolio holdings information. Training is provided by the
Schroders compliance department in the applicable jurisdiction, after consultation with Schroders plc's global compliance department located in
London. The Trust's Chief Compliance Officer reports to the Trustees regarding compliance by such affiliates.

External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include fund accounting agents, pricing services, and the custodian have daily access to all Fund portfolio holdings. Portfolio holdings information is provided on an ongoing basis to the Fund's sub-administrator SEI Investments
Global Funds Services ("SEI"). PricewaterhouseCoopers LLP, the Fund's
independent registered public accounting firm, receives portfolio holdings information yearly in connection with the Fund's audit. Schroders utilizes the services of Institutional Shareholder Services ("ISS") to assist with proxy voting. ISS receives full Fund portfolio holdings on a monthly basis for the funds for which it provides services.

Ranking/Rating Agencies. Morningstar, Lipper, Thomson and Bloomberg receive the
Fund's full portfolio holdings no earlier than 60 calendar days following the end of each calendar quarter.

      Certain approved recipients of portfolio holdings information are listed in the policies and procedures with respect to the disclosure of the Fund's portfolio holdings approved by the Board of Trustees of the Trust. Any addition to the list of approved recipients of portfolio holdings information included in such procedures (whether on an ongoing or a one-time basis) requires approval by the President and Chief Compliance Officer of the Fund based on a review of: (i)
the type of Fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the period, if any, between the date of the

                                      -22-

information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Fund; (vii) the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and
(ix) whether any potential conflicts exist regarding such disclosure between the interests of the Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

      In general, the Schroder Funds policies and procedures provide that disclosure by Schroders of information about the holdings of client accounts other than the Fund's accounts is governed by the policies relating to protection of client information pursuant to Regulation S-P. Details about the holdings of any portfolio other than the Fund, however, may provide holdings information that is substantially identical to holdings of the Fund that have not yet been publicly released. To the extent that disclosure of non-Fund portfolios to persons other than those enumerated in the Schroder Funds policies and procedures would provide information substantially identical to the Fund's portfolio, that disclosure is subject to the Schroder Funds policies and procedures.

      Nothing in the Schroder Funds policies and procedures prohibits any investment group from providing to a research service provider a coverage list that identifies securities that the investment group follows for research purposes provided that: (i) the list of securities does not consist exclusively of the current portfolio holdings of the Fund; and (ii) no information about actual holdings by any account is included.

The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for the general oversight of the
Trust's business. Subject to such policies as the Trustees may determine,
Schroders furnishes a continuing investment program for the Funds and makes investment decisions on their behalf, except that SIMNA Ltd., an affiliate of
Schroders, serves as sub-adviser responsible for portfolio management for the
Fund. Subject to the control of the Trustees, Schroders also manages the Fund's other affairs and business.

The names, addresses and ages of the Trustees and executive officers of the
Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated
positions until his or her resignation or removal.

                             DISINTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust
(each, a "Disinterested Trustee").

                                      -23-

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                TERM OF                             PORTFOLIOS IN FUND
                              POSITION(S)     OFFICE AND           PRINCIPAL             COMPLEX             OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS OF      HELD WITH       LENGTH OF         OCCUPATION(S)         OVERSEEN BY           OUTSIDE OF SCHRODERS
  DISINTERESTED TRUSTEE          TRUST        TIME SERVED     DURING PAST 5 YEARS        TRUSTEE                 FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------------------

David N. Dinkins, 79          Trustee        Indefinite      Trustee of the Trust           10            None
875 Third Avenue, 22nd Fl.                   Since 1994      and Schroder Capital
New York, NY 10022                                           Funds (Delaware);
                                                             Professor, Columbia
                                                             School of
                                                             International
                                                             and Public Affairs.
------------------------------------------------------------------------------------------------------------------------------------
Peter E. Guernsey, 85         Trustee        Indefinite      Trustee of the Trust           10            None
875 Third Avenue, 22nd Fl.                   Since 1997      and Schroder Capital
New York, NY 10022                                           Funds (Delaware).
                                                             Retired. Formerly,
                                                             Senior Vice
                                                             President,
                                                             Marsh & McLennan,
                                                             Inc. (insurance
                                                             services).
------------------------------------------------------------------------------------------------------------------------------------
John I. Howell, 89            Trustee        Indefinite      Trustee and Lead               11            American Life Assurance
875 Third Avenue, 22nd Fl.                   Since 1996      Disinterested Trustee                        Co. of New York; United
New York, NY 10022                                           of the Trust,                                States Life Insurance Co.
                                                             Schroder                                     of the City of New York;
                                                             Capital Funds                                First SunAmerica Life
                                                             (Delaware) and                               Insurance Co.
                                                             Schroder Global
                                                             Series Trust; Private
                                                             Consultant, Indian
                                                             Rock Corporation
                                                             (individual
                                                             accounting).
------------------------------------------------------------------------------------------------------------------------------------
Peter S. Knight, 55           Trustee        Indefinite      Trustee of the Trust,          11            Medicis; PAR
875 Third Avenue, 22nd Fl.                   Since 1997      Schroder Capital                             Pharmaceuticals; and
New York, NY 10022                                           Funds (Delaware) and                         Entremed
                                                             Schroder Global
                                                             Series Trust;
                                                             Director,
                                                             Schroder Japanese
                                                             Long/Short Fund;
                                                             Director, Schroder
                                                             Credit Renaissance
                                                             Fund, LP; Director,
                                                             Schroder Alternative
                                                             Strategies Fund;
                                                             President, Generation
                                                             Investment
                                                             Management U.S.
                                                             Formerly, Managing
                                                             Director, MetWest
                                                             Financial (financial
                                                             services); President,
                                                             Sage Venture Partners
                                                             (investing); and
                                                             Partner, Wunder,
                                                             Knight, Forcsey &
                                                             DeVierno (law firm).
------------------------------------------------------------------------------------------------------------------------------------
William L. Means, 70          Trustee        Indefinite      Trustee of the Trust           10            None
875 Third Avenue, 22nd Fl.                   Since 1997      and Schroder Capital
New York, NY 10022                                           Funds (Delaware).
                                                             Retired.
------------------------------------------------------------------------------------------------------------------------------------
Clarence F. Michalis, 84      Trustee        Indefinite      Trustee of the Trust,          11            None
875 Third Avenue, 22nd Fl.                   Since 1997      Schroder Capital
New York, NY 10022                                           Funds (Delaware) and
------------------------------------------------------------------------------------------------------------------------------------

                                      -24-

------------------------------------------------------------------------------------------------------------------------------------

                                                             Schroder Global
                                                             Series Trust.
                                                             Retired.
                                                             Formerly, Chairman of
                                                             the Board of
                                                             Directors,
                                                             Josiah Macy, Jr.,
                                                             Foundation.
------------------------------------------------------------------------------------------------------------------------------------
Hermann C. Schwab, 86         Trustee        Indefinite      Trustee of the Trust           10            None
875 Third Avenue, 22nd Fl.                   Since 1997      and Schroder Capital
New York, NY 10022                                           Funds (Delaware).
                                                             Retired.
------------------------------------------------------------------------------------------------------------------------------------
James D. Vaughn, 61           Trustee        Indefinite      Trustee and Chairman           11            AMG National Trust Bank
875 Third Avenue, 22nd Fl.                   Since 2003      of the Audit
New York, New York 10022                                     Committee of the
                                                             Trust, Schroder
                                                             Capital Funds
                                                             (Delaware) and
                                                             Schroder Global
                                                             Series Trust.
                                                             Retired.
                                                             Formerly, Managing
                                                             Partner, Deloitte &
                                                             Touche USA, LLP-
                                                             Denver.
------------------------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEE

The following table sets forth certain information concerning a Trustee who is an "interested person" (as defined in the Investment Company Act) of the Trust
(an "Interested Trustee").

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                TERM OF                             PORTFOLIOS IN FUND
                              POSITION(S)     OFFICE AND           PRINCIPAL             COMPLEX             OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS OF      HELD WITH       LENGTH OF        OCCUPATION(S)          OVERSEEN BY           OUTSIDE OF SCHRODERS
   INTERESTED TRUSTEE           TRUST        TIME SERVED     DURING PAST 5 YEARS        TRUSTEE                 FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------------------

Peter L. Clark, 42*           Trustee and    Indefinite      Trustee and                   10              None
875 Third Avenue, 22nd Fl.    Chairman       Since 2003      Chairman of the
New York, NY 10022                                           Trust and Schroder
                                                             Capital Funds
                                                             (Delaware); Chief
                                                             Executive Officer,
                                                             Schroders. Formerly,
                                                             Managing Director
                                                             and Head of Emerging
                                                             Markets, JP Morgan/JP
                                                             Morgan Investment
                                                             Management; Vice
                                                             President and Head of
                                                             Proprietary Trading,
                                                             JP Morgan.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Clark is an Interested Trustee due to his status as an officer and employee of Schroder Investment Management North America Inc. and its
affiliates.

                                    OFFICERS

The following table sets forth certain information concerning the Trust's officers. The officers of the Trust are employees of organizations that provide services to the Fund.

                                      -25-

-----------------------------------------------------------------------------------------------------------------------
  NAME, AGE AND ADDRESS      POSITION(S) HELD WITH         TERM OF OFFICE                PRINCIPAL OCCUPATION(S)
        OF OFFICER                   TRUST            AND LENGTH OF TIME SERVED            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------

Peter L. Clark, 42           Trustee and Chairman    Indefinite                    Trustee and Chairman of the Trust
875 Third Avenue, 22nd Fl.                           Since 2003                    and Schroder Capital Funds
New York, NY 10022                                                                 (Delaware); Director and Chief
                                                                                   Executive Officer, Schroders.
                                                                                   Formerly, Managing Director and
                                                                                   Head of Emerging Markets, JP
                                                                                   Morgan/JP Morgan Investment
                                                                                   Management; Vice President and
                                                                                   Head of Proprietary Trading, JP
                                                                                   Morgan.
-----------------------------------------------------------------------------------------------------------------------
Mark A. Hemenetz, 50         President and           Indefinite                    Chief Operating Officer, Director
875 Third Avenue, 22nd Fl.   Principal Executive     Since May 2004                and Executive Vice President,
New York, NY 10022           Officer                                               Schroders; Chairman and Director,
                                                                                   Schroder Fund Advisors Inc.;
                                                                                   President and Principal Executive
                                                                                   Officer, the Trust, Schroder
                                                                                   Capital Funds (Delaware) and
                                                                                   Schroder Global Series Trust.
                                                                                   Formerly, Executive Vice President
                                                                                   and Director of Investment
                                                                                   Management, Bank of New York.
-----------------------------------------------------------------------------------------------------------------------
Alan M. Mandel, 48           Treasurer and Chief     Indefinite                    First Vice President, Schroders;
875 Third Avenue, 22nd Fl.   Financial Officer       Since May 2003                Chief Operating Officer, Treasurer
New York, NY 10022                                                                 and Director, Schroder Fund
                                                                                   Advisors Inc.; Treasurer and Chief
                                                                                   Financial Officer, the Trust,
                                                                                   Schroder Global Series Trust and
                                                                                   Schroder Capital Funds (Delaware).
-----------------------------------------------------------------------------------------------------------------------
Carin F. Muhlbaum, 44        Vice President and      Indefinite                    Senior Vice President, General
875 Third Avenue, 22nd Fl.   Clerk                   Vice President since 1998;    Counsel, and Chief Administrative
New York, NY 10022                                   Clerk since 2001              Officer, Schroders; Director,
                                                                                   Senior Vice President, Secretary
                                                                                   and General Counsel, Schroder Fund
                                                                                   Advisors Inc.; Vice President and
                                                                                   Secretary/Clerk, the Trust,
                                                                                   Schroder Global Series Trust and
                                                                                   Schroder Capital Funds (Delaware).
-----------------------------------------------------------------------------------------------------------------------
Stephen M. DeTore, 54        Chief Compliance        Indefinite                    Senior Vice President, Director
875 Third Avenue, 22nd Fl.   Officer                 Since 2005                    and Chief Compliance Officer,
New York, NY 10022                                                                 Schroders; Senior Vice President
                                                                                   and Director, Schroder Fund
                                                                                   Advisors Inc.; Chief Compliance
                                                                                   Officer, the Trust, Schroder
                                                                                   Capital Funds (Delaware) and
                                                                                   Schroder Global Series Trust.
                                                                                   Formerly, Deputy General Counsel,
                                                                                   Gabelli Asset Management Inc.;
                                                                                   Associate General Counsel, Gabelli
                                                                                   Asset Management, Inc.; Assistant
                                                                                   Director, Office of Examination
                                                                                   Support, U.S. Securities and
                                                                                   Exchange Commission.
-----------------------------------------------------------------------------------------------------------------------
Angel Lanier, 43             Assistant Secretary     Indefinite                    Assistant Vice President,
875 Third Avenue, 22nd Fl.                           Since 2005                    Schroders; Assistant Vice
New York, NY 10022                                                                 President, Schroder Fund Advisors
                                                                                   Inc.; Assistant Secretary of the
                                                                                   Trust, Schroder Capital Funds
                                                                                   (Delaware) and Schroder Global
                                                                                   Series Trust. Formerly, Associate,
                                                                                   Schroders.
-----------------------------------------------------------------------------------------------------------------------

                              CERTAIN AFFILIATIONS

The following table lists the positions held by the Trust's officers and any
Interested Trustees with affiliated persons or principal underwriters of the
Trust:

                                      -26-

--------------------------------------------------------------------------------
                                           POSITIONS HELD WITH
                                          AFFILIATED PERSONS OR
                                          PRINCIPAL UNDERWRITERS
        NAME                                   OF THE TRUST
--------------------------------------------------------------------------------
Peter L. Clark            Trustee and Chairman of the Trust and Schroder Capital
                          Funds (Delaware); Director and Chief Executive
                          Officer, Schroders. Formerly, Managing Director and
                          Head of Emerging Markets, JP Morgan/JP Morgan
                          Investment Management; Vice President and Head of
                          Proprietary Trading, JP Morgan.
--------------------------------------------------------------------------------
Mark A. Hemenetz          President of the Trust; President of Schroder Capital
                          Funds (Delaware) and Schroder Global Series Trust;
                          Chief Operating Officer, Director and Executive Vice
                          President, Schroders; Chairman and Director, Schroder
                          Fund Advisors Inc.
--------------------------------------------------------------------------------
Alan M. Mandel            First Vice President, Schroders; Chief Operating
                          Officer, Treasurer and Director, Schroder Fund
                          Advisors Inc.; Treasurer and Chief Financial Officer,
                          the Trust, Schroder Global Series Trust, Schroder
                          Capital Funds (Delaware).
--------------------------------------------------------------------------------
Carin F. Muhlbaum         Senior Vice President, General Counsel, and Chief
                          Administrative Officer, Schroders; Director, Senior
                          Vice President, Secretary and General Counsel,
                          Schroder Fund Advisors Inc.; Vice President and
                          Secretary/Clerk, the Trust, Schroder Global Series
                          Trust, and Schroder Capital Funds (Delaware).
--------------------------------------------------------------------------------
Stephen M. DeTore         Senior Vice President, Director and Chief Compliance
                          Officer, Schroders; Senior Vice President and
                          Director, Schroder Fund Advisors Inc.; Chief
                          Compliance Officer, the Trust, Schroder Global Series
                          Trust, and Schroder Capital Funds (Delaware).
--------------------------------------------------------------------------------
Angel Lanier              Assistant Vice President, Schroders; Assistant Vice
                          President, Schroder Fund Advisors Inc.; Assistant
                          Secretary, the Trust, Schroder Global Series Trust,
                          and Schroder Capital Funds (Delaware).
--------------------------------------------------------------------------------

                       COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means,
Michalis, Schwab and Vaughn). The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the
Funds and, among other things, considers the selection of independent public accountants for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and Schroders and their affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee met four times during the fiscal year ended October 31, 2005.

Nominating Committee. All of the Disinterested Trustees (Messrs. Dinkins,
Guernsey, Howell, Knight, Means, Michalis, Schwab and Vaughn) serve as a
Nominating Committee of the Board responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee's criteria. Nominee recommendations may be submitted to the Clerk of the Trust at the Trust's principal business address. The Nominating Committee did not meet during the fiscal year ended October 31, 2005.

                                      -27-

                              SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Schroder family of investment companies, as of December 31, 2005.

-----------------------------------------------------------------------------------------------------------------------
                                                                                               AGGREGATE DOLLAR RANGE
                                                                                              OF EQUITY SECURITIES IN
                                                                                                   ALL REGISTERED
                                                                                                INVESTMENT COMPANIES
                                                                                               OVERSEEN BY TRUSTEE IN
                                                              DOLLAR RANGE OF EQUITY            FAMILY OF INVESTMENT
    NAME OF TRUSTEE                    FUND                   SECURITIES IN THE FUND                 COMPANIES*
-----------------------------------------------------------------------------------------------------------------------

                                                             Ranges:                         Ranges:
                                                                   None                            None
                                                                   $1-$10,000                      $1-$10,000
                                                                   $10,001-$50,000                 $10,001-$50,000
                                                                   $50,001-$100,000                $50,001-$100,000
                                                                   Over $100,000                   Over $100,000
-----------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
DAVID N. DINKINS                                                                             $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------
                             INTERNATIONAL DIVERSIFIED       None
                             VALUE FUND
-----------------------------------------------------------------------------------------------------------------------
PETER E. GUERNSEY                                                                            None
-----------------------------------------------------------------------------------------------------------------------
                             INTERNATIONAL DIVERSIFIED       None
                             VALUE FUND
-----------------------------------------------------------------------------------------------------------------------
JOHN I. HOWELL                                                                               $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------
                             INTERNATIONAL DIVERSIFIED       None
                             VALUE FUND
-----------------------------------------------------------------------------------------------------------------------
PETER S. KNIGHT                                                                              None
-----------------------------------------------------------------------------------------------------------------------
                             INTERNATIONAL DIVERSIFIED       None
                             VALUE FUND
-----------------------------------------------------------------------------------------------------------------------
WILLIAM L. MEANS                                                                             $1-10,000
-----------------------------------------------------------------------------------------------------------------------
                             INTERNATIONAL DIVERSIFIED       None
                             VALUE FUND
-----------------------------------------------------------------------------------------------------------------------
CLARENCE F. MICHALIS                                                                         Over $100,000
-----------------------------------------------------------------------------------------------------------------------
                             INTERNATIONAL DIVERSIFIED       None
                             VALUE FUND
-----------------------------------------------------------------------------------------------------------------------
HERMANN C. SCHWAB                                                                            None
-----------------------------------------------------------------------------------------------------------------------
                             INTERNATIONAL DIVERSIFIED       None
                             VALUE FUND
-----------------------------------------------------------------------------------------------------------------------

                                      -28-

-----------------------------------------------------------------------------------------------------------------------
JAMES D. VAUGHN                                                                              Over $100,000
-----------------------------------------------------------------------------------------------------------------------
                             INTERNATIONAL DIVERSIFIED       None
                             VALUE FUND
-----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
PETER L. CLARK                                                                               $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------
                             INTERNATIONAL DIVERSIFIED       None
                             VALUE FUND
-----------------------------------------------------------------------------------------------------------------------

* For these purposes, the Trust, Schroder Capital Funds (Delaware), and Schroder
Global Series Trust are considered part of the same "Family of Investment
Companies."

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person
(other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2005:

--------------------------------------------------------------------------------------------------------------------
                                 NAME OF
                               OWNERS AND
                              RELATIONSHIPS                                          VALUE OF
    NAME OF TRUSTEE            TO TRUSTEE         COMPANY        TITLE OF CLASS     SECURITIES     PERCENT OF CLASS
--------------------------------------------------------------------------------------------------------------------

David N. Dinkins                   N/A              N/A               N/A               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
Peter E. Guernsey                  N/A              N/A               N/A               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
John I. Howell                     N/A              N/A               N/A               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
Peter S. Knight                    N/A              N/A               N/A               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
William L. Means                   N/A              N/A               N/A               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
Clarence F. Michalis               N/A              N/A               N/A               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
Hermann C. Schwab                  N/A              N/A               N/A               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
James D. Vaughn                    N/A              N/A               N/A               N/A              N/A
--------------------------------------------------------------------------------------------------------------------

                             TRUSTEES' COMPENSATION

Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an
Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The following table sets forth approximate information regarding compensation received by Trustees from the "Fund Complex" for the fiscal year ended October
31, 2005. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroders and its affiliates).

                                      -29-

--------------------------------------------------------------------------------
                              AGGREGATE
                            COMPENSATION      TOTAL COMPENSATION FROM TRUST AND
    NAME OF TRUSTEE          FROM TRUST        FUND COMPLEX PAID TO TRUSTEES*
--------------------------------------------------------------------------------
David N. Dinkins                $12,615                    $20,080
--------------------------------------------------------------------------------
Peter E. Guernsey               $12,615                    $20,080
--------------------------------------------------------------------------------
John I. Howell                   $5,091                    $20,080
--------------------------------------------------------------------------------
Peter S. Knight                  $4,591                    $17,750
--------------------------------------------------------------------------------
William L. Means                $12,565                    $20,000
--------------------------------------------------------------------------------
Clarence F. Michalis             $5,091                    $20,080
--------------------------------------------------------------------------------
Hermann C. Schwab               $12,615                    $20,080
--------------------------------------------------------------------------------
James D. Vaughn                  $5,040                    $20,000
--------------------------------------------------------------------------------

* The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust. The Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust are considered part of the same
"Fund Complex" for these purposes.

The Trust's Declaration of Trust provides that the Trust will indemnify its
Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the
Trust, except if it is determined in the manner specified in the Declaration of
Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust by-laws provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the Trustee is an
"audit committee financial expert." The Trust bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their service as Trustees, except to the extent prohibited by the Declaration of Trust. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODERS AND ITS AFFILIATES

Schroders serves as the investment adviser for the Fund. Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder
U.S. Holdings Inc. (or their predecessors) have been investment managers since
1927. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroder
International Holdings, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of March 31, 2006, had under management assets of approximately $223.2 billion.
Schroders' address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

SIMNA Ltd., an affiliate of Schroders, has served as sub-adviser to the Fund since its inception.

Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder Investment Management North America Inc.

                                      -30-

PORTFOLIO MANAGERS

The portfolio managers primarily responsible for making investment decisions for the Fund are: Justin Abercrombie, Lead Portfolio Manager and Head of
Quantitative Equity Products; John Marsland, Senior Portfolio Manager and
Quantitative Analyst; Arnaud Amsellem, Senior Quantitative Analyst and Portfolio
Manager; Stephen Langford, Senior Quantitative Analyst and Portfolio Manager;
David Philpotts, Senior Quantitative Analyst and Portfolio Manager; Kristian
Brock, Quantitative Analyst and Portfolio Manager; and James Larkman,
Quantitative Analyst and Portfolio Manager.

Other Accounts Managed. The following table shows information regarding other accounts managed by the portfolio managers of the Fund, as of June 30, 2006:

-------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF ACCOUNTS        TOTAL ASSETS IN
                                                                    WHERE ADVISORY FEE IS       ACCOUNTS WHERE
                                NUMBER OF         TOTAL ASSETS         BASED ON ACCOUNT      ADVISORY FEE IS BASED
                                 ACCOUNTS         IN ACCOUNTS            PERFORMANCE        ON ACCOUNT PERFORMANCE
-------------------------------------------------------------------------------------------------------------------

JUSTIN ABERCROMBIE
-------------------------------------------------------------------------------------------------------------------
Registered Investment               1            $1.349 billion             None                     None
Companies
-------------------------------------------------------------------------------------------------------------------
Other Pooled Investment             3            $1.332 billion               1                  $156 million
Vehicles
-------------------------------------------------------------------------------------------------------------------
Other Accounts                      2             $264 million                2                  $264 million
-------------------------------------------------------------------------------------------------------------------
ARNAUD AMSELLEM
-------------------------------------------------------------------------------------------------------------------
Registered Investment               1            $1.349 billion             None                     None
Companies
-------------------------------------------------------------------------------------------------------------------
Other Pooled Investment             2             $101 million              None                     None
Vehicles
-------------------------------------------------------------------------------------------------------------------
Other Accounts                      1             $131 million              None                     None
-------------------------------------------------------------------------------------------------------------------
STEPHEN LANGFORD
-------------------------------------------------------------------------------------------------------------------
Registered Investment               1            $1.349 billion             None                     None
Companies
-------------------------------------------------------------------------------------------------------------------
Other Pooled Investment             2             $701 million                1                  $144 million
Vehicles
-------------------------------------------------------------------------------------------------------------------
Other Accounts                      1             $160 million                1                  $160 million
-------------------------------------------------------------------------------------------------------------------
DAVID PHILPOTTS
-------------------------------------------------------------------------------------------------------------------
Registered Investment               1            $1.349 billion             None                     None
Companies
-------------------------------------------------------------------------------------------------------------------
Other Pooled Investment             1             $24 million               None                     None
Vehicles
-------------------------------------------------------------------------------------------------------------------
Other Accounts                     None               None                  None                     None
-------------------------------------------------------------------------------------------------------------------
KRISTIAN BROCK
-------------------------------------------------------------------------------------------------------------------

                                      -31-

-------------------------------------------------------------------------------------------------------------------

Registered Investment                1            $1.349 billion             None                    None
Companies
-------------------------------------------------------------------------------------------------------------------
Other Pooled Investment            None                None                  None                    None
Vehicles
-------------------------------------------------------------------------------------------------------------------
Other Accounts                       1             $152 million              None                    None
-------------------------------------------------------------------------------------------------------------------
JAMES LARKMAN
-------------------------------------------------------------------------------------------------------------------
Registered Investment                1            $1.349 billion             None                    None
Companies
-------------------------------------------------------------------------------------------------------------------
Other Pooled Investment            None                None                  None                    None
Vehicles
-------------------------------------------------------------------------------------------------------------------
Other Accounts                       1             $45 million               None                    None
-------------------------------------------------------------------------------------------------------------------
JOHN MARSLAND
-------------------------------------------------------------------------------------------------------------------
Registered Investment                1            $1.349 billion             None                    None
Companies
-------------------------------------------------------------------------------------------------------------------
Other Pooled Investment            None                None                  None                    None
Vehicles
-------------------------------------------------------------------------------------------------------------------
Other Accounts                       1             $146 million              None                    None
-------------------------------------------------------------------------------------------------------------------

Material Conflicts of Interest. Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

      Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund.
Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders' policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time. See "Brokerage
Allocation and Other Practices" for more information about this process.

      The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.
Also, potential conflicts of interest may arise since the structure of
Schroders' compensation may vary from account to account.

                                      -32-

      Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. Schroders' methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund's portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of
Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers' base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

      Each portfolio manager's bonus is based in part on performance.
Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on
"team" maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For each team, Schroders assesses the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management and the level of performance fees generated. Performance is evaluated for each quarter, year and since inception of the Fund. Mr. Abercrombie and Mr.
Langford's compensation for certain other accounts they manage is based upon account performance. Mr. Ansellem, Mr. Philpotts, Mr. Brock, and Mr. Larkman's
compensation for all other accounts they manage is not based upon account performance.

      Schroders also reviews "softer" factors such as leadership, innovation, contribution to other parts of the business an adherence to corporate values of excellence, integrity, teamwork, passion and innovation. An employee's bonus is paid in a combination of cash and Schroders plc stock, as determined by
Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.

Ownership of Securities. As of the date hereof, no shares of the Fund are outstanding.

MANAGEMENT CONTRACT

Management Contract. Under a Management Contract between the Trust, on behalf of the Fund, and Schroders, Schroders, at its expense, provides the Fund with (i)
investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Fund, and
(ii) management and administrative services necessary for the operation of the
Fund, including preparation of shareholder reports and communications, regulatory compliance, such as reports to and filings with the SEC and state securities commissions, and general supervision of the operation of the Fund, including coordination of the services performed by the Fund's sub-administrator, transfer agent, custodian, independent auditors, legal counsel and others.

                                      -33-

      Under the Management Contract, Schroders is required to continuously furnish the Fund an investment program consistent with the investment objective and policies of the Fund, and to determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the
Fund's assets shall be held uninvested, subject always to the provisions of the
Trust's Declaration of Trust and by-laws, and of the Investment Company Act, and to the Fund's investment objective, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

      As compensation for services provided to the Fund pursuant to the
Management Contract, Schroders is entitled to receive from the Trust a fee, computed and paid quarterly, at the following annual rate (based on the Fund's average daily net assets): 1.00%. In order to limit the expenses of the Fund's
Investor Shares and Advisor Shares, Schroders has separately agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until August
30, 2007 to the extent that the Total Annual Operating Expenses of the Fund
(other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to its Investor
Shares exceed the following annual rate (based on the average daily net assets attributable to the Fund's Investor Shares): 1.25%, and to the extent that the
Total Annual Operating Expenses of the Fund (other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to its Advisor Shares exceed the following annual rate (based on the average daily net assets allocable to the Fund's Advisor
Shares): 1.50%. Schroders makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.
Schroders pays the compensation and expenses of officers and executive employees of the Trust. Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroders pays the Trust's office rent.

      Under the Management Contract, the Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses;
accounting expenses; payments under any distribution plan; shareholder servicing payments; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Fund's assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

      The Management Contract provides that Schroders shall not be subject to any liability to the Trust or to any shareholder for any act or omission in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

      The Management Contract may be terminated as to the Fund without penalty by vote of the Trustees, by the shareholders of the Fund, or by Schroders, on 60 days' written notice. The Management

                                      -34-

Contract also terminates without payment of any penalty in the event of its assignment. In addition, the Management Contract may be amended only by a vote of the shareholders of the Fund and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not "interested persons" of Schroders. The Management Contract provides that it will continue in effect from year to year (after an initial two-year period) only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroders. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" (as defined above under "Investment Restrictions").

Subadvisory Agreement. The Trustees of the Trust have approved an arrangement whereby Schroders would retain SIMNA Ltd. to serve as sub-adviser to the Fund.
In connection therewith, the Trustees approved an Investment Subadvisory
Agreement between Schroders, SIMNA Ltd. and the Trust, on behalf of the Fund
(the "Subadvisory Agreement").

      Under the Subadvisory Agreement, subject to the oversight of the Trustees and the direction and control of Schroders, SIMNA Ltd. is required to provide on behalf of the Fund the portfolio management services required of Schroders under the Fund's Management Contract. Accordingly, SIMNA Ltd. will be required to regularly provide the Fund with investment research, advice, and supervision and furnish continuously investment programs consistent with the investment objectives and policies of the Fund, and determine, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's
Declaration of Trust and By-laws, and of the Investment Company Act, and to the
Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

      For the services to be rendered by SIMNA Ltd., Schroders (and not the
Trust or the Fund) will pay to SIMNA Ltd. a monthly fee in an amount equal to fifty percent (50%) of all fees actually paid by the Fund to Schroders for such month under the Management Contract, provided that SIMNA Ltd.'s fee for any period will be reduced such that SIMNA Ltd. will bear fifty percent (50%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period.

      The Subadvisory Agreement provides that SIMNA Ltd. shall not be subject to any liability to the Trust or Schroders for any mistake of judgment or in any event whatsoever in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

      The Subadvisory Agreement relating to the Fund may be terminated with respect to the Fund without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined above) of the Fund on
60 days' written notice to SIMNA Ltd., (ii) by Schroders on 60 days' written notice to SIMNA Ltd. or (iii) by SIMNA Ltd. on 60 days' written notice to
Schroders and the Trust. The Subadvisory Agreement will also terminate without payment of any penalty in the event of its assignment. The Subadvisory Agreement may be amended only by written agreement of all parties thereto and otherwise in accordance with the Investment Company Act.

                                      -35-

ADMINISTRATIVE SERVICES

      The Trust, on behalf of the Fund, has entered into an administration and accounting agreement with SEI Investments Global Fund Services ("SEI"). Under that agreement, the Trust, together with Schroder Capital Funds (Delaware), another trust comprised of funds managed by Schroders, pays fees to SEI based on the combined average daily net assets of all the funds of Schroder Capital Funds
(Delaware) and the Trust, according to the following annual rates: 0.115% of the first $600 million of such assets; 0.11% on the next $400 million of such assets; 0.09% on the next $1 billion of such assets; and 0.07% on the average daily net assets in excess of $2 billion. The Fund pays its pro rata portion of such expenses. The administration and accounting agreement is terminable by either party at the end of a three year initial term or thereafter, at any time, by either party upon six (6) months written notice to the other party. The administration and accounting agreement is terminable by either party in the case of a material breach.

DISTRIBUTOR

      Pursuant to a Distribution Agreement with the Trust, Schroder Fund
Advisors Inc. (the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New
York 10022, serves as the distributor for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroders and its
Affiliates" for ownership information regarding the Distributor.

Distribution plan for Advisor Shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act that allows the Fund to compensate the Distributor in connection with the distribution of the Fund's
Advisor shares. Under the Plan, the Fund may make payments at an annual rate up to 0.25% of the average daily net assets attributable to its Advisor Shares.
Because the fees are paid out of the Fund's assets attributable to its Advisor shares on an ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of the Fund and may cost an investor more than paying other types of sales charges.

      The Distribution Plan is a compensation plan. The various costs and expenses that may be paid or reimbursed by amounts paid under the Distribution
Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

      The Distribution Plan may not be amended to increase materially the amount of payments permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the Fund. Any other material amendment to the
Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees ("Qualified Trustees") who are not "interested persons" (as defined in the Investment Company Act) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution
Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. The Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the
Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. The Distribution Plan may be terminated at any

                                      -36-

time by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund's outstanding Advisor Shares.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      SELECTION OF BROKERS. Schroders, in selecting brokers to effect transactions on behalf of the Fund, seeks to obtain the best execution available.

      ALLOCATION. Schroders may deem the purchase or sale of a security to be in the best interests of the Fund as well as other clients of Schroders. In such cases, Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

      BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Schroders may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United
States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

      Schroders places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best execution available. In seeking the best price and execution, Schroders considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

      It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroders receives research, statistical, and quotation services from many broker-dealers with which it places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroders and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund is not reduced because Schroders and its affiliates receive such services.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, as
amended (the "Securities Exchange Act"), and by the Management Contract,
Schroders may cause the Fund to pay a

                                      -37-

broker that provides brokerage and research services to Schroders an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroders' authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

      SIMNA Ltd., in its capacity as subadviser to the Fund, observes substantially the same allocation and brokerage and research policies and practices as those observed by Schroders described above.

      OTHER PRACTICES. Schroders and its affiliates also manage private investment companies ("hedge funds") that are marketed to, among others, existing Schroders clients. These hedge funds may invest in the same securities as those invested in by the Fund. The hedge funds' trading methodologies are generally different than those of the Fund and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in the Fund. At times, the hedge funds may be selling short securities held long in the Fund.

DETERMINATION OF NET ASSET VALUE

      The net asset value per share of each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange (the
"Exchange") (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

      Securities for which market quotations are readily available are valued at those quotations. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the
Board of Trustees, which are summarized below.

      Equity securities listed or traded on a domestic or foreign stock exchange for which last sales information is readily available are valued at the last reported sale price on the exchange on that day or, in the absence of sales that day, at the mean between the closing bid and ask prices (the "mid-market price")
or, if none, the last sale price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued based on trading on the exchange where the security is principally traded.) Securities purchased in an initial public offering and that have not commenced trading in a secondary market are valued at cost. Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. In the case of securities traded primarily on the National
Association of Securities Dealers' Automated Quotation System ("NASDAQ"), the
NASDAQ Official Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors. If the
NASDAQ Official Closing Price is not available, such securities will be valued as described above for exchange-traded securities.

      Reliable market quotations are not considered to be readily available for most long-term bonds. Such securities are valued at fair value, generally on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Below investment grade debt instruments ("high yield debt") and emerging markets debt instruments will generally be valued at prices furnished by pricing services based on the mean of bid and asked prices supplied by brokers or dealers, although, if the bid-asked spread exceeds five points, that security will typically be valued at the bid price. Short-term fixed

                                      -38-

income securities with remaining maturities of 60 days or less are valued at amortized cost, unless Schroders, believes another valuation is more appropriate.

      Options and futures contracts traded on a securities exchange or board of trade shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded. Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price.

      All other securities and other property are valued at fair value based on procedures established by the Board of Trustees.

      All assets and liabilities of the Fund denominated in foreign currencies are translated into U.S. dollars as of the close of trading of the New York
Stock Exchange (normally 4:00 p.m., Eastern time) based on the mean between the last quoted bid and ask price of such currencies against the U.S. dollar.

      If any securities held by the Fund are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain officers at
Schroders) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

      Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New
York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day. Occasionally, events affecting the value of such securities may occur between such times and the close of the
Exchange. If events materially affecting the value of such securities occur during such period, then the Fair Value Committee of the Trust may consider whether it is appropriate to value these securities at their fair value.

      The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. The Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more funds or classes may be allocated in proportion to the net asset values of the respective funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific fund or

                                      -39-

class. The net asset value of the Fund's Advisor Shares will generally differ from that of its Investor Shares due to the variance in dividends paid on each class of shares and differences in the expenses of Advisor Shares and Investor
Shares.

REDEMPTION OF SHARES

      The Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund.

      The redemption fee may be waived, in Schroders' sole discretion, for certain categories of redemptions that do not raise short-term trading concerns.
These categories include but are not limited to shares redeemed through designated systematic withdrawal plans. The redemption fee does apply to IRAs, and may also apply to shares held in employer-sponsored retirement accounts
(such as 401(k), 403(b), Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension accounts) and shares in retirement plans held in broker omnibus accounts.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

      The Fund has no arrangements with any person to permit frequent purchases and redemptions of the Fund shares.

TAXES

      The following discussion of U.S. federal income tax consequences is based on the Code), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. It does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

      TAXATION OF THE FUND. The Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the
Code.

      As a RIC qualifying to have its tax liability determined under Subchapter
M, the Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

      In order to qualify as a RIC the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more

                                      -40-

than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in (x) the securities of any one issuer
(other than the U.S. Government or other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -
generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. The Fund intends to make such distributions.

      In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004
(the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii)
that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

      If the Fund does not qualify for taxation as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gains (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

      If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M), the Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October,
November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

      TAXABLE DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as described below) are taxed to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you owned your shares. Distributions of net capital gains from the sale of investments that the Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

                                      -41-

      For taxable years beginning before January 1, 2011, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is
60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the
181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise)
to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United States) or (b) treated as a passive foreign investment company.

      In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such
Fund's shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100%
of the Fund's dividends (other than property designated capital gain dividends)
will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

      Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

      Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1,
2011.

      TRANSACTIONS IN FUND SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon such a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions from the Fund of long-term capital gain with respect to the shares during the six-month period. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

                                      -42-

      FOREIGN INVESTMENTS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations of the foreign currency concerned.

      With respect to investment income and gains received by the Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, the
Fund's investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment.
Investments, if any, in "passive foreign investment companies" could subject the
Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund."

      If more than 50% of the Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. It is anticipated that shareholders of the Fund generally will be entitled to claim a credit or deduction with respect to foreign taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes.
In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

      HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the
Fund.

      BACKUP WITHHOLDING. The Fund is generally required to withhold a percentage of certain of your dividends and other distributions if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through
2010. The backup withholding tax rate will be 31% for amounts paid after
December 31, 2010.

                                      -43-

      TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

      NON-U.S. SHAREHOLDERS. In general, dividends (other than capital gain dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S.
federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of a fund beginning after December 31,
2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a
10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (an
"interest-related dividend"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United
States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the
Fund (a "short-term capital gain dividend"). The Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, capital gain dividends will not be subject to withholding of U.S. federal income tax.

      If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

      Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating
183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

                                      -44-

PRINCIPAL HOLDERS OF SECURITIES

      As of the date hereof, no shares of the Fund are outstanding.

CUSTODIAN

      JP Morgan Chase Bank, 270 Park Avenue, New York, New York, is the
custodian of the assets of the Fund. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the
Fund's investments. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

      Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy,
Massachusetts 02171, is the Trust's registrar, transfer agent, and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, provides audit services, and tax return preparation services.
Their address is Two Commerce Square, Suite 1700, 2001 Market Street,
Philadelphia, Pennsylvania 19103.

CODE OF ETHICS

      Schroders, Schroder Fund Advisors Inc., the Trust's distributor, and SIMNA
Ltd. have each adopted a Code of Ethics, and the Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust have adopted a combined Code of
Ethics, pursuant to the requirements of Rule 17j-1 of the Investment Company
Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics have been filed as exhibits to the Trust's Registration Statement.

PROXY VOTING POLICIES AND PROCEDURES

      The Trust has delegated authority and responsibility to vote any proxies relating to voting securities held by the Fund to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of Schroders' proxy voting policies and procedures is attached as Appendix
A to this SAI. Information regarding how Schroders voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, through the Schroders Funds' website at www.schroderfunds.com; and (2) on the Securities and Exchange Commission's
website at www.sec.gov.

LEGAL COUNSEL

      Ropes & Gray LLP, One International Place, Boston, Massachusetts
02110-2624, serves as counsel to the Trust.

                                      -45-

SHAREHOLDER LIABILITY

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's
Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of such Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

      As the Fund has not commenced operations, financial statements for the
Fund are unavailable.

                                      -46-

APPENDIX A

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.
POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS
OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.'s
("Schroders") policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that Schroders:

   o  Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

   o  Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the "Funds"):

   o  Disclose their proxy voting policies and procedures in their registration statements and

   o  Annually, file with the SEC and make available to shareholders their actual proxy voting.

(A)   PROXY VOTING GENERAL PRINCIPLES

Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

PROXY COMMITTEE

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The
Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders' Global Corporate Governance Team (the "Team") is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global
Corporate Governance Policy (the "Policy"), as revised from time to time. The
Policy, which has been developed by Schroders'

                                       A-1

Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders' positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

Schroders uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services.
ISS's primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS's and others' recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders' clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

For example, conflicts of interest may arise when:

   o  Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;

   o  A proponent of a proxy proposal has a client relationship with Schroders;

   o  A proponent of a proxy proposal has a business relationship with
      Schroders;

   o  Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. The
Team will determine whether a proposal is material as follows:

   o  Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

   o  Non-Routine Proxy Proposals: Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for

                                       A-2

      management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy,
      Schroders will address matters involving such conflicts of interest as follows:

      A.    If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

      B.    If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

      C.    If the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders' own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

      D.    If the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then
Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS' recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or
(c) obtain approval of the decision from the Chief Compliance Officer and the
Chief Investment Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING

      The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the
Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the
Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written)
from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule
30b1-4:

      For each matter on which a fund is entitled to vote:

                                       A-3

   o  Name of the issuer of the security;

   o  Exchange ticker symbol;

   o  CUSIP number, if available;

   o  Shareholder meeting date;

   o  Brief summary of the matter voted upon;

   o  Source of the proposal, i.e., issuer or shareholder;

   o  Whether the fund voted on the matter;

   o  How the fund voted; and

   o  Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds'
actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

                                       A-4